UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2019 through June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2020

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.”
— Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

While U.S. equity markets generally outperformed other financial markets in the second half of 2019, global prices for a broad range of assets fell sharply in the first quarter of 2020 as large sectors of global, national and local economies shut down in response to the COVID-19 pandemic. However, equity markets rebounded somewhat in the final three months of the reporting period as stimulus programs from leading central banks and governments took hold and countries in Asia and Europe showed progress in halting the spread of virus.

In late July 2019, the U.S. Federal Reserve (the “Fed”) cut interest rates for the first time in more than a decade as U.S. economic growth showed signs of slowing, even as U.S. unemployment remained at historically low levels. The central bank followed with two more interest rate cuts in September and October 2019. In response to lower rates and improved or stable economic data, equity prices in the U.S. generally rose in the final months of 2019.

Further support for U.S. equity markets came from a “Phase One” trade agreement between the U.S. and China that reduced existing tariffs and headed off the implementation of new tariffs scheduled to take effect December 15, 2019. U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February – the last one on February 19 – the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the Fed’s decision to slash interest rates further and restart its quantitative easing asset purchasing program -- along with a range of other stimulus programs -- provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose. Within U.S. equity markets, large cap stocks generally outperformed mid cap and small cap stocks and growth stocks outperformed value stocks during the reporting period.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(0.24)%
Russell 2000 Index	(6.63)%

Net Assets as of 6/30/2020 (In Thousands)	$472,859

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and overweight position in the information technology sector and its security selection in the industrials sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary sector was the sole sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Teladoc Health Inc. and Inphi Corp. and its out-of-Benchmark position in Horizon Therapeutics PLC. Shares of Teladoc Health, a provider of online health care services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Inphi, a semiconductor components manufacturer, rose amid investor expectations that it would benefit from the global transition to 5G telecommunications networks. Shares of Horizon Therapeutics, a pharmaceuticals company, rose after an advisory committee of the U.S. Food and Drug Administration recommended approval of the company’s drug for thyroid eye disease.

Leading individual detractors from relative performance included the Fund’s underweight position in Quidel Corp., its out-of-Benchmark position in Sage Therapeutics Inc. and its overweight position in Cinemark Holdings Inc. Shares of Quidel, a medical diagnostics testing manufacturer, rose amid investor expectations for increased demand for COVID-19 testing kits. Shares of Sage Therapeutics, a drug development company, fell after its treatment for depressive disorder failed in a Phase 3 clinical trial. Shares of Cinemark Holdings, a cinema chain operator, fell after the company closed movie theaters in response to at-home quarantines due to the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively valued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Independent Bank Corp.	1.1%
2.	ITT, Inc.	1.0
3.	Simpson Manufacturing Co., Inc.	0.9
4.	Lithia Motors, Inc., Class A	0.9
5.	Applied Industrial Technologies, Inc.	0.9
6.	Texas Roadhouse, Inc.	0.9
7.	Littelfuse, Inc.	0.8
8.	Helen of Troy Ltd.	0.8
9.	Inphi Corp.	0.7
10.	Terreno Realty Corp.	0.7

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	16.7%
Information Technology	16.7
Financials	14.1
Health Care	13.7
Consumer Discretionary	10.8
Real Estate	6.3
Utilities	3.1
Consumer Staples	2.2
Materials	2.2
Communication Services	2.1
Energy	2.0
Short-Term Investments	10.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge*		(5.50)%	8.31%	13.28%
Without Sales Charge		(0.24)	9.48	13.89
CLASS C SHARES	January 7, 1998
With CDSC**		(1.75)	8.93	13.31
Without CDSC		(0.75)	8.93	13.31
CLASS I SHARES	April 5, 1999	0.02	9.75	14.21
CLASS R6 SHARES	July 2, 2018	0.27	10.03	14.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund and the Russell 2000 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the

2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Effective June 1, 2018 (“the Effective Date”), the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)* .	(12.04)%
Russell 2000 Index	(6.63)%

Net Assets as of 6/30/2020 (In Thousands)	$349,861

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2020.

The Fund’s security selection in the health care and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Teladoc Health Inc. and its overweight positions in Tivity Health Inc. and MRC Global Inc. Shares of Teladoc Health, a provider of online health care services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Tivity Health, a provider of weight loss and fitness products, fell after the company reported lower-than-expected earnings and revenue for the fourth quarter of 2019. Shares of MRC Global, a supplier of hardware to the petroleum and natural industries, fell amid a sharp decline in global demand for oil and natural gas during the reporting period.

Leading individual contributors to relative performance included the Fund’s overweight positions in Stamps.com Inc. and Aircastle Ltd. and its out-of-Benchmark position in Horizon Therapeutics PLC. Shares of Stamps.com, an internet provider of postal services, rose after the company reported better-than-expected earnings for the fourth quarter of 2019 and issued an upbeat earnings forecast for 2020. Shares of Aircastle, an aircraft leasing company, rose ahead of its acquisition by Marubeni Corp. for $2.4 billion. Shares of Horizon Therapeutics, a pharmaceuticals company, rose after an advisory committee of the U.S. Food and Drug Administration recommended approval of the company’s drug for thyroid eye disease.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Deckers Outdoor Corp.	1.1%
2.	Magellan Health, Inc.	1.0
3.	Horizon Therapeutics plc	0.8
4.	Argan, Inc.	0.8
5.	ArcBest Corp.	0.8
6.	Hub Group, Inc., Class A	0.8
7.	Sanmina Corp.	0.8
8.	STAG Industrial, Inc.	0.7
9.	Cornerstone OnDemand, Inc.	0.7
10.	Commercial Metals Co.	0.7

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	19.3%
Financials	15.0
Industrials	14.4
Information Technology	11.7
Consumer Discretionary	9.9
Real Estate	6.1
Materials	4.4
Utilities	3.1
Consumer Staples	2.6
Communication Services	2.5
Energy	1.9
Short-Term Investments	9.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge*		(17.00)%	1.31%	9.71%
Without Sales Charge		(12.40)	2.41	10.30
CLASS C SHARES	May 31, 2016
With CDSC**		(13.86)	1.99	10.08
Without CDSC		(12.86)	1.99	10.08
CLASS I SHARES	January 3, 2017	(12.20)	2.64	10.42
CLASS R2 SHARES	July 31, 2017	(12.63)	2.06	9.73
CLASS R3 SHARES	July 31, 2017	(12.42)	2.32	10.01
CLASS R4 SHARES	July 31, 2017	(12.19)	2.58	10.28
CLASS R5 SHARES	January 1, 1997	(12.04)	2.78	10.50
CLASS R6 SHARES	May 31, 2016	(11.97)	2.83	10.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund and the Russell 2000 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(4.11)%
Russell 2000 Index	(6.63)%

Net Assets as of 6/30/2020 (In Thousands)	$6,595,486

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and underweight position in the consumer discretionary sector and its security selection in the industrials sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position and security selection in the health care sector and its security selection in the real estate sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Pool Corp. and West Pharmaceutical Services Inc. and its overweight position in Kinsale Capital Group Inc. Shares of Pool, a distributor or swimming pool supplies, rose amid investor expectations for increased demand for its products during at-home quarantines in response to the COVID-19 pandemic and after the company increased its quarter dividend by 22% and increased its share repurchase program by $200 million. Shares of West Pharmaceutical Services, a manufacturer of drugs, vaccines and consumer health care products, rose amid investor expectations that the company will benefit from demand for testing and treatments during the COVID-19 pandemic. Shares of Kinsale Capital Group, a provider of property and casualty insurance, rose amid consecutive quarters of better-than-expected earnings growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Cinemark Holdings Inc. and Patterson-UTI Energy Inc. and its out-of-Benchmark position in Core Laboratories NV. Shares of Cinemark Holdings, a cinema chain operator, fell after the company closed movie theaters due to the COVID-19 pandemic. Shares of Patterson-UTI Energy, a provider of oil field services to the energy sector, fell amid a sharp decline in global prices for petroleum during the reporting period. Shares of Core Laboratories, a provider of oilfield services to the energy sector, fell amid a sharp decline in global prices for petroleum during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Pool Corp.	2.7%
2.	AptarGroup, Inc.	2.3
3.	Toro Co. (The)	2.3
4.	Catalent, Inc.	2.2
5.	Molina Healthcare, Inc.	1.7
6.	West Pharmaceutical Services, Inc.	1.7
7.	BJ’s Wholesale Club Holdings, Inc.	1.6
8.	LCI Industries	1.5
9.	Brunswick Corp.	1.5
10.	Performance Food Group Co.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	19.4%
Financials	16.5
Information Technology	12.5
Health Care	12.4
Consumer Discretionary	11.4
Materials	6.1
Real Estate	5.7
Consumer Staples	4.7
Utilities	2.2
Others (each less than 1.0%)	0.9
Short-Term Investments	8.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge*		(9.14)%	5.34%	11.71%
Without Sales Charge		(4.11)	6.48	12.31
CLASS C SHARES	February 19, 2005
With CDSC**		(5.56)	5.97	11.76
Without CDSC		(4.56)	5.97	11.76
CLASS I SHARES	May 7, 1996	(3.83)	6.78	12.63
CLASS R2 SHARES	November 3, 2008	(4.32)	6.22	12.03
CLASS R3 SHARES	September 9, 2016	(4.08)	6.50	12.32
CLASS R4 SHARES	September 9, 2016	(3.83)	6.78	12.63
CLASS R5 SHARES	May 15, 2006	(3.65)	6.99	12.86
CLASS R6 SHARES	May 31, 2016	(3.60)	7.04	12.88

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares at time of launch.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund and the Russell 2000 Index from

June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	16.99%
Russell 2000 Growth Index	3.48%

Net Assets as of 6/30/2020 (In Thousands)	$3,960,153

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and overweight position in the information technology sector and its security selection in the health care sector were leading contributors to performance relative to the Benchmark. While there were no sector detractors from relative performance, the utilities sector, in which the Fund had no holdings, and the Fund’s security selection in the consumer discretionary sector were the smallest contributors to relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Teladoc Health Inc. and Inphi Inc., and its out-of-Benchmark position in Horizon Therapeutics PLC. Shares of Teladoc Health, a provider of online health care services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Inphi, a semiconductor components manufacturer, rose amid investor expectations that it would benefit from the global transition to so-called 5G telecommunications networks. Shares of Horizon Therapeutics, a pharmaceuticals company, rose after an advisory committee of the U.S. Food and Drug Administration recommended approval of the company’s drug for thyroid eye disease.

Leading individual detractors from relative performance included the Fund’s underweight position in Quidel Corp., its overweight position in Hudson Ltd. and its out-of-Benchmark position in Sage Therapeutics Inc. Shares of Quidel, a medical diagnostics testing manufacturer that was not held in the Fund, rose amid investor expectations for increased demand for COVID-19 testing kits. Shares of Hudson, a retailer of travel products, fell as passenger traffic fell sharply in response to the COVID-19 pandemic. Shares of Sage Therapeutics, a drug development company, fell after its treatment for depressive disorder failed in a Phase 3 clinical trial.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Inphi Corp.	1.6%
2.	Natera, Inc.	1.5
3.	Advanced Drainage Systems, Inc.	1.5
4.	National Vision Holdings, Inc.	1.3
5.	John Bean Technologies Corp.	1.3
6.	Halozyme Therapeutics, Inc.	1.3
7.	Lithia Motors, Inc., Class A	1.3
8.	Horizon Therapeutics plc	1.3
9.	MKS Instruments, Inc.	1.3
10.	Envestnet, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	26.5%
Information Technology	23.3
Industrials	15.3
Consumer Discretionary	14.1
Financials	3.4
Consumer Staples	3.1
Real Estate	2.1
Communication Services	2.0
Short-Term Investments	10.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge*		10.85%	12.66%	15.66%
Without Sales Charge		16.99	13.87	16.29
CLASS C SHARES	November 4, 1997
With CDSC**		15.42	13.30	15.70
Without CDSC		16.42	13.30	15.70
CLASS I SHARES	March 26, 1996	17.31	14.16	16.58
CLASS L SHARES	February 19, 2005	17.46	14.33	16.75
CLASS R2 SHARES	November 3, 2008	16.71	13.59	15.99
CLASS R3 SHARES	July 31, 2017	16.93	13.86	16.28
CLASS R4 SHARES	July 31, 2017	17.32	14.16	16.58
CLASS R5 SHARES	September 9, 2016	17.49	14.33	16.75
CLASS R6 SHARES	November 30, 2010	17.60	14.45	16.86

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund and the Russell 2000 Growth Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(16.52)%
Russell 2000 Value Index . . .	(17.48)%

Net Assets as of 6/30/2020 (In Thousands)	$955,573

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the consumer discretionary and utilities sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the real estate sector and its underweight position and security selection in the consumer staples sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Stamps.com Inc., FTI Consulting Inc. and Clearway Energy Inc. Shares of Stamps.com, an internet provider of postal services, rose after the company reported better-than-expected earnings for the fourth quarter of 2019 and issued an upbeat earnings forecast for 2020. Shares of FTI Consulting, a provider of business and regulatory advisory services, rose in late 2019 after the company reported better-than-expected earnings for its third quarter of 2019 and after the company unveiled a restructuring plan late in the reporting period. Shares of Clearway, an energy utility, rose after the company reported better-than-expected revenue for the first quarter of 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Allscripts Healthcare Solutions Inc., Sinclair Broadcast Group Inc. and MRC Global Inc. Shares of Allscripts Healthcare Solutions, a health care information technology provider, fell after consecutive quarters of lower-than-expected earnings during the reporting period. Shares of Sinclair Broadcast Group, a television broadcaster, fell amid investor expectations for declining advertising revenue in response to the COVID-19 pandemic. Shares of MRC Global, a supplier of hardware to the petroleum and natural gas industries, fell amid a sharp decline in global demand for oil and natural gas during the reporting period.

HOW WAS THE FUND POSITIONED?

In accordance its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Xperi Holding Corp.	1.1%
2.	United Bankshares, Inc.	1.0
3.	Washington Federal, Inc.	0.9
4.	Builders FirstSource, Inc.	0.9
5.	Trustmark Corp.	0.9
6.	TRI Pointe Group, Inc.	0.8
7.	EMCOR Group, Inc.	0.8
8.	ABM Industries, Inc.	0.8
9.	Wabash National Corp.	0.8
10.	ArcBest Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.4%
Industrials	16.7
Consumer Discretionary	9.0
Real Estate	8.6
Information Technology	7.9
Health Care	6.4
Materials	5.3
Utilities	4.6
Energy	3.4
Communication Services	2.6
Consumer Staples	1.9
Short-Term Investments	8.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge*		(21.14)%	(1.66)%	6.58%
Without Sales Charge		(16.78)	(0.59)	7.16
CLASS C SHARES	March 22, 1999
With CDSC**		(18.14)	(1.13)	6.55
Without CDSC		(17.14)	(1.13)	6.55
CLASS I SHARES	January 27, 1995	(16.52)	(0.34)	7.43
CLASS R2 SHARES	November 3, 2008	(16.92)	(0.84)	6.89
CLASS R3 SHARES	September 9, 2016	(16.73)	(0.59)	7.15
CLASS R4 SHARES	September 9, 2016	(16.52)	(0.35)	7.42
CLASS R5 SHARES	May 15, 2006	(16.44)	(0.21)	7.54
CLASS R6 SHARES	February 22, 2005	(16.33)	(0.10)	7.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund and the Russell 2000 Value Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value

Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(6.37)%
Russell 2000 Index	(6.63)%

Net Assets as of 6/30/2020 (In Thousands)	$900,036

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the consumer discretionary and financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care and information technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Stamps.com Inc., Forty Seven Inc. and Mersana Therapeutics Inc. Shares of Stamps.com, an internet provider of postal services, rose after the company reported better-than-expected earnings for the fourth quarter of 2019 and issued an upbeat earnings forecast for 2020. Shares of Forty Seven, a drug development company, rose ahead of its March 2020 acquisition by Gilead Sciences Inc. Shares of Mersana Therapeutics, a cancer treatment development company, rose on better-than-expected earnings for the first quarter of 2020 and positive results from trials of its treatment for ovarian cancer.

Leading individual detractors from relative performance included the Fund’s overweight positions in Allscripts Healthcare Solutions Inc. and Varex Imaging Corp., and its underweight position in Teladoc Health Inc. Shares of Allscripts Healthcare Solutions, a health care information technology provider, fell after consecutive quarters of lower-than-expected earnings during the reporting period. Shares of Varex Imaging, a manufacturer of x-ray imaging components, fell after the company reported lower-than-expected earnings and revenue for its fiscal second quarter. Shares of Teladoc Health, a provider of online health care services that was not held in the Fund, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s performance relative to the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	TRI Pointe Group, Inc.	1.1%
2.	EMCOR Group, Inc.	1.0
3.	Xperi Holding Corp.	1.0
4.	Avaya Holdings Corp.	1.0
5.	Wabash National Corp.	0.8
6.	Trustmark Corp.	0.8
7.	Allscripts Healthcare Solutions, Inc.	0.8
8.	Rambus, Inc.	0.8
9.	Washington Federal, Inc.	0.8
10.	Perficient, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	19.2%
Industrials	14.6
Financials	13.9
Information Technology	12.6
Consumer Discretionary	10.2
Real Estate	5.5
Materials	3.9
Consumer Staples	2.7
Utilities	2.7
Communication Services	2.4
Energy	1.6
Short-Term Investments	10.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge*		(11.63)%	0.79%	9.21%
Without Sales Charge		(6.76)	1.88	9.80
CLASS C SHARES	November 1, 2007
With CDSC**		(8.25)	1.36	9.25
Without CDSC		(7.25)	1.36	9.25
CLASS I SHARES	September 10, 2001	(6.51)	2.15	10.09
CLASS L SHARES	November 4, 1993	(6.37)	2.30	10.27
CLASS R2 SHARES	November 1, 2011	(7.01)	1.63	9.57
CLASS R3 SHARES	September 9, 2016	(6.78)	1.88	9.80
CLASS R4 SHARES	September 9, 2016	(6.55)	2.13	10.08
CLASS R5 SHARES	September 9, 2016	(6.36)	2.29	10.27
CLASS R6 SHARES	November 1, 2011	(6.27)	2.41	10.36

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 and Class R3 shares prior to their inception dates are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund and the Russell 2000 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.4%

Aerospace & Defense — 0.7%

Curtiss-Wright Corp.	24	2,159

National Presto Industries, Inc.	15	1,301

		3,460

Auto Components — 0.7%

Fox Factory Holding Corp. *	27	2,202

LCI Industries (a)	11	1,229

		3,431

Automobiles — 0.5%

Winnebago Industries, Inc. (a)	38	2,531

Banks — 9.8%

BancFirst Corp.	67	2,720

Camden National Corp.	92	3,189

City Holding Co.	25	1,603

Columbia Banking System, Inc.	115	3,271

Community Trust Bancorp, Inc.	57	1,861

Cullen/Frost Bankers, Inc. (a)	20	1,481

First Busey Corp.	155	2,890

First Commonwealth Financial Corp.	243	2,016

First Financial Bancorp	132	1,838

First Financial Bankshares, Inc.	48	1,388

First Hawaiian, Inc.	85	1,465

First Merchants Corp.	97	2,667

Great Western Bancorp, Inc.	147	2,023

Heritage Commerce Corp.	270	2,030

Heritage Financial Corp.	33	661

Independent Bank Corp.	167	2,481

Independent Bank Corp.	49	3,298

Lakeland Bancorp, Inc.	240	2,739

S&T Bancorp, Inc.	39	903

Signature Bank	8	828

Simmons First National Corp., Class A	162	2,772

Trustmark Corp.	61	1,507

		45,631

Biotechnology — 8.5%

ACADIA Pharmaceuticals, Inc. * (a)	32	1,570

ADC Therapeutics SA (Switzerland) * (a)	40	1,877

Alector, Inc. *	32	772

Allogene Therapeutics, Inc. * (a)	21	880

Amicus Therapeutics, Inc. *	171	2,580

Atara Biotherapeutics, Inc. *	97	1,407

Avrobio, Inc. *	66	1,148

Biohaven Pharmaceutical Holding Co. Ltd. *	35	2,575

Blueprint Medicines Corp. *	27	2,069

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued

Bridgebio Pharma, Inc. * (a)	30	979

Coherus Biosciences, Inc. * (a)	106	1,899

FibroGen, Inc. *	43	1,731

G1 Therapeutics, Inc. *	51	1,232

Generation Bio Co. *	16	343

Global Blood Therapeutics, Inc. * (a)	20	1,232

Halozyme Therapeutics, Inc. *	114	3,055

Heron Therapeutics, Inc. * (a)	86	1,267

Homology Medicines, Inc. *	57	862

Immunomedics, Inc. *	25	878

Intercept Pharmaceuticals, Inc. * (a)	20	941

Natera, Inc. *	70	3,489

Orchard Therapeutics plc, ADR (United Kingdom) *	44	261

REGENXBIO, Inc. * (a)	30	1,090

REVOLUTION Medicines, Inc. *	24	758

Rubius Therapeutics, Inc. * (a)	68	408

Sage Therapeutics, Inc. * (a)	25	1,056

Twist Bioscience Corp. * (a)	62	2,828

Viela Bio, Inc. * (a)	28	1,226

		40,413

Building Products — 3.8%

Advanced Drainage Systems, Inc.	69	3,388

AZEK Co., Inc. (The) *	26	839

CSW Industrials, Inc.	35	2,431

Fortune Brands Home & Security, Inc.	17	1,118

Simpson Manufacturing Co., Inc.	57	4,780

Trex Co., Inc. * (a)	19	2,520

UFP Industries, Inc.	56	2,754

		17,830

Capital Markets — 1.3%

Evercore, Inc., Class A	29	1,730

Focus Financial Partners, Inc., Class A *	41	1,365

LPL Financial Holdings, Inc.	41	3,180

		6,275

Chemicals — 1.6%

Innospec, Inc.	32	2,462

Stepan Co.	23	2,221

Valvoline, Inc.	137	2,656

		7,339

Commercial Services & Supplies — 2.5%

Brady Corp., Class A	53	2,463

Brink’s Co. (The)	25	1,160

Cimpress plc (Ireland) *	23	1,756

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Commercial Services & Supplies — continued

Deluxe Corp.	51	1,205

Kimball International, Inc., Class B	126	1,462

MSA Safety, Inc.	20	2,289

UniFirst Corp.	8	1,470

		11,805

Communications Equipment — 1.2%

Ciena Corp. *	34	1,868

EchoStar Corp., Class A *	69	1,937

Viavi Solutions, Inc. * (a)	133	1,693

		5,498

Construction & Engineering — 0.5%

Comfort Systems USA, Inc.	64	2,598

Containers & Packaging — 0.7%

Graphic Packaging Holding Co.	154	2,153

Silgan Holdings, Inc.	43	1,390

		3,543

Distributors — 0.5%

Pool Corp.	9	2,380

Diversified Consumer Services — 0.3%

Bright Horizons Family Solutions, Inc. *	9	1,077

OneSpaWorld Holdings Ltd. (Bahamas) (a)	44	212

		1,289

Diversified Telecommunication Services — 0.7%

Bandwidth, Inc., Class A * (a)	14	1,757

Liberty Latin America Ltd., Class C (Chile) *	187	1,768

		3,525

Electric Utilities — 0.3%

Portland General Electric Co.	37	1,548

Electrical Equipment — 0.7%

Generac Holdings, Inc. *	18	2,246

nVent Electric plc	55	1,030

		3,276

Electronic Equipment, Instruments & Components — 3.2%

CTS Corp. (a)	93	1,873

ePlus, Inc. *	24	1,694

Fabrinet (Thailand) *	40	2,470

Littelfuse, Inc.	24	4,171

Plexus Corp. * (a)	29	2,018

SYNNEX Corp.	23	2,811

		15,037

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 6.8%

American Campus Communities, Inc.	65	2,279

American Homes 4 Rent, Class A	120	3,238

Brixmor Property Group, Inc.	166	2,126

CubeSmart	38	1,020

EastGroup Properties, Inc.	13	1,518

Equity Commonwealth	78	2,519

Highwoods Properties, Inc.	54	2,024

JBG SMITH Properties	68	2,011

National Health Investors, Inc.	15	913

Rayonier, Inc.	82	2,041

Rexford Industrial Realty, Inc.	73	3,024

RLJ Lodging Trust	167	1,578

Sunstone Hotel Investors, Inc.	290	2,364

Terreno Realty Corp. (a)	69	3,648

Washington	78	1,741

		32,044

Food & Staples Retailing — 0.9%

Grocery Outlet Holding Corp. *	51	2,071

Performance Food Group Co. *	74	2,147

		4,218

Food Products — 1.1%

Flowers Foods, Inc.	100	2,243

Freshpet, Inc. *	35	2,901

		5,144

Gas Utilities — 1.6%

Chesapeake Utilities Corp.	21	1,774

ONE Gas, Inc.	42	3,254

Southwest Gas Holdings, Inc. (a)	39	2,690

		7,718

Health Care Equipment & Supplies — 1.9%

iRhythm Technologies, Inc. *	21	2,407

Nevro Corp. *	22	2,660

Shockwave Medical, Inc. *	40	1,884

Utah Medical Products, Inc.	21	1,825

		8,776

Health Care Providers & Services — 2.1%

Acadia Healthcare Co., Inc. * (a)	45	1,131

Amedisys, Inc. *	13	2,590

Encompass Health Corp.	41	2,533

Ensign Group, Inc. (The)	44	1,835

Providence Service Corp. (The) *	22	1,735

		9,824

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Technology — 0.1%

Evolent Health, Inc., Class A * (a)	97	690

Hotels, Restaurants & Leisure — 2.2%

Boyd Gaming Corp.	84	1,764

Cheesecake Factory, Inc. (The) (a)	38	860

Cracker Barrel Old Country Store, Inc.	14	1,553

Planet Fitness, Inc., Class A *	30	1,802

Texas Roadhouse, Inc.	83	4,345

		10,324

Household Durables — 1.4%

Helen of Troy Ltd. *	22	4,080

La-Z-Boy, Inc.	36	964

TRI Pointe Group, Inc. *	96	1,414

		6,458

Industrial Conglomerates — 0.2%

Carlisle Cos., Inc.	10	1,172

Insurance — 2.4%

Argo Group International Holdings Ltd.	10	366

eHealth, Inc. *	16	1,532

James River Group Holdings Ltd.	24	1,088

Old Republic International Corp.	116	1,891

Safety Insurance Group, Inc.	23	1,768

Selective Insurance Group, Inc. (a)	44	2,322

Selectquote, Inc. *	42	1,061

Third Point Reinsurance Ltd. (Bermuda) *	180	1,348

		11,376

Interactive Media & Services — 0.2%

Cars.com, Inc. *	139	801

Internet & Direct Marketing Retail — 0.5%

Farfetch Ltd., Class A (United Kingdom) *	79	1,371

RealReal, Inc. (The) * (a)	76	968

		2,339

IT Services — 1.7%

CSG Systems International, Inc.	57	2,349

I3 Verticals, Inc., Class A *	40	1,224

ManTech International Corp., Class A	37	2,528

Science Applications International Corp.	26	2,022

		8,123

Leisure Products — 0.3%

Callaway Golf Co. (a)	88	1,541

Life Sciences Tools & Services — 0.4%

10X Genomics, Inc., Class A *	9	759

INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — continued

Adaptive Biotechnologies Corp. *	12	595

Personalis, Inc. *	45	579

		1,933

Machinery — 6.0%

Alamo Group, Inc. (a)	23	2,330

Allison Transmission Holdings, Inc.	54	1,981

Blue Bird Corp. *	181	2,719

Graco, Inc.	32	1,550

Hillenbrand, Inc.	86	2,338

ITT, Inc.	84	4,953

John Bean Technologies Corp.	36	3,070

Kadant, Inc.	25	2,520

Lincoln Electric Holdings, Inc.	33	2,762

Mueller Industries, Inc.	75	2,006

Watts Water Technologies, Inc., Class A	27	2,226

		28,455

Marine — 0.2%

Kirby Corp. *	14	761

Media — 1.4%

Hemisphere Media Group, Inc. *	156	1,535

New York Times Co. (The), Class A (a)	68	2,840

Nexstar Media Group, Inc., Class A (a)	25	2,111

		6,486

Multiline Retail — 0.5%

Ollie’s Bargain Outlet Holdings, Inc. * (a)	23	2,259

Multi-Utilities — 0.4%

Unitil Corp.	43	1,922

Oil, Gas & Consumable Fuels — 2.2%

CNX Resources Corp. * (a)	183	1,583

Delek US Holdings, Inc. (a)	72	1,252

EQT Corp. (a)	134	1,596

Equitrans Midstream Corp.	174	1,446

Matador Resources Co. * (a)	257	2,185

PDC Energy, Inc. *	175	2,177

		10,239

Personal Products — 0.3%

Inter Parfums, Inc.	34	1,640

Pharmaceuticals — 1.6%

Arvinas, Inc. * (a)	13	440

Horizon Therapeutics plc *	53	2,957

MyoKardia, Inc. *	6	563

Revance Therapeutics, Inc. *	90	2,188

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — continued

TherapeuticsMD, Inc. *	307	384

Tricida, Inc. * (a)	42	1,146

		7,678

Professional Services — 0.3%

FTI Consulting, Inc. *	14	1,568

Road & Rail — 1.0%

Marten Transport Ltd.	89	2,236

Saia, Inc. * (a)	24	2,673

		4,909

Semiconductors & Semiconductor Equipment — 4.5%

Cabot Microelectronics Corp.	17	2,345

Cree, Inc. * (a)	26	1,556

Enphase Energy, Inc. *	41	1,963

Entegris, Inc.	47	2,799

FormFactor, Inc. *	34	1,001

Inphi Corp. * (a)	31	3,683

MKS Instruments, Inc.	26	2,937

Monolithic Power Systems, Inc.	7	1,711

Semtech Corp. *	38	1,964

SolarEdge Technologies, Inc. * (a)	11	1,495

		21,454

Software — 7.3%

Anaplan, Inc. *	40	1,810

Avalara, Inc. *	15	2,051

Bill.Com Holdings, Inc. *	18	1,615

Blackline, Inc. *	21	1,740

CyberArk Software Ltd. *	17	1,722

Dynatrace, Inc. *	20	801

Elastic NV *	27	2,531

Envestnet, Inc. *	40	2,917

Everbridge, Inc. *	13	1,767

Globant SA (Argentina) * (a)	12	1,848

HubSpot, Inc. *	12	2,800

Medallia, Inc. * (a)	46	1,152

Nuance Communications, Inc. * (a)	120	3,033

Progress Software Corp.	22	853

Proofpoint, Inc. *	15	1,637

Smartsheet, Inc., Class A *	48	2,441

Upland Software, Inc. * (a)	63	2,178

Zendesk, Inc. *	19	1,666

		34,562

Specialty Retail — 2.8%

Aaron’s, Inc.	14	638

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued

Floor & Decor Holdings, Inc., Class A *	23	1,318

Hudson Ltd., Class A *	118	573

Lithia Motors, Inc., Class A	32	4,777

National Vision Holdings, Inc. *	102	3,113

Vroom, Inc. *	19	996

Williams-Sonoma, Inc. (a)	21	1,713

		13,128

Textiles, Apparel & Luxury Goods — 2.0%

Carter’s, Inc.	32	2,572

Columbia Sportswear Co. (a)	20	1,595

Kontoor Brands, Inc.	77	1,380

Oxford Industries, Inc. (a)	44	1,916

Steven Madden Ltd. (a)	73	1,802

		9,265

Thrifts & Mortgage Finance — 1.8%

Premier Financial Corp.	187	3,301

Radian Group, Inc.	112	1,737

WSFS Financial Corp.	113	3,249

		8,287

Trading Companies & Distributors — 1.9%

Applied Industrial Technologies, Inc.	70	4,370

Rush Enterprises, Inc., Class A	42	1,752

SiteOne Landscape Supply, Inc. * (a)	25	2,853

		8,975

Water Utilities — 0.9%

American States Water Co.	24	1,902

Middlesex Water Co.	35	2,364

		4,266

Total Common Stocks (Cost $407,786)		455,744

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (Canada) * ‡ (Cost $—)	51	—	(c)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 10.9%

Investment Companies — 3.6%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (d) (e) (Cost $17,247)	17,239	17,254

Investment of Cash Collateral from Securities Loaned — 7.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (d) (e)	28,004	28,015

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (d) (e)	6,247	6,247

Total Investment of Cash Collateral from Securities Loaned (Cost $34,260)		34,262

Total Short-Term Investments (Cost $51,507)		51,516

Total Investments — 107.3% (Cost $459,293)		507,260
Liabilities in Excess of Other Assets — (7.3)%		(34,401)

NET ASSETS — 100.0%		472,859

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $33,465,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%

Aerospace & Defense — 0.8%

AAR Corp.	46	951

Aerojet Rocketdyne Holdings, Inc. *	5	202

Moog, Inc., Class A	5	257

Park Aerospace Corp.	47	527

Vectrus, Inc. *	21	1,013

		2,950

Air Freight & Logistics — 0.9%

Echo Global Logistics, Inc. *	10	221

Hub Group, Inc., Class A *	61	2,909

		3,130

Airlines — 0.3%

Hawaiian Holdings, Inc.	78	1,101

Auto Components — 1.2%

Adient plc *	85	1,401

American Axle & Manufacturing Holdings, Inc. *	55	420

Cooper Tire & Rubber Co.	29	790

Dana, Inc.	111	1,349

Goodyear Tire & Rubber Co. (The)	39	349

Modine Manufacturing Co. *	8	42

		4,351

Banks — 7.9%

Ameris Bancorp	16	367

Associated Banc-Corp.	24	327

Bancorp, Inc. (The) *	67	661

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	66	1,602

Bar Harbor Bankshares	18	407

Business First Bancshares, Inc.	14	210

California Bancorp, Inc. *	4	64

Capital Bancorp, Inc. *	5	56

Capstar Financial Holdings, Inc.	12	138

Cathay General Bancorp	11	298

CB Financial Services, Inc.	3	61

Central Valley Community Bancorp	4	68

Citizens Holding Co.	3	65

Community Trust Bancorp, Inc.	2	62

ConnectOne Bancorp, Inc.	110	1,765

Customers Bancorp, Inc. *	50	604

Enterprise Financial Services Corp.	2	65

Financial Institutions, Inc.	26	477

First BanCorp (Puerto Rico)	251	1,401

First Bank	6	41

First Business Financial Services, Inc.	6	106

First Choice Bancorp	2	31

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

First Community Bankshares, Inc.	5	109

First Hawaiian, Inc.	12	203

First Horizon National Corp.	186	1,851

First Internet Bancorp	8	136

Great Southern Bancorp, Inc.	9	379

Hancock Whitney Corp.	34	719

Hanmi Financial Corp.	48	461

Hilltop Holdings, Inc.	38	708

IBERIABANK Corp.	22	999

Investar Holding Corp.	13	184

Investors Bancorp, Inc.	305	2,592

Macatawa Bank Corp.	13	102

Meridian Corp. *	4	65

Metropolitan Bank Holding Corp. *	5	167

Mid Penn Bancorp, Inc. (a)	4	81

Northeast Bank	6	99

OceanFirst Financial Corp.	116	2,049

PacWest Bancorp	34	678

Popular, Inc. (Puerto Rico)	43	1,610

RBB Bancorp	7	91

Select Bancorp, Inc. *	51	419

Shore Bancshares, Inc.	9	97

Sierra Bancorp	4	79

Signature Bank	4	380

Sterling Bancorp	36	421

Synovus Financial Corp.	32	651

Umpqua Holdings Corp.	111	1,179

United Community Banks, Inc.	25	502

Wintrust Financial Corp.	11	492

Zions Bancorp NA	43	1,459

		27,838

Biotechnology — 8.8%

Aduro Biotech, Inc. *	248	572

Akebia Therapeutics, Inc. *	46	623

Alector, Inc. *	39	941

Allogene Therapeutics, Inc. *	37	1,584

Amicus Therapeutics, Inc. *	77	1,166

AnaptysBio, Inc. *	66	1,471

Arrowhead Pharmaceuticals, Inc. * (a)	41	1,758

Assembly Biosciences, Inc. *	35	821

Atara Biotherapeutics, Inc. *	7	101

Bluebird Bio, Inc. *	6	337

Blueprint Medicines Corp. *	16	1,279

Bridgebio Pharma, Inc. * (a)	19	634

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Catalyst Pharmaceuticals, Inc. *	162	749

Coherus Biosciences, Inc. * (a)	50	890

Concert Pharmaceuticals, Inc. * (a)	25	253

Dicerna Pharmaceuticals, Inc. * (a)	58	1,466

Esperion Therapeutics, Inc. * (a)	19	983

FibroGen, Inc. *	16	667

Gritstone Oncology, Inc. *	11	74

Heron Therapeutics, Inc. * (a)	82	1,205

Homology Medicines, Inc. *	30	454

Immunomedics, Inc. *	64	2,258

Insmed, Inc. * (a)	35	967

Jounce Therapeutics, Inc. *	31	216

Kura Oncology, Inc. *	5	79

MeiraGTx Holdings plc * (a)	27	336

Mustang Bio, Inc. *	466	1,483

Principia Biopharma, Inc. *	1	78

Radius Health, Inc. *	4	57

REVOLUTION Medicines, Inc. *	12	366

Rhythm Pharmaceuticals, Inc. *	20	439

Sage Therapeutics, Inc. *	16	682

Sarepta Therapeutics, Inc. *	7	1,170

Sutro Biopharma, Inc. * (a)	9	72

Syros Pharmaceuticals, Inc. *	189	2,015

TCR2 Therapeutics, Inc. * (a)	19	288

Viela Bio, Inc. * (a)	24	1,027

Vir Biotechnology, Inc. * (a)	26	1,053

Xencor, Inc. *	15	481

Y-mAbs Therapeutics, Inc. *	3	126

		31,221

Building Products — 1.1%

Builders FirstSource, Inc. *	35	717

Caesarstone Ltd.	45	537

Cornerstone Building Brands, Inc. *	34	207

JELD-WEN Holding, Inc. *	12	190

Masonite International Corp. *	14	1,073

PGT Innovations, Inc. *	10	160

Quanex Building Products Corp.	34	476

UFP Industries, Inc.	7	323

		3,683

Capital Markets — 1.7%

Blucora, Inc. *	58	660

Cowen, Inc., Class A (a)	79	1,273

Federated Hermes, Inc., Class B	70	1,656

Focus Financial Partners, Inc., Class A *	5	175

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Houlihan Lokey, Inc.	9	477

Piper Sandler Cos.	4	231

Stifel Financial Corp.	19	887

Virtus Investment Partners, Inc.	6	709

		6,068

Chemicals — 1.7%

FutureFuel Corp.	25	305

Koppers Holdings, Inc. *	54	1,019

Kraton Corp. *	29	509

Minerals Technologies, Inc.	10	479

Orion Engineered Carbons SA (Luxembourg)	70	740

PolyOne Corp.	51	1,343

Trinseo SA	33	726

Tronox Holdings plc, Class A (a)	105	758

		5,879

Commercial Services & Supplies — 2.4%

ABM Industries, Inc.	34	1,227

ACCO Brands Corp.	183	1,298

Brink’s Co. (The)	13	610

Herman Miller, Inc.	23	539

HNI Corp.	42	1,283

KAR Auction Services, Inc.	23	315

Kimball International, Inc., Class B	68	791

Knoll, Inc.	84	1,022

Quad/Graphics, Inc.	91	297

Steelcase, Inc., Class A	82	993

		8,375

Communications Equipment — 0.8%

Cambium Networks Corp. *	93	682

Ciena Corp. *	9	460

Extreme Networks, Inc. *	203	881

KVH Industries, Inc. *	42	373

PCTEL, Inc. *	53	352

		2,748

Construction & Engineering — 3.1%

Argan, Inc.	66	3,114

Comfort Systems USA, Inc.	19	779

EMCOR Group, Inc.	22	1,443

Great Lakes Dredge & Dock Corp. *	109	1,009

MasTec, Inc. *	50	2,231

Primoris Services Corp.	50	892

Sterling Construction Co., Inc. *	68	712

Tutor Perini Corp. *	46	557

		10,737

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Construction Materials — 0.2%

US Concrete, Inc. * (a)	25	625

Consumer Finance — 0.4%

Enova International, Inc. *	16	244

Nelnet, Inc., Class A	14	688

Oportun Financial Corp. * (a)	25	341

		1,273

Containers & Packaging — 0.2%

Myers Industries, Inc.	17	249

O-I Glass, Inc.	32	288

		537

Distributors — 0.4%

Core-Mark Holding Co., Inc.	52	1,300

Diversified Consumer Services — 0.7%

American Public Education, Inc. *	11	329

Houghton Mifflin Harcourt Co. *	689	1,247

Strategic Education, Inc. (a)	3	507

WW International, Inc. *	15	383

		2,466

Diversified Telecommunication Services — 0.9%

ATN International, Inc.	4	260

IDT Corp., Class B *	174	1,135

Liberty Latin America Ltd., Class A (Chile) *	76	739

Liberty Latin America Ltd., Class C (Chile) *	37	352

Ooma, Inc. * (a)	43	711

		3,197

Electric Utilities — 0.8%

Genie Energy Ltd., Class B	10	73

IDACORP, Inc.	8	695

Portland General Electric Co.	32	1,338

Spark Energy, Inc., Class A (a)	119	845

		2,951

Electrical Equipment — 0.7%

Atkore International Group, Inc. *	76	2,087

Powell Industries, Inc.	7	200

		2,287

Electronic Equipment, Instruments & Components — 2.9%

Benchmark Electronics, Inc.	60	1,288

Fabrinet (Thailand) *	11	707

Itron, Inc. * (a)	6	378

Kimball Electronics, Inc. *	9	121

Methode Electronics, Inc.	66	2,074

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

Sanmina Corp. *	115	2,876

ScanSource, Inc. *	35	841

Vishay Intertechnology, Inc. (a)	59	899

Vishay Precision Group, Inc. *	41	1,003

		10,187

Energy Equipment & Services — 0.4%

NexTier Oilfield Solutions, Inc. *	86	209

Select Energy Services, Inc., Class A *	162	797

Solaris Oilfield Infrastructure, Inc., Class A (a)	70	517

		1,523

Entertainment — 0.1%

Cinemark Holdings, Inc.	26	296

Equity Real Estate Investment Trusts (REITs) — 6.0%

Acadia Realty Trust	17	214

Alexander & Baldwin, Inc.	11	137

Alexander’s, Inc.	1	265

American Assets Trust, Inc.	9	245

American Finance Trust, Inc.	50	398

Armada Hoffler Properties, Inc.	97	962

BRT Apartments Corp.	7	76

CatchMark Timber Trust, Inc., Class A	66	584

Chatham Lodging Trust	13	79

City Office REIT, Inc.	102	1,021

Columbia Property Trust, Inc.	23	297

Community Healthcare Trust, Inc.	3	139

CorEnergy Infrastructure Trust, Inc. (a)	10	87

CorePoint Lodging, Inc.	9	37

Cousins Properties, Inc.	26	763

DiamondRock Hospitality Co.	80	441

EastGroup Properties, Inc.	2	225

Essential Properties Realty Trust, Inc. (a)	15	220

First Industrial Realty Trust, Inc.	45	1,730

Getty Realty Corp.	5	151

Gladstone Commercial Corp.	47	878

Global Medical REIT, Inc.	6	68

Global Net Lease, Inc.	103	1,723

Highwoods Properties, Inc.	4	147

Hudson Pacific Properties, Inc.	15	374

Investors Real Estate Trust	2	134

Monmouth Real Estate Investment Corp.	43	617

New Senior Investment Group, Inc.	67	244

One Liberty Properties, Inc.	3	49

Physicians Realty Trust	38	671

PotlatchDeltic Corp.	26	985

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Retail Properties of America, Inc., Class A	127	929

Retail Value, Inc.	16	193

Rexford Industrial Realty, Inc.	7	289

Ryman Hospitality Properties, Inc.	1	38

Sabra Health Care REIT, Inc.	22	320

STAG Industrial, Inc. (a)	90	2,644

Sunstone Hotel Investors, Inc.	139	1,131

Urban Edge Properties	37	433

Xenia Hotels & Resorts, Inc.	123	1,144

		21,082

Food & Staples Retailing — 1.4%

BJ’s Wholesale Club Holdings, Inc. *	23	857

Performance Food Group Co. *	53	1,536

PriceSmart, Inc.	28	1,689

Rite Aid Corp. * (a)	39	672

		4,754

Food Products — 0.6%

Sanderson Farms, Inc.	17	1,918

TreeHouse Foods, Inc. *	4	160

		2,078

Gas Utilities — 1.0%

Chesapeake Utilities Corp.	8	697

New Jersey Resources Corp.	16	534

Southwest Gas Holdings, Inc.	18	1,233

Spire, Inc.	14	907

		3,371

Health Care Equipment & Supplies — 3.3%

Accuray, Inc. * (a)	254	516

Alphatec Holdings, Inc. * (a)	102	478

Apyx Medical Corp. *	105	581

Axogen, Inc. *	32	293

CONMED Corp. (a)	5	351

Cutera, Inc. *	75	916

Inogen, Inc. * (a)	16	561

Integer Holdings Corp. *	6	431

Invacare Corp.	116	739

Natus Medical, Inc. *	36	792

NuVasive, Inc. *	16	896

OraSure Technologies, Inc. *	62	725

Orthofix Medical, Inc. *	64	2,062

SI-BONE, Inc. *	49	775

Sientra, Inc. * (a)	71	275

Utah Medical Products, Inc.	6	496

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

ViewRay, Inc. * (a)	280	628

		11,515

Health Care Providers & Services — 4.4%

American Renal Associates Holdings, Inc. * (a)	69	451

AMN Healthcare Services, Inc. *	45	2,031

Apollo Medical Holdings, Inc. *	10	170

Cross Country Healthcare, Inc. *	122	750

Hanger, Inc. *	36	596

Magellan Health, Inc. *	50	3,614

MEDNAX, Inc. * (a)	96	1,648

National HealthCare Corp.	18	1,155

Owens & Minor, Inc. (a)	156	1,191

Select Medical Holdings Corp. *	93	1,374

Surgery Partners, Inc. *	114	1,324

Tenet Healthcare Corp. *	67	1,219

		15,523

Health Care Technology — 0.3%

NextGen Healthcare, Inc. *	57	622

Omnicell, Inc. *	5	367

		989

Hotels, Restaurants & Leisure — 1.0%

Bloomin’ Brands, Inc. (a)	68	729

Boyd Gaming Corp.	12	253

Brinker International, Inc.	22	538

Dine Brands Global, Inc. (a)	15	648

International Game Technology plc	73	650

Penn National Gaming, Inc. * (a)	21	631

		3,449

Household Durables — 2.7%

Cavco Industries, Inc. *	2	424

Hamilton Beach Brands Holding Co., Class A	5	59

Helen of Troy Ltd. *	7	1,298

KB Home	45	1,377

Lifetime Brands, Inc.	12	81

Meritage Homes Corp. *	32	2,429

Sonos, Inc. *	128	1,865

Taylor Morrison Home Corp. *	25	484

Universal Electronics, Inc. *	28	1,297

		9,314

Household Products — 0.2%

Central Garden & Pet Co. *	10	360

Central Garden & Pet Co., Class A *	14	465

		825

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Independent Power and Renewable Electricity Producers — 1.3%

Atlantic Power Corp. *	65	130

Clearway Energy, Inc.	63	1,329

Clearway Energy, Inc., Class C	57	1,308

TerraForm Power, Inc., Class A	82	1,518

Vistra Energy Corp.	13	251

		4,536

Insurance — 1.0%

Ambac Financial Group, Inc. *	20	292

American Equity Investment Life Holding Co.	25	623

Argo Group International Holdings Ltd.	6	199

CNO Financial Group, Inc.	40	626

FedNat Holding Co.	45	498

National General Holdings Corp.	22	474

ProSight Global, Inc. *	28	251

Selective Insurance Group, Inc.	5	289

Stewart Information Services Corp.	2	68

Third Point Reinsurance Ltd. (Bermuda) *	13	100

United Insurance Holdings Corp.	8	63

Watford Holdings Ltd. (Bermuda) *	4	65

		3,548

Interactive Media & Services — 0.4%

Cars.com, Inc. *	126	725

Yelp, Inc. *	25	578

		1,303

Internet & Direct Marketing Retail — 0.3%

Groupon, Inc. * (a)	24	431

Quotient Technology, Inc. *	88	647

		1,078

IT Services — 2.0%

KBR, Inc.	92	2,073

NIC, Inc.	36	827

Perspecta, Inc.	14	330

Science Applications International Corp.	19	1,468

StarTek, Inc. *	209	1,063

Unisys Corp. * (a)	104	1,130

		6,891

Leisure Products — 0.3%

Acushnet Holdings Corp. (a)	31	1,078

Life Sciences Tools & Services — 0.5%

Adaptive Biotechnologies Corp. *	14	653

Personalis, Inc. *	72	935

		1,588

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 1.3%

Altra Industrial Motion Corp.	12	392

Columbus McKinnon Corp.	27	899

Gencor Industries, Inc. *	8	101

Meritor, Inc. *	38	751

Mueller Industries, Inc.	11	292

Park-Ohio Holdings Corp.	6	92

Terex Corp.	95	1,790

TriMas Corp. *	14	326

		4,643

Marine — 0.2%

Costamare, Inc. (Monaco)	125	697

Media — 1.2%

AMC Networks, Inc., Class A * (a)	23	538

Fluent, Inc. *	99	177

Gray Television, Inc. *	54	749

Meredith Corp. (a)	58	850

Nexstar Media Group, Inc., Class A (a)	12	975

Sinclair Broadcast Group, Inc., Class A (a)	41	751

		4,040

Metals & Mining — 1.2%

Commercial Metals Co.	127	2,594

Ryerson Holding Corp. *	20	110

SunCoke Energy, Inc.	66	194

Warrior Met Coal, Inc. (a)	61	932

Worthington Industries, Inc.	12	459

		4,289

Mortgage Real Estate Investment Trusts (REITs) — 1.3%

Apollo Commercial Real Estate Finance, Inc.	57	560

ARMOUR Residential REIT, Inc.	11	102

Capstead Mortgage Corp.	38	207

Colony Credit Real Estate, Inc.	16	110

Dynex Capital, Inc. (a)	13	180

Ellington Financial, Inc.	3	35

Great Ajax Corp.	4	35

Ladder Capital Corp.	42	343

PennyMac Mortgage Investment Trust	98	1,719

Redwood Trust, Inc. (a)	129	905

TPG RE Finance Trust, Inc. (a)	13	108

Two Harbors Investment Corp.	19	97

		4,401

Multiline Retail — 0.4%

Big Lots, Inc.	20	852

Dillard’s, Inc., Class A (a)	9	235

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Multiline Retail — continued

Macy’s, Inc.	48	332

		1,419

Multi-Utilities — 0.2%

Black Hills Corp.	11	622

Oil, Gas & Consumable Fuels — 1.6%

Arch Resources, Inc. (a)	13	365

Berry Corp.	111	534

CVR Energy, Inc.	29	578

Delek US Holdings, Inc. (a)	62	1,079

Dorian LPG Ltd. *	55	426

Falcon Minerals Corp. (a)	44	142

Magnolia Oil & Gas Corp., Class A *	30	182

Par Pacific Holdings, Inc. * (a)	42	376

PDC Energy, Inc. *	13	165

Renewable Energy Group, Inc. * (a)	72	1,778

REX American Resources Corp. *	1	53

		5,678

Paper & Forest Products — 1.5%

Boise Cascade Co.	45	1,692

Louisiana-Pacific Corp.	28	726

PH Glatfelter Co.	9	144

Schweitzer-Mauduit International, Inc. (a)	72	2,414

Verso Corp., Class A	30	355

		5,331

Personal Products — 0.5%

Edgewell Personal Care Co. *	51	1,595

Pharmaceuticals — 3.4%

AMAG Pharmaceuticals, Inc. * (a)	9	72

Arvinas, Inc. * (a)	1	32

Cara Therapeutics, Inc. * (a)	22	384

Endo International plc *	379	1,300

Horizon Therapeutics plc *	56	3,125

Intersect ENT, Inc. *	73	991

Lannett Co., Inc. * (a)	232	1,684

Menlo Therapeutics, Inc. * (a)	70	121

NGM Biopharmaceuticals, Inc. * (a)	51	1,009

Phibro Animal Health Corp., Class A	14	355

Revance Therapeutics, Inc. *	7	163

TherapeuticsMD, Inc. * (a)	131	164

WaVe Life Sciences Ltd. * (a)	126	1,314

Zogenix, Inc. *	31	840

Zynerba Pharmaceuticals, Inc. * (a)	56	187

		11,741

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 2.5%

Barrett Business Services, Inc.	36	1,904

CBIZ, Inc. * (a)	46	1,100

Heidrick & Struggles International, Inc.	32	697

ICF International, Inc.	13	869

Insperity, Inc.	3	201

Kelly Services, Inc., Class A	16	260

Korn Ferry (a)	58	1,789

TriNet Group, Inc. *	22	1,328

TrueBlue, Inc. *	39	595

		8,743

Real Estate Management & Development — 0.5%

Jones Lang LaSalle, Inc.	2	230

Realogy Holdings Corp.	177	1,312

RMR Group, Inc. (The), Class A	5	141

		1,683

Road & Rail — 0.9%

ArcBest Corp.	116	3,081

Semiconductors & Semiconductor Equipment — 2.5%

Advanced Energy Industries, Inc. *	18	1,233

Alpha & Omega Semiconductor Ltd. *	66	721

GSI Technology, Inc. *	64	461

Ichor Holdings Ltd. *	29	781

NVE Corp.	7	427

Onto Innovation, Inc. * (a)	22	749

PDF Solutions, Inc. *	20	397

Photronics, Inc. *	164	1,820

Rambus, Inc. * (a)	16	242

SMART Global Holdings, Inc. * (a)	43	1,174

Ultra Clean Holdings, Inc. *	39	885

		8,890

Software — 4.1%

ACI Worldwide, Inc. *	6	172

American Software, Inc., Class A	39	618

Avaya Holdings Corp. * (a)	97	1,197

Cornerstone OnDemand, Inc. *	68	2,625

Domo, Inc., Class B *	27	875

eGain Corp. *	161	1,792

Envestnet, Inc. *	7	500

j2 Global, Inc. *	21	1,308

Majesco *	57	451

MicroStrategy, Inc., Class A *	11	1,283

Model N, Inc. *	7	254

Rimini Street, Inc. *	88	453

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Rosetta Stone, Inc. *	17	288

SVMK, Inc. *	23	543

Verint Systems, Inc. *	30	1,351

Zuora, Inc., Class A *	62	789

		14,499

Specialty Retail — 2.3%

Bed Bath & Beyond, Inc. (a)	70	745

Genesco, Inc. *	25	537

Guess?, Inc.	68	658

Hibbett Sports, Inc. * (a)	54	1,133

Office Depot, Inc.	387	910

Rent-A-Center, Inc.	84	2,333

Signet Jewelers Ltd. (a)	13	136

Zumiez, Inc. *	55	1,514

		7,966

Technology Hardware, Storage & Peripherals — 0.2%

Diebold Nixdorf, Inc. * (a)	123	743

Textiles, Apparel & Luxury Goods — 1.4%

Deckers Outdoor Corp. *	21	4,065

Wolverine World Wide, Inc.	32	769

		4,834

Thrifts & Mortgage Finance — 3.7%

ESSA Bancorp, Inc.	4	49

Essent Group Ltd.	62	2,262

Flagstar Bancorp, Inc.	64	1,871

FS Bancorp, Inc.	2	86

HomeStreet, Inc.	13	330

Luther Burbank Corp.	17	174

MGIC Investment Corp.	92	753

MMA Capital Holdings, Inc. *	2	51

Mr Cooper Group, Inc. *	137	1,702

NMI Holdings, Inc., Class A *	22	354

OP Bancorp	19	132

PennyMac Financial Services, Inc.	19	804

Provident Bancorp, Inc.	36	286

Provident Financial Services, Inc.	111	1,600

Radian Group, Inc.	76	1,171

Standard AVB Financial Corp.	3	65

Walker & Dunlop, Inc.	26	1,328

		13,018

Tobacco — 0.1%

Vector Group Ltd.	44	442

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — 1.3%

Beacon Roofing Supply, Inc. *	25	651

BMC Stock Holdings, Inc. *	81	2,042

GMS, Inc. *	58	1,424

Triton International Ltd. (Bermuda)	10	290

Veritiv Corp. * (a)	18	302

		4,709

Water Utilities — 0.0% (b)

Consolidated Water Co. Ltd. (Cayman Islands)	3	48

Wireless Telecommunication Services — 0.2%

Spok Holdings, Inc.	68	633

Total Common Stocks (Cost $326,363)		341,390

Short-Term Investments — 9.7%

Investment Companies — 2.6%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d)(Cost $9,176)	9,169	9,177

Investment of Cash Collateral from Securities Loaned — 7.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (c) (d)	20,998	21,006

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d)	3,876	3,876

Total Investment of Cash Collateral from Securities Loaned (Cost $24,876)		24,882

Total Short-Term Investments (Cost $34,052)		34,059

Total Investments — 107.3% (Cost $360,415)		375,449
Liabilities in Excess of Other Assets — (7.3)%		(25,588)

NET ASSETS — 100.0%		349,861

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $23,895,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
Russell 2000 E-Mini Index	63	09/2020	USD	4,524	94

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 94.8%

Auto Components — 1.6%

LCI Industries (a)	920	105,785

Automobiles — 0.9%

Thor Industries, Inc. (a)	574	61,183

Banks — 8.2%

BankUnited, Inc.	2,554	51,714

Commerce Bancshares, Inc. (a)	1,244	74,003

Cullen/Frost Bankers, Inc. (a)	666	49,790

First Financial Bancorp	2,778	38,590

First Hawaiian, Inc.	3,288	56,687

First Horizon National Corp. (a)	5,131	51,105

IBERIABANK Corp.	750	34,139

Signature Bank	533	56,997

Western Alliance Bancorp	1,835	69,483

Wintrust Financial Corp. (a)	1,227	53,508

		536,016

Beverages — 0.9%

Primo Water Corp. (a)	4,181	57,495

Building Products — 1.0%

Fortune Brands Home & Security, Inc.	1,057	67,555

Capital Markets — 5.9%

Assetmark Financial Holdings, Inc. * (a)	811	22,130

Eaton Vance Corp.	1,333	51,463

FactSet Research Systems, Inc. (a)	184	60,313

Focus Financial Partners, Inc., Class A *	1,925	63,636

Lazard Ltd., Class A	2,157	61,747

Moelis & Co., Class A (a)	1,875	58,439

Morningstar, Inc.	513	72,323

		390,051

Chemicals — 2.9%

GCP Applied Technologies, Inc. *	2,632	48,896

PQ Group Holdings, Inc. *	3,534	46,791

Quaker Chemical Corp. (a)	520	96,490

		192,177

Commercial Services & Supplies — 3.7%

Brady Corp., Class A	1,502	70,340

BrightView Holdings, Inc. * (a)	152	1,702

Casella Waste Systems, Inc., Class A *	31	1,616

IAA, Inc. * (a)	1,889	72,875

KAR Auction Services, Inc.	500	6,875

MSA Safety, Inc. (a)	813	93,017

		246,425

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 0.9%

WillScot Corp. * (a)	5,043	61,983

Containers & Packaging — 3.4%

AptarGroup, Inc.	1,437	160,870

Crown Holdings, Inc. *	978	63,679

		224,549

Distributors — 2.8%

Pool Corp. (a)	691	187,958

Diversified Consumer Services — 0.7%

Bright Horizons Family Solutions, Inc. *	394	46,126

Electric Utilities — 1.1%

Portland General Electric Co.	1,751	73,200

Electrical Equipment — 1.2%

Generac Holdings, Inc. *	631	76,932

Electronic Equipment, Instruments & Components — 1.1%

nLight, Inc. * (a)	2,119	47,158

Novanta, Inc. *	260	27,770

		74,928

Equity Real Estate Investment Trusts (REITs) — 5.1%

American Campus Communities, Inc. (a)	581	20,304

CubeSmart	2,962	79,936

EastGroup Properties, Inc.	853	101,183

National Retail Properties, Inc.	2,016	71,522

Outfront Media, Inc.	2,365	33,515

RLJ Lodging Trust	1,078	10,172

Ryman Hospitality Properties, Inc.	500	17,300

		333,932

Food & Staples Retailing — 4.0%

BJ’s Wholesale Club Holdings, Inc. * (a)	3,033	113,051

Casey’s General Stores, Inc.	307	45,860

Performance Food Group Co. * (a)	3,573	104,110

		263,021

Health Care Equipment & Supplies — 3.3%

Envista Holdings Corp. * (a)	1,552	32,734

ICU Medical, Inc. * (a)	380	69,972

West Pharmaceutical Services, Inc.	507	115,098

		217,804

Health Care Providers & Services — 5.6%

Chemed Corp.	100	45,278

Encompass Health Corp. (a)	1,676	103,795

HealthEquity, Inc. * (a)	823	48,264

Molina Healthcare, Inc. *	663	117,982

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Premier, Inc., Class A * (a)	1,635	56,039

		371,358

Health Care Technology — 0.2%

HMS Holdings Corp. *	432	13,979

Hotels, Restaurants & Leisure — 2.1%

Dunkin’ Brands Group, Inc.	524	34,151

Monarch Casino & Resort, Inc. * (a)	509	17,364

Planet Fitness, Inc., Class A * (a)	671	40,665

Wendy’s Co. (The)	2,270	49,438

		141,618

Insurance — 3.2%

Kinsale Capital Group, Inc. (a)	633	98,174

RLI Corp. (a)	1,168	95,893

Selectquote, Inc. *	564	14,282

		208,349

IT Services — 1.0%

WEX, Inc. * (a)	409	67,512

Leisure Products — 2.5%

Acushnet Holdings Corp. (a)	1,675	58,290

Brunswick Corp.	1,646	105,346

		163,636

Life Sciences Tools & Services — 1.1%

Syneos Health, Inc. * (a)	1,219	71,003

Machinery — 9.4%

Altra Industrial Motion Corp. (a)	1,740	55,449

Douglas Dynamics, Inc.	996	34,975

Gates Industrial Corp. plc * (a)	3,260	33,510

Lincoln Electric Holdings, Inc. (a)	1,205	101,545

Nordson Corp.	266	50,470

RBC Bearings, Inc. *	672	90,138

Toro Co. (The)	2,348	155,754

Welbilt, Inc. *	3,055	18,604

Woodward, Inc. (a)	969	75,156

		615,601

Media — 0.2%

EW Scripps Co. (The), Class A (a)	1,452	12,702

Multi-Utilities — 1.2%

NorthWestern Corp.	1,401	76,402

Pharmaceuticals — 2.7%

Catalent, Inc. *	2,057	150,807

Prestige Consumer Healthcare, Inc. * (a)	692	26,002

		176,809

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 1.0%

CoreLogic, Inc. (a)	1,004	67,516

Real Estate Management & Development — 0.9%

Cushman & Wakefield plc * (a)	4,819	60,046

Road & Rail — 2.0%

Knight-Swift Transportation Holdings, Inc. (a)	1,605	66,932

Landstar System, Inc. (a)	576	64,647

		131,579

Semiconductors & Semiconductor Equipment — 3.2%

Cabot Microelectronics Corp.	702	97,955

Monolithic Power Systems, Inc.	164	38,981

Power Integrations, Inc.	601	71,037

		207,973

Software — 7.7%

Aspen Technology, Inc. * (a)	743	76,934

Bill.Com Holdings, Inc. *	640	57,745

Envestnet, Inc. *	735	54,053

Guidewire Software, Inc. * (a)	659	73,002

Medallia, Inc. * (a)	1,594	40,232

Q2 Holdings, Inc. * (a)	1,084	93,033

RealPage, Inc. * (a)	733	47,637

Tyler Technologies, Inc. *	189	65,550

		508,186

Specialty Retail — 0.4%

National Vision Holdings, Inc. *	921	28,099

Textiles, Apparel & Luxury Goods — 0.7%

Carter’s, Inc.	607	49,019

Trading Companies & Distributors — 1.0%

Applied Industrial Technologies, Inc. (a)	1,016	63,402

Total Common Stocks (Cost $4,549,256)		6,251,909

Exchange-Traded Funds — 0.7%

U.S. Equity — 0.7%

iShares Russell 2000 ETF (a) (Cost $48,119)	338	48,342

Short-Term Investments — 8.5%

Investment Companies — 4.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $276,293)	276,154	276,403

Investment of Cash Collateral from Securities Loaned — 4.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	252,994	253,095

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued

Investment of Cash Collateral from Securities Loaned — continued

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	32,048	32,048

Total Investment of Cash Collateral from Securities Loaned (cost $285,143)		285,143

Total Short-Term Investments (Cost $561,436)		561,546

Total Investments — 104.0% (Cost $5,158,811)		6,861,797
Liabilities in Excess of Other Assets — (4.0)%		(266,311)

NET ASSETS — 100.0%		6,595,486

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $281,563,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.3%

Auto Components — 1.0%

Fox Factory Holding Corp. * (a)	494	40,826

Automobiles — 1.2%

Winnebago Industries, Inc. (a)	705	46,937

Banks — 1.0%

First Financial Bankshares, Inc.	891	25,744

Signature Bank	144	15,368

		41,112

Biotechnology — 19.0%

ACADIA Pharmaceuticals, Inc. * (a)	601	29,126

ADC Therapeutics SA (Switzerland) * (a)	740	34,624

Alector, Inc. * (a)	586	14,327

Allogene Therapeutics, Inc. * (a)	381	16,325

Amicus Therapeutics, Inc. *	3,173	47,855

Atara Biotherapeutics, Inc. *	1,791	26,092

Avrobio, Inc. * (a)	1,220	21,298

Biohaven Pharmaceutical Holding Co. Ltd. * (a)	653	47,754

Blueprint Medicines Corp. *	492	38,373

Bridgebio Pharma, Inc. * (a)	557	18,166

Coherus Biosciences, Inc. * (a)	1,973	35,229

FibroGen, Inc. * (a)	792	32,109

G1 Therapeutics, Inc. *	942	22,844

Generation Bio Co. *	303	6,364

Global Blood Therapeutics, Inc. * (a)	362	22,856

Halozyme Therapeutics, Inc. *	2,113	56,637

Heron Therapeutics, Inc. * (a)	1,598	23,507

Homology Medicines, Inc. *	1,052	15,985

Immunomedics, Inc. * (a)	459	16,261

Intercept Pharmaceuticals, Inc. * (a)	364	17,447

Natera, Inc. *	1,298	64,699

Orchard Therapeutics plc, ADR (United Kingdom) *	808	4,851

REGENXBIO, Inc. * (a)	549	20,214

REVOLUTION Medicines, Inc. * (a)	446	14,069

Rubius Therapeutics, Inc. * (a)	1,266	7,568

Sage Therapeutics, Inc. * (a)	471	19,582

Twist Bioscience Corp. * (a)	1,158	52,453

Viela Bio, Inc. * (a)	525	22,737

		749,352

Building Products — 5.0%

Advanced Drainage Systems, Inc.	1,272	62,838

AZEK Co., Inc. (The) *	488	15,563

Fortune Brands Home & Security, Inc.	324	20,706

Simpson Manufacturing Co., Inc. (a)	616	51,927

Trex Co., Inc. * (a)	359	46,708

		197,742

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 1.4%

Evercore, Inc., Class A	545	32,087

Focus Financial Partners, Inc., Class A *	766	25,325

		57,412

Commercial Services & Supplies — 1.6%

Brink’s Co. (The)	473	21,508

MSA Safety, Inc.	371	42,461

		63,969

Communications Equipment — 0.9%

Ciena Corp. *	639	34,595

Distributors — 1.1%

Pool Corp.	162	44,072

Diversified Consumer Services — 0.6%

Bright Horizons Family Solutions, Inc.*	170	19,982

OneSpaWorld Holdings Ltd. (Bahamas) (a)	825	3,937

		23,919

Diversified Telecommunication Services — 0.8%

Bandwidth, Inc., Class A * (a)	257	32,587

Electrical Equipment — 1.1%

Generac Holdings, Inc. *	342	41,645

Electronic Equipment, Instruments & Components — 0.8%

Littelfuse, Inc.	178	30,394

Equity Real Estate Investment Trusts (REITs) — 2.3%

CubeSmart	701	18,925

EastGroup Properties, Inc.	237	28,152

National Health Investors, Inc.	279	16,941

Terreno Realty Corp. (a)	525	27,653

		91,671

Food & Staples Retailing — 2.0%

Grocery Outlet Holding Corp. * (a)	941	38,404

Performance Food Group Co. * (a)	1,367	39,831

		78,235

Food Products — 1.4%

Freshpet, Inc. *	643	53,815

Health Care Equipment & Supplies — 3.3%

iRhythm Technologies, Inc. * (a)	384	44,448

Nevro Corp. * (a)	413	49,345

Shockwave Medical, Inc. *	738	34,938

		128,731

Health Care Providers & Services — 1.7%

Acadia Healthcare Co., Inc. * (a)	835	20,975

Amedisys, Inc. *	242	48,006

		68,981

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Technology — 0.3%

Evolent Health, Inc., Class A * (a)	1,797	12,792

Hotels, Restaurants & Leisure — 3.0%

Boyd Gaming Corp.	1,565	32,714

Planet Fitness, Inc., Class A *	552	33,429

Texas Roadhouse, Inc. (a)	1,023	53,801

		119,944

Household Durables — 1.6%

Helen of Troy Ltd. *	197	37,209

TRI Pointe Group, Inc. *	1,785	26,225

		63,434

Industrial Conglomerates — 0.5%

Carlisle Cos., Inc.	182	21,736

Insurance — 1.2%

eHealth, Inc. * (a)	289	28,407

Selectquote, Inc. *	777	19,674

		48,081

Internet & Direct Marketing Retail — 1.1%

Farfetch Ltd., Class A (United Kingdom) * (a)	1,472	25,421

RealReal, Inc. (The) * (a)	1,404	17,961

		43,382

IT Services — 1.8%

I3 Verticals, Inc., Class A * (a)	751	22,708

ManTech International Corp., Class A	685	46,883

		69,591

Life Sciences Tools & Services — 0.9%

10X Genomics, Inc., Class A *	158	14,073

Adaptive Biotechnologies Corp. * (a)	228	11,041

Personalis, Inc. *	828	10,733

		35,847

Machinery — 3.0%

Graco, Inc.	599	28,743

ITT, Inc.	590	34,672

John Bean Technologies Corp.	662	56,943

		120,358

Marine — 0.4%

Kirby Corp. *	264	14,122

Media — 1.3%

New York Times Co. (The), Class A (a)	1,253	52,663

Multiline Retail — 1.1%

Ollie’s Bargain Outlet Holdings, Inc. * (a)	429	41,891

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 3.6%

Arvinas, Inc. * (a)	244	8,167

Horizon Therapeutics plc * (a)	986	54,793

MyoKardia, Inc. *	108	10,453

Revance Therapeutics, Inc. * (a)	1,662	40,583

TherapeuticsMD, Inc. *	5,698	7,122

Tricida, Inc. * (a)	774	21,259

		142,377

Professional Services — 0.7%

FTI Consulting, Inc. *	254	29,091

Road & Rail — 1.3%

Saia, Inc. * (a)	446	49,560

Semiconductors & Semiconductor Equipment — 8.5%

Cree, Inc. * (a)	488	28,867

Enphase Energy, Inc. *	765	36,402

Entegris, Inc. (a)	879	51,915

Inphi Corp. *	581	68,308

MKS Instruments, Inc. (a)	481	54,469

Monolithic Power Systems, Inc.	134	31,680

Semtech Corp. * (a)	698	36,424

SolarEdge Technologies, Inc. * (a)	200	27,720

		335,785

Software — 13.4%

Anaplan, Inc. *	741	33,566

Avalara, Inc. * (a)	286	38,038

Bill.Com Holdings, Inc. * (a)	332	29,949

Blackline, Inc. * (a)	389	32,281

CyberArk Software Ltd. *	322	31,943

Dynatrace, Inc. *	365	14,839

Elastic NV * (a)	509	46,944

Envestnet, Inc. *	736	54,109

Everbridge, Inc. * (a)	237	32,777

Globant SA (Argentina) * (a)	229	34,277

HubSpot, Inc. *	231	51,848

Medallia, Inc. * (a)	847	21,375

Proofpoint, Inc.*	273	30,366

Smartsheet, Inc., Class A * (a)	889	45,266

Zendesk, Inc. * (a)	349	30,857

		528,435

Specialty Retail — 4.5%

Aaron’s, Inc.	261	11,842

Floor & Decor Holdings, Inc., Class A *	424	24,446

Hudson Ltd., Class A *	2,182	10,628

Lithia Motors, Inc., Class A (a)	373	56,465

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

National Vision Holdings, Inc. *	1,892	57,742

Vroom, Inc. *	354	18,468

		179,591

Trading Companies & Distributors — 2.9%

Applied Industrial Technologies, Inc.	489	30,494

Rush Enterprises, Inc., Class A	784	32,491

SiteOne Landscape Supply, Inc. * (a)	464	52,922

		115,907

Total Common Stocks (Cost $2,885,532)		3,850,582

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (Canada) * ‡ (Cost $ — )	927	—	(c)

	SHARES (000)
Short-Term Investments — 11.1%

Investment Companies — 3.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (d) (e) (Cost $123,393)	123,317	123,428

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 8.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (d) (e)	283,992	284,105

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (d) (e)	32,903	32,903

Total Investment of Cash Collateral from Securities Loaned (cost $317,005)		317,008

Total Short-Term Investments (Cost $440,398)		440,436

Total Investments — 108.4% (Cost $3,325,930)		4,291,018
Liabilities in Excess of Other Assets — (8.4)%		(330,865)

NET ASSETS — 100.0%		3,960,153

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $305,026,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.1%

Aerospace & Defense — 0.6%

AAR Corp.	70	1,449

Maxar Technologies, Inc. (a)	142	2,545

Moog, Inc., Class A	27	1,446

		5,440

Air Freight & Logistics — 1.1%

Echo Global Logistics, Inc. *	261	5,639

Hub Group, Inc., Class A *	99	4,757

		10,396

Airlines — 0.4%

Hawaiian Holdings, Inc.	108	1,514

SkyWest, Inc.	57	1,862

		3,376

Auto Components — 1.4%

Adient plc *	188	3,085

American Axle & Manufacturing Holdings, Inc. *	62	474

Cooper Tire & Rubber Co.	62	1,709

Cooper-Standard Holdings, Inc. * (a)	6	73

Gentherm, Inc. *	90	3,481

Goodyear Tire & Rubber Co. (The)	320	2,862

Stoneridge, Inc. *	82	1,686

		13,370

Banks — 16.4%

1st Source Corp.	76	2,718

American National Bankshares, Inc.	5	113

Atlantic Capital Bancshares, Inc. *	54	658

Atlantic Union Bankshares Corp.	6	137

BancFirst Corp.	89	3,611

BancorpSouth Bank	55	1,251

BankFinancial Corp.	159	1,337

Bankwell Financial Group, Inc.	17	269

Banner Corp.	30	1,132

Brookline Bancorp, Inc.	164	1,651

Bryn Mawr Bank Corp.	22	603

Cadence BanCorp	326	2,890

Cathay General Bancorp	146	3,837

Central Pacific Financial Corp.	317	5,078

Central Valley Community Bancorp	17	265

Century Bancorp, Inc., Class A (a)	3	218

CIT Group, Inc.	230	4,768

Citizens & Northern Corp.	10	200

City Holding Co. (a)	45	2,959

Codorus Valley Bancorp, Inc.	12	163

Columbia Banking System, Inc.	141	3,982

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Community Bank System, Inc.	89	5,092

Community Trust Bancorp, Inc.	86	2,829

Customers Bancorp, Inc. *	80	957

East West Bancorp, Inc.	9	317

Enterprise Financial Services Corp.	150	4,665

Equity Bancshares, Inc., Class A *	69	1,202

Farmers National Banc Corp.	78	927

Financial Institutions, Inc.	49	914

First Bancorp	22	539

First BanCorp (Puerto Rico)	857	4,788

First Citizens BancShares, Inc., Class A (a)	6	2,349

First Commonwealth Financial Corp.	682	5,644

First Community Bankshares, Inc. (a)	43	959

First Financial Corp.	15	538

First Hawaiian, Inc.	67	1,153

First Interstate BancSystem, Inc., Class A	25	770

First Midwest Bancorp, Inc.	129	1,725

First Northwest Bancorp	16	195

Flushing Financial Corp.	103	1,191

Glacier Bancorp, Inc. (a)	42	1,475

Great Southern Bancorp, Inc.	26	1,049

Great Western Bancorp, Inc.	275	3,780

Hancock Whitney Corp.	18	386

Hilltop Holdings, Inc.	170	3,129

Home BancShares, Inc.	272	4,185

HomeTrust Bancshares, Inc.	80	1,278

Hope Bancorp, Inc.	607	5,598

Independent Bank Corp.	39	576

Investors Bancorp, Inc.	688	5,851

Mackinac Financial Corp.	17	176

Mercantile Bank Corp.	14	307

OFG Bancorp (Puerto Rico)	74	985

Pacific Premier Bancorp, Inc.	72	1,552

People’s United Financial, Inc.	60	692

Preferred Bank (a)	12	531

Renasant Corp.	10	256

Republic Bancorp, Inc., Class A	14	451

S&T Bancorp, Inc.	16	380

Select Bancorp, Inc. *	152	1,240

South State Corp.	117	5,569

Tompkins Financial Corp.	16	1,030

TriState Capital Holdings, Inc. *	18	283

Trustmark Corp. (a)	366	8,965

UMB Financial Corp.	158	8,124

Umpqua Holdings Corp.	417	4,440

United Bankshares, Inc.	371	10,249

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Banks — continued

Valley National Bancorp	32	254

Washington Trust Bancorp, Inc.	27	874

Webster Financial Corp.	79	2,257

West BanCorp, Inc.	9	162

Westamerica BanCorp (a)	116	6,678

		157,356

Biotechnology — 2.5%

89bio, Inc. * (a)	95	1,897

Arcus Biosciences, Inc. * (a)	192	4,746

Enanta Pharmaceuticals, Inc. * (a)	20	1,019

Epizyme, Inc. *	136	2,189

Fate Therapeutics, Inc. * (a)	101	3,452

Five Prime Therapeutics, Inc. *	93	569

Iovance Biotherapeutics, Inc. * (a)	138	3,796

Myriad Genetics, Inc. *	57	641

Protagonist Therapeutics, Inc. *	330	5,832

		24,141

Building Products — 1.3%

Builders FirstSource, Inc. *	434	8,990

Caesarstone Ltd.	43	507

Masonite International Corp. *	6	482

Quanex Building Products Corp.	119	1,654

Resideo Technologies, Inc. *	23	265

UFP Industries, Inc.	9	446

		12,344

Capital Markets — 1.5%

Blucora, Inc. *	96	1,091

Cowen, Inc., Class A (a)	157	2,537

Donnelley Financial Solutions, Inc. * (a)	128	1,073

Oppenheimer Holdings, Inc., Class A	10	224

Piper Sandler Cos.	20	1,207

Stifel Financial Corp.	153	7,270

Virtus Investment Partners, Inc.	12	1,349

		14,751

Chemicals — 1.4%

FutureFuel Corp.	156	1,868

HB Fuller Co.	7	312

Koppers Holdings, Inc. *	34	646

Kraton Corp. *	64	1,097

Minerals Technologies, Inc.	87	4,070

PolyOne Corp.	80	2,098

Trinseo SA	104	2,302

Tronox Holdings plc, Class A (a)	122	883

		13,276

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 2.3%

ABM Industries, Inc.	232	8,429

ACCO Brands Corp.	796	5,654

Deluxe Corp. (a)	82	1,928

Ennis, Inc.	59	1,070

HNI Corp.	46	1,418

Pitney Bowes, Inc. (a)	156	405

Quad/Graphics, Inc.	473	1,537

Steelcase, Inc., Class A	154	1,860

		22,301

Communications Equipment — 0.9%

ADTRAN, Inc.	233	2,551

Cambium Networks Corp. *	99	726

Comtech Telecommunications Corp. (a)	25	424

Infinera Corp. * (a)	518	3,064

NetScout Systems, Inc. *	88	2,239

		9,004

Construction & Engineering — 3.8%

Aegion Corp. *	31	498

Arcosa, Inc.	124	5,224

Argan, Inc.	77	3,668

Dycom Industries, Inc. *	25	1,035

EMCOR Group, Inc. (a)	129	8,512

Fluor Corp.	96	1,160

MasTec, Inc. * (a)	115	5,169

MYR Group, Inc. *	123	3,909

Tutor Perini Corp. *	574	6,989

		36,164

Consumer Finance — 0.6%

EZCORP, Inc., Class A * (a)	147	928

Navient Corp.	309	2,172

Nelnet, Inc., Class A	64	3,064

		6,164

Containers & Packaging — 0.1%

Myers Industries, Inc.	39	562

Distributors — 0.4%

Core-Mark Holding Co., Inc. (a)	153	3,818

Diversified Consumer Services — 0.8%

American Public Education, Inc. *	75	2,229

Houghton Mifflin Harcourt Co. *	388	702

K12, Inc. * (a)	163	4,451

		7,382

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Diversified Financial Services — 0.1%

Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	79	903

Marlin Business Services Corp.	23	192

		1,095

Diversified Telecommunication Services — 0.7%

Consolidated Communications Holdings, Inc. * (a)	550	3,726

Liberty Latin America Ltd., Class A (Chile) * (a)	137	1,327

Liberty Latin America Ltd., Class C (Chile) *	178	1,677

		6,730

Electric Utilities — 0.9%

IDACORP, Inc.	11	961

Portland General Electric Co.	183	7,643

Spark Energy, Inc., Class A (a)	66	469

		9,073

Electrical Equipment — 0.3%

Bloom Energy Corp., Class A * (a)	10	106

LSI Industries, Inc.	41	268

Powell Industries, Inc.	105	2,873

		3,247

Electronic Equipment, Instruments & Components — 2.4%

Bel Fuse, Inc., Class B	167	1,796

Benchmark Electronics, Inc.	313	6,762

OSI Systems, Inc. * (a)	8	597

Sanmina Corp. *	145	3,621

ScanSource, Inc. *	253	6,083

TTM Technologies, Inc. * (a)	349	4,136

		22,995

Energy Equipment & Services — 1.1%

Bristow Group, Inc. *	20	274

Dril-Quip, Inc. * (a)	29	876

Matrix Service Co. *	404	3,922

NexTier Oilfield Solutions, Inc. * (a)	1,105	2,708

Patterson-UTI Energy, Inc.	67	232

SEACOR Holdings, Inc. *	82	2,331

Select Energy Services, Inc., Class A *	74	363

		10,706

Entertainment — 0.6%

Cinemark Holdings, Inc. (a)	175	2,020

Eros International plc (India) * (a)	1,068	3,374

		5,394

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 9.1%

Acadia Realty Trust (a)	118	1,536

Agree Realty Corp. (a)	31	2,030

Alexander & Baldwin, Inc.	141	1,716

American Assets Trust, Inc.	163	4,524

American Finance Trust, Inc. (a)	122	971

City Office REIT, Inc.	125	1,260

CoreCivic, Inc.	55	519

CorEnergy Infrastructure Trust, Inc. (a)	29	264

CoreSite Realty Corp.	20	2,445

DiamondRock Hospitality Co.	772	4,271

Easterly Government Properties, Inc. (a)	165	3,822

Essential Properties Realty Trust, Inc.	64	947

First Industrial Realty Trust, Inc.	105	4,025

Franklin Street Properties Corp.	42	213

GEO Group, Inc. (The)	84	991

Getty Realty Corp.	145	4,314

Gladstone Commercial Corp.	162	3,034

Hersha Hospitality Trust	18	105

Highwoods Properties, Inc.	21	788

Kite Realty Group Trust	63	729

Lexington Realty Trust (a)	326	3,435

Mack-Cali Realty Corp.	188	2,875

Monmouth Real Estate Investment Corp.	16	227

New Senior Investment Group, Inc.	136	494

Pebblebrook Hotel Trust	75	1,024

Physicians Realty Trust	216	3,783

Piedmont Office Realty Trust, Inc., Class A	188	3,126

PotlatchDeltic Corp.	138	5,228

PS Business Parks, Inc.	17	2,224

Retail Opportunity Investments Corp.	261	2,957

Retail Properties of America, Inc., Class A (a)	179	1,310

RLJ Lodging Trust	154	1,452

Saul Centers, Inc.	8	271

Service Properties Trust	22	159

SITE Centers Corp.	174	1,412

STAG Industrial, Inc.	152	4,451

Summit Hotel Properties, Inc.	51	300

Sunstone Hotel Investors, Inc.	943	7,685

Terreno Realty Corp. (a)	27	1,400

UMH Properties, Inc.	25	318

Urban Edge Properties	58	687

Urstadt Biddle Properties, Inc., Class A	55	651

Xenia Hotels & Resorts, Inc.	275	2,567

		86,540

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food & Staples Retailing — 0.6%

Rite Aid Corp. * (a)	41	705

SpartanNash Co.	222	4,707

		5,412

Food Products — 1.0%

Darling Ingredients, Inc. *	75	1,844

Farmer Bros Co. *	105	768

Fresh Del Monte Produce, Inc.	126	3,092

Sanderson Farms, Inc. (a)	31	3,628

		9,332

Gas Utilities — 1.7%

Northwest Natural Holding Co.	22	1,227

ONE Gas, Inc. (a)	70	5,417

Southwest Gas Holdings, Inc.	106	7,334

Spire, Inc.	36	2,352

		16,330

Health Care Equipment & Supplies — 0.3%

Invacare Corp.	183	1,168

LivaNova plc *	20	953

Varex Imaging Corp. * (a)	80	1,206

		3,327

Health Care Providers & Services — 1.8%

Community Health Systems, Inc. * (a)	422	1,270

Cross Country Healthcare, Inc. *	268	1,648

Magellan Health, Inc. *	62	4,517

Owens & Minor, Inc. (a)	554	4,219

Patterson Cos., Inc. (a)	50	1,109

Tenet Healthcare Corp. *	134	2,427

Tivity Health, Inc. * (a)	187	2,120

		17,310

Health Care Technology — 0.8%

Allscripts Healthcare Solutions, Inc. * (a)	1,060	7,176

Computer Programs and Systems, Inc. (a)	22	495

		7,671

Hotels, Restaurants & Leisure — 0.6%

Boyd Gaming Corp.	61	1,281

Brinker International, Inc.	66	1,574

International Game Technology plc	99	884

Marriott Vacations Worldwide Corp.	23	1,908

		5,647

Household Durables — 2.2%

Helen of Troy Ltd. *	5	924

KB Home	79	2,418

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — continued

Meritage Homes Corp. *	44	3,357

Purple Innovation, Inc. *	233	4,192

Sonos, Inc. *	35	505

Taylor Morrison Home Corp. *	32	617

TRI Pointe Group, Inc. *	584	8,582

		20,595

Household Products — 0.3%

Central Garden & Pet Co., Class A *	75	2,517

Independent Power and Renewable Electricity Producers — 1.1%

Atlantic Power Corp. *	1,458	2,915

Clearway Energy, Inc.	182	3,817

Clearway Energy, Inc., Class C	181	4,183

		10,915

Insurance — 2.2%

Ambac Financial Group, Inc. *	118	1,683

American Equity Investment Life Holding Co.	221	5,456

AMERISAFE, Inc.	4	245

Argo Group International Holdings Ltd.	26	889

CNO Financial Group, Inc.	508	7,905

FedNat Holding Co.	16	176

Heritage Insurance Holdings, Inc.	71	923

Horace Mann Educators Corp.	8	309

MBIA, Inc. * (a)	174	1,262

National General Holdings Corp.	32	692

ProSight Global, Inc. *	31	279

Third Point Reinsurance Ltd. (Bermuda) *	91	685

United Insurance Holdings Corp.	80	627

		21,131

Interactive Media & Services — 0.4%

Cars.com, Inc. *	451	2,596

Yelp, Inc. *	63	1,462

		4,058

IT Services — 1.0%

KBR, Inc. (a)	168	3,777

Perficient, Inc. *	9	318

Perspecta, Inc.	166	3,854

Unisys Corp. * (a)	121	1,318

		9,267

Machinery — 2.5%

AGCO Corp.	67	3,727

Astec Industries, Inc. (a)	95	4,390

CIRCOR International, Inc. *	21	540

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — continued

Douglas Dynamics, Inc.	29	1,033

EnPro Industries, Inc.	5	261

Graham Corp.	18	229

Hurco Cos., Inc.	12	330

LB Foster Co., Class A *	24	300

Manitowoc Co., Inc. (The) *	35	378

Meritor, Inc. *	61	1,202

Navistar International Corp. *	17	485

Terex Corp.	120	2,252

Wabash National Corp.	784	8,327

		23,454

Media — 1.0%

AMC Networks, Inc., Class A *	2	37

comScore, Inc. *	828	2,568

Gannett Co., Inc. (a)	651	898

Hemisphere Media Group, Inc. *	212	2,084

Sinclair Broadcast Group, Inc., Class A (a)	133	2,450

WideOpenWest, Inc. *	283	1,493

		9,530

Metals & Mining — 2.1%

Arconic Corp. *	24	329

Century Aluminum Co. *	229	1,634

Commercial Metals Co.	248	5,057

Kaiser Aluminum Corp.	23	1,679

SunCoke Energy, Inc.	50	148

Warrior Met Coal, Inc.	232	3,577

Worthington Industries, Inc.	213	7,937

		20,361

Mortgage Real Estate Investment Trusts (REITs) — 2.5%

ARMOUR Residential REIT, Inc.	168	1,573

Blackstone Mortgage Trust, Inc., Class A (a)	282	6,791

Cherry Hill Mortgage Investment Corp.	20	183

Dynex Capital, Inc. (a)	24	342

Ellington Financial, Inc.	26	310

Invesco Mortgage Capital, Inc. (a)	117	436

KKR Real Estate Finance Trust, Inc. (a)	139	2,296

Ladder Capital Corp.	325	2,636

PennyMac Mortgage Investment Trust	163	2,850

Redwood Trust, Inc. (a)	239	1,674

TPG RE Finance Trust, Inc. (a)	176	1,516

Two Harbors Investment Corp. (a)	563	2,835

		23,442

INVESTMENTS	SHARES (000)	VALUE ($000)

Multiline Retail — 0.8%

Big Lots, Inc.	118	4,935

Dillard’s, Inc., Class A (a)	108	2,785

		7,720

Multi-Utilities — 1.2%

Avista Corp.	95	3,457

Black Hills Corp.	100	5,666

Unitil Corp.	44	1,986

		11,109

Oil, Gas & Consumable Fuels — 2.5%

Arch Resources, Inc. (a)	68	1,921

Berry Corp.	240	1,157

CVR Energy, Inc.	155	3,123

Delek US Holdings, Inc. (a)	204	3,548

Dorian LPG Ltd. *	106	817

Green Plains, Inc. * (a)	208	2,125

Kosmos Energy Ltd. (Ghana)	240	398

Magnolia Oil & Gas Corp., Class A * (a)	260	1,577

PDC Energy, Inc. *	158	1,963

Peabody Energy Corp.	74	212

Range Resources Corp.	113	635

Renewable Energy Group, Inc. * (a)	65	1,606

REX American Resources Corp. *	41	2,844

Southwestern Energy Co. *	207	531

Talos Energy, Inc. *	65	602

W&T Offshore, Inc. * (a)	389	886

		23,945

Paper & Forest Products — 2.1%

Boise Cascade Co.	146	5,494

Domtar Corp. (a)	103	2,181

Louisiana-Pacific Corp. (a)	164	4,196

PH Glatfelter Co.	51	817

Schweitzer-Mauduit International, Inc. (a)	159	5,326

Verso Corp., Class A	185	2,208

		20,222

Personal Products — 0.2%

Edgewell Personal Care Co. *	62	1,926

Pharmaceuticals — 1.4%

Endo International plc * (a)	948	3,250

Intra-Cellular Therapies, Inc. *	77	1,971

Lannett Co., Inc. *	477	3,460

Prestige Consumer Healthcare, Inc. *	53	1,998

Xeris Pharmaceuticals, Inc. * (a)	910	2,421

		13,100

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Professional Services — 2.4%

Barrett Business Services, Inc.	98	5,213

GP Strategies Corp. *	183	1,568

Heidrick & Struggles International, Inc.	98	2,114

Huron Consulting Group, Inc. *	88	3,907

Kelly Services, Inc., Class A	244	3,853

TrueBlue, Inc. *	423	6,454

		23,109

Real Estate Management & Development — 0.2%

Realogy Holdings Corp.	286	2,117

Road & Rail — 0.9%

ArcBest Corp.	307	8,144

Covenant Transportation Group, Inc., Class A *	31	440

		8,584

Semiconductors & Semiconductor Equipment — 1.9%

Amkor Technology, Inc. *	568	6,987

Cohu, Inc.	170	2,950

NeoPhotonics Corp. *	77	680

SunPower Corp. * (a)	522	4,000

Veeco Instruments, Inc. *	252	3,401

		18,018

Software — 2.2%

ACI Worldwide, Inc. *	79	2,140

Avaya Holdings Corp. * (a)	284	3,513

MicroStrategy, Inc., Class A *	7	781

SecureWorks Corp., Class A *	79	908

Synchronoss Technologies, Inc. * (a)	863	3,046

Xperi Holding Corp.	738	10,898

		21,286

Specialty Retail — 2.9%

Aaron’s, Inc.	32	1,457

Abercrombie & Fitch Co., Class A (a)	185	1,973

Bed Bath & Beyond, Inc. (a)	226	2,397

Cato Corp. (The), Class A	171	1,396

Express, Inc. * (a)	389	600

Genesco, Inc. *	18	399

Haverty Furniture Cos., Inc.	94	1,507

Hibbett Sports, Inc. * (a)	164	3,426

Lithia Motors, Inc., Class A	8	1,271

Murphy USA, Inc. *	24	2,657

Office Depot, Inc.	1,943	4,565

Sleep Number Corp. *	35	1,462

Sonic Automotive, Inc., Class A	46	1,468

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued

Winmark Corp.	6	942

Zumiez, Inc. *	97	2,661

		28,181

Technology Hardware, Storage & Peripherals — 0.1%

Diebold Nixdorf, Inc. *	118	715

Textiles, Apparel & Luxury Goods — 0.7%

Fossil Group, Inc. * (a)	68	315

G-III Apparel Group Ltd. * (a)	239	3,174

Movado Group, Inc.	19	205

Wolverine World Wide, Inc.	121	2,869

		6,563

Thrifts & Mortgage Finance — 4.0%

ESSA Bancorp, Inc.	14	195

Essent Group Ltd.	166	6,032

Luther Burbank Corp.	44	437

Meridian Bancorp, Inc.	219	2,542

MGIC Investment Corp.	358	2,931

Mr Cooper Group, Inc. *	35	439

Northfield Bancorp, Inc.	440	5,068

Premier Financial Corp.	59	1,050

Radian Group, Inc.	438	6,796

Territorial Bancorp, Inc.	11	264

Washington Federal, Inc. (a)	349	9,366

Waterstone Financial, Inc.	63	927

Western New England Bancorp, Inc.	46	265

WSFS Financial Corp.	60	1,709

		38,021

Tobacco — 0.1%

Vector Group Ltd.	76	769

Trading Companies & Distributors — 2.5%

BMC Stock Holdings, Inc. *	177	4,445

DXP Enterprises, Inc. *	81	1,619

Foundation Building Materials, Inc. * (a)	84	1,313

MRC Global, Inc. *	354	2,093

NOW, Inc. * (a)	926	7,987

Titan Machinery, Inc. *	136	1,475

Veritiv Corp. * (a)	85	1,443

WESCO International, Inc. *	91	3,195

		23,570

Wireless Telecommunication Services — 0.2%

Gogo, Inc. * (a)	507	1,602

Total Common Stocks (Cost $967,296)		946,481

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 8.8%

Investment Companies — 1.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $14,793)	14,785	14,798

Investment of Cash Collateral from Securities Loaned — 7.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	64,006	64,032

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	5,596	5,596

Total Investment of Cash Collateral from Securities Loaned (Cost $69,620)		69,628

Total Short-Term Investments (Cost $84,413)		84,426

Total Investments — 107.9% (Cost $1,051,709)		1,030,907
Liabilities in Excess of Other Assets — (7.9)%		(75,334)

NET ASSETS — 100.0%		955,573

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $67,671,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

Russell 2000 E-Mini Index	132	09/2020	USD	9,480	279

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%

Aerospace & Defense — 0.8%

AAR Corp.	125	2,584

Maxar Technologies, Inc. (a)	204	3,664

Moog, Inc., Class A	20	1,041

		7,289

Air Freight & Logistics — 0.5%

Echo Global Logistics, Inc. * (a)	115	2,483

Hub Group, Inc., Class A *	43	2,068

		4,551

Auto Components — 1.2%

Adient plc *	68	1,118

Gentherm, Inc. *	106	4,139

Goodyear Tire & Rubber Co. (The)	101	904

Stoneridge, Inc. *	209	4,309

		10,470

Banks — 7.8%

1st Source Corp.	34	1,192

Atlantic Union Bankshares Corp.	27	624

BancFirst Corp. (a)	102	4,150

BancorpSouth Bank	137	3,123

BankFinancial Corp.	50	422

Banner Corp.	106	4,042

Brookline Bancorp, Inc.	136	1,375

Cadence BanCorp	189	1,674

Cathay General Bancorp	54	1,409

Central Pacific Financial Corp.	167	2,672

Central Valley Community Bancorp	12	192

CIT Group, Inc.	99	2,054

Columbia Banking System, Inc.	133	3,778

CVB Financial Corp.	222	4,155

Enterprise Financial Services Corp.	31	977

Equity Bancshares, Inc., Class A *	63	1,099

First Commonwealth Financial Corp.	224	1,857

First Community Bankshares, Inc.	15	332

First Hawaiian, Inc.	47	816

Flushing Financial Corp.	45	524

Great Western Bancorp, Inc.	101	1,391

Hope Bancorp, Inc.	233	2,152

IBERIABANK Corp.	20	888

Independent Bank Corp.	64	947

Investors Bancorp, Inc.	151	1,280

National Bank Holdings Corp., Class A	13	340

Old National Bancorp	258	3,549

PacWest Bancorp	37	720

People’s United Financial, Inc. (a)	75	863

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

South State Corp.	8	372

Trustmark Corp. (a)	336	8,241

UMB Financial Corp. (a)	33	1,708

United Bankshares, Inc.	98	2,720

Webster Financial Corp.	32	916

West BanCorp, Inc.	22	383

Westamerica BanCorp (a)	117	6,702

		69,639

Biotechnology — 9.7%

ACADIA Pharmaceuticals, Inc. *	104	5,026

Aimmune Therapeutics, Inc. * (a)	67	1,111

Alector, Inc. *	27	654

Amicus Therapeutics, Inc. *	216	3,264

Arena Pharmaceuticals, Inc. * (a)	66	4,147

Atara Biotherapeutics, Inc. *	167	2,438

Athenex, Inc. * (a)	163	2,239

Biohaven Pharmaceutical Holding Co. Ltd. * (a)	67	4,906

Black Diamond Therapeutics, Inc. * (a)	61	2,576

Bluebird Bio, Inc. * (a)	12	705

Bridgebio Pharma, Inc. * (a)	54	1,751

Clovis Oncology, Inc. * (a)	213	1,441

CytomX Therapeutics, Inc. *	74	614

Eagle Pharmaceuticals, Inc. *	18	884

Eiger BioPharmaceuticals, Inc. * (a)	175	1,680

Esperion Therapeutics, Inc. * (a)	23	1,180

Flexion Therapeutics, Inc. * (a)	230	3,023

Global Blood Therapeutics, Inc. * (a)	56	3,510

Gritstone Oncology, Inc. * (a)	30	197

Homology Medicines, Inc. *	45	681

Intercept Pharmaceuticals, Inc. *	32	1,514

La Jolla Pharmaceutical Co. *	65	276

LogicBio Therapeutics, Inc. * (a)	297	2,512

Mersana Therapeutics, Inc. *	184	4,297

Myriad Genetics, Inc. * (a)	129	1,459

Principia Biopharma, Inc. * (a)	52	3,127

Protagonist Therapeutics, Inc. *	171	3,023

Puma Biotechnology, Inc. * (a)	231	2,408

REGENXBIO, Inc. * (a)	73	2,674

REVOLUTION Medicines, Inc. * (a)	31	969

Sarepta Therapeutics, Inc. *	20	3,215

Seres Therapeutics, Inc. * (a)	777	3,700

Solid Biosciences, Inc. *	69	201

Sutro Biopharma, Inc. * (a)	27	209

TCR2 Therapeutics, Inc. * (a)	55	847

TG Therapeutics, Inc. *	132	2,577

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

UroGen Pharma Ltd. * (a)	93	2,437

Vanda Pharmaceuticals, Inc. *	110	1,256

Viela Bio, Inc. * (a)	65	2,794

Voyager Therapeutics, Inc. *	117	1,477

Xencor, Inc. *	84	2,709

Y-mAbs Therapeutics, Inc. *	8	337

		86,045

Building Products — 1.3%

Builders FirstSource, Inc. *	247	5,109

Masonite International Corp. *	56	4,387

Quanex Building Products Corp.	89	1,228

UFP Industries, Inc.	19	921

		11,645

Capital Markets — 1.5%

Cowen, Inc., Class A (a)	106	1,711

Donnelley Financial Solutions, Inc. * (a)	74	623

Focus Financial Partners, Inc., Class A * (a)	68	2,254

Houlihan Lokey, Inc.	69	3,840

Moelis & Co., Class A	7	215

Piper Sandler Cos.	12	680

Stifel Financial Corp.	71	3,375

Virtus Investment Partners, Inc.	8	954

		13,652

Chemicals — 1.3%

FutureFuel Corp.	168	2,008

Koppers Holdings, Inc. *	34	631

Minerals Technologies, Inc.	61	2,843

PolyOne Corp.	116	3,053

Stepan Co.	10	1,010

Trinseo SA	70	1,550

Tronox Holdings plc, Class A (a)	88	638

		11,733

Commercial Services & Supplies — 2.2%

ABM Industries, Inc.	115	4,186

ACCO Brands Corp. (a)	606	4,302

Deluxe Corp.	66	1,561

Ennis, Inc.	188	3,403

HNI Corp. (a)	128	3,898

Quad/Graphics, Inc. (a)	256	832

Steelcase, Inc., Class A	133	1,600

		19,782

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.7%

ADTRAN, Inc.	356	3,890

Extreme Networks, Inc. *	180	782

KVH Industries, Inc. *	39	347

PCTEL, Inc. *	79	528

Plantronics, Inc.	77	1,136

		6,683

Construction & Engineering — 3.5%

Arcosa, Inc.	78	3,283

Argan, Inc.	60	2,843

Comfort Systems USA, Inc.	70	2,836

EMCOR Group, Inc.	149	9,822

MasTec, Inc. * (a)	128	5,743

MYR Group, Inc. *	66	2,113

Tutor Perini Corp. *	411	5,005

		31,645

Construction Materials — 0.0% (b)

US Concrete, Inc. *	17	417

Consumer Finance — 1.1%

Credit Acceptance Corp. * (a)	6	2,504

EZCORP, Inc., Class A *	71	449

FirstCash, Inc. (a)	34	2,316

Green Dot Corp., Class A * (a)	29	1,401

Navient Corp.	410	2,883

Nelnet, Inc., Class A	8	391

		9,944

Containers & Packaging — 0.2%

Graphic Packaging Holding Co.	73	1,020

Myers Industries, Inc.	67	981

		2,001

Distributors — 0.6%

Core-Mark Holding Co., Inc. (a)	221	5,503

Diversified Consumer Services — 0.8%

American Public Education, Inc. *	69	2,040

Houghton Mifflin Harcourt Co. *	924	1,673

K12, Inc. * (a)	139	3,792

		7,505

Diversified Telecommunication Services — 0.6%

Consolidated Communications Holdings, Inc. * (a)	793	5,367

Electric Utilities — 0.9%

IDACORP, Inc.	10	865

PNM Resources, Inc. (a)	48	1,837

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — continued

Portland General Electric Co.	105	4,383

Spark Energy, Inc., Class A (a)	169	1,194

		8,279

Electrical Equipment — 0.6%

Bloom Energy Corp., Class A * (a)	7	74

Generac Holdings, Inc. *	17	2,122

LSI Industries, Inc.	52	339

Powell Industries, Inc.	90	2,460

		4,995

Electronic Equipment, Instruments & Components — 2.4%

Bel Fuse, Inc., Class B	128	1,373

Benchmark Electronics, Inc.	155	3,346

Fabrinet (Thailand) *	26	1,653

Insight Enterprises, Inc. * (a)	32	1,555

OSI Systems, Inc. * (a)	36	2,715

Sanmina Corp. *	124	3,097

ScanSource, Inc. *	218	5,262

TTM Technologies, Inc. * (a)	205	2,430

		21,431

Energy Equipment & Services — 0.6%

Matrix Service Co. *	316	3,071

NexTier Oilfield Solutions, Inc. *	807	1,976

		5,047

Entertainment — 0.1%

Cinemark Holdings, Inc.	67	777

Eros International plc (India) *	78	247

		1,024

Equity Real Estate Investment Trusts (REITs) — 5.9%

Acadia Realty Trust (a)	62	798

Agree Realty Corp. (a)	16	1,038

Alexander & Baldwin, Inc.	36	438

American Assets Trust, Inc.	172	4,802

American Finance Trust, Inc. (a)	22	176

Americold Realty Trust	135	4,886

CorEnergy Infrastructure Trust, Inc. (a)	18	168

CoreSite Realty Corp.	29	3,496

DiamondRock Hospitality Co.	464	2,565

Easterly Government Properties, Inc.	38	881

EastGroup Properties, Inc.	15	1,761

Equity LifeStyle Properties, Inc.	33	2,043

Essential Properties Realty Trust, Inc.	22	325

First Industrial Realty Trust, Inc.	111	4,282

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Four Corners Property Trust, Inc.	18	447

GEO Group, Inc. (The)	56	660

Getty Realty Corp.	64	1,894

Gladstone Commercial Corp.	39	723

Hersha Hospitality Trust	14	82

Highwoods Properties, Inc.	24	885

Innovative Industrial Properties, Inc.	4	326

Lexington Realty Trust (a)	123	1,294

Mack-Cali Realty Corp.	57	873

New Senior Investment Group, Inc.	125	454

Pebblebrook Hotel Trust	35	477

Physicians Realty Trust	95	1,659

Piedmont Office Realty Trust, Inc., Class A	105	1,741

PotlatchDeltic Corp. (a)	83	3,149

PS Business Parks, Inc.	3	401

QTS Realty Trust, Inc., Class A	8	538

Retail Opportunity Investments Corp.	117	1,323

RLJ Lodging Trust (a)	72	681

Ryman Hospitality Properties, Inc.	23	782

Saul Centers, Inc.	31	1,000

STAG Industrial, Inc.	34	985

Summit Hotel Properties, Inc.	48	282

Sunstone Hotel Investors, Inc.	427	3,482

UMH Properties, Inc.	22	283

Xenia Hotels & Resorts, Inc.	137	1,274

		53,354

Food & Staples Retailing — 0.5%

SpartanNash Co. (a)	202	4,284

Food Products — 1.9%

Darling Ingredients, Inc. *	307	7,553

Farmer Bros Co. *	101	739

Fresh Del Monte Produce, Inc.	99	2,447

John B Sanfilippo & Son, Inc.	36	3,038

Sanderson Farms, Inc. (a)	25	2,839

Seneca Foods Corp., Class A * (a)	13	431

		17,047

Gas Utilities — 0.8%

New Jersey Resources Corp. (a)	22	731

Northwest Natural Holding Co.	16	904

ONE Gas, Inc. (a)	47	3,630

Southwest Gas Holdings, Inc.	32	2,230

		7,495

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — 4.2%

Accuray, Inc. * (a)	819	1,662

AngioDynamics, Inc. *	190	1,933

Cutera, Inc. * (a)	331	4,023

Integer Holdings Corp. *	88	6,411

Invacare Corp.	191	1,213

Lantheus Holdings, Inc. *	50	718

LivaNova plc *	60	2,897

Natus Medical, Inc. * (a)	162	3,535

NuVasive, Inc. * (a)	71	3,945

Orthofix Medical, Inc. * (a)	62	1,971

SeaSpine Holdings Corp. *	231	2,416

Sientra, Inc. * (a)	1,067	4,129

Varex Imaging Corp. * (a)	224	3,397

		38,250

Health Care Providers & Services — 2.2%

Community Health Systems, Inc. * (a)	747	2,248

Cross Country Healthcare, Inc. *	643	3,959

Owens & Minor, Inc. (a)	596	4,543

Patterson Cos., Inc. (a)	189	4,154

Tenet Healthcare Corp. *	178	3,218

Triple-S Management Corp., Class B (Puerto Rico) * (a)	109	2,064

		20,186

Health Care Technology — 1.2%

Allscripts Healthcare Solutions, Inc. * (a)	1,203	8,143

Evolent Health, Inc., Class A * (a)	355	2,530

		10,673

Hotels, Restaurants & Leisure — 1.2%

Bloomin’ Brands, Inc. (a)	334	3,559

Boyd Gaming Corp.	90	1,875

Brinker International, Inc. (a)	86	2,057

Eldorado Resorts, Inc. *	11	429

Marriott Vacations Worldwide Corp.	21	1,751

Penn National Gaming, Inc. *	28	855

		10,526

Household Durables — 2.3%

Hamilton Beach Brands Holding Co., Class A	26	311

KB Home (a)	236	7,245

Meritage Homes Corp. *	18	1,340

Sonos, Inc. *	34	501

TRI Pointe Group, Inc. *	753	11,064

		20,461

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Products — 0.2%

Central Garden & Pet Co., Class A *	42	1,419

Independent Power and Renewable Electricity Producers — 0.5%

Atlantic Power Corp. *	1,506	3,011

Clearway Energy, Inc. (a)	59	1,247

Clearway Energy, Inc., Class C	15	346

		4,604

Insurance — 1.0%

Ambac Financial Group, Inc. *	26	378

American Equity Investment Life Holding Co.	48	1,187

Argo Group International Holdings Ltd.	17	578

CNO Financial Group, Inc.	220	3,427

First American Financial Corp.	22	1,036

MBIA, Inc. *	38	276

Primerica, Inc. (a)	16	1,813

ProSight Global, Inc. *	29	257

		8,952

Interactive Media & Services — 0.6%

Cars.com, Inc. *	235	1,352

Yelp, Inc. * (a)	184	4,266

		5,618

Internet & Direct Marketing Retail — 0.6%

Groupon, Inc. *	16	296

Stamps.com, Inc. *	27	4,886

		5,182

IT Services — 2.5%

CACI International, Inc., Class A *	17	3,741

Euronet Worldwide, Inc. *	7	656

Evo Payments, Inc., Class A *	170	3,883

KBR, Inc.	51	1,141

NIC, Inc.	52	1,184

Perficient, Inc. *	211	7,562

Perspecta, Inc.	186	4,328

		22,495

Life Sciences Tools & Services — 1.0%

Adaptive Biotechnologies Corp. * (a)	38	1,848

Fluidigm Corp. *	822	3,297

Medpace Holdings, Inc. * (a)	31	2,853

Personalis, Inc. *	43	562

		8,560

Machinery — 2.5%

Astec Industries, Inc. (a)	97	4,478

Douglas Dynamics, Inc.	86	3,033

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — continued

Enerpac Tool Group Corp.	10	170

EnPro Industries, Inc.	31	1,543

Kadant, Inc.	23	2,330

LB Foster Co., Class A *	14	185

Meritor, Inc. *	111	2,190

Wabash National Corp. (a)	787	8,362

		22,291

Media — 1.1%

AMC Networks, Inc., Class A *	5	117

Central European Media Enterprises Ltd., Class A (Czech Republic) *	473	1,675

comScore, Inc. *	359	1,113

Gannett Co., Inc. (a)	80	110

Hemisphere Media Group, Inc. *	182	1,785

National CineMedia, Inc. (a)	576	1,709

Sinclair Broadcast Group, Inc., Class A (a)	116	2,135

WideOpenWest, Inc. *	282	1,485

		10,129

Metals & Mining — 1.4%

Century Aluminum Co. *	27	195

Commercial Metals Co.	133	2,711

Kaiser Aluminum Corp.	14	1,060

SunCoke Energy, Inc.	23	67

Warrior Met Coal, Inc. (a)	200	3,075

Worthington Industries, Inc.	157	5,871

		12,979

Mortgage Real Estate Investment Trusts (REITs) — 1.1%

Blackstone Mortgage Trust, Inc., Class A (a)	180	4,345

Ellington Financial, Inc.	8	97

Invesco Mortgage Capital, Inc. (a)	31	116

KKR Real Estate Finance Trust, Inc.	84	1,386

Ladder Capital Corp.	52	420

PennyMac Mortgage Investment Trust	93	1,627

Redwood Trust, Inc. (a)	159	1,110

TPG RE Finance Trust, Inc. (a)	39	333

Two Harbors Investment Corp. (a)	134	674

		10,108

Multiline Retail — 0.8%

Big Lots, Inc.	117	4,914

Dillard’s, Inc., Class A (a)	73	1,885

		6,799

Multi-Utilities — 0.1%

Black Hills Corp.	22	1,241

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 1.2%

Arch Resources, Inc. (a)	34	970

CVR Energy, Inc.	12	241

Delek US Holdings, Inc. (a)	174	3,029

Dorian LPG Ltd. *	3	27

Green Plains, Inc. * (a)	42	424

Magnolia Oil & Gas Corp., Class A * (a)	81	493

PDC Energy, Inc. *	58	725

Peabody Energy Corp.	40	115

Range Resources Corp.	46	258

Renewable Energy Group, Inc. * (a)	58	1,433

REX American Resources Corp. *	39	2,676

W&T Offshore, Inc. * (a)	363	827

		11,218

Paper & Forest Products — 1.3%

Boise Cascade Co. (a)	123	4,625

Domtar Corp.	70	1,482

Louisiana-Pacific Corp. (a)	137	3,504

PH Glatfelter Co.	24	390

Verso Corp., Class A (a)	157	1,883

		11,884

Personal Products — 0.4%

Edgewell Personal Care Co. * (a)	29	918

Herbalife Nutrition Ltd. * (a)	23	1,015

Medifast, Inc. (a)	8	1,152

USANA Health Sciences, Inc. * (a)	13	944

		4,029

Pharmaceuticals — 3.0%

AMAG Pharmaceuticals, Inc. * (a)	15	112

Arvinas, Inc. * (a)	2	78

Endo International plc *	532	1,823

Horizon Therapeutics plc *	79	4,405

Lannett Co., Inc. *	390	2,834

Marinus Pharmaceuticals, Inc. * (a)	738	1,874

Menlo Therapeutics, Inc. * (a)	54	94

MyoKardia, Inc. *	76	7,354

Prestige Consumer Healthcare, Inc. *	24	894

Reata Pharmaceuticals, Inc., Class A * (a)	36	5,542

Xeris Pharmaceuticals, Inc. * (a)	791	2,105

		27,115

Professional Services — 2.7%

Barrett Business Services, Inc.	120	6,370

GP Strategies Corp. *	132	1,129

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	45

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Professional Services — continued

Heidrick & Struggles International, Inc.	15	318

Huron Consulting Group, Inc. * (a)	118	5,207

Insperity, Inc.	19	1,243

Kforce, Inc.	88	2,574

Korn Ferry (a)	61	1,862

TrueBlue, Inc. *	368	5,624

		24,327

Real Estate Management & Development — 0.1%

Realogy Holdings Corp.	117	868

Road & Rail — 0.7%

ArcBest Corp.	204	5,414

Schneider National, Inc., Class B	32	797

		6,211

Semiconductors & Semiconductor Equipment — 3.7%

Amkor Technology, Inc. * (a)	505	6,218

Cirrus Logic, Inc. *	30	1,832

Cohu, Inc.	109	1,888

MACOM Technology Solutions Holdings, Inc. * (a)	131	4,507

Rambus, Inc. * (a)	527	8,011

SunPower Corp. * (a)	529	4,055

Synaptics, Inc. * (a)	76	4,562

Veeco Instruments, Inc. * (a)	167	2,259

		33,332

Software — 4.5%

ACI Worldwide, Inc. *	139	3,750

Avaya Holdings Corp. * (a)	771	9,527

CommVault Systems, Inc. * (a)	104	4,031

Cornerstone OnDemand, Inc. *	84	3,235

eGain Corp. *	122	1,354

MicroStrategy, Inc., Class A *	11	1,283

Proofpoint, Inc. *	14	1,600

Qualys, Inc. *	9	892

Synchronoss Technologies, Inc. * (a)	1,182	4,172

Telenav, Inc. *	104	569

Xperi Holding Corp. (a)	654	9,653

		40,066

Specialty Retail — 2.9%

Bed Bath & Beyond, Inc.	133	1,406

Guess?, Inc.	133	1,281

Haverty Furniture Cos., Inc. (a)	54	858

Hibbett Sports, Inc. * (a)	146	3,066

Murphy USA, Inc. *	37	4,135

Office Depot, Inc.	1,874	4,403

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued

Rent-A-Center, Inc.	44	1,219

Sleep Number Corp. * (a)	89	3,685

Sonic Automotive, Inc., Class A (a)	15	463

Winmark Corp.	8	1,284

Zumiez, Inc. *	150	4,098

		25,898

Technology Hardware, Storage & Peripherals — 0.1%

Avid Technology, Inc. *	181	1,316

Textiles, Apparel & Luxury Goods — 1.0%

Deckers Outdoor Corp. *	23	4,522

Fossil Group, Inc. * (a)	61	286

G-III Apparel Group Ltd. * (a)	317	4,206

		9,014

Thrifts & Mortgage Finance — 2.9%

Capitol Federal Financial, Inc.	12	129

Essent Group Ltd.	129	4,668

Meridian Bancorp, Inc.	329	3,815

MGIC Investment Corp. (a)	246	2,013

NMI Holdings, Inc., Class A *	33	531

Northfield Bancorp, Inc.	310	3,569

Premier Financial Corp.	24	428

Radian Group, Inc.	218	3,389

Washington Federal, Inc.	283	7,606

		26,148

Trading Companies & Distributors — 1.4%

BMC Stock Holdings, Inc. * (a)	122	3,077

DXP Enterprises, Inc. *	74	1,468

MRC Global, Inc. *	226	1,338

NOW, Inc. * (a)	703	6,070

Veritiv Corp. * (a)	45	768

		12,721

Water Utilities — 0.6%

American States Water Co.	65	5,146

Wireless Telecommunication Services — 0.2%

Gogo, Inc. * (a)	529	1,672

Total Common Stocks (Cost $827,445)		888,265

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Alder Biopharmaceuticals, Inc. * ‡ (Cost $— )	187	165

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 11.8%

Investment Companies — 1.6%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d) (Cost $14,419)	14,407	14,420

Investment of Cash Collateral from Securities Loaned — 10.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (c) (d)	82,004	82,037

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d)	9,849	9,849

Total Investment of Cash Collateral from Securities Loaned (Cost $91,876)		91,886

Total Short-Term Investments (Cost $106,295)		106,306

Total Investments — 110.5% (Cost $933,740)		994,736
Liabilities in Excess of Other Assets — (10.5)%		(94,700)

NET ASSETS — 100.0%		900,036

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $89,671,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	77	09/2020	USD	5,530	53

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund		JPMorgan Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$455,744		$341,390		$6,300,251
Investments in affiliates, at value	17,254		9,177		276,403
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	34,262		24,882		285,143
Cash	6		—		121
Deposits at broker for futures contracts	—		490		—
Receivables:
Investment securities sold	908		555		24,664
Fund shares sold	1,526		253		2,695
Dividends from non-affiliates	310		247		5,395
Dividends from affiliates	—	(a)	—	(a)	4
Securities lending income (See Note 2.B.)	38		14		150
Variation margin on futures contracts	—		48		—

Total Assets	510,048		377,056		6,894,826

LIABILITIES:
Payables:
Due to custodian	—		47		—
Investment securities purchased	1,670		1,700		4,790
Collateral received on securities loaned (See Note 2.B.)	34,262		24,882		285,143
Fund shares redeemed	792		210		4,094
Accrued liabilities:
Investment advisory fees	216		178		3,457
Administration fees	9		17		402
Distribution fees	42		3		198
Service fees	56		10		798
Custodian and accounting fees	18		12		59
Trustees’ and Chief Compliance Officer’s fees	1		—	(a)	1
Other	123		136		398

Total Liabilities	37,189		27,195		299,340

Net Assets	$472,859		$349,861		$6,595,486

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$436,653	$372,657	$5,136,301
Total distributable earnings (loss)	36,206	(22,796)	1,459,185

Total Net Assets	$472,859	$349,861	$6,595,486

Net Assets:
Class A	$132,674	$4,127	$653,887
Class C	24,323	1,690	80,258
Class I	148,443	13,264	3,240,725
Class R2	—	180	6,746
Class R3	—	3,692	2,948
Class R4	—	2,125	449
Class R5	—	148,185	984,863
Class R6	167,419	176,598	1,625,610

Total	$472,859	$349,861	$6,595,486

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,943	98	14,311
Class C	1,995	41	2,476
Class I	6,428	313	60,346
Class R2	—	4	151
Class R3	—	88	65
Class R4	—	50	8
Class R5	—	3,486	18,278
Class R6	7,226	4,160	30,175

Net Asset Value (a):
Class A — Redemption price per share	$19.11	$42.12	$45.69
Class C — Offering price per share (b)	12.19	41.41	32.42
Class I — Offering and redemption price per share	23.09	42.35	53.70
Class R2 — Offering and redemption price per share	—	42.07	44.70
Class R3 — Offering and redemption price per share	—	42.23	45.38
Class R4 — Offering and redemption price per share	—	42.37	53.63
Class R5 — Offering and redemption price per share	—	42.51	53.88
Class R6 — Offering and redemption price per share	23.17	42.45	53.87
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$20.17	$44.45	$48.22

Cost of investments in non-affiliates	$407,786	$326,363	$4,597,375
Cost of investments in affiliates	17,247	9,176	276,293
Investment securities on loan, at value (See Note 2.B.)	33,465	23,895	281,563
Cost of investment of cash collateral (See Note 2.B.)	34,260	24,876	285,143

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$3,850,582	$946,481		$888,430
Investments in affiliates, at value	123,428	14,798		14,420
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	317,008	69,628		91,886
Cash	23	116		48
Deposits at broker for futures contracts	—	1,296		503
Receivables:
Due from custodian	—	4,176		1,082
Investment securities sold	1,986	194		262
Fund shares sold	8,848	488		344
Dividends from non-affiliates	1,219	1,321		653
Dividends from affiliates	2	—	(a)	—	(a)
Securities lending income (See Note 2.B.)	568	53		82
Variation margin on futures contracts	—	136		50

Total Assets	4,303,664	1,038,687		997,760

LIABILITIES:
Payables:
Investment securities purchased	16,508	4,645		2,601
Collateral received on securities loaned (See Note 2.B.)	317,008	69,628		91,886
Fund shares redeemed	7,225	8,023		2,449
Accrued liabilities:
Investment advisory fees	1,940	518		454
Administration fees	173	60		57
Distribution fees	149	44		48
Service fees	265	59		97
Custodian and accounting fees	31	25		21
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	—	(a)
Other	211	112		111

Total Liabilities	343,511	83,114		97,724

Net Assets	$3,960,153	$955,573		$900,036

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$2,912,283	$1,050,056	$881,990
Total distributable earnings (loss)	1,047,870	(94,483)	18,046

Total Net Assets	$3,960,153	$955,573	$900,036

Net Assets:
Class A	$500,357	$123,496	$94,883
Class C	62,434	9,340	18,297
Class I	466,094	131,992	160,892
Class L	735,649	—	302,427
Class R2	24,496	25,034	30,330
Class R3	5,217	10,384	22,953
Class R4	2,821	464	8,042
Class R5	22,261	30,637	6,496
Class R6	2,140,824	624,226	255,716

Total	$3,960,153	$955,573	$900,036

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	26,760	6,682	6,392
Class C	4,982	643	1,310
Class I	22,050	6,640	10,551
Class L	33,552	—	19,851
Class R2	1,373	1,372	2,095
Class R3	280	563	1,557
Class R4	150	23	530
Class R5	1,014	1,540	427
Class R6	96,402	31,337	16,772

Net Asset Value (a):
Class A — Redemption price per share	$18.70	$18.48	$14.84
Class C — Offering price per share (b)	12.53	14.52	13.96
Class I — Offering and redemption price per share	21.14	19.88	15.25
Class L — Offering and redemption price per share	21.93	—	15.23
Class R2 — Offering and redemption price per share	17.85	18.25	14.48
Class R3 — Offering and redemption price per share	18.66	18.45	14.74
Class R4 — Offering and redemption price per share	18.83	19.88	15.16
Class R5 — Offering and redemption price per share	21.95	19.89	15.20
Class R6 — Offering and redemption price per share	22.21	19.92	15.25
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$19.74	$19.50	$15.66

Cost of investments in non-affiliates	$2,885,532	$967,296	$827,445
Cost of investments in affiliates	123,393	14,793	14,419
Investment securities on loan, at value (See Note 2.B.)	305,026	67,671	89,671
Cost of investment of cash collateral (See Note 2.B.)	317,005	69,620	91,876

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$9	$—
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from non-affiliates	5,315	5,976	91,352
Dividend income from affiliates	169	217	4,684
Income from securities lending (net) (See Note 2.B.)	227	324	3,244

Total investment income	5,711	6,526	99,280

EXPENSES:
Investment advisory fees	2,603	2,692	42,620
Administration fees	300	311	4,918
Distribution fees:
Class A	312	12	1,885
Class C	237	16	726
Class R2	—	1	42
Class R3	—	11	7
Service fees:
Class A	312	12	1,885
Class C	79	5	242
Class I	315	40	7,669
Class R2	—	— (a)	21
Class R3	—	11	7
Class R4	—	5	1
Class R5	—	187	1,108
Custodian and accounting fees	59	57	198
Interest expense to affiliates	— (a)	— (a)	5
Professional fees	56	58	129
Trustees’ and Chief Compliance Officer’s fees	27	27	50
Printing and mailing costs	52	4	425
Registration and filing fees	75	135	42
Transfer agency fees (See Note 2.F.)	29	17	357
Other	13	16	97

Total expenses	4,469	3,617	62,434

Less fees waived	(266)	(340)	(1,001)
Less expense reimbursements	—	(3)	—

Net expenses	4,203	3,274	61,433

Net investment income (loss)	1,508	3,252	37,847

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(639)	(28,019)	(144,489)
Investments in affiliates	5	1	23
Futures contracts	—	(835)	—

Net realized gain (loss)	(634)	(28,853)	(144,466)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,123)	(31,170)	(137,380)
Investments in affiliates	5	4	69
Futures contracts	—	(147)	—

Change in net unrealized appreciation/depreciation	(2,118)	(31,313)	(137,311)

Net realized/unrealized gains (losses)	(2,752)	(60,166)	(281,777)

Change in net assets resulting from operations	$(1,244)	$(56,914)	$(243,930)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$17	$15
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from non-affiliates	15,469	23,896	15,360
Dividend income from affiliates	869	472	423
Income from securities lending (net) (See Note 2.B.)	3,087	425	958

Total investment income	19,425	24,810	16,756

EXPENSES:
Investment advisory fees	20,574	8,124	7,205
Administration fees	2,374	937	901
Distribution fees:
Class A	1,058	391	287
Class C	429	101	174
Class R2	123	157	180
Class R3	8	35	58
Service fees:
Class A	1,058	391	287
Class C	143	34	58
Class I	846	522	584
Class L	605	—	392
Class R2	62	78	90
Class R3	8	35	58
Class R4	5	1	19
Class R5	16	45	8
Custodian and accounting fees	114	72	62
Interest expense to affiliates	2	— (a)	1
Professional fees	90	70	69
Trustees’ and Chief Compliance Officer’s fees	37	30	30
Printing and mailing costs	377	88	109
Registration and filing fees	307	113	91
Transfer agency fees (See Note 2.F.)	135	84	78
Other	51	28	29

Total expenses	28,422	11,336	10,770

Less fees waived	(653)	(205)	(36)
Less expense reimbursements	(50)	(8)	—

Net expenses	27,719	11,123	10,734

Net investment income (loss)	(8,294)	13,687	6,022

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	185,447	(12,154)	(3,687)
Investments in affiliates	(31)	4	9
Futures contracts	—	57	1,268

Net realized gain (loss)	185,416	(12,093)	(2,410)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	386,770	(199,738)	(105,389)
Investments in affiliates	5	3	(2)
Futures contracts	—	(303)	(666)

Change in net unrealized appreciation/depreciation	386,775	(200,038)	(106,057)

Net realized/unrealized gains (losses)	572,191	(212,131)	(108,467)

Change in net assets resulting from operations	$563,897	$(198,444)	$(102,445)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,508	$197	$3,252	$2,136
Net realized gain (loss)	(634)	14,852	(28,853)	16,926
Change in net unrealized appreciation/depreciation	(2,118)	(8,858)	(31,313)	(32,543)

Change in net assets resulting from operations	(1,244)	6,191	(56,914)	(13,481)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(4,206)	(22,374)	(207)	(352)
Class C	(1,643)	(12,520)	(85)	(172)
Class I	(3,897)	(24,328)	(765)	(1,269)
Class R2	—	—	(7)	(3)
Class R3	—	—	(227)	(2)
Class R4	—	—	(104)	(114)
Class R5	—	—	(9,535)	(16,043)
Class R6 (a)	(3,543)	(4)	(9,154)	(6,241)

Total distributions to shareholders	(13,289)	(59,226)	(20,084)	(24,196)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	139,135	182,535	(22,685)	173,401

NET ASSETS:
Change in net assets	124,602	129,500	(99,683)	135,724
Beginning of period	348,257	218,757	449,544	313,820

End of period	$472,859	$348,257	$349,861	$449,544

(a)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$37,847	$35,326	$(8,294)	$(7,955)
Net realized gain (loss)	(144,466)	378,486	185,416	206,505
Change in net unrealized appreciation/depreciation	(137,311)	(267,309)	386,775	(56,778)

Change in net assets resulting from operations	(243,930)	146,503	563,897	141,772

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(40,838)	(61,854)	(25,608)	(37,004)
Class C	(6,716)	(11,312)	(5,161)	(8,359)
Class I	(145,648)	(172,497)	(17,200)	(25,203)
Class L	—	—	(32,083)	(48,328)
Class R2	(416)	(723)	(1,612)	(3,487)
Class R3	(144)	(155)	(220)	(93)
Class R4	(23)	(50)	(139)	(91)
Class R5	(54,434)	(79,273)	(807)	(3,229)
Class R6	(73,447)	(85,443)	(90,416)	(122,202)

Total distributions to shareholders	(321,666)	(411,307)	(173,246)	(247,996)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	885,158	(287,511)	692,836	792,978

NET ASSETS:
Change in net assets	319,562	(552,315)	1,083,487	686,754
Beginning of period	6,275,924	6,828,239	2,876,666	2,189,912

End of period	$6,595,486	$6,275,924	$3,960,153	$2,876,666

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,687	$20,233	$6,022	$7,591
Net realized gain (loss)	(12,093)	128,031	(2,410)	28,971
Change in net unrealized appreciation/depreciation	(200,038)	(325,551)	(106,057)	(191,152)

Change in net assets resulting from operations	(198,444)	(177,287)	(102,445)	(154,590)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(10,797)	(33,379)	(357)	(17,753)
Class C	(1,133)	(3,600)	(14)	(3,937)
Class I	(14,242)	(37,990)	(1,438)	(34,817)
Class L	—	—	(3,033)	(50,872)
Class R2	(2,111)	(5,236)	(20)	(5,054)
Class R3	(926)	(1,914)	(95)	(2,105)
Class R4	(6)	(53)	(52)	(678)
Class R5	(2,678)	(15,233)	(50)	(1,146)
Class R6	(51,882)	(121,650)	(3,261)	(45,521)

Total distributions to shareholders	(83,775)	(219,055)	(8,320)	(161,883)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(315,490)	21,342	(382,146)	(69,426)

NET ASSETS:
Change in net assets	(597,709)	(375,000)	(492,911)	(385,899)
Beginning of period	1,553,282	1,928,282	1,392,947	1,778,846

End of period	$955,573	$1,553,282	$900,036	$1,392,947

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$54,866	$56,422	$1,151	$3,052
Distributions reinvested	3,607	17,078	207	351
Cost of shares redeemed	(37,184)	(21,654)	(2,401)	(1,451)

Change in net assets resulting from Class A capital transactions	$21,289	$51,846	$(1,043)	$1,952

Class C
Proceeds from shares issued	$10,538	$24,795	$545	$1,749
Distributions reinvested	347	1,178	85	172
Cost of shares redeemed	(22,645)	(15,655)	(813)	(1,065)

Change in net assets resulting from Class C capital transactions	$(11,760)	$10,318	$(183)	$856

Class I
Proceeds from shares issued	$102,711	$122,678	$13,956	$14,346
Distributions reinvested	3,883	24,212	750	1,269
Cost of shares redeemed	(62,751)	(105,365)	(11,751)	(15,564)

Change in net assets resulting from Class I capital transactions	$43,843	$41,525	$2,955	$51

Class R2
Proceeds from shares issued	$—	$—	$43	$164
Distributions reinvested	—	—	7	3
Cost of shares redeemed	—	—	(7)	(31)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$43	$136

Class R3
Proceeds from shares issued	$—	$—	$2,958	$4,058
Distributions reinvested	—	—	226	2
Cost of shares redeemed	—	—	(2,501)	(369)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$683	$3,691

Class R4
Proceeds from shares issued	$—	$—	$1,260	$825
Distributions reinvested	—	—	104	114
Cost of shares redeemed	—	—	(780)	(337)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$584	$602

Class R5
Proceeds from shares issued	$—	$—	$34,515	$53,375
Distributions reinvested	—	—	9,135	15,379
Cost of shares redeemed	—	—	(80,632)	(50,254)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(36,982)	$18,500

Class R6 (a)
Proceeds from shares issued	$115,599	$84,215	$79,125	$159,605
Distributions reinvested	3,542	4	9,153	6,240
Cost of shares redeemed	(33,378)	(5,373)	(77,020)	(18,232)

Change in net assets resulting from Class R6 capital transactions	$85,763	$78,846	$11,258	$147,613

Total change in net assets resulting from capital transactions	$139,135	$182,535	$(22,685)	$173,401

(a)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	2,893	2,757	28	58
Reinvested	177	976	4	7
Redeemed	(2,029)	(1,042)	(52)	(28)

Change in Class A Shares	1,041	2,691	(20)	37

Class C
Issued	854	1,952	11	33
Reinvested	27	103	2	4
Redeemed	(1,881)	(1,095)	(19)	(22)

Change in Class C Shares	(1,000)	960	(6)	15

Class I
Issued	4,514	4,930	317	277
Reinvested	157	1,154	15	27
Redeemed	(2,879)	(4,485)	(282)	(312)

Change in Class I Shares	1,792	1,599	50	(8)

Class R2
Issued	—	—	1	4
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	— (a)	(1)

Change in Class R2 Shares	—	—	1	3

Class R3
Issued	—	—	63	82
Reinvested	—	—	4	— (a)
Redeemed	—	—	(54)	(7)

Change in Class R3 Shares	—	—	13	75

Class R4
Issued	—	—	28	16
Reinvested	—	—	2	2
Redeemed	—	—	(19)	(6)

Change in Class R4 Shares	—	—	11	12

Class R5
Issued	—	—	762	1,028
Reinvested	—	—	177	329
Redeemed	—	—	(1,730)	(966)

Change in Class R5 Shares	—	—	(791)	391

Class R6 (b)
Issued	5,128	3,705	1,648	3,183
Reinvested	143	— (a)	177	134
Redeemed	(1,520)	(230)	(1,769)	(365)

Change in Class R6 Shares	3,751	3,475	56	2,952

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$313,626	$161,692	$180,131	$186,511
Distributions reinvested	38,275	57,371	24,237	34,926
Cost of shares redeemed	(415,845)	(467,700)	(147,817)	(139,043)

Change in net assets resulting from Class A capital transactions	$(63,944)	$(248,637)	$56,551	$82,394

Class C
Proceeds from shares issued	$2,175	$4,981	$21,380	$31,303
Distributions reinvested	6,552	11,037	4,812	8,141
Cost of shares redeemed	(27,646)	(37,555)	(25,261)	(17,570)

Change in net assets resulting from Class C capital transactions	$(18,919)	$(21,537)	$931	$21,874

Class I
Proceeds from shares issued	$1,699,465	$812,167	$288,209	$249,007
Distributions reinvested	138,087	161,114	13,161	22,035
Cost of shares redeemed	(1,065,103)	(1,009,139)	(164,919)	(234,917)

Change in net assets resulting from Class I capital transactions	$772,449	$(35,858)	$136,451	$36,125

Class L
Proceeds from shares issued	$—	$—	$272,538	$299,095
Distributions reinvested	—	—	28,396	42,498
Cost of shares redeemed	—	—	(206,673)	(182,736)

Change in net assets resulting from Class L capital transactions	$—	$—	$94,261	$158,857

Class R2
Proceeds from shares issued	$3,031	$3,928	$4,229	$5,637
Distributions reinvested	325	442	1,583	3,392
Cost of shares redeemed	(5,397)	(6,276)	(9,363)	(12,461)

Change in net assets resulting from Class R2 capital transactions	$(2,041)	$(1,906)	$(3,551)	$(3,432)

Class R3
Proceeds from shares issued	$1,095	$780	$4,272	$700
Distributions reinvested	125	131	220	93
Cost of shares redeemed	(569)	(764)	(812)	(162)

Change in net assets resulting from Class R3 capital transactions	$651	$147	$3,680	$631

Class R4
Proceeds from shares issued	$51	$437	$1,777	$742
Distributions reinvested	23	49	138	91
Cost of shares redeemed	(60)	(556)	(653)	(210)

Change in net assets resulting from Class R4 capital transactions	$14	$(70)	$1,262	$623

Class R5
Proceeds from shares issued	$152,763	$249,768	$10,790	$15,804
Distributions reinvested	49,703	72,102	807	3,229
Cost of shares redeemed	(339,014)	(311,556)	(5,345)	(29,628)

Change in net assets resulting from Class R5 capital transactions	$(136,548)	$10,314	$6,252	$(10,595)

Class R6
Proceeds from shares issued	$640,649	$273,648	$925,190	$737,982
Distributions reinvested	72,408	84,729	89,486	120,678
Cost of shares redeemed	(379,561)	(348,341)	(617,677)	(352,159)

Change in net assets resulting from Class R6 capital transactions	$333,496	$10,036	$396,999	$506,501

Total change in net assets resulting from capital transactions	$885,158	$(287,511)	$692,836	$792,978

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	6,782	3,220	10,856	11,086
Reinvested	760	1,280	1,419	2,442
Redeemed	(9,053)	(9,569)	(9,052)	(8,306)

Change in Class A Shares	(1,511)	(5,069)	3,223	5,222

Class C
Issued	64	137	1,896	2,555
Reinvested	184	339	419	819
Redeemed	(847)	(1,057)	(2,281)	(1,609)

Change in Class C Shares	(599)	(581)	34	1,765

Class I
Issued	31,752	14,200	15,402	13,101
Reinvested	2,334	3,089	682	1,377
Redeemed	(20,362)	(18,069)	(9,213)	(12,472)

Change in Class I Shares	13,724	(780)	6,871	2,006

Class L
Issued	—	—	14,183	15,406
Reinvested	—	—	1,419	2,570
Redeemed	—	—	(10,894)	(9,858)

Change in Class L Shares	—	—	4,708	8,118

Class R2
Issued	65	81	269	352
Reinvested	7	10	97	247
Redeemed	(120)	(128)	(588)	(774)

Change in Class R2 Shares	(48)	(37)	(222)	(175)

Class R3
Issued	25	15	253	42
Reinvested	2	3	13	7
Redeemed	(14)	(15)	(49)	(10)

Change in Class R3 Shares	13	3	217	39

Class R4
Issued	1	7	102	45
Reinvested	— (a)	1	8	6
Redeemed	(1)	(10)	(38)	(12)

Change in Class R4 Shares	— (a)	(2)	72	39

Class R5
Issued	2,800	4,320	551	779
Reinvested	837	1,380	41	195
Redeemed	(6,109)	(5,632)	(279)	(1,640)

Change in Class R5 Shares	(2,472)	68	313	(666)

Class R6
Issued	11,645	4,903	47,492	37,658
Reinvested	1,219	1,623	4,411	7,213
Redeemed	(7,061)	(6,057)	(31,625)	(18,147)

Change in Class R6 Shares	5,803	469	20,278	26,724

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$24,245	$39,092	$19,360	$31,276
Distributions reinvested	10,115	30,915	328	16,222
Cost of shares redeemed	(67,548)	(150,367)	(53,824)	(84,556)

Change in net assets resulting from Class A capital transactions	$(33,188)	$(80,360)	$(34,136)	$(37,058)

Class C
Proceeds from shares issued	$527	$1,412	$1,325	$4,264
Distributions reinvested	1,043	3,378	13	3,767
Cost of shares redeemed	(6,896)	(6,345)	(9,632)	(17,367)

Change in net assets resulting from Class C capital transactions	$(5,326)	$(1,555)	$(8,294)	$(9,336)

Class I
Proceeds from shares issued	$61,608	$111,050	$54,409	$93,832
Distributions reinvested	14,229	37,950	1,403	33,313
Cost of shares redeemed	(175,602)	(129,351)	(148,125)	(216,008)

Change in net assets resulting from Class I capital transactions	$(99,765)	$19,649	$(92,313)	$(88,863)

Class L
Proceeds from shares issued	$—	$—	$180,077	$138,828
Distributions reinvested	—	—	2,129	43,991
Cost of shares redeemed	—	—	(262,774)	(204,856)

Change in net assets resulting from Class L capital transactions	$—	$—	$(80,568)	$(22,037)

Class R2
Proceeds from shares issued	$8,711	$11,408	$7,181	$18,232
Distributions reinvested	2,053	4,865	18	3,913
Cost of shares redeemed	(14,418)	(15,716)	(18,727)	(17,683)

Change in net assets resulting from Class R2 capital transactions	$(3,654)	$557	$(11,528)	$4,462

Class R3
Proceeds from shares issued	$5,318	$6,293	$7,420	$13,013
Distributions reinvested	926	1,910	85	2,049
Cost of shares redeemed	(7,200)	(2,872)	(6,924)	(5,163)

Change in net assets resulting from Class R3 capital transactions	$(956)	$5,331	$581	$9,899

Class R4
Proceeds from shares issued	$767	$514	$3,577	$3,626
Distributions reinvested	6	53	52	678
Cost of shares redeemed	(740)	(142)	(1,334)	(2,627)

Change in net assets resulting from Class R4 capital transactions	$33	$425	$2,295	$1,677

Class R5
Proceeds from shares issued	$9,383	$23,910	$2,217	$8,102
Distributions reinvested	2,524	14,495	33	958
Cost of shares redeemed	(41,707)	(70,249)	(7,177)	(1,751)

Change in net assets resulting from Class R5 capital transactions	$(29,800)	$(31,844)	$(4,927)	$7,309

Class R6
Proceeds from shares issued	$151,215	$212,292	$69,664	$117,831
Subscriptions in-kind (See Note 8)	—	—	—	13,799
Distributions reinvested	51,882	121,650	3,215	45,073
Cost of shares redeemed	(345,931)	(224,803)	(226,135)	(112,182)

Change in net assets resulting from Class R6 capital transactions	$(142,834)	$109,139	$(153,256)	$64,521

Total change in net assets resulting from capital transactions	$(315,490)	$21,342	$(382,146)	$(69,426)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	1,212	1,538	1,287	1,816
Reinvested	431	1,333	19	1,049
Redeemed	(3,143)	(5,737)	(3,461)	(5,034)

Change in Class A Shares	(1,500)	(2,866)	(2,155)	(2,169)

Class C
Issued	34	68	93	258
Reinvested	56	182	1	257
Redeemed	(404)	(320)	(673)	(1,066)

Change in Class C Shares	(314)	(70)	(579)	(551)

Class I
Issued	2,798	4,075	3,533	5,437
Reinvested	565	1,528	79	2,098
Redeemed	(8,060)	(4,698)	(9,733)	(12,470)

Change in Class I Shares	(4,697)	905	(6,121)	(4,935)

Class L
Issued	—	—	11,011	8,225
Reinvested	—	—	120	2,772
Redeemed	—	—	(17,742)	(12,189)

Change in Class L Shares	—	—	(6,611)	(1,192)

Class R2
Issued	442	456	493	1,048
Reinvested	88	212	1	259
Redeemed	(711)	(619)	(1,228)	(1,064)

Change in Class R2 Shares	(181)	49	(734)	243

Class R3
Issued	258	233	507	778
Reinvested	40	83	5	133
Redeemed	(364)	(113)	(460)	(312)

Change in Class R3 Shares	(66)	203	52	599

Class R4
Issued	39	17	226	208
Reinvested	— (a)	2	3	43
Redeemed	(33)	(5)	(86)	(153)

Change in Class R4 Shares	6	14	143	98

Class R5
Issued	416	838	137	437
Reinvested	101	582	2	61
Redeemed	(1,734)	(2,739)	(432)	(102)

Change in Class R5 Shares	(1,217)	(1,319)	(293)	396

Class R6
Issued	7,059	8,015	4,527	6,749
Subscriptions in-kind (See Note 8)	—	—	—	828
Reinvested	2,072	4,881	181	2,839
Redeemed	(14,571)	(8,321)	(14,475)	(6,595)

Change in Class R6 Shares	(5,440)	4,575	(9,767)	3,821

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Blend Fund
Class A
Year Ended June 30, 2020	$19.78	$0.04	$(0.04)	$— (f)	$(0.02)	$(0.65)	$(0.67)
Year Ended June 30, 2019	26.65	— (f)	(0.63)	(0.63)	—	(6.24)	(6.24)
Year Ended June 30, 2018	22.03	(0.20)	7.54	7.34	—	(2.72)	(2.72)
Year Ended June 30, 2017	19.14	(0.16)	6.24	6.08	—	(3.19)	(3.19)
Year Ended June 30, 2016	26.04	(0.16)	(3.52)	(3.68)	—	(3.22)	(3.22)

Class C
Year Ended June 30, 2020	12.90	(0.04)	(0.02)	(0.06)	—	(0.65)	(0.65)
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	—	(6.24)	(6.24)
Year Ended June 30, 2018	17.12	(0.24)	5.73	5.49	—	(2.72)	(2.72)
Year Ended June 30, 2017	15.58	(0.21)	4.94	4.73	—	(3.19)	(3.19)
Year Ended June 30, 2016	21.97	(0.22)	(2.95)	(3.17)	—	(3.22)	(3.22)

Class I
Year Ended June 30, 2020	23.75	0.10	(0.06)	0.04	(0.05)	(0.65)	(0.70)
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	—	(6.24)	(6.24)
Year Ended June 30, 2018	24.83	(0.15)	8.57	8.42	—	(2.72)	(2.72)
Year Ended June 30, 2017	21.17	(0.12)	6.97	6.85	—	(3.19)	(3.19)
Year Ended June 30, 2016	28.34	(0.14)	(3.81)	(3.95)	—	(3.22)	(3.22)

Class R6
Year Ended June 30, 2020	23.82	0.16	(0.06)	0.10	(0.10)	(0.65)	(0.75)
July 2, 2018 (g) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	—	(6.24)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.11	(0.24)%	$132,674	1.24%	0.19%	1.32%	48%
19.78	0.70	116,751	1.24	(0.01)	1.37	75
26.65	35.55	85,586	1.24	(0.81)	1.36	89
22.03	34.99	66,189	1.25	(0.78)	1.48	41
19.14	(14.42)	55,583	1.25	(0.76)	1.51	56

12.19	(0.83)	24,323	1.74	(0.31)	1.80	48
12.90	0.25	38,625	1.74	(0.53)	1.85	75
19.89	34.88	40,470	1.74	(1.31)	1.83	89
17.12	34.25	36,707	1.74	(1.28)	2.04	41
15.58	(14.80)	32,734	1.75	(1.27)	2.12	56

23.09	(0.02)	148,443	0.99	0.44	1.05	48
23.75	0.94	110,123	0.99	0.20	1.10	75
30.53	35.91	92,701	0.99	(0.56)	1.08	89
24.83	35.29	67,496	1.00	(0.53)	1.18	41
21.17	(14.19)	64,589	1.00	(0.57)	1.09	56

23.17	0.22	167,419	0.74	0.69	0.80	48
23.82	0.55	82,758	0.74	0.79	1.10	75

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Core Fund
Class A
Year Ended June 30, 2020	$49.98	$0.15		$(6.00)	$(5.85)	$(0.15)	$(1.86)	$(2.01)
Year Ended June 30, 2019	57.16	0.11		(3.52)	(3.41)	(0.02)	(3.75)	(3.77)
Year Ended June 30, 2018	52.32	0.04	(f)	9.19	9.23	(0.01)	(4.38)	(4.39)
Year Ended June 30, 2017	45.88	(0.04)		11.81	11.77	(0.20)	(5.13)	(5.33)
May 31, 2016 (g) through June 30, 2016	45.81	0.02	(f)	0.05	0.07	—	—	—

Class C
Year Ended June 30, 2020	49.27	(0.07)		(5.93)	(6.00)	—	(1.86)	(1.86)
Year Ended June 30, 2019	56.67	(0.15)		(3.50)	(3.65)	—	(3.75)	(3.75)
Year Ended June 30, 2018	52.14	(0.24	)(f)	9.15	8.91	—	(4.38)	(4.38)
Year Ended June 30, 2017	45.86	(0.24)		11.74	11.50	(0.09)	(5.13)	(5.22)
May 31, 2016 (g) through June 30, 2016	45.81	—	(f)(h)	0.05	0.05	—	—	—

Class I
Year Ended June 30, 2020	50.25	0.28		(6.03)	(5.75)	(0.29)	(1.86)	(2.15)
Year Ended June 30, 2019	57.44	0.23		(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Year Ended June 30, 2018	52.58	0.17	(f)	9.24	9.41	(0.17)	(4.38)	(4.55)
January 3, 2017 (g) through June 30, 2017	50.44	0.07		2.07	2.14	—	—	—

Class R2
Year Ended June 30, 2020	50.01	0.05		(6.02)	(5.97)	(0.11)	(1.86)	(1.97)
Year Ended June 30, 2019	57.32	0.04		(3.60)	(3.56)	—	(3.75)	(3.75)
July 31, 2017 (g) through June 30, 2018	53.24	(0.08	)(f)	8.58	8.50	(0.04)	(4.38)	(4.42)

Class R3
Year Ended June 30, 2020	50.18	0.16		(6.02)	(5.86)	(0.23)	(1.86)	(2.09)
Year Ended June 30, 2019	57.40	0.26		(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
July 31, 2017 (g) through June 30, 2018	53.24	0.05	(f)	8.58	8.63	(0.09)	(4.38)	(4.47)

Class R4
Year Ended June 30, 2020	50.28	0.28		(6.03)	(5.75)	(0.30)	(1.86)	(2.16)
Year Ended June 30, 2019	57.48	0.23		(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
July 31, 2017 (g) through June 30, 2018	53.24	0.18	(f)	8.58	8.76	(0.14)	(4.38)	(4.52)

Class R5
Year Ended June 30, 2020	50.42	0.36		(6.04)	(5.68)	(0.37)	(1.86)	(2.23)
Year Ended June 30, 2019	57.63	0.33		(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Year Ended June 30, 2018	52.64	0.26	(f)	9.28	9.54	(0.17)	(4.38)	(4.55)
Year Ended June 30, 2017	45.90	0.20		11.83	12.03	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(f)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)

Class R6
Year Ended June 30, 2020	50.34	0.39		(6.02)	(5.63)	(0.40)	(1.86)	(2.26)
Year Ended June 30, 2019	57.55	0.39		(3.61)	(3.22)	(0.24)	(3.75)	(3.99)
Year Ended June 30, 2018	52.57	0.33	(f)	9.23	9.56	(0.20)	(4.38)	(4.58)
Year Ended June 30, 2017	45.90	0.29		11.76	12.05	(0.25)	(5.13)	(5.38)
May 31, 2016 (g) through June 30, 2016	45.81	0.04	(f)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$42.12	(12.40)%	$4,127	1.24%	0.33%		1.38%	102%
49.98	(5.48)	5,896	1.23	0.21		1.36	74
57.16	18.37	4,624	1.24	0.07	(f)	1.41	39
52.32	26.29	2,203	1.24	(0.07)		1.45	61
45.88	0.15	23	1.25	0.56	(f)	1.39	58

41.41	(12.84)	1,690	1.74	(0.16)		1.82	102
49.27	(5.97)	2,307	1.73	(0.30)		1.86	74
56.67	17.79	1,816	1.74	(0.45	)(f)	1.90	39
52.14	25.68	1,017	1.74	(0.47)		1.96	61
45.86	0.11	20	1.74	0.06	(f)	1.89	58

42.35	(12.18)	13,264	0.99	0.61		1.06	102
50.25	(5.24)	13,211	0.98	0.45		1.09	74
57.44	18.64	15,557	0.99	0.32	(f)	1.12	39
52.58	4.24	3,545	0.99	0.26		1.21	61

42.07	(12.62)	180	1.49	0.11		1.69	102
50.01	(5.73)	166	1.48	0.08		2.08	74
57.32	16.67	24	1.49	(0.15	)(f)	1.72	39

42.23	(12.40)	3,692	1.24	0.36		1.30	102
50.18	(5.51)	3,768	1.23	0.53		1.59	74
57.40	16.94	24	1.24	0.10	(f)	1.46	39

42.37	(12.17)	2,125	0.99	0.61		1.06	102
50.28	(5.26)	1,941	0.98	0.45		1.10	74
57.48	17.21	1,536	0.99	0.36	(f)	1.11	39

42.51	(12.02)	148,185	0.80	0.78		0.90	102
50.42	(5.07)	215,630	0.79	0.63		0.93	74
57.63	18.88	223,933	0.79	0.48	(f)	0.97	39
52.64	26.87	187,198	0.79	0.40		1.11	61
45.90	(8.97)	164,573	0.80	0.30	(f)	1.16	58

42.45	(11.95)	176,598	0.74	0.84		0.80	102
50.34	(5.02)	206,625	0.73	0.75		0.83	74
57.55	18.95	66,306	0.74	0.59	(f)	0.86	39
52.57	26.94	16,782	0.74	0.56		0.98	61
45.90	0.20	20	0.74	1.06	(f)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Year Ended June 30, 2020	$50.05	$0.12		$(1.95)	$(1.83)	$(0.15)	$(2.38)	$(2.53)
Year Ended June 30, 2019	52.43	0.12		0.95	1.07	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.63	0.10		6.67	6.77	(0.10)	(2.87)	(2.97)
Year Ended June 30, 2017	41.68	0.11		8.21	8.32	(0.12)	(1.25)	(1.37)
Year Ended June 30, 2016	44.68	0.13	(f)	0.08	0.21	(0.14)	(3.07)	(3.21)

Class C
Year Ended June 30, 2020	36.25	(0.08)		(1.35)	(1.43)	(0.02)	(2.38)	(2.40)
Year Ended June 30, 2019	39.12	(0.09)		0.61	0.52	—	(3.39)	(3.39)
Year Ended June 30, 2018	37.07	(0.12)		5.04	4.92	—	(2.87)	(2.87)
Year Ended June 30, 2017	32.21	(0.09)		6.31	6.22	(0.11)	(1.25)	(1.36)
Year Ended June 30, 2016	35.32	(0.06	)(f)	0.02	(0.04)	—	(3.07)	(3.07)

Class I
Year Ended June 30, 2020	58.34	0.30		(2.30)	(2.00)	(0.26)	(2.38)	(2.64)
Year Ended June 30, 2019	60.52	0.29		1.12	1.41	(0.20)	(3.39)	(3.59)
Year Ended June 30, 2018	55.69	0.26		7.67	7.93	(0.23)	(2.87)	(3.10)
Year Ended June 30, 2017	47.50	0.28		9.37	9.65	(0.21)	(1.25)	(1.46)
Year Ended June 30, 2016	50.31	0.25	(f)	0.17	0.42	(0.16)	(3.07)	(3.23)

Class R2
Year Ended June 30, 2020	48.98	0.01		(1.91)	(1.90)	—	(2.38)	(2.38)
Year Ended June 30, 2019	51.44	—	(g)	0.93	0.93	—	(3.39)	(3.39)
Year Ended June 30, 2018	47.81	(0.03)		6.55	6.52	(0.02)	(2.87)	(2.89)
Year Ended June 30, 2017	41.08	—	(g)	8.08	8.08	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2016	44.04	0.01	(f)	0.10	0.11	—	(3.07)	(3.07)

Class R3
Year Ended June 30, 2020	49.73	0.13		(1.93)	(1.80)	(0.17)	(2.38)	(2.55)
Year Ended June 30, 2019	52.13	0.13		0.92	1.05	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.54	0.12		6.63	6.75	(0.29)	(2.87)	(3.16)
September 9, 2016 (i) through June 30, 2017	43.22	0.12		6.68	6.80	(0.23)	(1.25)	(1.48)

Class R4
Year Ended June 30, 2020	58.26	0.29		(2.29)	(2.00)	(0.25)	(2.38)	(2.63)
Year Ended June 30, 2019	60.42	0.29		1.12	1.41	(0.18)	(3.39)	(3.57)
Year Ended June 30, 2018	55.64	0.33		7.59	7.92	(0.27)	(2.87)	(3.14)
September 9, 2016 (i) through June 30, 2017	49.28	0.23		7.63	7.86	(0.25)	(1.25)	(1.50)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$45.69	(4.11)%	$653,887	1.26%	0.25%		1.27%	23%
50.05	2.82	791,846	1.23	0.24		1.25	23
52.43	14.33	1,095,395	1.24	0.19		1.26	17
48.63	20.14	1,135,394	1.29	0.24		1.35	21
41.68	1.10	736,629	1.29	0.31	(f)	1.38	32

32.42	(4.56)	80,258	1.74	(0.24)		1.75	23
36.25	2.31	111,453	1.73	(0.25)		1.75	23
39.12	13.76	143,030	1.74	(0.32)		1.76	17
37.07	19.53	171,352	1.79	(0.25)		1.84	21
32.21	0.63	70,176	1.79	(0.20	)(f)	1.85	32

53.70	(3.83)	3,240,725	0.98	0.54		0.99	23
58.34	3.05	2,720,056	0.98	0.51		1.00	23
60.52	14.61	2,868,739	0.98	0.45		1.00	17
55.69	20.50	2,722,213	0.99	0.54		1.07	21
47.50	1.41	1,261,772	0.99	0.54	(f)	1.14	32

44.70	(4.32)	6,746	1.49	0.02		1.52	23
48.98	2.56	9,718	1.48	0.00	(h)	1.52	23
51.44	14.02	12,133	1.49	(0.06)		1.52	17
47.81	19.85	13,078	1.53	0.00	(h)	1.73	21
41.08	0.85	5,313	1.54	0.03	(f)	1.72	32

45.38	(4.08)	2,948	1.24	0.28		1.24	23
49.73	2.79	2,597	1.23	0.26		1.25	23
52.13	14.33	2,542	1.23	0.24		1.30	17
48.54	15.92	104	1.24	0.32		1.36	21

53.63	(3.83)	449	0.98	0.53		1.01	23
58.26	3.05	475	0.98	0.50		1.03	23
60.42	14.61	624	0.98	0.57		1.07	17
55.64	16.14	60	0.99	0.55		1.14	21

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund (continued)
Class R5
Year Ended June 30, 2020	$58.51	$0.40		$(2.30)	$(1.90)	$(0.35)	$(2.38)	$(2.73)
Year Ended June 30, 2019	60.69	0.41		1.11	1.52	(0.31)	(3.39)	(3.70)
Year Ended June 30, 2018	55.84	0.37		7.70	8.07	(0.35)	(2.87)	(3.22)
Year Ended June 30, 2017	47.57	0.36		9.42	9.78	(0.26)	(1.25)	(1.51)
Year Ended June 30, 2016	50.43	0.36	(f)	0.15	0.51	(0.30)	(3.07)	(3.37)

Class R6
Year Ended June 30, 2020	58.50	0.44		(2.30)	(1.86)	(0.39)	(2.38)	(2.77)
Year Ended June 30, 2019	60.68	0.44		1.11	1.55	(0.34)	(3.39)	(3.73)
Year Ended June 30, 2018	55.83	0.41		7.69	8.10	(0.38)	(2.87)	(3.25)
Year Ended June 30, 2017	47.57	0.46		9.34	9.80	(0.29)	(1.25)	(1.54)
May 31, 2016 (i) through June 30, 2016	47.04	0.06	(f)	0.47	0.53	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$53.88	(3.65)%	$984,863	0.80%	0.71%		0.84%	23%
58.51	3.26	1,214,075	0.79	0.70		0.85	23
60.69	14.83	1,255,251	0.79	0.64		0.85	17
55.84	20.74	1,267,593	0.79	0.68		0.86	21
47.57	1.62	1,349,107	0.79	0.78	(f)	0.86	32

53.87	(3.60)	1,625,610	0.74	0.78		0.74	23
58.50	3.33	1,425,704	0.73	0.76		0.75	23
60.68	14.89	1,450,525	0.73	0.71		0.75	17
55.83	20.80	978,649	0.74	0.85		0.76	21
47.57	1.13	25,933	0.73	1.60	(f)	0.75	32

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund
Class A
Year Ended June 30, 2020	$17.00	$(0.11)		$2.88	$2.77	$—	$(1.07)	$(1.07)
Year Ended June 30, 2019	18.45	(0.11)		0.67	0.56	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.81	(0.14	)(f)	5.11	4.97	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.43	(0.10)		3.94	3.84	—	(0.46)	(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	—	(1.04)	(1.04)

Class C
Year Ended June 30, 2020	11.78	(0.13)		1.95	1.82	—	(1.07)	(1.07)
Year Ended June 30, 2019	13.55	(0.14)		0.38	0.24	—	(2.01)	(2.01)
Year Ended June 30, 2018	11.23	(0.16	)(f)	3.81	3.65	—	(1.33)	(1.33)
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	—	(0.46)	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	—	(1.04)	(1.04)

Class I
Year Ended June 30, 2020	19.05	(0.07)		3.24	3.17	(0.01)	(1.07)	(1.08)
Year Ended June 30, 2019	20.35	(0.08)		0.79	0.71	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.18	(0.11	)(f)	5.61	5.50	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	—	(0.46)	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	—	(1.04)	(1.04)

Class L
Year Ended June 30, 2020	19.71	(0.04)		3.36	3.32	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	20.95	(0.05)		0.82	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.08	)(f)	5.76	5.68	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	—	(0.46)	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	—	(1.04)	(1.04)

Class R2
Year Ended June 30, 2020	16.31	(0.14)		2.75	2.61	—	(1.07)	(1.07)
Year Ended June 30, 2019	17.84	(0.15)		0.63	0.48	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.39	(0.17	)(f)	4.95	4.78	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	—	(0.46)	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	—	(1.04)	(1.04)

Class R3
Year Ended June 30, 2020	17.00	(0.11)		2.87	2.76	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.45	(0.10)		0.66	0.56	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.13	)(f)	4.74	4.61	—	(1.33)	(1.33)

Class R4
Year Ended June 30, 2020	17.09	(0.06)		2.90	2.84	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.50	(0.07)		0.67	0.60	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.09	)(f)	4.75	4.66	—	(1.33)	(1.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.70	16.92%	$500,357	1.24%	(0.63)%		1.27%	51%
17.00	5.08	400,127	1.24	(0.68)		1.27	58
18.45	35.14	337,933	1.24	(0.83	)(f)	1.29	58
14.81	34.36	196,403	1.24	(0.75)		1.40	42
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47

12.53	16.32	62,434	1.74	(1.13)		1.77	51
11.78	4.51	58,288	1.74	(1.17)		1.77	58
13.55	34.56	43,116	1.74	(1.32	)(f)	1.77	58
11.23	33.51	20,352	1.74	(1.25)		1.85	42
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47

21.14	17.19	466,094	0.99	(0.37)		1.01	51
19.05	5.36	289,094	0.99	(0.43)		1.02	58
20.35	35.45	268,082	0.99	(0.57	)(f)	1.02	58
16.18	34.69	110,644	1.00	(0.50)		1.12	42
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47

21.93	17.40	735,649	0.84	(0.23)		0.86	51
19.71	5.51	568,539	0.84	(0.27)		0.86	58
20.95	35.65	434,286	0.84	(0.43	)(f)	0.86	58
16.60	34.82	360,044	0.85	(0.35)		0.93	42
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47

17.85	16.64	24,496	1.49	(0.88)		1.52	51
16.31	4.79	26,011	1.49	(0.94)		1.52	58
17.84	34.83	31,569	1.49	(1.08	)(f)	1.52	58
14.39	33.96	23,569	1.49	(1.00)		1.70	42
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47

18.66	16.86	5,217	1.24	(0.63)		1.29	51
17.00	5.08	1,072	1.24	(0.63)		1.37	58
18.45	31.93	446	1.23	(0.80	)(f)	1.28	58

18.83	17.25	2,821	0.99	(0.38)		1.04	51
17.09	5.30	1,336	0.99	(0.39)		1.01	58
18.50	32.28	726	0.99	(0.53	)(f)	1.17	58

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund (continued)
Class R5
Year Ended June 30, 2020	$19.72	$(0.04)		$3.36	$3.32	$(0.02)	$(1.07)	$(1.09)
Year Ended June 30, 2019	20.96	(0.07)		0.84	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.07	)(f)	5.76	5.69	—	(1.33)	(1.33)
September 9, 2016 (g) through June 30, 2017	13.75	(0.04)		3.35	3.31	—	(0.46)	(0.46)

Class R6
Year Ended June 30, 2020	19.95	(0.02)		3.40	3.38	(0.05)	(1.07)	(1.12)
Year Ended June 30, 2019	21.16	(0.03)		0.83	0.80	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.73	(0.06	)(f)	5.82	5.76	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	—	(0.46)	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	—	(1.04)	(1.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.95	17.37%	$22,261	0.84%	(0.23)%		0.86%	51%
19.72	5.50	13,817	0.84	(0.34)		0.86	58
20.96	35.71	28,656	0.84	(0.37	)(f)	0.88	58
16.60	24.72	1,186	0.82	(0.31)		0.84	42

22.21	17.49	2,140,824	0.74	(0.12)		0.76	51
19.95	5.60	1,518,382	0.74	(0.16)		0.76	58
21.16	35.86	1,045,098	0.74	(0.32	)(f)	0.76	58
16.73	34.99	603,730	0.75	(0.25)		0.76	42
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Year Ended June 30, 2020	$23.65	$0.16		$(3.82)	$(3.66)	$(0.18)	$(1.33)	$(1.51)
Year Ended June 30, 2019	30.42	0.21		(3.28)	(3.07)	(0.24)	(3.46)	(3.70)
Year Ended June 30, 2018	29.18	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2017	24.64	0.11	(f)	4.58	4.69	(0.13)	(0.02)	(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)

Class C
Year Ended June 30, 2020	18.90	0.04		(2.97)	(2.93)	(0.12)	(1.33)	(1.45)
Year Ended June 30, 2019	25.21	0.07		(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Year Ended June 30, 2018	24.55	0.04	(f)	2.50	2.54	(0.14)	(1.74)	(1.88)
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)

Class I
Year Ended June 30, 2020	25.32	0.23		(4.11)	(3.88)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2019	32.25	0.31		(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.80	0.30	(f)	3.18	3.48	(0.29)	(1.74)	(2.03)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)

Class R2
Year Ended June 30, 2020	23.37	0.11		(3.77)	(3.66)	(0.13)	(1.33)	(1.46)
Year Ended June 30, 2019	30.13	0.15		(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Year Ended June 30, 2018	28.94	0.12	(f)	2.98	3.10	(0.17)	(1.74)	(1.91)
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)

Class R3
Year Ended June 30, 2020	23.61	0.16		(3.81)	(3.65)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.38	0.23		(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Year Ended June 30, 2018	29.14	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
September 9, 2016 (g) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

Class R4
Year Ended June 30, 2020	25.28	0.19		(4.06)	(3.87)	(0.20)	(1.33)	(1.53)
Year Ended June 30, 2019	32.21	0.30		(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.77	0.32	(f)	3.14	3.46	(0.28)	(1.74)	(2.02)
September 9, 2016 (g) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Year Ended June 30, 2020	25.34	0.26		(4.11)	(3.85)	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2019	32.26	0.34		(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Year Ended June 30, 2018	30.80	0.35	(f)	3.17	3.52	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)

Class R6
Year Ended June 30, 2020	25.38	0.29		(4.13)	(3.84)	(0.29)	(1.33)	(1.62)
Year Ended June 30, 2019	32.30	0.38		(3.49)	(3.11)	(0.35)	(3.46)	(3.81)
Year Ended June 30, 2018	30.83	0.38	(f)	3.18	3.56	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.48	(16.78)%	$123,496	1.25%	0.74%		1.27%	42%
23.65	(9.73)	193,505	1.24	0.80		1.26	60
30.42	11.41	336,054	1.24	0.67	(f)	1.30	39
29.18	19.01	518,464	1.24	0.39	(f)	1.44	41
24.64	(2.54)	551,313	1.25	0.69		1.53	46

14.52	(17.14)	9,340	1.74	0.23		1.78	42
18.90	(10.18)	18,088	1.74	0.33		1.77	60
25.21	10.80	25,885	1.75	0.14	(f)	1.78	39
24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41
20.82	(3.12)	41,161	1.86	0.07		1.94	46

19.88	(16.55)	131,992	0.99	0.98		1.01	42
25.32	(9.49)	287,014	0.99	1.10		1.01	60
32.25	11.70	336,366	0.99	0.96	(f)	1.01	39
30.80	19.30	344,875	0.99	0.67	(f)	1.11	41
25.97	(2.28)	263,436	1.00	0.88		1.18	46

18.25	(16.96)	25,034	1.49	0.51		1.57	42
23.37	(9.94)	36,276	1.49	0.60		1.58	60
30.13	11.12	45,300	1.52	0.41	(f)	1.63	39
28.94	18.68	60,282	1.52	0.14	(f)	1.75	41
24.48	(2.78)	47,309	1.50	0.45		1.91	46

18.45	(16.77)	10,384	1.24	0.76		1.29	42
23.61	(9.72)	14,854	1.24	0.89		1.28	60
30.38	11.42	12,948	1.25	0.67	(f)	1.29	39
29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

19.88	(16.52)	464	0.99	0.92		1.16	42
25.28	(9.51)	436	0.99	1.10		1.04	60
32.21	11.65	102	1.01	1.03	(f)	1.27	39
30.77	13.44	39	1.06	0.75	(f)	1.10	41

19.89	(16.44)	30,637	0.85	1.11		0.87	42
25.34	(9.35)	69,857	0.84	1.21		0.86	60
32.26	11.85	131,506	0.84	1.11	(f)	0.87	39
30.80	19.43	130,338	0.88	0.77	(f)	0.89	41
25.97	(2.21)	96,674	0.90	1.04		0.93	46

19.92	(16.37)	624,226	0.75	1.24		0.76	42
25.38	(9.25)	933,252	0.74	1.36		0.76	60
32.30	11.97	1,040,121	0.74	1.21	(f)	0.76	39
30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41
25.99	(2.07)	753,439	0.77	1.21		0.77	46

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Year Ended June 30, 2020	$15.96	$0.03		$(1.10)	$(1.07)	$(0.04)	$(0.01)	$(0.05)
Year Ended June 30, 2019	19.60	0.03		(1.81)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	18.10	—	(f)(g)	2.69	2.69	—	(1.19)	(1.19)
Year Ended June 30, 2017	15.09	—	(f)(g)	3.02	3.02	(0.01)	— (f)	(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)	(1.18)	(0.02)	(0.67)	(0.69)

Class C
Year Ended June 30, 2020	15.06	(0.05)		(1.04)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	18.70	(0.06)		(1.72)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.40	(0.09	)(g)	2.58	2.49	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.57	(0.08	)(g)	2.91	2.83	—	— (f)	— (f)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)	(1.22)	—	(0.67)	(0.67)

Class I
Year Ended June 30, 2020	16.40	0.07		(1.12)	(1.05)	(0.09)	(0.01)	(0.10)
Year Ended June 30, 2019	20.05	0.07		(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Year Ended June 30, 2018	18.47	0.05	(g)	2.75	2.80	(0.03)	(1.19)	(1.22)
Year Ended June 30, 2017	15.40	0.04	(g)	3.08	3.12	(0.05)	— (f)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)	(1.16)	(0.06)	(0.67)	(0.73)

Class L
Year Ended June 30, 2020	16.38	0.10		(1.12)	(1.02)	(0.12)	(0.01)	(0.13)
Year Ended June 30, 2019	20.05	0.10		(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Year Ended June 30, 2018	18.46	0.08	(g)	2.76	2.84	(0.06)	(1.19)	(1.25)
Year Ended June 30, 2017	15.39	0.08	(g)	3.08	3.16	(0.09)	— (f)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)	(1.14)	(0.08)	(0.67)	(0.75)

Class R2
Year Ended June 30, 2020	15.58	(0.01)		(1.08)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	19.22	(0.01)		(1.77)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.81	(0.05	)(g)	2.65	2.60	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.88	(0.04	)(g)	2.97	2.93	—	— (f)	— (f)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)	(1.20)	(0.02)	(0.67)	(0.69)

Class R3
Year Ended June 30, 2020	15.87	0.03		(1.10)	(1.07)	(0.05)	(0.01)	(0.06)
Year Ended June 30, 2019	19.50	0.04		(1.81)	(1.77)	— (f)	(1.86)	(1.86)
Year Ended June 30, 2018	18.03	0.01	(g)	2.68	2.69	(0.03)	(1.19)	(1.22)
September 9, 2016 (i) through June 30, 2017	16.02	0.04	(g)	2.04	2.08	(0.07)	— (f)	(0.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$14.84	(6.76)%	$94,883	1.22%	0.18%		1.23%	52%
15.96	(8.77)	136,432	1.22	0.16		1.22	64
19.60	15.40	210,050	1.22	0.00	(g)(h)	1.23	52
18.10	20.04	244,958	1.25	(0.01	)(g)	1.35	53
15.09	(6.86)	226,309	1.26	0.15		1.44	49

13.96	(7.25)	18,297	1.74	(0.34)		1.74	52
15.06	(9.22)	28,451	1.72	(0.35)		1.73	64
18.70	14.85	45,633	1.73	(0.50	)(g)	1.73	52
17.40	19.43	49,946	1.75	(0.51	)(g)	1.85	53
14.57	(7.35)	45,932	1.76	(0.34)		1.91	49

15.25	(6.51)	160,892	0.96	0.44		0.96	52
16.40	(8.49)	273,370	0.96	0.41		0.96	64
20.05	15.73	433,317	0.96	0.27	(g)	0.97	52
18.47	20.29	387,043	1.01	0.25	(g)	1.05	53
15.40	(6.63)	289,631	1.00	0.42		1.11	49

15.23	(6.37)	302,427	0.81	0.60		0.81	52
16.38	(8.42)	433,521	0.81	0.58		0.81	64
20.05	15.95	554,361	0.81	0.42	(g)	0.82	52
18.46	20.50	711,139	0.82	0.43	(g)	0.87	53
15.39	(6.48)	587,279	0.82	0.63		0.90	49

14.48	(7.01)	30,330	1.48	(0.09)		1.49	52
15.58	(8.95)	44,064	1.47	(0.07)		1.49	64
19.22	15.13	49,715	1.48	(0.25	)(g)	1.48	52
17.81	19.70	51,511	1.50	(0.24	)(g)	1.69	53
14.88	(7.09)	34,326	1.51	(0.05)		1.75	49

14.74	(6.78)	22,953	1.21	0.20		1.21	52
15.87	(8.75)	23,887	1.21	0.23		1.21	64
19.50	15.49	17,655	1.21	0.04	(g)	1.21	52
18.03	13.01	9,560	1.23	0.25	(g)	1.24	53

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund (continued)
Class R4
Year Ended June 30, 2020	$16.32	$0.07		$(1.12)	$(1.05)	$(0.10)	$(0.01)	$(0.11)
Year Ended June 30, 2019	19.98	0.08		(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
Year Ended June 30, 2018	18.44	0.05	(g)	2.75	2.80	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.36	0.13	(g)	2.04	2.17	(0.09)	— (f)	(0.09)

Class R5
Year Ended June 30, 2020	16.34	0.09		(1.11)	(1.02)	(0.11)	(0.01)	(0.12)
Year Ended June 30, 2019	20.01	0.11		(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Year Ended June 30, 2018	18.45	0.08	(g)	2.74	2.82	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.35	0.07	(g)	2.13	2.20	(0.10)	— (f)	(0.10)

Class R6
Year Ended June 30, 2020	16.40	0.11		(1.12)	(1.01)	(0.13)	(0.01)	(0.14)
Year Ended June 30, 2019	20.07	0.12		(1.86)	(1.74)	(0.07)	(1.86)	(1.93)
Year Ended June 30, 2018	18.48	0.10	(g)	2.76	2.86	(0.08)	(1.19)	(1.27)
Year Ended June 30, 2017	15.40	0.10	(g)	3.08	3.18	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)	(1.12)	(0.10)	(0.67)	(0.77)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$15.16	(6.55)%	$8,042	0.97%	0.45%		0.98%	52%
16.32	(8.52)	6,313	0.97	0.45		0.98	64
19.98	15.73	5,773	1.01	0.28	(g)	1.04	52
18.44	13.24	794	1.00	0.89	(g)	1.07	53

15.20	(6.36)	6,496	0.81	0.56		0.81	52
16.34	(8.39)	11,770	0.81	0.64		0.81	64
20.01	15.83	6,491	0.85	0.43	(g)	0.86	52
18.45	13.44	145	0.83	0.51	(g)	0.90	53

15.25	(6.27)	255,716	0.71	0.68		0.71	52
16.40	(8.30)	435,139	0.71	0.70		0.72	64
20.07	16.05	455,851	0.71	0.53	(g)	0.72	52
18.48	20.64	296,577	0.72	0.55	(g)	0.72	53
15.40	(6.39)	139,835	0.73	0.71		0.74	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6(1)	JPM I	Diversified
JPMorgan Small Cap Core Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Class R6 commenced operations on July 2, 2018 for JPMorgan Small Cap Blend Fund.

The investment objectives of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Core Fund (“Small Cap Core Fund”) and JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) are to seek capital growth over the long term.

The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.

Class L Shares for the Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Small Cap Blend Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$455,744	$—	$—		$455,744
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	17,254	—	—		17,254
Investment of cash collateral from securities loaned	34,262	—	—		34,262

Total Short-Term Investments	51,516	—	—		51,516

Total Investments in Securities	$507,260	$—	$—	(a)	$507,260

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$375,449	$—	$—		$375,449

Appreciation in Other Financial Instruments
Futures Contracts (b)	$94	$—	$—		$94

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$6,861,797	$—	$—		$6,861,797

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$3,850,582	$—	$—		$3,850,582
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	123,428	—	—		123,428
Investment of cash collateral from securities loaned	317,008	—	—		317,008

Total Short-Term Investments	440,436	—	—		440,436

Total Investments in Securities	$4,291,018	$—	$—	(a)	$4,291,018

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,030,907	$—	$—		$1,030,907

Appreciation in Other Financial Instruments
Futures Contracts (b)	$279	$—	$—		$279

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$888,265	$—	$—		$888,265
Rights	—	—	165		165
Short-Term Investments
Investment Companies	14,420	—	—		14,420
Investment of cash collateral from securities loaned	91,886	—	—		91,886

Total Short-Term Investments	106,306	—	—		106,306

Total Investments in Securities	$994,571	$—	$165		$994,736

Appreciation in Other Financial Instruments
Futures Contracts	$53	$—	$—		$53

(a)	Amount rounds to less than one thousand.
(b)	Please refer to the SOIs for specifics of portfolio holdings.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$33,465	$(33,465)	$—
Small Cap Core Fund	23,895	(23,895)	—
Small Cap Equity Fund	281,563	(281,563)	—
Small Cap Growth Fund	305,026	(305,026)	—
Small Cap Value Fund	67,671	(67,671)	—
U.S. Small Company Fund	89,671	(89,671)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended June 30, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Small Cap Blend Fund	$6
Small Cap Core Fund	5
Small Cap Equity Fund	29
Small Cap Growth Fund	38
Small Cap Value Fund	12
U.S. Small Company Fund	15

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Small Cap Blend Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$12,791	$175,960	$171,507	$5		$5		$17,254	17,239	$169		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	26,008	63,999	62,000	8	*	—	(c)	28,015	28,004	378	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	10,612	173,835	178,200	—		—		6,247	6,247	111	*	—

Total	$49,411	$413,794	$411,707	$13		$5		$51,516		$658		$—

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Small Cap Core Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$47,070	$154,081	$191,976	$1		$1	$9,177	9,169	$217		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	25,006	60,000	64,000	(3	)*	3	21,006	20,998	381	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	7,388	164,866	168,378	—		—	3,876	3,876	91	*	—

Total	$79,464	$378,947	$424,354	$(2)		$4	$34,059		$689		$—

Small Cap Equity Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$254,743	$2,199,097	$2,177,545	$23		$85	$276,403	276,154	$4,684		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	177,054	1,141,000	1,065,000	57	*	(16)	253,095	252,994	3,759	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	39,120	939,358	946,430	—		—	32,048	32,048	521	*	—

Total	$470,917	$4,279,455	$4,188,975	$80		$69	$561,546		$8,964		$—

Small Cap Growth Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$24,541	$1,575,737	$1,476,853	$(31)		$34	$123,428	123,317	$869		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	341,079	1,154,000	1,211,000	55	*	(29)	284,105	283,992	4,553	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	75,263	962,486	1,004,846	—		—	32,903	32,903	638	*	—

Total	$440,883	$3,692,223	$3,692,699	$24		$5	$440,436		$6,060		$—

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

Small Cap Value Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$35,272	$554,491	$574,971	$4		$2	$14,798	14,785	$472		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	70,028	171,000	177,000	3	*	1	64,032	64,006	1,167	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	23,241	325,523	343,168	—		—	5,596	5,596	222	*	—

Total	$128,541	$1,051,014	$1,095,139	$7		$3	$84,426		$1,861		$—

U.S. Small Company Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$38,896	$578,067	$602,551	$9		$(1)	$14,420	14,407	$423		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	106,032	212,001	236,000	5	*	(1)	82,037	82,004	1,387	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	25,260	377,153	392,564	—		—	9,849	9,849	267	*	—

Total	$170,188	$1,167,221	$1,231,115	$14		$(2)	$106,306		$2,077		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds buy futures contracts to invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2020 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$11,104	$24,518	$24,497
Ending Notional Balance Long	4,524	9,480	5,530

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Small Cap Blend Fund
Transfer agency fees	$23	$1	$5	n/a	n/a		n/a		n/a		n/a		$—	(a)	$29
Small Cap Core Fund
Transfer agency fees	4	1	2	n/a	$—	(a)	$—	(a)	$—	(a)	$7		3		17
Small Cap Equity Fund
Transfer agency fees	248	7	65	n/a	2		—	(a)	—	(a)	16		19		357
Small Cap Growth Fund
Transfer agency fees	45	7	19	$8	3		1		1		1		50		135
Small Cap Value Fund
Transfer agency fees	9	3	8	n/a	18		4		—	(a)	5		37		84
U.S. Small Company Fund
Transfer agency fees	18	7	11	12	10		1		1		—	(a)	18		78

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Small Cap Blend Fund	$(7)		$(135)	$142
Small Cap Core Fund	—		812	(812)
Small Cap Equity Fund	—		(4,820)	4,820
Small Cap Growth Fund	25,587		(387)	(25,200)
Small Cap Value Fund	—		(530)	530
U.S. Small Company Fund	—	(a)	(288)	288

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to investments in partnerships, investments in passive foreign investment companies (“PFICs”), non-taxable dividends, redesignation of distributions and tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2020, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	0.50%	0.25%
Small Cap Equity Fund	0.25	0.75	0.50	0.25
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$39	$—	(a)
Small Cap Core Fund	2	—
Small Cap Equity Fund	8	1
Small Cap Growth Fund	113	—	(a)
Small Cap Value Fund	4	—	(a)
U.S. Small Company Fund	3	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Core Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L		Class R2		Class R3		Class R4		Class R5		Class R6
Small Cap Blend Fund	1.24%		1.74%		0.99%		n/a		n/a		n/a		n/a		n/a		0.74%
Small Cap Core Fund	1.24		1.74		0.99		n/a		1.49%		1.24%		0.99%		0.80%		0.74
Small Cap Equity Fund	n/a	(1)	n/a	(1)	0.99		n/a		1.49		n/a	(1)	0.99		0.80		n/a	(1)
Small Cap Growth Fund	1.24		1.74		0.99		n/a	(2)	1.49		1.24		0.99		0.84		0.74
Small Cap Value Fund	n/a	(3)	1.74		0.99		n/a		1.49		1.24		0.99		n/a	(3)	n/a	(3)
U.S. Small Company Fund	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)

(1)

Effective November 1, 2019, the contractual expense limitation for Class A, Class C, Class R3 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.24%, 1.74%, 1.24% and 0.74% for Class A, Class C, Class R3 and Class R6 Shares, respectively.

(2)	Effective November 1, 2019, the contractual expense limitation for Class L Shares expired. Prior to November 1, 2019, the contractual expense limitation was 0.85% for Class L Shares.
(3)

Effective November 1, 2019, the contractual expense limitation for Class A, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.24%, 0.84% and 0.74% for Class A, Class R5 and Class R6 Shares, respectively.

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

(4)

Effective November 1, 2019, the contractual expense limitation for Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.26%, 1.76%, 1.01%, 0.83%, 1.51%, 1.26%, 1.01%, 0.86% and 0.76% for Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

The expense limitation agreements were in effect for the year ended June 30, 2020. The contractual expense limitation percentages are in place until at least October 31, 2020.

For the year ended June 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$133	$89	$29	$251	$—
Small Cap Core Fund	141	94	87	322	3
Small Cap Equity Fund	38	24	559	621	—
Small Cap Growth Fund	303	199	77	579	50
Small Cap Value Fund	59	38	68	165	8
U.S. Small Company Fund	—	—	1	1	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2020 was as follows (amounts in thousands):

Small Cap Blend Fund	$15
Small Cap Core Fund	18
Small Cap Equity Fund	380
Small Cap Growth Fund	74
Small Cap Value Fund	40
U.S. Small Company Fund	35

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2020, the Small Cap Blend Fund, Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund, and U.S. Small Company Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

4. Investment Transactions

During the year ended June 30, 2020, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$308,432	$185,410
Small Cap Core Fund	408,471	429,241
Small Cap Equity Fund	2,002,726	1,413,843
Small Cap Growth Fund	2,053,845	1,604,817
Small Cap Value Fund	518,784	887,719
U.S. Small Company Fund	607,592	932,150

During the year ended June 30, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$472,490	$80,544	$45,774	$34,770
Small Cap Core Fund	371,438	43,505	39,400	4,105
Small Cap Equity Fund	5,155,091	2,037,348	330,642	1,706,706
Small Cap Growth Fund	3,404,804	1,063,769	177,555	886,214
Small Cap Value Fund	1,067,144	134,315	170,273	(35,958)
U.S. Small Company Fund	962,841	156,867	124,920	31,947

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, investments in passive foreign investment companies (“PFICs”) and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$1,416	$11,873	$13,289
Small Cap Core Fund	3,466	16,618	20,084
Small Cap Equity Fund	35,363	286,303	321,666
Small Cap Growth Fund	7,006	166,240	173,246
Small Cap Value Fund	14,435	69,340	83,775
U.S. Small Company Fund	7,802	518	8,320

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$8,571	$50,655	$59,226
Small Cap Core Fund	6,092	18,104	24,196
Small Cap Equity Fund	36,602	374,705	411,307
Small Cap Growth Fund	53,918	194,078	247,996
Small Cap Value Fund	27,972	191,083	219,055
U.S. Small Company Fund	59,623	102,260	161,883

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

92	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

As of June 30, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$1,533	$3,481	$34,770
Small Cap Core Fund	1,782	(2,830)	4,105
Small Cap Equity Fund	11,059	376	1,706,706
Small Cap Growth Fund	13,604	153,370	886,214
Small Cap Value Fund	328	(31,857)	(35,958)
U.S. Small Company Fund	2,145	(251)	31,947

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, investments in passive foreign investment companies (“PFICs”), non-taxable dividends, post-October capital loss deferrals and late year ordinary loss deferrals.

As of June 30, 2020, the following Funds had the following net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward
	Short-Term	Long-Term
Small Cap Core Fund	$2,830	$—
Small Cap Value Fund	31,857	—
U.S. Small Company Fund	251	—

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of Funds’ next taxable year. For the year ended June 30, 2020, the following Funds deferred to July 1, 2020 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Net Capital Losses		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Small Cap Blend Fund	$3,542	$—	$—
Small Cap Core Fund	20,567	5,235	—
Small Cap Equity Fund	63,340	195,533	—
Small Cap Growth Fund	—	—	5,268
Small Cap Value Fund	26,943	—	—
U.S. Small Company Fund	15,756	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at June 30, 2020. Average borrowings from the Facility during the year ended

June 30, 2020 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
U.S. Small Company Fund	$2,818	0.79%	3	$—	(a)

(a)	Amount rounds to less than one thousand.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2020, the Funds had individual shareholder and/or non-affiliated omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	2	63.3%
Small Cap Core Fund	2	54.1
Small Cap Equity Fund	3	44.7
Small Cap Growth Fund	1	17.1
U.S. Small Company Fund	2	32.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

As of June 30, 2020, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Fund as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	17.9%	18.8%

Because the Funds may invest a significant portion of their assets in real estate investment trusts (“REITs”), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is

94	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subscription in-kind

On April 3, 2019, certain shareholders purchased Class R6 Shares of U.S. Small Company Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

Value	Type
$13,799	Subscription in-kind

9. Subsequent Events

On August 11, 2020, the contractual expense limitations for the share classes shown below of the Funds were extended until at least October 31, 2021.

Small Cap Blend Fund: Class A, Class C, Class I & Class R6

Small Cap Core Fund: Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 & Class R6

Small Cap Equity Fund: Class I, Class R2, Class R4 & Class R5

Small Cap Growth Fund: Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 & Class R6

Small Cap Value Fund: Class C, Class I, Class R2, Class R3 & Class R4

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	95

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (four of the funds constituting JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (two of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

96	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	97

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

98	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	99

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

100	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$922.70	$5.93	1.24%
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	920.00	8.31	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class I
Actual	1,000.00	923.60	4.73	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class R6
Actual	1,000.00	924.60	3.54	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74

JPMorgan Small Cap Core Fund
Class A
Actual	1,000.00	820.70	5.61	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	818.70	7.87	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class I
Actual	1,000.00	821.70	4.48	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class R2
Actual	1,000.00	819.60	6.74	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class R3
Actual	1,000.00	820.80	5.61	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	101

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Core Fund (continued)
Class R4
Actual	$1,000.00	$821.80	$4.48	0.99%
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class R5
Actual	1,000.00	822.40	3.62	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80
Class R6
Actual	1,000.00	822.80	3.35	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74

JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	895.70	6.03	1.28
Hypothetical	1,000.00	1,018.50	6.42	1.28
Class C
Actual	1,000.00	893.90	8.19	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class I
Actual	1,000.00	897.10	4.62	0.98
Hypothetical	1,000.00	1,019.99	4.92	0.98
Class R2
Actual	1,000.00	894.90	7.02	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class R3
Actual	1,000.00	896.00	5.80	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class R4
Actual	1,000.00	897.10	4.62	0.98
Hypothetical	1,000.00	1,019.99	4.92	0.98
Class R5
Actual	1,000.00	897.90	3.78	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80
Class R6
Actual	1,000.00	898.10	3.49	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74

JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	1,080.30	6.41	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,077.40	8.99	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class I
Actual	1,000.00	1,081.90	5.12	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class L
Actual	1,000.00	1,082.40	4.35	0.84
Hypothetical	1,000.00	1,020.69	4.22	0.84
Class R2
Actual	1,000.00	1,079.20	7.70	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class R3
Actual	1,000.00	1,079.90	6.41	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24

102	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Growth Fund (continued)
Class R4
Actual	$1,000.00	$1,081.60	$5.12	0.99%
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class R5
Actual	1,000.00	1,082.30	4.35	0.84
Hypothetical	1,000.00	1,020.69	4.22	0.84
Class R6
Actual	1,000.00	1,082.90	3.83	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74

JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	777.70	5.57	1.26
Hypothetical	1,000.00	1,018.60	6.32	1.26
Class C
Actual	1,000.00	776.10	7.68	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class I
Actual	1,000.00	779.20	4.38	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class R2
Actual	1,000.00	777.20	6.58	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class R3
Actual	1,000.00	778.00	5.48	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class R4
Actual	1,000.00	779.20	4.38	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class R5
Actual	1,000.00	779.40	3.80	0.86
Hypothetical	1,000.00	1,020.59	4.32	0.86
Class R6
Actual	1,000.00	779.80	3.36	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76

JPMorgan U.S. Small Company Fund
Class A
Actual	1,000.00	855.30	5.63	1.22
Hypothetical	1,000.00	1,018.80	6.12	1.22
Class C
Actual	1,000.00	853.30	7.97	1.73
Hypothetical	1,000.00	1,016.26	8.67	1.73
Class I
Actual	1,000.00	856.70	4.43	0.96
Hypothetical	1,000.00	1,020.09	4.82	0.96
Class L
Actual	1,000.00	857.10	3.74	0.81
Hypothetical	1,000.00	1,020.84	4.07	0.81
Class R2
Actual	1,000.00	854.30	6.73	1.46
Hypothetical	1,000.00	1,017.60	7.32	1.46
Class R3
Actual	1,000.00	855.50	5.58	1.21
Hypothetical	1,000.00	1,018.85	6.07	1.21

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	103

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Small Company Fund (continued)
Class R4
Actual	$1,000.00	$856.50	$4.43	0.96%
Hypothetical	1,000.00	1,020.09	4.82	0.96
Class R5
Actual	1,000.00	857.30	3.69	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80
Class R6
Actual	1,000.00	858.20	3.28	0.71
Hypothetical	1,000.00	1,021.33	3.57	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

104	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	105

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be pro- vided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2020:

Dividends Received Deduction
JPMorgan Small Cap Blend Fund	100.00%
JPMorgan Small Cap Core Fund	100.00
JPMorgan Small Cap Equity Fund	100.00
JPMorgan Small Cap Growth Fund	100.00
JPMorgan Small Cap Value Fund	100.00
JPMorgan U.S. Small Company Fund	100.00

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Small Cap Blend Fund	$11,889
JPMorgan Small Cap Core Fund	16,618
JPMorgan Small Cap Equity Fund	286,303
JPMorgan Small Cap Growth Fund	191,811
JPMorgan Small Cap Value Fund	69,340
JPMorgan U.S. Small Company Fund	518

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Qualified Dividend Income
JPMorgan Small Cap Blend Fund	$1,416
JPMorgan Small Cap Core Fund	3,466
JPMorgan Small Cap Equity Fund	35,363
JPMorgan Small Cap Growth Fund	7,006
JPMorgan Small Cap Value Fund	14,435
JPMorgan U.S. Small Company Fund	7,802

106	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	AN-SC-620

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2020

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Value Advantage Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.”
— Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

While U.S. equity markets generally outperformed other financial markets in the second half of 2019, global prices for a broad range of assets fell sharply in the first quarter of 2020 as large sectors of global, national and local economies shut down in response to the COVID-19 pandemic. However, equity markets rebounded somewhat in the final three months of the reporting period as stimulus programs from leading central banks and governments took hold and countries in Asia and Europe showed progress in halting the spread of virus.

In late July 2019, the U.S. Federal Reserve (the “Fed”) cut interest rates for the first time in more than a decade as U.S. economic growth showed signs of slowing, even as U.S. unemployment remained at historically low levels. The central bank followed with two more interest rate cuts in September and October 2019. In response to lower rates and improved or stable economic data, equity prices in the U.S. generally rose in the final months of 2019.

Further support for U.S. equity markets came from a “Phase One” trade agreement between the U.S. and China that reduced existing tariffs and headed off the implementation of new tariffs scheduled to take effect December 15, 2019. U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 — the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the Fed’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose. Within U.S. equity markets, large cap stocks generally outperformed mid cap and small cap stocks and growth stocks outperformed value stocks during the reporting period.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	27.87%
Russell 3000 Growth Index	21.94%

Net Assets as of 6/30/2020 (In Thousands)	$10,810,205

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s overweight position and security selection in the consumer discretionary sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and overweight position in the energy sector and its overweight position in the financials sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla, Inc. and Teladoc Health Inc. and its underweight position in Boeing Co. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose amid a faster-than-expected schedule for production of its Model Y vehicles and efficient production output from its Shanghai factory. Shares of Teladoc Health, a provider of online health care services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Boeing, an aircraft and aerospace manufacturer, fell amid investor concerns about the future of its 737 Max aircraft as well as a sharp decline in airline traffic in response to the COVID-19 pandemic.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc., its out-of-Benchmark position in EOG Resources Inc. and its overweight position in Charles Schwab Corp. Shares of Apple, a maker of mobile devices, computers, software and relative services, rose amid better-than-expected earnings growth and positive investor sentiment over the company’s planned launch of new products and upgrades. Shares of EOG Resources, a petroleum and natural gas producer, fell amid a sharp decline in global oil prices in the second half of the reporting period. Shares of Charles Schwab, a financial services provider, fell amid investor concerns about the impact of lower interest rates and a weakening economy on the financial sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	7.6%
2.	Amazon.com, Inc.	7.1
3.	Apple, Inc.	5.5
4.	Alphabet, Inc., Class C	3.9
5.	Tesla, Inc.	2.7
6.	UnitedHealth Group, Inc.	2.5
7.	Mastercard, Inc., Class A	2.3
8.	PayPal Holdings, Inc.	2.1
9.	Home Depot, Inc. (The)	2.0
10.	NVIDIA Corp.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	37.4%
Consumer Discretionary	20.3
Health Care	14.7
Industrials	8.8
Communication Services	8.5
Financials	5.5
Materials	0.9
Short-Term Investments	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge*		21.14%	14.65%	17.60%
Without Sales Charge		27.87	15.89	18.23
CLASS C SHARES	May 1, 2006
With CDSC**		26.20	15.31	17.63
Without CDSC		27.20	15.31	17.63
CLASS I SHARES	May 1, 2006	28.15	16.16	18.48
CLASS R2 SHARES	July 31, 2017	27.48	15.59	17.93
CLASS R3 SHARES	May 31, 2017	27.80	15.89	18.23
CLASS R4 SHARES	May 31, 2017	28.15	16.18	18.52
CLASS R5 SHARES	January 8, 2009	28.32	16.33	18.69
CLASS R6 SHARES	December 23, 2013	28.49	16.47	18.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different to those shown because Class R4 Shares have different expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund and the Russell 3000 Growth

Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.48%
Russell Midcap Index	(2.24)%

Net Assets as of 6/30/2020 (In Thousands)	$1,637,182

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and overweight position in the information technology sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the real estate and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Teladoc Health Inc. and Advanced Micro Devices Inc. and its out-of-Benchmark position in Tesla, Inc. Shares of Teladoc Health, a provider of online health care services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Advanced Micro Devices, a semiconductor manufacturer, rose on growth in revenue and market share during the first half of the reporting period. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose amid a faster-than-expected schedule for production of its Model Y vehicles and efficient production output from its Shanghai factory.

Leading individual detractors from relative performance included the Fund’s overweight positions in Diamondback Energy Inc. and Loews Inc. and its underweight position in Newmont Corp. Shares of Diamondback Energy, a petroleum and natural gas producer operating in U.S. shale formations, fell as global oil prices fell sharply in the second half of the reporting period. Shares of Loews, a holding company operating in the energy, insurance and hotels sectors, fell after the company reported a loss for the first quarter of 2020. Shares of Newmont, a gold mining and processing company not held in the Fund, rose due to increased investor demand for commodity gold amid financial market volatility in response to the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Synopsys, Inc.	1.4%
2.	Ball Corp.	1.2
3.	O’Reilly Automotive, Inc.	1.2
4.	Amphenol Corp., Class A	1.1
5.	Splunk, Inc.	1.0
6.	Keysight Technologies, Inc.	1.0
7.	AMETEK, Inc.	1.0
8.	Tractor Supply Co.	1.0
9.	Spotify Technology SA	1.0
10.	Xcel Energy, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.5%
Industrials	14.0
Financials	13.5
Health Care	13.5
Consumer Discretionary	13.0
Real Estate	6.4
Utilities	5.0
Communication Services	4.2
Materials	3.8
Consumer Staples	2.5
Energy	2.1
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge*		(3.16)%	5.98%	12.23%
Without Sales Charge		2.20	7.13	12.83
CLASS C SHARES	November 2, 2009
With CDSC**		0.71	6.59	12.28
Without CDSC		1.71	6.59	12.28
CLASS I SHARES	January 1, 1997	2.48	7.45	13.20
CLASS R2 SHARES	March 14, 2014	1.96	6.86	12.66
CLASS R5 SHARES	March 14, 2014	2.62	7.58	13.29
CLASS R6 SHARES	March 14, 2014	2.72	7.66	13.34

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from December 31, 2009 to March 13, 2014. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund and the Russell Midcap Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	20.70%
Russell Midcap Growth Index	11.91%

Net Assets as of 6/30/2020 (In Thousands)	$5,481,067

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the information technology sector and its security selection and underweight position in the communications services sector were leading contributors to performance relative to the Benchmark, while the Fund’s overweight position in the materials sector and its security selection in the real estate sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Teladoc Health Inc. and DexCom Inc. and its out-of-Benchmark position in Tesla, Inc. Shares of Teladoc Health, a provider of online health care services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for several consecutive quarters. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose amid a faster-than-expected schedule for production of its Model Y vehicles and efficient production output from its Shanghai factory.

Leading individual detractors from relative performance included the Fund’s underweight positions in DocuSign Inc. and Wayfair Inc., and its out-of-Benchmark position in Concho Resources Inc. Shares of DocuSign, a provider of electronic document services, rose amid increased demand for its services as businesses adopted work-from-home policies in response to the COVID-19 pandemic. Shares of Wayfair, an online retailer of home furnishings, rose after the company reported better-than-expected results for the first quarter of 2020 as consumers increased online purchases during at-home quarantines in response to the COVID-19 pandemic. Shares of Concho Resources, a petroleum and gas producer operating in U.S. shale formations, fell amid a sharp decline in global oil prices during the second half of the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	O’Reilly Automotive, Inc.	2.3%
2.	Splunk, Inc.	1.9
3.	Tractor Supply Co.	1.9
4.	Spotify Technology SA	1.9
5.	Synopsys, Inc.	1.7
6.	Trade Desk, Inc. (The), Class A	1.7
7.	ResMed, Inc.	1.7
8.	Lululemon Athletica, Inc.	1.5
9.	Teladoc Health, Inc.	1.3
10.	Ball Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.3%
Health Care	18.7
Industrials	16.3
Consumer Discretionary	15.8
Financials	6.8
Communication Services	4.7
Materials	1.9
Real Estate	0.5
Short-Term Investments	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		13.97%	10.79%	15.22%
Without Sales Charge		20.30	11.99	15.84
CLASS C SHARES	November 4, 1997
With CDSC**		18.72	11.44	15.26
Without CDSC		19.72	11.44	15.26
CLASS I SHARES	March 2, 1989	20.70	12.35	16.20
CLASS R2 SHARES	June 19, 2009	20.00	11.75	15.63
CLASS R3 SHARES	September 9, 2016	20.30	11.99	15.84
CLASS R4 SHARES	September 9, 2016	20.63	12.28	16.13
CLASS R5 SHARES	November 1, 2011	20.86	12.50	16.34
CLASS R6 SHARES	November 1, 2011	20.91	12.56	16.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund and the Russell Midcap Growth Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Mid-

cap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(13.71)%
Russell Midcap Value Index	(11.81)%

Net Assets as of 6/30/2020 (In Thousands)	$12,714,587

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the real estate and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the utilities and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Newmont Corp. and its overweight positions in Middleby Corp. and Loews Corp.

Shares of Newmont, a gold mining and processing company not held in the Fund, rose due to increased investor demand for commodity gold amid financial market volatility in response to the COVID-19 pandemic. Shares of Middleby, a food service equipment manufacturer, fell amid investor concerns about the business impact of the COVID-19 pandemic as well as lower-than-expected sales for the third quarter of 2019. Shares of Loews, a holding company operating in the energy, insurance and hotels sectors, fell after the company reported a loss for the first quarter of 2020.

Leading individual contributors to relative performance included the Fund’s overweight positions in T. Rowe Price Group Inc., Tiffany & Co. and Synopsys Inc. Shares of T. Rowe Price Group, a provider of mutual funds and other investment services, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2020. Shares of Tiffany, a luxury retailer, rose after the company agreed to a $16.2 billion acquisition by LVMH Moet Hennessey Louis Vuitton SE. Shares of Synopsys, a provider of software and consulting to the semiconductor industry, rose after the company reported better-than-expected earnings and revenue for its fiscal second quarter.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Xcel Energy, Inc.	1.9%
2.	CMS Energy Corp.	1.8
3.	WEC Energy Group, Inc.	1.7
4.	T. Rowe Price Group, Inc.	1.7
5.	Ameriprise Financial, Inc.	1.7
6.	AutoZone, Inc.	1.6
7.	Loews Corp.	1.6
8.	M&T Bank Corp.	1.5
9.	Zimmer Biomet Holdings, Inc.	1.5
10.	Best Buy Co., Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.2%
Real Estate	12.5
Industrials	11.1
Utilities	10.0
Consumer Discretionary	9.7
Health Care	7.7
Information Technology	7.6
Materials	5.6
Consumer Staples	5.0
Energy	4.3
Communication Services	3.5
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		(18.64)%	0.85%	9.13%
Without Sales Charge		(14.13)	1.94	9.73
CLASS C SHARES	April 30, 2001
With CDSC**		(15.55)	1.43	9.17
Without CDSC		(14.55)	1.43	9.17
CLASS I SHARES	October 31, 2001	(13.90)	2.20	10.00
CLASS L SHARES	November 13, 1997	(13.71)	2.44	10.27
CLASS R2 SHARES	November 3, 2008	(14.36)	1.68	9.44
CLASS R3 SHARES	September 9, 2016	(14.13)	1.94	9.73
CLASS R4 SHARES	September 9, 2016	(13.93)	2.19	10.00
CLASS R5 SHARES	September 9, 2016	(13.79)	2.37	10.23
CLASS R6 SHARES	September 9, 2016	(13.70)	2.45	10.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund and the Russell Midcap

Value Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(13.26)%
Russell 3000 Value Index	(9.42)%

Net Assets as of 6/30/2020 (In Thousands) . .	$8,699,919

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and underweight positions in the financials and consumer staples sectors were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the energy and utilities sectors was a leading contributor to leading relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Delta Air Lines Inc., Loews Inc. and Entercom Communications Corp. Shares of Delta Air Lines, a passenger airline, fell as global air travel was restricted in response to the COVID-19 pandemic. Shares of Loews, a holding company operating in the energy, insurance and hotels sectors, fell after the company reported a loss for the first quarter of 2020. Shares of Entercom Communications, a media and entertainment provider, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2020 as its live events business was shuttered in response to the COVID-19 pandemic.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in T. Rowe Price Group Inc., Tiffany & Co. and Morgan Stanley. Shares of T. Rowe Price Group, provider of mutual funds and other investment services, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2020. Shares of Tiffany, a luxury retailer, rose after the company agreed to a $16.2 billion acquisition by LVMH Moet Hennessey Louis Vuitton SE. Shares of Morgan Stanley, a financial services provider, rose amid investor expectations that it would maintain dividend payments to shareholders.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.6%
2.	Berkshire Hathaway, Inc., Class B	2.1
3.	Bristol-Myers Squibb Co.	2.0
4.	PNC Financial Services Group, Inc. (The)	1.9
5.	Loews Corp.	1.9
6.	Verizon Communications, Inc.	1.8
7.	Johnson & Johnson	1.8
8.	Procter & Gamble Co. (The)	1.6
9.	Travelers Cos., Inc. (The)	1.6
10.	Wells Fargo & Co.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.1%
Health Care	11.4
Energy	7.6
Industrials	7.1
Real Estate	6.9
Consumer Discretionary	6.8
Communication Services	6.0
Utilities	5.6
Consumer Staples	5.3
Information Technology	5.2
Materials	4.0
Short-Term Investments	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge*		(18.12)%	1.64%	8.91%
Without Sales Charge		(13.60)	2.74	9.49
CLASS C SHARES	February 28, 2005
With CDSC**		(15.04)	2.22	8.95
Without CDSC		(14.04)	2.22	8.95
CLASS I SHARES	February 28, 2005	(13.39)	3.00	9.76
CLASS L SHARES	February 28, 2005	(13.26)	3.19	10.01
CLASS R2 SHARES	July 31, 2017	(13.82)	2.48	9.22
CLASS R3 SHARES	September 9, 2016	(13.60)	2.73	9.49
CLASS R4 SHARES	September 9, 2016	(13.40)	2.99	9.76
CLASS R5 SHARES	September 9, 2016	(13.25)	3.17	10.00
CLASS R6 SHARES	September 9, 2016	(13.18)	3.25	10.04

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different to those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund and the Russell 3000 Value Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%

Automobiles — 3.5%

Tesla, Inc. * (a)	281	303,639

Thor Industries, Inc. (a)	705	75,085

		378,724

Banks — 1.0%

East West Bancorp, Inc.	866	31,384

First Republic Bank	767	81,243

		112,627

Biotechnology — 5.0%

Alnylam Pharmaceuticals, Inc. *	370	54,781

Amgen, Inc.	872	205,600

Exact Sciences Corp. * (a)	839	72,979

Exelixis, Inc. *	3,059	72,621

Intercept Pharmaceuticals, Inc. * (a)	323	15,473

Regeneron Pharmaceuticals, Inc. *	199	124,042

		545,496

Building Products — 1.2%

Fortune Brands Home & Security, Inc.	1,149	73,474

Trane Technologies plc	601	53,448

		126,922

Capital Markets — 3.6%

BlackRock, Inc.	166	90,556

Blackstone Group, Inc. (The), Class A	776	43,993

Charles Schwab Corp. (The)	2,561	86,407

Nasdaq, Inc.	641	76,580

S&P Global, Inc.	293	96,585

		394,121

Commercial Services & Supplies — 1.5%

Copart, Inc. *	774	64,481

Waste Connections, Inc.	996	93,376

		157,857

Communications Equipment — 0.5%

Arista Networks, Inc. * (a)	234	49,238

Containers & Packaging — 0.9%

Ball Corp.	1,354	94,055

Electrical Equipment — 1.7%

AMETEK, Inc.	778	69,497

Generac Holdings, Inc. *	925	112,836

		182,333

Electronic Equipment, Instruments & Components — 2.1%

Amphenol Corp., Class A	622	59,594

Keysight Technologies, Inc. *	709	71,463

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

Zebra Technologies Corp., Class A *	384	98,197

		229,254

Entertainment — 2.7%

Netflix, Inc. *	289	131,341

Spotify Technology SA * (a)	337	86,937

Take-Two Interactive Software, Inc. *	509	71,024

		289,302

Health Care Equipment & Supplies — 1.8%

DexCom, Inc. *	248	100,365

Intuitive Surgical, Inc. * (a)	165	93,936

		194,301

Health Care Providers & Services — 3.1%

McKesson Corp.	400	61,387

UnitedHealth Group, Inc.	931	274,554

		335,941

Health Care Technology — 0.9%

Teladoc Health, Inc. * (a)	533	101,767

Hotels, Restaurants & Leisure — 0.6%

Las Vegas Sands Corp.	1,398	63,680

Household Durables — 1.2%

Garmin Ltd. (a)	1,355	132,108

Insurance — 1.0%

Progressive Corp. (The)	1,304	104,449

Interactive Media & Services — 5.4%

Alphabet, Inc., Class C *	306	432,464

Facebook, Inc., Class A *	668	151,592

		584,056

Internet & Direct Marketing Retail — 8.4%

Amazon.com, Inc. *	287	792,397

Booking Holdings, Inc. *	70	112,137

		904,534

IT Services — 7.3%

Booz Allen Hamilton Holding Corp. (a)	1,149	89,350

Global Payments, Inc.	806	136,747

Mastercard, Inc., Class A	875	258,688

MongoDB, Inc. * (a)	297	67,170

PayPal Holdings, Inc. *	1,338	233,185

		785,140

Life Sciences Tools & Services — 2.3%

Illumina, Inc. *	215	79,676

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Life Sciences Tools & Services — continued

Mettler-Toledo International, Inc. *	79	64,000

Thermo Fisher Scientific, Inc.	290	105,087

		248,763

Machinery — 2.0%

Ingersoll Rand, Inc. * (a)	1,405	39,502

Nordson Corp. (a)	411	77,883

Stanley Black & Decker, Inc.	733	102,206

		219,591

Media — 0.6%

New York Times Co. (The), Class A (a)	1,608	67,581

Pharmaceuticals — 2.0%

Catalent, Inc. *	1,158	84,875

Jazz Pharmaceuticals plc *	488	53,835

Royalty Pharma plc, Class A *	1,554	75,440

		214,150

Professional Services — 1.4%

FTI Consulting, Inc. * (a)	806	92,383

IHS Markit Ltd.	840	63,444

		155,827

Road & Rail — 1.2%

Lyft, Inc., Class A * (a)	1,355	44,735

Old Dominion Freight Line, Inc.	521	88,383

		133,118

Semiconductors & Semiconductor Equipment — 7.9%

Advanced Micro Devices, Inc. *	2,616	137,610

Enphase Energy, Inc. * (a)	1,820	86,567

Entegris, Inc. (a)	1,234	72,896

Lam Research Corp.	337	108,890

Microchip Technology, Inc. (a)	513	54,055

NVIDIA Corp.	574	218,206

QUALCOMM, Inc.	1,914	174,541

		852,765

Software — 15.3%

Cadence Design Systems, Inc. *	697	66,921

Crowdstrike Holdings, Inc., Class A *	765	76,715

Intuit, Inc.	354	104,939

Medallia, Inc. * (a)	1,097	27,679

Microsoft Corp.	4,183	851,325

ServiceNow, Inc. *	248	100,523

Splunk, Inc. * (a)	543	107,944

Synopsys, Inc. *	476	92,783

Trade Desk, Inc. (The), Class A * (a)	301	122,491

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Zscaler, Inc. * (a)	814	89,082

		1,640,402

Specialty Retail — 6.7%

CarMax, Inc. * (a)	853	76,343

Home Depot, Inc. (The)	898	225,018

National Vision Holdings, Inc. *	1,154	35,233

O’Reilly Automotive, Inc. *	253	106,777

Ross Stores, Inc.	932	79,466

Tractor Supply Co.	1,263	166,497

Ulta Beauty, Inc. *	195	39,667

		729,001

Technology Hardware, Storage & Peripherals — 5.6%

Apple, Inc.	1,665	607,485

Textiles, Apparel & Luxury Goods — 0.5%

Lululemon Athletica, Inc. *	179	55,825

Total Common Stocks (Cost $5,882,056)		10,690,413

Short-Term Investments — 4.1%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $105,359)	105,321	105,416

Investment of Cash Collateral from Securities Loaned — 3.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	302,408	302,529

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	31,490	31,490

Total Investment of Cash Collateral from Securities Loaned (Cost $334,021)		334,019

Total Short-Term Investments (Cost $439,380)		439,435

Total Investments — 103.0% (Cost $6,321,436)		11,129,848
Liabilities in Excess of Other Assets — (3.0)%		(319,643)

NET ASSETS — 100.0%		10,810,205

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $331,253,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%

Aerospace & Defense — 0.3%

HEICO Corp., Class A	69	5,608

Airlines — 0.4%

Southwest Airlines Co.	174	5,936

Auto Components — 0.4%

BorgWarner, Inc.	170	5,986

Automobiles — 0.7%

Tesla, Inc. *	5	5,399

Thor Industries, Inc.	59	6,285

		11,684

Banks — 4.2%

Citizens Financial Group, Inc.	331	8,358

East West Bancorp, Inc.	63	2,300

Fifth Third Bancorp	524	10,102

First Republic Bank	129	13,704

Huntington Bancshares, Inc.	573	5,176

M&T Bank Corp.	118	12,225

Regions Financial Corp.	613	6,822

TCF Financial Corp.	198	5,821

Zions Bancorp NA	131	4,447

		68,955

Beverages — 0.8%

Constellation Brands, Inc., Class A	48	8,329

Keurig Dr Pepper, Inc.	165	4,673

		13,002

Biotechnology — 2.6%

Agios Pharmaceuticals, Inc. *	79	4,217

Alnylam Pharmaceuticals, Inc. *	57	8,387

BioMarin Pharmaceutical, Inc. *	34	4,199

Exact Sciences Corp. *	96	8,388

Exelixis, Inc. *	258	6,130

Intercept Pharmaceuticals, Inc. *	26	1,243

Neurocrine Biosciences, Inc. *	51	6,198

Seattle Genetics, Inc. *	25	4,180

		42,942

Building Products — 1.8%

AZEK Co., Inc. (The) *	94	3,001

Fortune Brands Home & Security, Inc.	227	14,509

Trane Technologies plc	65	5,767

Trex Co., Inc. *	48	6,269

		29,546

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 5.2%

Ameriprise Financial, Inc.	90	13,454

Blackstone Group, Inc. (The), Class A	57	3,207

Charles Schwab Corp. (The)	109	3,684

Evercore, Inc., Class A	54	3,199

MarketAxess Holdings, Inc.	18	9,167

MSCI, Inc.	28	9,368

Nasdaq, Inc.	40	4,737

Northern Trust Corp.	118	9,362

Raymond James Financial, Inc.	135	9,307

S&P Global, Inc.	14	4,459

T. Rowe Price Group, Inc.	107	13,249

TD Ameritrade Holding Corp.	77	2,790

		85,983

Chemicals — 0.6%

Sherwin-Williams Co. (The)	17	9,807

Commercial Services & Supplies — 1.0%

Copart, Inc. *	112	9,367

Waste Connections, Inc.	79	7,448

		16,815

Communications Equipment — 0.7%

Arista Networks, Inc. *	30	6,270

CommScope Holding Co., Inc. *	263	2,190

Motorola Solutions, Inc.	26	3,704

		12,164

Construction Materials — 0.5%

Martin Marietta Materials, Inc.	42	8,591

Consumer Finance — 0.3%

Discover Financial Services	85	4,257

Containers & Packaging — 2.6%

Avery Dennison Corp.	46	5,208

Ball Corp.	280	19,428

Packaging Corp. of America	50	5,022

Silgan Holdings, Inc.	246	7,956

Westrock Co.	203	5,744

		43,358

Distributors — 0.4%

Genuine Parts Co.	67	5,822

Electric Utilities — 2.1%

Edison International	181	9,822

Entergy Corp.	100	9,377

Xcel Energy, Inc.	242	15,097

		34,296

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electrical Equipment — 2.4%

Acuity Brands, Inc.	75	7,205

AMETEK, Inc.	178	15,896

Generac Holdings, Inc. *	77	9,338

Hubbell, Inc.	59	7,372

		39,811

Electronic Equipment, Instruments & Components — 3.9%

Amphenol Corp., Class A	196	18,821

CDW Corp.	76	8,787

Keysight Technologies, Inc. *	161	16,243

SYNNEX Corp.	75	9,005

Zebra Technologies Corp., Class A *	41	10,400

		63,256

Entertainment — 1.5%

Spotify Technology SA *	61	15,732

Take-Two Interactive Software, Inc. *	67	9,293

		25,025

Equity Real Estate Investment Trusts (REITs) — 5.4%

American Campus Communities, Inc.	96	3,359

American Homes 4 Rent, Class A	250	6,738

AvalonBay Communities, Inc.	63	9,733

Boston Properties, Inc.	103	9,331

Brixmor Property Group, Inc.	393	5,041

Essex Property Trust, Inc.	25	5,685

Federal Realty Investment Trust	66	5,666

Host Hotels & Resorts, Inc.	222	2,396

JBG SMITH Properties	114	3,360

Kimco Realty Corp.	379	4,866

Outfront Media, Inc.	235	3,332

Rayonier, Inc.	264	6,541

Regency Centers Corp.	89	4,101

Ventas, Inc.	83	3,028

Vornado Realty Trust	151	5,768

Weyerhaeuser Co.	267	6,003

WP Carey, Inc.	64	4,299

		89,247

Food & Staples Retailing — 0.7%

Kroger Co. (The)	252	8,539

US Foods Holding Corp. *	142	2,797

		11,336

Food Products — 0.5%

Post Holdings, Inc. *	88	7,752

INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — 0.5%

National Fuel Gas Co.	194	8,142

Health Care Equipment & Supplies — 2.7%

Cooper Cos., Inc. (The)	16	4,453

DexCom, Inc. *	16	6,390

Insulet Corp. *	39	7,659

ResMed, Inc.	73	14,024

Zimmer Biomet Holdings, Inc.	101	12,109

		44,635

Health Care Providers & Services — 4.5%

Acadia Healthcare Co., Inc. *	94	2,354

Amedisys, Inc. *	27	5,361

AmerisourceBergen Corp.	106	10,714

Centene Corp. *	83	5,249

Cigna Corp.	45	8,512

Henry Schein, Inc. *	106	6,188

Humana, Inc.	14	5,392

Laboratory Corp. of America Holdings *	70	11,692

McKesson Corp.	64	9,788

Universal Health Services, Inc., Class B	88	8,147

		73,397

Health Care Technology — 1.4%

Teladoc Health, Inc. *	58	11,153

Veeva Systems, Inc., Class A *	47	10,965

		22,118

Hotels, Restaurants & Leisure — 1.1%

Chipotle Mexican Grill, Inc. *	10	10,990

Darden Restaurants, Inc.	22	1,634

Las Vegas Sands Corp.	101	4,609

		17,233

Household Durables — 2.2%

Garmin Ltd.	103	10,083

Helen of Troy Ltd. *	22	4,167

Mohawk Industries, Inc. *	78	7,904

Newell Brands, Inc.	486	7,722

NVR, Inc. *	2	5,406

		35,282

Household Products — 0.5%

Energizer Holdings, Inc.	161	7,641

Industrial Conglomerates — 0.9%

Carlisle Cos., Inc.	125	14,912

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 3.8%

Alleghany Corp.	10	5,094

Hartford Financial Services Group, Inc. (The)	236	9,095

Lincoln National Corp.	110	4,047

Loews Corp.	386	13,251

Marsh & McLennan Cos., Inc.	79	8,510

Progressive Corp. (The)	175	14,013

Selectquote, Inc. *	107	2,718

WR Berkley Corp.	100	5,750

		62,478

Interactive Media & Services — 0.5%

Match Group, Inc. *	76	8,179

Internet & Direct Marketing Retail — 0.6%

Booking Holdings, Inc. *	4	5,892

Expedia Group, Inc.	43	3,551

		9,443

IT Services — 3.5%

Booz Allen Hamilton Holding Corp.	141	10,995

FleetCor Technologies, Inc. *	32	8,049

Global Payments, Inc.	51	8,685

Jack Henry & Associates, Inc.	37	6,870

MongoDB, Inc. *	33	7,379

Okta, Inc. *	52	10,315

Square, Inc., Class A *	44	4,586

		56,879

Leisure Products — 0.3%

Brunswick Corp.	72	4,634

Life Sciences Tools & Services — 0.8%

Illumina, Inc. *	11	4,072

Mettler-Toledo International, Inc. *	10	8,298

		12,370

Machinery — 4.2%

IDEX Corp.	55	8,647

Ingersoll Rand, Inc. *	150	4,221

ITT, Inc.	240	14,077

Lincoln Electric Holdings, Inc.	102	8,623

Middleby Corp. (The) *	102	8,073

Nordson Corp.	43	8,072

Snap-on, Inc.	67	9,270

Stanley Black & Decker, Inc.	58	8,117

		69,100

Media — 2.2%

Discovery, Inc., Class C *	396	7,635

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

DISH Network Corp., Class A *	84	2,909

Liberty Broadband Corp., Class C *	61	7,537

Liberty Media Corp.-Liberty SiriusXM, Class C *	303	10,440

New York Times Co. (The), Class A	159	6,689

		35,210

Multiline Retail — 0.3%

Kohl’s Corp.	141	2,937

Nordstrom, Inc.	115	1,789

		4,726

Multi-Utilities — 2.4%

CMS Energy Corp.	244	14,273

Sempra Energy	92	10,818

WEC Energy Group, Inc.	158	13,855

		38,946

Oil, Gas & Consumable Fuels — 2.1%

Cabot Oil & Gas Corp.	379	6,519

Diamondback Energy, Inc.	263	11,016

EQT Corp.	374	4,452

Equitrans Midstream Corp.	377	3,129

Williams Cos., Inc. (The)	512	9,737

		34,853

Personal Products — 0.1%

Coty, Inc., Class A	293	1,311

Pharmaceuticals — 1.6%

Catalent, Inc. *	89	6,498

Horizon Therapeutics plc *	141	7,848

Jazz Pharmaceuticals plc *	51	5,582

Royalty Pharma plc, Class A *	118	5,705

		25,633

Professional Services — 2.2%

CoStar Group, Inc. *	13	9,094

Equifax, Inc.	50	8,560

FTI Consulting, Inc. *	65	7,498

IHS Markit Ltd.	135	10,211

		35,363

Real Estate Management & Development — 1.0%

CBRE Group, Inc., Class A *	299	13,509

Cushman & Wakefield plc *	200	2,487

		15,996

Road & Rail — 0.8%

Lyft, Inc., Class A *	105	3,464

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Road & Rail — continued

Old Dominion Freight Line, Inc.	55	9,260

		12,724

Semiconductors & Semiconductor Equipment — 4.1%

Advanced Micro Devices, Inc. *	137	7,205

Analog Devices, Inc.	56	6,874

Cree, Inc. *	41	2,409

Enphase Energy, Inc. *	186	8,824

Entegris, Inc.	127	7,511

KLA Corp.	49	9,596

Lam Research Corp.	18	5,903

Microchip Technology, Inc.	87	9,122

Xilinx, Inc.	100	9,860

		67,304

Software — 7.2%

Cadence Design Systems, Inc. *	115	11,026

Coupa Software, Inc. *	21	5,679

Crowdstrike Holdings, Inc., Class A *	91	9,078

HubSpot, Inc. *	29	6,551

Intuit, Inc.	16	4,865

Medallia, Inc. *	86	2,168

RingCentral, Inc., Class A *	38	10,856

ServiceNow, Inc. *	11	4,366

Slack Technologies, Inc., Class A *	121	3,759

Splunk, Inc. *	82	16,357

Synopsys, Inc. *	117	22,851

Trade Desk, Inc. (The), Class A *	35	14,347

Zscaler, Inc. *	68	7,485

		119,388

Specialty Retail — 5.6%

AutoZone, Inc. *	12	13,187

Best Buy Co., Inc.	137	11,945

Burlington Stores, Inc. *	34	6,628

CarMax, Inc. *	75	6,716

Gap, Inc. (The)	379	4,789

National Vision Holdings, Inc. *	145	4,423

O’Reilly Automotive, Inc. *	46	19,353

Ross Stores, Inc.	58	4,903

Tractor Supply Co.	120	15,761

Ulta Beauty, Inc. *	30	6,184

		93,889

Textiles, Apparel & Luxury Goods — 1.4%

Carter’s, Inc.	41	3,281

Lululemon Athletica, Inc. *	40	12,365

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — continued

PVH Corp.	34	1,649

Ralph Lauren Corp.	87	6,315

		23,610

Total Common Stocks (Cost $1,113,790)		1,596,575

Short-Term Investments — 2.5%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b) (Cost $40,601)	40,575	40,612

Total Investments — 100.0% (Cost $1,154,391)		1,637,187
Liabilities in Excess of Other Assets — 0.0% (c)		(5)

NET ASSETS — 100.0%		1,637,182

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%

Aerospace & Defense — 0.7%

HEICO Corp., Class A	466	37,832

Automobiles — 1.4%

Tesla, Inc. *	34	36,282

Thor Industries, Inc. (a)	398	42,417

		78,699

Banks — 1.0%

East West Bancorp, Inc.	428	15,509

First Republic Bank	388	41,113

		56,622

Biotechnology — 5.3%

Agios Pharmaceuticals, Inc. * (a)	532	28,451

Alnylam Pharmaceuticals, Inc. *	382	56,534

BioMarin Pharmaceutical, Inc. *	229	28,282

Exact Sciences Corp. * (a)	651	56,582

Exelixis, Inc. *	1,742	41,350

Intercept Pharmaceuticals, Inc. * (a)	175	8,373

Neurocrine Biosciences, Inc. *	343	41,809

Seattle Genetics, Inc. *	166	28,190

		289,571

Building Products — 2.6%

AZEK Co., Inc. (The) *	635	20,241

Fortune Brands Home & Security, Inc.	644	41,190

Trane Technologies plc	437	38,884

Trex Co., Inc. * (a)	325	42,292

		142,607

Capital Markets — 5.0%

Blackstone Group, Inc. (The), Class A	382	21,644

Charles Schwab Corp. (The)	737	24,860

Evercore, Inc., Class A (a)	367	21,594

MarketAxess Holdings, Inc.	123	61,713

MSCI, Inc.	190	63,260

Nasdaq, Inc. (a)	268	31,970

S&P Global, Inc.	92	30,157

TD Ameritrade Holding Corp.	517	18,824

		274,022

Commercial Services & Supplies — 2.1%

Copart, Inc. *	759	63,185

Waste Connections, Inc.	535	50,205

		113,390

Communications Equipment — 0.8%

Arista Networks, Inc. *	201	42,283

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 2.0%

Avery Dennison Corp.	308	35,117

Ball Corp. (a)	1,075	74,670

		109,787

Electrical Equipment — 2.0%

AMETEK, Inc.	497	44,435

Generac Holdings, Inc. *	517	62,977

		107,412

Electronic Equipment, Instruments & Components — 3.6%

Amphenol Corp., Class A	658	63,037

Keysight Technologies, Inc. *	645	64,993

Zebra Technologies Corp., Class A *	274	70,105

		198,135

Entertainment — 3.1%

Spotify Technology SA *	411	106,013

Take-Two Interactive Software, Inc. *	449	62,639

		168,652

Health Care Equipment & Supplies — 4.0%

Cooper Cos., Inc. (The) (a)	106	30,037

DexCom, Inc. *	107	43,216

Insulet Corp. *	266	51,634

ResMed, Inc.	493	94,618

		219,505

Health Care Providers & Services — 2.8%

Acadia Healthcare Co., Inc. * (a)	632	15,887

Amedisys, Inc. *	182	36,174

Centene Corp. *	557	35,417

McKesson Corp.	431	66,047

		153,525

Health Care Technology — 2.7%

Teladoc Health, Inc. * (a)	394	75,234

Veeva Systems, Inc., Class A *	316	73,972

		149,206

Hotels, Restaurants & Leisure — 1.9%

Chipotle Mexican Grill, Inc. * (a)	71	74,192

Las Vegas Sands Corp.	682	31,076

		105,268

Household Durables — 2.4%

Garmin Ltd.	698	68,029

Helen of Troy Ltd. *	149	28,152

NVR, Inc. *	11	36,172

		132,353

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Industrial Conglomerates — 0.7%

Carlisle Cos., Inc.	314	37,624

Insurance — 1.1%

Progressive Corp. (The)	535	42,827

Selectquote, Inc. *	724	18,329

		61,156

Interactive Media & Services — 1.0%

Match Group, Inc. * (a)	516	55,184

Internet & Direct Marketing Retail — 0.7%

Booking Holdings, Inc. *	25	39,649

IT Services — 6.2%

Booz Allen Hamilton Holding Corp. (a)	953	74,165

FleetCor Technologies, Inc. *	216	54,305

Global Payments, Inc.	346	58,604

MongoDB, Inc. * (a)	220	49,727

Okta, Inc. *	347	69,560

Square, Inc., Class A * (a)	295	30,905

		337,266

Leisure Products — 0.6%

Brunswick Corp. (a)	488	31,262

Life Sciences Tools & Services — 1.5%

Illumina, Inc. *	74	27,582

Mettler-Toledo International, Inc. *	69	55,744

		83,326

Machinery — 3.1%

Ingersoll Rand, Inc. * (a)	1,012	28,464

ITT, Inc.	566	33,259

Nordson Corp. (a)	287	54,485

Stanley Black & Decker, Inc.	393	54,761

		170,969

Media — 0.8%

New York Times Co. (The), Class A (a)	1,073	45,115

Pharmaceuticals — 3.1%

Catalent, Inc. *	598	43,833

Horizon Therapeutics plc *	952	52,934

Jazz Pharmaceuticals plc *	341	37,656

Royalty Pharma plc, Class A *	787	38,209

		172,632

Professional Services — 4.4%

CoStar Group, Inc. *	86	61,260

Equifax, Inc. (a)	336	57,769

FTI Consulting, Inc. * (a)	441	50,551

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — continued

IHS Markit Ltd.	912	68,856

		238,436

Real Estate Management & Development — 0.5%

CBRE Group, Inc., Class A *	572	25,881

Road & Rail — 1.6%

Lyft, Inc., Class A * (a)	708	23,358

Old Dominion Freight Line, Inc.	368	62,401

		85,759

Semiconductors & Semiconductor Equipment — 7.4%

Advanced Micro Devices, Inc. *	924	48,612

Cree, Inc. * (a)	275	16,265

Enphase Energy, Inc. * (a)	1,251	59,510

Entegris, Inc. (a)	858	50,671

KLA Corp.	333	64,723

Lam Research Corp.	123	39,912

Microchip Technology, Inc. (a)	584	61,512

Xilinx, Inc.	676	66,481

		407,686

Software — 13.7%

Cadence Design Systems, Inc. *	775	74,359

Coupa Software, Inc. * (a)	138	38,259

Crowdstrike Holdings, Inc., Class A *	610	61,217

HubSpot, Inc. *	197	44,107

Intuit, Inc.	111	32,877

Medallia, Inc. * (a)	580	14,632

RingCentral, Inc., Class A * (a)	257	73,276

ServiceNow, Inc. *	73	29,437

Slack Technologies, Inc., Class A * (a)	815	25,348

Splunk, Inc. * (a)	555	110,345

Synopsys, Inc. *	498	97,032

Trade Desk, Inc. (The), Class A * (a)	238	96,666

Zscaler, Inc. * (a)	461	50,458

		748,013

Specialty Retail — 7.9%

Burlington Stores, Inc. * (a)	227	44,762

CarMax, Inc. * (a)	506	45,312

National Vision Holdings, Inc. *	977	29,827

O’Reilly Automotive, Inc. *	310	130,508

Ross Stores, Inc.	388	33,038

Tractor Supply Co.	806	106,275

Ulta Beauty, Inc. *	205	41,660

		431,382

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 1.5%

Lululemon Athletica, Inc. *	267	83,400

Total Common Stocks (Cost $3,814,083)		5,433,609

Short-Term Investments — 5.2%

Investment Companies — 0.9%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $51,532)	51,514	51,560

Investment of Cash Collateral from Securities Loaned — 4.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	211,004	211,088

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	24,377	24,377

Total Investment of Cash Collateral from Securities Loaned (Cost $235,466)		235,465

Total Short-Term Investments (Cost $286,998)		287,025

Total Investments — 104.4% (Cost $4,101,081)		5,720,634
Liabilities in Excess of Other Assets — (4.4)%		(239,567)

NET ASSETS — 100.0%		5,481,067

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $231,676,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Airlines — 0.7%

Southwest Airlines Co. (a)	2,689	91,910

Auto Components — 0.8%

BorgWarner, Inc. (a)	2,753	97,171

Banks — 7.6%

Citizens Financial Group, Inc. (a)	5,267	132,928

Fifth Third Bancorp	8,296	159,941

First Republic Bank	1,136	120,452

Huntington Bancshares, Inc.	9,304	84,063

M&T Bank Corp.	1,911	198,692

Regions Financial Corp. (a)	9,757	108,496

TCF Financial Corp.	3,143	92,458

Zions Bancorp NA (a)	2,066	70,231

		967,261

Beverages — 1.6%

Constellation Brands, Inc., Class A	753	131,822

Keurig Dr Pepper, Inc. (a)	2,601	73,863

		205,685

Building Products — 1.0%

Fortune Brands Home & Security, Inc.	2,080	132,979

Capital Markets — 5.7%

Ameriprise Financial, Inc. (a)	1,420	213,086

Northern Trust Corp. (a)	1,868	148,222

Raymond James Financial, Inc.	2,141	147,351

T. Rowe Price Group, Inc.	1,741	215,066

		723,725

Chemicals — 1.2%

Sherwin-Williams Co. (The)	271	156,695

Communications Equipment — 0.7%

CommScope Holding Co., Inc. *	4,142	34,505

Motorola Solutions, Inc.	409	57,353

		91,858

Construction Materials — 1.1%

Martin Marietta Materials, Inc.	658	135,965

Consumer Finance — 0.5%

Discover Financial Services (a)	1,324	66,302

Containers & Packaging — 3.4%

Ball Corp. (a)	1,917	133,240

Packaging Corp. of America (a)	784	78,206

Silgan Holdings, Inc.	3,889	125,958

Westrock Co. (a)	3,214	90,831

		428,235

INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 0.7%

Genuine Parts Co. (a)	1,059	92,051

Electric Utilities — 4.3%

Edison International	2,864	155,547

Entergy Corp.	1,583	148,497

Xcel Energy, Inc. (a)	3,827	239,186

		543,230

Electrical Equipment — 2.9%

Acuity Brands, Inc. (a)	1,165	111,559

AMETEK, Inc.	1,650	147,417

Hubbell, Inc.	911	114,259

		373,235

Electronic Equipment, Instruments & Components — 4.2%

Amphenol Corp., Class A	1,566	150,058

CDW Corp.	1,197	139,095

Keysight Technologies, Inc. * (a)	1,037	104,483

SYNNEX Corp.	1,171	140,242

		533,878

Equity Real Estate Investment Trusts (REITs) — 11.1%

American Campus Communities, Inc. (a)	1,516	52,986

American Homes 4 Rent, Class A	4,020	108,141

AvalonBay Communities, Inc. (a)	1,010	156,210

Boston Properties, Inc.	1,634	147,694

Brixmor Property Group, Inc.	6,165	79,036

Essex Property Trust, Inc. (a)	398	91,246

Federal Realty Investment Trust (a)	1,055	89,861

Host Hotels & Resorts, Inc. (a)	3,437	37,090

JBG SMITH Properties	1,794	53,039

Kimco Realty Corp.	5,985	76,843

Outfront Media, Inc.	3,711	52,578

Rayonier, Inc. (a)	4,174	103,469

Regency Centers Corp.	1,411	64,746

Ventas, Inc. (a)	1,303	47,707

Vornado Realty Trust (a)	2,423	92,583

Weyerhaeuser Co.	4,225	94,902

WP Carey, Inc. (a)	1,032	69,791

		1,417,922

Food & Staples Retailing — 1.4%

Kroger Co. (The)	4,068	137,710

US Foods Holding Corp. *	2,209	43,564

		181,274

Food Products — 1.0%

Post Holdings, Inc. *	1,400	122,707

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Gas Utilities — 1.0%

National Fuel Gas Co. (a)	3,074	128,888

Health Care Equipment & Supplies — 1.5%

Zimmer Biomet Holdings, Inc.	1,607	191,792

Health Care Providers & Services — 6.3%

AmerisourceBergen Corp.	1,701	171,364

Cigna Corp.	718	134,755

Henry Schein, Inc. *	1,693	98,848

Humana, Inc.	215	83,434

Laboratory Corp. of America Holdings * (a)	1,115	185,183

Universal Health Services, Inc., Class B	1,389	128,979

		802,563

Hotels, Restaurants & Leisure — 0.2%

Darden Restaurants, Inc.	336	25,454

Household Durables — 1.9%

Mohawk Industries, Inc. *	1,229	125,027

Newell Brands, Inc. (a)	7,693	122,158

		247,185

Household Products — 1.0%

Energizer Holdings, Inc. (a)	2,546	120,916

Industrial Conglomerates — 1.1%

Carlisle Cos., Inc.	1,214	145,321

Insurance — 6.6%

Alleghany Corp.	165	80,524

Hartford Financial Services Group, Inc. (The)	3,735	143,979

Lincoln National Corp. (a)	1,738	63,925

Loews Corp.	6,121	209,893

Marsh & McLennan Cos., Inc. (a)	1,255	134,730

Progressive Corp. (The)	1,490	119,338

WR Berkley Corp.	1,574	90,186

		842,575

Internet & Direct Marketing Retail — 0.5%

Expedia Group, Inc.	700	57,518

IT Services — 0.9%

Jack Henry & Associates, Inc.	594	109,342

Machinery — 5.4%

IDEX Corp.	866	136,907

ITT, Inc.	2,465	144,810

Lincoln Electric Holdings, Inc. (a)	1,620	136,488

Middleby Corp. (The) * (a)	1,618	127,721

Snap-on, Inc. (a)	1,060	146,755

		692,681

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — 3.6%

Discovery, Inc., Class C *	6,275	120,850

DISH Network Corp., Class A *	1,361	46,975

Liberty Broadband Corp., Class C *	962	119,302

Liberty Media Corp.-Liberty SiriusXM, Class C *	4,809	165,671

		452,798

Mortgage Real Estate Investment Trusts (REITs) — 0.0% (b)

Starwood Property Trust, Inc.	339	5,077

Multiline Retail — 0.6%

Kohl’s Corp.	2,229	46,305

Nordstrom, Inc. (a)	1,817	28,144

		74,449

Multi-Utilities — 4.9%

CMS Energy Corp.	3,870	226,109

Sempra Energy	1,465	171,690

WEC Energy Group, Inc.	2,504	219,500

		617,299

Oil, Gas & Consumable Fuels — 4.3%

Cabot Oil & Gas Corp. (a)	6,006	103,177

Diamondback Energy, Inc. (a)	4,172	174,459

EQT Corp. (a)	5,914	70,380

Equitrans Midstream Corp.	5,941	49,370

Williams Cos., Inc. (The)	7,970	151,586

		548,972

Personal Products — 0.2%

Coty, Inc., Class A	4,579	20,469

Real Estate Management & Development — 1.5%

CBRE Group, Inc., Class A * (a)	3,386	153,093

Cushman & Wakefield plc *	3,204	39,923

		193,016

Semiconductors & Semiconductor Equipment — 0.9%

Analog Devices, Inc.	887	108,743

Software — 1.1%

Synopsys, Inc. *	686	133,762

Specialty Retail — 3.8%

AutoZone, Inc. *	187	210,425

Best Buy Co., Inc. (a)	2,168	189,187

Gap, Inc. (The) (a)	6,147	77,570

		477,182

Textiles, Apparel & Luxury Goods — 1.4%

Carter’s, Inc.	642	51,783

PVH Corp. (a)	535	25,683

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — continued

Ralph Lauren Corp. (a)	1,378	99,896

		177,362

Total Common Stocks (Cost $9,603,853)		12,535,447

Short-Term Investments — 2.8%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d) (Cost $170,132)	170,149	170,302

Investment of Cash Collateral from Securities Loaned — 1.5%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (c) (d)	168,007	168,074

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d)	23,472	23,472

Total Investment of Cash Collateral from Securities Loaned (Cost $191,547)		191,546

Total Short-Term Investments (Cost $361,679)		361,848

Total Investments — 101.4% (Cost $9,965,532)		12,897,295
Liabilities in Excess of Other Assets — (1.4)%		(182,708)

NET ASSETS — 100.0%		12,714,587

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $188,161,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.8%

Aerospace & Defense — 1.6%

General Dynamics Corp.	354	52,909

Raytheon Technologies Corp.	1,342	82,686

		135,595

Airlines — 0.5%

Southwest Airlines Co.	1,319	45,090

Banks — 13.4%

Bank of America Corp.	13,126	311,737

Citigroup, Inc.	2,005	102,432

Citizens Financial Group, Inc.	3,277	82,699

Fifth Third Bancorp	2,059	39,691

First Republic Bank	371	39,287

M&T Bank Corp.	952	98,971

PNC Financial Services Group, Inc. (The)	1,612	169,595

Truist Financial Corp.	2,868	107,680

US Bancorp	2,176	80,106

Wells Fargo & Co.	5,503	140,866

		1,173,064

Beverages — 0.5%

Keurig Dr Pepper, Inc.	1,533	43,525

Biotechnology — 2.1%

AbbVie, Inc.	1,420	139,415

Amgen, Inc.	184	43,327

		182,742

Building Products — 0.4%

Trane Technologies plc	345	30,716

Capital Markets — 4.8%

Charles Schwab Corp. (The)	2,690	90,754

Invesco Ltd. (a)	1,945	20,931

Morgan Stanley	2,809	135,686

Northern Trust Corp.	735	58,295

T. Rowe Price Group, Inc.	879	108,524

		414,190

Chemicals — 0.0% (b)

AdvanSix, Inc. *	261	3,059

Communications Equipment — 1.3%

Cisco Systems, Inc.	1,553	72,455

CommScope Holding Co., Inc. *	4,845	40,359

		112,814

Construction Materials — 1.2%

Martin Marietta Materials, Inc.	498	102,867

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 2.5%

American Express Co. (a)	932	88,764

Capital One Financial Corp.	2,115	132,403

		221,167

Containers & Packaging — 2.8%

Ball Corp.	809	56,201

Graphic Packaging Holding Co.	4,516	63,178

Packaging Corp. of America	742	74,012

Westrock Co.	1,802	50,918

		244,309

Diversified Financial Services — 2.1%

Berkshire Hathaway, Inc., Class B *	1,033	184,312

Diversified Telecommunication Services — 1.8%

Verizon Communications, Inc.	2,895	159,622

Electric Utilities — 5.7%

American Electric Power Co., Inc.	1,498	119,326

Duke Energy Corp.	694	55,442

Edison International	834	45,268

Entergy Corp.	482	45,207

NextEra Energy, Inc.	479	114,943

Xcel Energy, Inc. (a)	1,809	113,041

		493,227

Electronic Equipment, Instruments & Components — 0.5%

Arrow Electronics, Inc. *	664	45,632

Equity Real Estate Investment Trusts (REITs) — 6.2%

American Homes 4 Rent, Class A	2,193	58,996

Boston Properties, Inc.	257	23,255

Brixmor Property Group, Inc.	3,687	47,268

EastGroup Properties, Inc.	280	33,210

Federal Realty Investment Trust	481	40,977

Kimco Realty Corp.	2,706	34,751

Mid-America Apartment Communities, Inc.	660	75,722

Outfront Media, Inc.	1,765	25,013

Public Storage (a)	454	87,080

Rayonier, Inc.	2,481	61,509

Weyerhaeuser Co.	2,171	48,761

		536,542

Food & Staples Retailing — 1.1%

Sysco Corp.	360	19,656

Walgreens Boots Alliance, Inc.	1,872	79,333

		98,989

Food Products — 0.9%

Post Holdings, Inc. *	862	75,490

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — 0.9%

Medtronic plc	859	78,786

Health Care Providers & Services — 2.3%

AmerisourceBergen Corp.	669	67,405

HCA Healthcare, Inc.	318	30,840

UnitedHealth Group, Inc.	351	103,420

		201,665

Hotels, Restaurants & Leisure — 0.4%

Las Vegas Sands Corp.	757	34,492

Household Durables — 0.6%

Newell Brands, Inc.	3,053	48,477

Household Products — 2.6%

Energizer Holdings, Inc. (a)	1,691	80,294

Procter & Gamble Co. (The)	1,187	141,898

		222,192

Industrial Conglomerates — 1.6%

Carlisle Cos., Inc.	375	44,818

Honeywell International, Inc.	642	92,786

		137,604

Insurance — 7.5%

Alleghany Corp.	78	38,298

American International Group, Inc.	1,399	43,618

Chubb Ltd.	596	75,497

CNA Financial Corp.	331	10,642

Fairfax Financial Holdings Ltd. (Canada)	160	49,268

Hartford Financial Services Group, Inc. (The)	1,556	59,994

Loews Corp.	4,815	165,089

Marsh & McLennan Cos., Inc.	599	64,362

Travelers Cos., Inc. (The)	1,243	141,772

		648,540

Internet & Direct Marketing Retail — 0.8%

Booking Holdings, Inc. *	43	67,834

Machinery — 3.1%

Dover Corp.	1,054	101,804

Illinois Tool Works, Inc. (a)	327	57,207

ITT, Inc.	703	41,268

Middleby Corp. (The) *	564	44,491

Otis Worldwide Corp.	446	25,347

		270,117

Media — 3.5%

Charter Communications, Inc., Class A * (a)	164	83,641

Discovery, Inc., Class C *	2,185	42,079

DISH Network Corp., Class A *	1,862	64,255

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

Nexstar Media Group, Inc., Class A (a)	774	64,746

ViacomCBS, Inc. (a)	2,030	47,341

		302,062

Multiline Retail — 0.7%

Kohl’s Corp. (a)	1,701	35,319

Nordstrom, Inc. (a)	1,930	29,896

		65,215

Oil, Gas & Consumable Fuels — 7.7%

Cabot Oil & Gas Corp.	1,881	32,322

Chevron Corp. (a)	1,487	132,675

ConocoPhillips	2,427	102,002

Diamondback Energy, Inc.	731	30,575

EQT Corp. (a)	2,839	33,782

Equitrans Midstream Corp.	5,187	43,105

Kinder Morgan, Inc.	4,716	71,542

Marathon Petroleum Corp. (a)	1,681	62,847

PBF Energy, Inc., Class A	476	4,870

Phillips 66	952	68,455

Williams Cos., Inc. (The)	4,637	88,198

		670,373

Personal Products — 0.2%

Coty, Inc., Class A	4,781	21,372

Pharmaceuticals — 6.1%

Bristol-Myers Squibb Co.	2,958	173,942

Johnson & Johnson	1,132	159,224

Merck & Co., Inc.	1,065	82,391

Pfizer, Inc.	3,648	119,277

		534,834

Real Estate Management & Development — 0.8%

CBRE Group, Inc., Class A *	1,565	70,751

Semiconductors & Semiconductor Equipment — 2.7%

Analog Devices, Inc.	803	98,480

QUALCOMM, Inc.	265	24,192

Texas Instruments, Inc.	856	108,745

		231,417

Software — 0.8%

Microsoft Corp.	344	70,032

Specialty Retail — 3.4%

AutoZone, Inc. *	92	104,074

Best Buy Co., Inc. (a)	775	67,667

Home Depot, Inc. (The)	284	71,250

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Murphy USA, Inc. *	438	49,305

		292,296

Textiles, Apparel & Luxury Goods — 1.0%

Columbia Sportswear Co. (a)	641	51,647

Ralph Lauren Corp.	458	33,192

		84,839

Wireless Telecommunication Services — 0.7%

T-Mobile US, Inc. *	602	62,667

Total Common Stocks (Cost $7,159,860)		8,418,517

	NO. OF RIGHTS (000)

Rights — 0.0% (b)

Media — 0.0% (b)

Media General, Inc., CVR * ‡	2,982	—	(c)

Wireless Telecommunication Services — 0.0% (b)

T-Mobile US, Inc., expiring 7/27/2020 *	279	47

Total Rights (Cost $1,337)		47

	SHARES (000)
Short-Term Investments — 4.0%

Investment Companies — 2.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (d) (e) (Cost $193,831)	193,652	193,827

Investment of Cash Collateral from Securities Loaned — 1.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (d) (e)	139,070	139,126

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (d) (e)	15,136	15,136

Total Investment of Cash Collateral from Securities Loaned (Cost $154,262)		154,262

Total Short-Term Investments (Cost $348,093)		348,089

Total Investments — 100.8% (Cost $7,509,290)		8,766,653
Liabilities in Excess of Other Assets — (0.8)%		(66,734)

NET ASSETS — 100.0%		8,699,919

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $150,467,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund		JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$10,690,413		$1,596,575		$5,433,609
Investments in affiliates, at value	105,416		40,612		51,560
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	334,019		—		235,465
Cash	52		15		22
Receivables:
Due from custodian	89,144		879		13,663
Investment securities sold	47,918		3,343		—
Fund shares sold	12,783		2,381		7,275
Dividends from non-affiliates	937		1,686		940
Dividends from affiliates	1		1		1
Securities lending income (See Note 2.B.)	149		5		430

Total Assets	11,280,832		1,645,497		5,742,965

LIABILITIES:
Payables:
Investment securities purchased	89,144		5,314		16,828
Collateral received on securities loaned (See Note 2.B.)	334,019		—		235,465
Fund shares redeemed	39,626		1,785		5,533
Accrued liabilities:
Investment advisory fees	4,762		779		2,837
Administration fees	652		38		314
Distribution fees	1,002		107		307
Service fees	1,103		152		452
Custodian and accounting fees	73		26		38
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	246		114		124

Total Liabilities	470,627		8,315		261,898

Net Assets	$10,810,205		$1,637,182		$5,481,067

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$5,190,760	$1,029,894	$3,371,965
Total distributable earnings (loss)	5,619,445	607,288	2,109,102

Total Net Assets	$10,810,205	$1,637,182	$5,481,067

Net Assets:
Class A	$2,032,870	$405,857	$1,141,467
Class C	942,512	20,753	86,046
Class I	2,827,894	341,317	1,205,433
Class R2	239	623	39,404
Class R3	1,076	—	42,573
Class R4	17,739	—	11,194
Class R5	133,780	871	519,097
Class R6	4,854,095	867,761	2,435,853

Total	$10,810,205	$1,637,182	$5,481,067

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	80,461	8,598	31,330
Class C	44,002	462	3,169
Class I	107,559	7,100	27,962
Class R2	10	13	988
Class R3	43	—	1,001
Class R4	675	—	260
Class R5	4,967	18	11,848
Class R6	178,744	18,026	55,269

Net Asset Value (a):
Class A — Redemption price per share	$25.27	$47.20	$36.43
Class C — Offering price per share (b)	21.42	44.95	27.15
Class I — Offering and redemption price per share	26.29	48.07	43.11
Class R2 — Offering and redemption price per share	25.05	46.64	39.90
Class R3 — Offering and redemption price per share	25.27	—	42.53
Class R4 — Offering and redemption price per share	26.29	—	43.00
Class R5 — Offering and redemption price per share	26.93	48.11	43.81
Class R6 — Offering and redemption price per share	27.16	48.14	44.07
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.67	$49.82	$38.45

Cost of investments in non-affiliates	$5,882,056	$1,113,790	$3,814,083
Cost of investments in affiliates	105,359	40,601	51,532
Investment securities on loan, at value (See Note 2.B.)	331,253	—	231,676
Cost of investment of cash collateral (See Note 2.B.)	334,021	—	235,466

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$12,535,447	$8,418,564
Investments in affiliates, at value	170,302	193,827
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	191,546	154,262
Cash	—	86
Receivables:
Investment securities sold	66,614	65,136
Fund shares sold	16,937	87,939
Dividends from non-affiliates	24,741	8,458
Dividends from affiliates	2	2
Securities lending income (See Note 2.B.)	62	44

Total Assets	13,005,651	8,928,318

LIABILITIES:
Payables:
Due to custodian	1,064	—
Investment securities purchased	53,270	57,956
Collateral received on securities loaned (See Note 2.B.)	191,546	154,262
Fund shares redeemed	35,493	9,941
Accrued liabilities:
Investment advisory fees	6,807	3,966
Administration fees	672	528
Distribution fees	343	399
Service fees	853	781
Custodian and accounting fees	130	98
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)
Other	885	468

Total Liabilities	291,064	228,399

Net Assets	$12,714,587	$8,699,919

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$8,959,744	$7,359,222
Total distributable earnings (loss)	3,754,843	1,340,697

Total Net Assets	$12,714,587	$8,699,919

Net Assets:
Class A	$1,171,139	$736,715
Class C	84,827	332,229
Class I	2,164,300	2,047,640
Class L	5,976,033	1,593,954
Class R2	59,200	182
Class R3	63,836	1,519
Class R4	24,576	32,555
Class R5	69,110	5,529
Class R6	3,101,566	3,949,596

Total	$12,714,587	$8,699,919

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	37,636	24,951
Class C	2,849	11,307
Class I	68,676	68,927
Class L	187,008	53,606
Class R2	1,995	6
Class R3	2,071	52
Class R4	784	1,101
Class R5	2,166	186
Class R6	97,106	132,936

Net Asset Value (a):
Class A — Redemption price per share	$31.12	$29.53
Class C — Offering price per share (b)	29.77	29.38
Class I — Offering and redemption price per share	31.51	29.71
Class L — Offering and redemption price per share	31.96	29.73
Class R2 — Offering and redemption price per share	29.67	29.31
Class R3 — Offering and redemption price per share	30.83	29.21
Class R4 — Offering and redemption price per share	31.34	29.56
Class R5 — Offering and redemption price per share	31.90	29.67
Class R6 — Offering and redemption price per share	31.94	29.71
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$32.84	$31.17

Cost of investments in non-affiliates	$9,603,853	$7,161,197
Cost of investments in affiliates	170,132	193,831
Investment securities on loan, at value (See Note 2.B.)	188,161	150,467
Cost of investment of cash collateral (See Note 2.B.)	191,547	154,262

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$— (a)	$1
Interest income from affiliates	1	2	— (a)
Dividend income from non-affiliates	68,437	25,839	26,119
Dividend income from affiliates	3,057	1,079	1,973
Income from securities lending (net) (See Note 2.B.)	975	169	1,417

Total investment income	72,472	27,089	29,510

EXPENSES:
Investment advisory fees	52,077	12,606	30,824
Administration fees	6,991	1,455	3,557
Distribution fees:
Class A	4,752	1,140	2,525
Class C	6,118	164	605
Class R2	— (a)	3	192
Class R3	2	—	91
Service fees:
Class A	4,752	1,140	2,525
Class C	2,039	55	202
Class I	5,535	695	2,683
Class R2	— (a)	1	96
Class R3	2	—	91
Class R4	42	—	24
Class R5	118	4	472
Custodian and accounting fees	260	74	137
Interest expense to affiliates	—	— (a)	—
Professional fees	155	78	106
Trustees’ and Chief Compliance Officer’s fees	59	34	43
Printing and mailing costs	483	191	276
Registration and filing fees	312	125	181
Transfer agency fees (See Note 2.E.)	310	57	391
Other	199	38	69

Total expenses	84,206	17,860	45,090

Less fees waived	(1,374)	(2,334)	(1,495)
Less expense reimbursements	(7)	— (a)	(38)

Net expenses	82,825	15,526	43,557

Net investment income (loss)	(10,353)	11,563	(14,047)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,432,143	457,269	659,083
Investments in affiliates	72	20	14

Net realized gain (loss)	1,432,215	457,289	659,097

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	972,027	(437,744)	281,307
Investments in affiliates	20	(3)	2

Change in net unrealized appreciation/depreciation	972,047	(437,747)	281,309

Net realized/unrealized gains (losses)	2,404,262	19,542	940,406

Change in net assets resulting from operations	$2,393,909	$31,105	$926,359

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$2
Interest income from affiliates	—	— (a)
Dividend income from non-affiliates	324,601	262,978
Dividend income from affiliates	6,799	4,895
Income from securities lending (net) (See Note 2.B.)	962	838

Total investment income	332,363	268,713

EXPENSES:
Investment advisory fees	99,765	58,076
Administration fees	10,119	7,592
Distribution fees:
Class A	3,624	2,774
Class C	952	3,429
Class R2	337	1
Class R3	178	4
Service fees:
Class A	3,624	2,774
Class C	317	1,143
Class I	6,118	5,698
Class L	7,702	2,235
Class R2	169	— (a)
Class R3	177	5
Class R4	66	68
Class R5	85	7
Custodian and accounting fees	450	315
Interest expense to affiliates	—	— (a)
Professional fees	234	173
Trustees’ and Chief Compliance Officer’s fees	83	64
Printing and mailing costs	1,099	529
Registration and filing fees	291	326
Transfer agency fees (See Note 2.E.)	692	241
Other	323	145

Total expenses	136,405	85,599

Less fees waived	(7,606)	(1,510)
Less expense reimbursements	(32)	(23)

Net expenses	128,767	84,066

Net investment income (loss)	203,596	184,647

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	860,635	159,216
Investments in affiliates	216	151

Net realized gain (loss)	860,851	159,367

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,168,290)	(1,858,448)
Investments in affiliates	75	(37)

Change in net unrealized appreciation/depreciation	(3,168,215)	(1,858,485)

Net realized/unrealized gains (losses)	(2,307,364)	(1,699,118)

Change in net assets resulting from operations	$(2,103,768)	$(1,514,471)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(10,353)	$(10,145)	$11,563	$20,621
Net realized gain (loss)	1,432,215	629,057	457,289	205,661
Change in net unrealized appreciation/depreciation	972,047	213,962	(437,747)	42,746

Change in net assets resulting from operations	2,393,909	832,874	31,105	269,028

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(176,120)	(137,182)	(38,917)	(41,313)
Class C	(88,186)	(69,324)	(1,879)	(2,590)
Class I	(199,341)	(147,315)	(23,411)	(31,866)
Class R2	(12)	(5)	(49)	(47)
Class R3	(61)	(27)	—	—
Class R4	(1,510)	(957)	—	—
Class R5	(10,297)	(8,804)	(518)	(621)
Class R6	(359,755)	(334,548)	(159,341)	(209,503)

Total distributions to shareholders	(835,282)	(698,162)	(224,115)	(285,940)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(137,511)	562,790	(961,205)	74,601

NET ASSETS:
Change in net assets	1,421,116	697,502	(1,154,215)	57,689
Beginning of period	9,389,089	8,691,587	2,791,397	2,733,708

End of period	$10,810,205	$9,389,089	$1,637,182	$2,791,397

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(14,047)	$(10,571)	$203,596	$262,116
Net realized gain (loss)	659,097	269,037	860,851	854,560
Change in net unrealized appreciation/depreciation	281,309	351,539	(3,168,215)	(449,626)

Change in net assets resulting from operations	926,359	610,005	(2,103,768)	667,050

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(82,704)	(64,068)	(76,720)	(113,824)
Class C	(8,737)	(6,859)	(6,335)	(11,787)
Class I	(75,633)	(66,577)	(133,060)	(180,706)
Class L	—	—	(443,822)	(790,206)
Class R2	(2,939)	(2,466)	(3,525)	(5,220)
Class R3	(2,669)	(1,655)	(3,809)	(4,506)
Class R4	(679)	(921)	(1,419)	(1,721)
Class R5	(33,403)	(18,376)	(4,996)	(5,681)
Class R6	(138,679)	(90,888)	(181,586)	(86,808)

Total distributions to shareholders	(345,443)	(251,810)	(855,272)	(1,200,459)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	341,659	283,053	(1,341,858)	(734,957)

NET ASSETS:
Change in net assets	922,575	641,248	(4,300,898)	(1,268,366)
Beginning of period	4,558,492	3,917,244	17,015,485	18,283,851

End of period	$5,481,067	$4,558,492	$12,714,587	$17,015,485

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$184,647	$207,703
Net realized gain (loss)	159,367	344,698
Change in net unrealized appreciation/depreciation	(1,858,485)	219,801

Change in net assets resulting from operations	(1,514,471)	772,202

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(44,981)	(75,407)
Class C	(16,494)	(31,120)
Class I	(99,554)	(161,614)
Class L	(100,871)	(175,343)
Class R2	(3)	(3)
Class R3	(70)	(123)
Class R4	(1,174)	(1,103)
Class R5	(334)	(451)
Class R6	(204,414)	(263,786)

Total distributions to shareholders	(467,895)	(708,950)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(143,475)	(621,729)

NET ASSETS:
Change in net assets	(2,125,841)	(558,477)
Beginning of period	10,825,760	11,384,237

End of period	$8,699,919	$10,825,760

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$424,450	$403,155	$123,140	$104,599
Distributions reinvested	171,962	134,593	38,873	41,253
Cost of shares redeemed	(690,381)	(459,409)	(176,855)	(96,097)

Change in net assets resulting from Class A capital transactions	$(93,969)	$78,339	$(14,842)	$49,755

Class C
Proceeds from shares issued	$152,886	$156,438	$2,246	$2,104
Distributions reinvested	83,431	66,057	1,879	2,589
Cost of shares redeemed	(200,570)	(164,414)	(5,867)	(7,756)

Change in net assets resulting from Class C capital transactions	$35,747	$58,081	$(1,742)	$(3,063)

Class I
Proceeds from shares issued	$971,337	$749,623	$147,037	$49,175
Distributions reinvested	183,814	135,181	23,288	31,662
Cost of shares redeemed	(804,519)	(558,012)	(114,553)	(100,951)

Change in net assets resulting from Class I capital transactions	$350,632	$326,792	$55,772	$(20,114)

Class R2
Proceeds from shares issued	$157	$44	$391	$65
Distributions reinvested	12	5	42	40
Cost of shares redeemed	(52)	(5)	(313)	(21)

Change in net assets resulting from Class R2 capital transactions	$117	$44	$120	$84

Class R3
Proceeds from shares issued	$501	$184	$—	$—
Distributions reinvested	61	27	—	—
Cost of shares redeemed	(126)	(41)	—	—

Change in net assets resulting from Class R3 capital transactions	$436	$170	$—	$—

Class R4
Proceeds from shares issued	$2,017	$4,852	$—	$—
Distributions reinvested	1,510	957	—	—
Cost of shares redeemed	(4,951)	(2,115)	—	—

Change in net assets resulting from Class R4 capital transactions	$(1,424)	$3,694	$—	$—

Class R5
Proceeds from shares issued	$23,475	$21,008	$674	$62
Distributions reinvested	10,290	8,803	517	621
Cost of shares redeemed	(37,782)	(26,114)	(6,310)	(1,088)

Change in net assets resulting from Class R5 capital transactions	$(4,017)	$3,697	$(5,119)	$(405)

Class R6
Proceeds from shares issued	$1,257,140	$705,912	$348,033	$259,016
Distributions reinvested	358,754	333,918	159,315	209,472
Cost of shares redeemed	(2,040,927)	(947,857)	(302,027)	(420,144)
Redemptions in-kind (See Note 8)	—	—	(1,200,715)	—

Change in net assets resulting from Class R6 capital transactions	$(425,033)	$91,973	$(995,394)	$48,344

Total change in net assets resulting from capital transactions	$(137,511)	$562,790	$(961,205)	$74,601

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	19,559	19,276	2,661	2,159
Reinvested	8,088	7,186	853	952
Redeemed	(30,991)	(22,010)	(3,845)	(1,995)

Change in Class A Shares	(3,344)	4,452	(331)	1,116

Class C
Issued	8,221	8,466	54	45
Reinvested	4,615	4,060	43	63
Redeemed	(10,900)	(9,125)	(133)	(167)

Change in Class C Shares	1,936	3,401	(36)	(59)

Class I
Issued	42,055	34,535	3,117	996
Reinvested	8,317	6,986	501	719
Redeemed	(36,324)	(26,418)	(2,381)	(2,083)

Change in Class I Shares	14,048	15,103	1,237	(368)

Class R2
Issued	8	2	7	1
Reinvested	1	— (a)	1	1
Redeemed	(3)	— (a)	(6)	— (a)

Change in Class R2 Shares	6	2	2	2

Class R3
Issued	26	9	—	—
Reinvested	3	1	—	—
Redeemed	(6)	(2)	—	—

Change in Class R3 Shares	23	8	—	—

Class R4
Issued	90	238	—	—
Reinvested	68	50	—	—
Redeemed	(212)	(96)	—	—

Change in Class R4 Shares	(54)	192	—	—

Class R5
Issued	992	934	14	2
Reinvested	455	446	11	14
Redeemed	(1,630)	(1,188)	(125)	(22)

Change in Class R5 Shares	(183)	192	(100)	(6)

Class R6
Issued	53,895	31,785	7,401	5,236
Reinvested	15,742	16,814	3,444	4,754
Redeemed	(86,443)	(43,117)	(6,434)	(8,527)
Redemptions in-kind (See Note 8)	—	—	(25,455)	—

Change in Class R6 Shares	(16,806)	5,482	(21,044)	1,463

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$143,119	$114,825	$209,763	$232,702
Distributions reinvested	80,011	61,839	69,743	101,729
Cost of shares redeemed	(203,777)	(170,138)	(484,932)	(588,500)

Change in net assets resulting from Class A capital transactions	$19,353	$6,526	$(205,426)	$(254,069)

Class C
Proceeds from shares issued	$11,326	$14,313	$12,682	$18,374
Distributions reinvested	8,149	6,348	5,516	10,374
Cost of shares redeemed	(22,446)	(24,318)	(56,184)	(86,785)

Change in net assets resulting from Class C capital transactions	$(2,971)	$(3,657)	$(37,986)	$(58,037)

Class I
Proceeds from shares issued	$306,997	$238,900	$900,902	$746,983
Distributions reinvested	71,080	63,129	123,076	166,354
Cost of shares redeemed	(382,936)	(444,249)	(1,051,200)	(1,161,145)

Change in net assets resulting from Class I capital transactions	$(4,859)	$(142,220)	$(27,222)	$(247,808)

Class L
Proceeds from shares issued	$—	$—	$1,165,380	$1,602,921
Distributions reinvested	—	—	394,599	713,339
Cost of shares redeemed	—	—	(3,139,666)	(4,636,220)

Change in net assets resulting from Class L capital transactions	$—	$—	$(1,579,687)	$(2,319,960)

Class R2
Proceeds from shares issued	$11,105	$15,230	$15,289	$14,477
Distributions reinvested	2,875	2,347	3,405	4,936
Cost of shares redeemed	(22,776)	(14,882)	(20,258)	(24,713)

Change in net assets resulting from Class R2 capital transactions	$(8,796)	$2,695	$(1,564)	$(5,300)

Class R3
Proceeds from shares issued	$17,057	$8,791	$15,417	$25,594
Distributions reinvested	2,669	1,655	3,652	4,297
Cost of shares redeemed	(11,619)	(9,229)	(14,432)	(17,703)

Change in net assets resulting from Class R3 capital transactions	$8,107	$1,217	$4,637	$12,188

Class R4
Proceeds from shares issued	$3,625	$4,725	$11,128	$11,792
Distributions reinvested	679	921	1,419	1,720
Cost of shares redeemed	(3,668)	(11,309)	(10,446)	(3,466)

Change in net assets resulting from Class R4 capital transactions	$636	$(5,663)	$2,101	$10,046

Class R5
Proceeds from shares issued	$143,113	$199,729	$14,343	$26,423
Distributions reinvested	31,744	17,215	4,992	5,681
Cost of shares redeemed	(169,555)	(109,050)	(29,341)	(19,629)

Change in net assets resulting from Class R5 capital transactions	$5,302	$107,894	$(10,006)	$12,475

Class R6
Proceeds from shares issued	$776,302	$565,276	$1,587,348	$2,480,879
Distributions reinvested	137,892	90,442	174,996	82,670
Cost of shares redeemed	(589,307)	(339,457)	(1,249,049)	(448,041)

Change in net assets resulting from Class R6 capital transactions	$324,887	$316,261	$513,295	$2,115,508

Total change in net assets resulting from capital transactions	$341,659	$283,053	$(1,341,858)	$(734,957)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	4,392	3,765	6,133	6,269
Reinvested	2,499	2,301	1,812	2,966
Redeemed	(6,309)	(5,639)	(14,044)	(15,628)

Change in Class A Shares	582	427	(6,099)	(6,393)

Class C
Issued	461	610	374	538
Reinvested	341	306	150	315
Redeemed	(930)	(1,023)	(1,787)	(2,429)

Change in Class C Shares	(128)	(107)	(1,263)	(1,576)

Class I
Issued	8,021	6,807	28,169	20,189
Reinvested	1,879	2,019	3,157	4,798
Redeemed	(10,235)	(12,716)	(31,853)	(30,988)

Change in Class I Shares	(335)	(3,890)	(527)	(6,001)

Class L
Issued	—	—	34,257	41,784
Reinvested	—	—	9,979	20,337
Redeemed	—	—	(87,974)	(124,718)

Change in Class L Shares	—	—	(43,738)	(62,597)

Class R2
Issued	313	460	458	404
Reinvested	82	80	93	150
Redeemed	(645)	(451)	(599)	(692)

Change in Class R2 Shares	(250)	89	(48)	(138)

Class R3
Issued	447	248	452	680
Reinvested	71	53	96	127
Redeemed	(307)	(267)	(421)	(469)

Change in Class R3 Shares	211	34	127	338

Class R4
Issued	94	134	308	313
Reinvested	18	30	37	50
Redeemed	(96)	(325)	(284)	(92)

Change in Class R4 Shares	16	(161)	61	271

Class R5
Issued	3,638	5,532	392	697
Reinvested	826	544	126	162
Redeemed	(4,377)	(3,055)	(798)	(517)

Change in Class R5 Shares	87	3,021	(280)	342

Class R6
Issued	19,998	15,732	44,485	66,731
Reinvested	3,570	2,842	4,428	2,355
Redeemed	(15,241)	(9,571)	(35,794)	(11,820)

Change in Class R6 Shares	8,327	9,003	13,119	57,266

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$225,893	$232,481
Distributions reinvested	42,378	70,886
Cost of shares redeemed	(562,591)	(426,883)

Change in net assets resulting from Class A capital transactions	$(294,320)	$(123,516)

Class C
Proceeds from shares issued	$31,902	$49,965
Distributions reinvested	14,740	28,077
Cost of shares redeemed	(152,885)	(149,047)

Change in net assets resulting from Class C capital transactions	$(106,243)	$(71,005)

Class I
Proceeds from shares issued	$873,832	$990,121
Distributions reinvested	87,746	145,394
Cost of shares redeemed	(965,662)	(990,428)

Change in net assets resulting from Class I capital transactions	$(4,084)	$145,087

Class L
Proceeds from shares issued	$566,706	$682,284
Distributions reinvested	96,694	161,936
Cost of shares redeemed	(1,203,324)	(1,552,416)

Change in net assets resulting from Class L capital transactions	$(539,924)	$(708,196)

Class R2
Proceeds from shares issued	$128	$33
Distributions reinvested	2	2
Cost of shares redeemed	(23)	(6)

Change in net assets resulting from Class R2 capital transactions	$107	$29

Class R3
Proceeds from shares issued	$359	$1,084
Distributions reinvested	69	109
Cost of shares redeemed	(887)	(69)

Change in net assets resulting from Class R3 capital transactions	$(459)	$1,124

Class R4
Proceeds from shares issued	$23,194	$4,132
Distributions reinvested	1,174	1,103
Cost of shares redeemed	(8,710)	(2,174)

Change in net assets resulting from Class R4 capital transactions	$15,658	$3,061

Class R5
Proceeds from shares issued	$2,112	$2,695
Distributions reinvested	334	451
Cost of shares redeemed	(3,498)	(1,340)

Change in net assets resulting from Class R5 capital transactions	$(1,052)	$1,806

Class R6
Proceeds from shares issued	$2,406,252	$581,176
Distributions reinvested	203,530	263,676
Cost of shares redeemed	(1,822,940)	(714,971)

Change in net assets resulting from Class R6 capital transactions	$786,842	$129,881

Total change in net assets resulting from capital transactions	$(143,475)	$(621,729)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	7,038	6,752
Reinvested	1,145	2,205
Redeemed	(17,957)	(12,282)

Change in Class A Shares	(9,774)	(3,325)

Class C
Issued	966	1,459
Reinvested	401	875
Redeemed	(4,876)	(4,326)

Change in Class C Shares	(3,509)	(1,992)

Class I
Issued	28,338	28,239
Reinvested	2,357	4,502
Redeemed	(30,342)	(28,665)

Change in Class I Shares	353	4,076

Class L
Issued	17,778	19,446
Reinvested	2,596	5,015
Redeemed	(38,762)	(43,889)

Change in Class L Shares	(18,388)	(19,428)

Class R2
Issued	5	1
Reinvested	— (a)	— (a)
Redeemed	(1)	— (a)

Change in Class R2 Shares	4	1

Class R3
Issued	11	31
Reinvested	2	3
Redeemed	(25)	(2)

Change in Class R3 Shares	(12)	32

Class R4
Issued	741	120
Reinvested	32	34
Redeemed	(250)	(62)

Change in Class R4 Shares	523	92

Class R5
Issued	62	77
Reinvested	9	14
Redeemed	(110)	(38)

Change in Class R5 Shares	(39)	53

Class R6
Issued	70,239	16,654
Reinvested	5,469	8,179
Redeemed	(55,634)	(20,665)

Change in Class R6 Shares	20,074	4,168

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Growth Advantage Fund
Class A
Year Ended June 30, 2020	$21.78	$(0.08)	$5.74	$5.66	$(2.17)
Year Ended June 30, 2019	21.73	(0.08)	1.89	1.81	(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	(0.84)
Year Ended June 30, 2017	14.42	(0.09)	3.62	3.53	—
Year Ended June 30, 2016	15.74	(0.08)	(0.71)	(0.79)	(0.53)

Class C
Year Ended June 30, 2020	18.86	(0.16)	4.89	4.73	(2.17)
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	(0.84)
Year Ended June 30, 2017	12.91	(0.15)	3.23	3.08	—
Year Ended June 30, 2016	14.22	(0.14)	(0.64)	(0.78)	(0.53)

Class I
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	(0.84)
Year Ended June 30, 2017	14.75	(0.05)	3.70	3.65	—
Year Ended June 30, 2016	16.06	(0.06)	(0.72)	(0.78)	(0.53)

Class R2
Year Ended June 30, 2020	21.67	(0.13)	5.68	5.55	(2.17)
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	(1.76)
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	(0.84)

Class R3
Year Ended June 30, 2020	21.79	(0.08)	5.73	5.65	(2.17)
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	(0.84)
May 31, 2017 (f) through June 30, 2017	17.85	(0.01)	0.12	0.11	—

Class R4
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	(0.84)
May 31, 2017 (f) through June 30, 2017	18.29	— (g)	0.11	0.11	—

Class R5
Year Ended June 30, 2020	23.00	0.01	6.09	6.10	(2.17)
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	(0.84)
Year Ended June 30, 2017	14.96	(0.03)	3.76	3.73	—
Year Ended June 30, 2016	16.25	(0.03)	(0.73)	(0.76)	(0.53)

Class R6
Year Ended June 30, 2020	23.15	0.03	6.15	6.18	(2.17)
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	(0.84)
Year Ended June 30, 2017	15.00	(0.01)	3.77	3.76	—
Year Ended June 30, 2016	16.27	(0.01)	(0.73)	(0.74)	(0.53)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.27	27.87%	$2,032,870	1.14%	(0.36)%	1.16%	47%
21.78	9.63	1,825,607	1.14	(0.38)	1.25	40
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31
17.95	24.48	1,550,092	1.24	(0.56)	1.32	34
14.42	(5.07)	1,643,136	1.25	(0.55)	1.35	46

21.42	27.20	942,512	1.64	(0.86)	1.66	47
18.86	9.06	793,489	1.64	(0.88)	1.75	40
19.16	25.60	740,817	1.66	(1.07)	1.76	31
15.99	23.86	605,999	1.74	(1.06)	1.82	34
12.91	(5.55)	594,190	1.75	(1.04)	1.85	46

26.29	28.15	2,827,894	0.89	(0.11)	0.90	47
22.53	9.91	2,107,041	0.89	(0.12)	1.00	40
22.36	26.56	1,753,505	0.92	(0.32)	1.00	31
18.40	24.75	1,691,899	1.00	(0.31)	1.04	34
14.75	(4.91)	922,981	1.08	(0.41)	1.09	46

25.05	27.48	239	1.39	(0.59)	1.88	47
21.67	9.36	88	1.39	(0.61)	2.24	40
21.68	22.39	43	1.41	(0.77)	1.59	31

25.27	27.80	1,076	1.14	(0.36)	1.24	47
21.79	9.63	448	1.14	(0.36)	1.40	40
21.74	26.20	266	1.15	(0.53)	1.28	31
17.96	0.62	20	1.25	(0.55)	1.25	34

26.29	28.15	17,739	0.89	(0.11)	0.90	47
22.53	9.91	16,423	0.89	(0.12)	1.00	40
22.36	26.56	12,005	0.88	(0.16)	1.00	31
18.40	0.60	20	0.99	(0.29)	1.00	34

26.93	28.32	133,780	0.74	0.04	0.76	47
23.00	10.05	118,449	0.74	0.02	0.85	40
22.76	26.74	112,830	0.77	(0.18)	0.85	31
18.69	24.93	95,952	0.85	(0.17)	0.88	34
14.96	(4.72)	82,358	0.89	(0.20)	0.90	46

27.16	28.49	4,854,095	0.64	0.14	0.65	47
23.15	10.18	4,527,544	0.64	0.12	0.75	40
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
18.76	25.07	3,153,928	0.74	(0.06)	0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)	0.76	46

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Year Ended June 30, 2020	$50.52	$0.13	$0.78	$0.91	$(0.30)	$(3.93)	$(4.23)
Year Ended June 30, 2019	51.57	0.18	4.04	4.22	(0.13)	(5.14)	(5.27)
Year Ended June 30, 2018	48.53	— (d)	5.89	5.89	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.95	(0.02)	7.02	7.00	(0.05)	(1.37)	(1.42)
Year Ended June 30, 2016	47.12	(0.01)	(2.02)	(2.03)	(0.03)	(2.11)	(2.14)

Class C
Year Ended June 30, 2020	48.32	(0.10)	0.71	0.61	(0.05)	(3.93)	(3.98)
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Year Ended June 30, 2017	41.85	(0.25)	6.82	6.57	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)	(1.97)	(2.20)	—	(2.11)	(2.11)

Class I
Year Ended June 30, 2020	51.35	0.25	0.80	1.05	(0.40)	(3.93)	(4.33)
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2017	43.41	0.14	7.09	7.23	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.47	0.11	(1.99)	(1.88)	(0.07)	(2.11)	(2.18)

Class R2
Year Ended June 30, 2020	49.96	0.01	0.76	0.77	(0.16)	(3.93)	(4.09)
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.75	(0.14)	6.98	6.84	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)	(1.99)	(2.12)	—	(2.11)	(2.11)

Class R5
Year Ended June 30, 2020	51.37	0.30	0.83	1.13	(0.46)	(3.93)	(4.39)
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
Year Ended June 30, 2017	43.43	0.18	7.11	7.29	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	47.49	0.18	(2.03)	(1.85)	(0.10)	(2.11)	(2.21)

Class R6
Year Ended June 30, 2020	51.41	0.37	0.81	1.18	(0.52)	(3.93)	(4.45)
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2017	43.44	0.21	7.09	7.30	(0.19)	(1.37)	(1.56)
Year Ended June 30, 2016	47.49	0.20	(2.02)	(1.82)	(0.12)	(2.11)	(2.23)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$47.20	2.20%	$405,857	1.14%	0.28%	1.26%	49%
50.52	9.92	451,118	1.13	0.37	1.26	34
51.57	12.37	402,897	1.17	0.01	1.25	31
48.53	16.61	378,055	1.24	(0.05)	1.37	38
42.95	(4.17)	335,424	1.25	(0.03)	1.43	39

44.95	1.69	20,753	1.64	(0.23)	1.76	49
48.32	9.37	24,071	1.63	(0.09)	1.76	34
49.66	11.83	27,666	1.67	(0.50)	1.76	31
47.05	16.01	30,596	1.74	(0.56)	1.92	38
41.85	(4.64)	32,045	1.75	(0.54)	1.96	39

48.07	2.46	341,317	0.89	0.53	1.01	49
51.35	10.20	301,071	0.88	0.65	1.00	34
52.32	12.68	326,026	0.89	0.26	1.00	31
49.13	17.01	778,378	0.89	0.30	1.08	38
43.41	(3.81)	622,440	0.90	0.25	1.20	39

46.64	1.96	623	1.39	0.03	1.55	49
49.96	9.63	524	1.38	0.10	1.57	34
51.08	12.09	443	1.43	(0.28)	1.57	31
48.21	16.30	600	1.49	(0.31)	1.69	38
42.75	(4.38)	688	1.50	(0.30)	1.81	39

48.11	2.62	871	0.74	0.61	0.86	49
51.37	10.37	6,073	0.73	0.81	0.86	34
52.35	12.83	6,499	0.75	0.47	0.85	31
49.17	17.14	1,804	0.79	0.40	0.87	38
43.43	(3.73)	2,840	0.80	0.42	0.91	39

48.14	2.72	867,761	0.64	0.75	0.76	49
51.41	10.48	2,008,540	0.63	0.87	0.75	34
52.39	12.93	1,970,177	0.67	0.51	0.75	31
49.18	17.18	1,619,045	0.74	0.45	0.75	38
43.44	(3.66)	1,370,912	0.74	0.46	0.77	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Mid Cap Growth Fund
Class A
Year Ended June 30, 2020	$32.94	$(0.20)	$6.50	$6.30	$(2.81)
Year Ended June 30, 2019	30.84	(0.17)	4.42	4.25	(2.15)
Year Ended June 30, 2018	27.99	(0.19)	5.18	4.99	(2.14)
Year Ended June 30, 2017	23.43	(0.14)	4.71	4.57	(0.01)
Year Ended June 30, 2016	27.71	(0.15)	(2.67)	(2.82)	(1.46)

Class C
Year Ended June 30, 2020	25.34	(0.28)	4.90	4.62	(2.81)
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	(2.15)
Year Ended June 30, 2018	22.64	(0.27)	4.14	3.87	(2.14)
Year Ended June 30, 2017	19.05	(0.22)	3.82	3.60	(0.01)
Year Ended June 30, 2016	22.93	(0.22)	(2.20)	(2.42)	(1.46)

Class I
Year Ended June 30, 2020	38.37	(0.12)	7.67	7.55	(2.81)
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	(2.15)
Year Ended June 30, 2018	31.79	(0.10)	5.89	5.79	(2.14)
Year Ended June 30, 2017	26.52	(0.07)	5.35	5.28	(0.01)
Year Ended June 30, 2016	31.06	(0.09)	(2.99)	(3.08)	(1.46)

Class R2
Year Ended June 30, 2020	35.91	(0.31)	7.11	6.80	(2.81)
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	(2.15)
Year Ended June 30, 2018	30.31	(0.28)	5.60	5.32	(2.14)
Year Ended June 30, 2017	25.41	(0.21)	5.12	4.91	(0.01)
Year Ended June 30, 2016	29.96	(0.18)	(2.91)	(3.09)	(1.46)

Class R3
Year Ended June 30, 2020	38.01	(0.23)	7.56	7.33	(2.81)
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	(2.15)
Year Ended June 30, 2018	31.71	(0.19)	5.85	5.66	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.13)	4.79	4.66	(0.01)

Class R4
Year Ended June 30, 2020	38.30	(0.14)	7.65	7.51	(2.81)
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	(2.15)
Year Ended June 30, 2018	31.77	(0.12)	5.89	5.77	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.06)	4.78	4.72	(0.01)

Class R5
Year Ended June 30, 2020	38.90	(0.06)	7.78	7.72	(2.81)
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	(2.15)
Year Ended June 30, 2018	32.09	(0.06)	5.96	5.90	(2.14)
Year Ended June 30, 2017	26.74	(0.03)	5.39	5.36	(0.01)
Year Ended June 30, 2016	31.26	(0.03)	(3.03)	(3.06)	(1.46)

Class R6
Year Ended June 30, 2020	39.09	(0.04)	7.83	7.79	(2.81)
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	(2.15)
Year Ended June 30, 2018	32.20	(0.04)	5.98	5.94	(2.14)
Year Ended June 30, 2017	26.82	(0.02)	5.41	5.39	(0.01)
Year Ended June 30, 2016	31.33	(0.02)	(3.03)	(3.05)	(1.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$36.43	20.30%	$1,141,467	1.24%	(0.62)%	1.27%	63%
32.94	15.37	1,012,686	1.23	(0.56)	1.28	54
30.84	18.39	934,982	1.23	(0.62)	1.30	56
27.99	19.52	915,226	1.23	(0.56)	1.36	41
23.43	(10.29)	949,148	1.24	(0.59)	1.40	56

27.15	19.72	86,046	1.74	(1.12)	1.75	63
25.34	14.78	83,558	1.73	(1.06)	1.75	54
24.37	17.76	82,939	1.73	(1.12)	1.76	56
22.64	18.92	90,640	1.73	(1.06)	1.85	41
19.05	(10.70)	96,729	1.74	(1.08)	1.90	56

43.11	20.70	1,205,433	0.93	(0.31)	1.00	63
38.37	15.73	1,085,728	0.92	(0.25)	1.00	54
35.44	18.72	1,140,704	0.92	(0.30)	1.00	56
31.79	19.92	1,050,151	0.92	(0.25)	1.08	41
26.52	(10.01)	929,489	0.93	(0.31)	1.13	56

39.90	20.00	39,404	1.49	(0.87)	1.55	63
35.91	15.10	44,453	1.48	(0.81)	1.55	54
33.49	18.06	38,486	1.48	(0.87)	1.57	56
30.31	19.34	35,242	1.42	(0.74)	1.69	41
25.41	(10.42)	32,092	1.40	(0.71)	1.71	56

42.53	20.30	42,573	1.24	(0.61)	1.25	63
38.01	15.38	30,023	1.23	(0.56)	1.25	54
35.23	18.34	26,638	1.23	(0.54)	1.26	56
31.71	17.24	152	1.23	(0.54)	1.42	41

43.00	20.63	11,194	0.99	(0.37)	1.00	63
38.30	15.66	9,343	0.98	(0.31)	1.00	54
35.40	18.66	14,320	0.98	(0.33)	1.01	56
31.77	17.46	129	0.98	(0.23)	1.10	41

43.81	20.86	519,097	0.79	(0.17)	0.85	63
38.90	15.89	457,513	0.78	(0.11)	0.85	54
35.85	18.89	313,336	0.78	(0.16)	0.85	56
32.09	20.06	247,068	0.78	(0.10)	0.89	41
26.74	(9.87)	224,498	0.79	(0.13)	0.91	56

44.07	20.94	2,435,853	0.74	(0.11)	0.75	63
39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
36.00	18.95	1,365,839	0.73	(0.11)	0.76	56
32.20	20.11	749,670	0.73	(0.06)	0.76	41
26.82	(9.82)	619,527	0.73	(0.06)	0.77	56

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Year Ended June 30, 2020	$38.02	$0.33	$(5.35)	$(5.02)	$(0.33)	$(1.55)	$(1.88)
Year Ended June 30, 2019	39.24	0.45	0.87	1.32	(0.38)	(2.16)	(2.54)
Year Ended June 30, 2018	37.80	0.20	2.14	2.34	(0.18)	(0.72)	(0.90)
Year Ended June 30, 2017	35.41	0.17	4.60	4.77	(0.14)	(2.24)	(2.38)
Year Ended June 30, 2016	36.98	0.19	0.33	0.52	(0.14)	(1.95)	(2.09)

Class C
Year Ended June 30, 2020	36.44	0.14	(5.14)	(5.00)	(0.12)	(1.55)	(1.67)
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)	2.07	2.05	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)	4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01	0.32	0.33	—	(1.95)	(1.95)

Class I
Year Ended June 30, 2020	38.48	0.43	(5.42)	(4.99)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30	2.16	2.46	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27	4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28	0.33	0.61	(0.23)	(1.95)	(2.18)

Class L
Year Ended June 30, 2020	38.99	0.52	(5.48)	(4.96)	(0.52)	(1.55)	(2.07)
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40	2.20	2.60	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36	4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37	0.33	0.70	(0.32)	(1.95)	(2.27)

Class R2
Year Ended June 30, 2020	36.35	0.23	(5.11)	(4.88)	(0.25)	(1.55)	(1.80)
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10	2.05	2.15	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07	4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10	0.32	0.42	(0.06)	(1.95)	(2.01)

Class R3
Year Ended June 30, 2020	37.70	0.33	(5.30)	(4.97)	(0.35)	(1.55)	(1.90)
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21	2.11	2.32	(0.30)	(0.72)	(1.02)
September 9, 2016 (f) through June 30, 2017	35.78	0.26	4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
Year Ended June 30, 2020	38.29	0.43	(5.40)	(4.97)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33	2.13	2.46	(0.34)	(0.72)	(1.06)
September 9, 2016 (f) through June 30, 2017	36.18	0.38	4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Year Ended June 30, 2020	38.93	0.49	(5.48)	(4.99)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38	2.17	2.55	(0.35)	(0.72)	(1.07)
September 9, 2016 (f) through June 30, 2017	36.60	0.36	4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Year Ended June 30, 2020	38.97	0.52	(5.47)	(4.95)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43	2.16	2.59	(0.37)	(0.72)	(1.09)
September 9, 2016 (f) through June 30, 2017	36.60	0.32	4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$31.12	(14.13)%	$1,171,139	1.24%	0.93%	1.24%	18%
38.02	4.12	1,662,841	1.23	1.20	1.25	11
39.24	6.20	1,967,162	1.23	0.51	1.26	13
37.80	13.83	2,149,689	1.23	0.45	1.36	23
35.41	1.85	2,302,567	1.24	0.54	1.41	20

29.77	(14.58)	84,827	1.73	0.42	1.74	18
36.44	3.59	149,839	1.73	0.72	1.74	11
37.68	5.65	214,331	1.74	(0.06)	1.75	13
36.35	13.27	452,351	1.74	(0.06)	1.80	23
34.17	1.35	549,619	1.75	0.03	1.83	20

31.51	(13.93)	2,164,300	0.98	1.20	0.99	18
38.48	4.38	2,662,983	0.98	1.41	0.99	11
39.70	6.44	2,985,882	0.98	0.77	1.00	13
38.24	14.15	2,902,646	0.98	0.72	1.07	23
35.79	2.11	2,332,160	0.99	0.80	1.11	20

31.96	(13.71)	5,976,033	0.75	1.41	0.84	18
38.99	4.63	8,996,364	0.74	1.61	0.85	11
40.21	6.73	11,795,588	0.74	1.00	0.86	13
38.70	14.39	12,478,637	0.74	0.96	0.91	23
36.19	2.35	10,313,629	0.75	1.04	0.94	20

29.67	(14.36)	59,200	1.49	0.69	1.50	18
36.35	3.86	74,236	1.49	0.87	1.50	11
37.64	5.93	82,108	1.49	0.26	1.51	13
36.33	13.53	85,287	1.49	0.21	1.65	23
34.14	1.61	66,167	1.50	0.29	1.75	20

30.83	(14.13)	63,836	1.23	0.96	1.24	18
37.70	4.12	73,299	1.24	1.04	1.25	11
38.97	6.17	62,576	1.24	0.55	1.25	13
37.67	12.70	19,262	1.24	0.87	1.35	23

31.34	(13.93)	24,576	0.98	1.21	0.99	18
38.29	4.38	27,681	0.98	1.32	0.99	11
39.56	6.45	17,859	0.99	0.83	1.00	13
38.16	12.89	3,537	0.99	1.26	1.10	23

31.90	(13.79)	69,110	0.83	1.34	0.83	18
38.93	4.52	95,243	0.83	1.50	0.84	11
40.15	6.61	84,457	0.84	0.96	0.85	13
38.67	13.06	30,334	0.84	1.18	1.02	23

31.94	(13.70)	3,101,566	0.73	1.46	0.74	18
38.97	4.63	3,272,999	0.73	1.52	0.74	11
40.19	6.71	1,073,888	0.74	1.08	0.75	13
38.69	13.13	281,269	0.74	1.05	0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Year Ended June 30, 2020	$35.46	$0.49		$(5.04)	$(4.55)	$(0.45)	$(0.93)	$(1.38)
Year Ended June 30, 2019	35.38	0.55		1.68	2.23	(0.46)	(1.69)	(2.15)
Year Ended June 30, 2018	33.40	0.35	(f)	2.26	2.61	(0.28)	(0.35)	(0.63)
Year Ended June 30, 2017	28.66	0.27		4.77	5.04	(0.30)	—	(0.30)
Year Ended June 30, 2016	29.84	0.27		(0.99)	(0.72)	(0.17)	(0.29)	(0.46)

Class C
Year Ended June 30, 2020	35.29	0.32		(5.04)	(4.72)	(0.26)	(0.93)	(1.19)
Year Ended June 30, 2019	35.20	0.38		1.68	2.06	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18	(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11		4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14		(0.99)	(0.85)	(0.06)	(0.29)	(0.35)

Class I
Year Ended June 30, 2020	35.67	0.57		(5.06)	(4.49)	(0.54)	(0.93)	(1.47)
Year Ended June 30, 2019	35.60	0.62		1.70	2.32	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44	(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35		4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33		(0.98)	(0.65)	(0.19)	(0.29)	(0.48)

Class L
Year Ended June 30, 2020	35.69	0.63		(5.07)	(4.44)	(0.59)	(0.93)	(1.52)
Year Ended June 30, 2019	35.62	0.72		1.64	2.36	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50	(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41		4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43		(1.02)	(0.59)	(0.32)	(0.29)	(0.61)

Class R2
Year Ended June 30, 2020	35.24	0.40		(5.01)	(4.61)	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2019	35.22	0.48		1.65	2.13	(0.42)	(1.69)	(2.11)
July 31, 2017 (g) through June 30, 2018	34.04	0.25	(f)	1.64	1.89	(0.36)	(0.35)	(0.71)

Class R3
Year Ended June 30, 2020	35.08	0.48		(4.98)	(4.50)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2019	35.11	0.49		1.71	2.20	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35	(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
September 9, 2016 (g) through June 30, 2017	29.33	0.29		4.06	4.35	(0.44)	—	(0.44)

Class R4
Year Ended June 30, 2020	35.52	0.57		(5.04)	(4.47)	(0.56)	(0.93)	(1.49)
Year Ended June 30, 2019	35.47	0.62		1.69	2.31	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51	(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
September 9, 2016 (g) through June 30, 2017	29.56	0.27		4.18	4.45	(0.46)	—	(0.46)

Class R5
Year Ended June 30, 2020	35.62	0.63		(5.05)	(4.42)	(0.60)	(0.93)	(1.53)
Year Ended June 30, 2019	35.57	0.65		1.71	2.36	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50	(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
September 9, 2016 (g) through June 30, 2017	29.57	0.30		4.20	4.50	(0.48)	—	(0.48)

Class R6
Year Ended June 30, 2020	35.67	0.66		(5.06)	(4.40)	(0.63)	(0.93)	(1.56)
Year Ended June 30, 2019	35.60	0.71		1.70	2.41	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54	(f)	2.26	2.80	(0.46)	(0.35)	(0.81)
September 9, 2016 (g) through June 30, 2017	29.57	0.36		4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$29.53	(13.60)%	$736,715	1.14%	1.45%		1.16%	29%
35.46	7.00	1,231,325	1.14	1.59		1.25	15
35.38	7.81	1,346,080	1.17	1.01	(f)	1.25	23
33.40	17.60	1,432,370	1.24	0.85		1.36	24
28.66	(2.34)	2,045,698	1.24	0.98		1.43	26

29.38	(14.04)	332,229	1.64	0.94		1.66	29
35.29	6.45	522,878	1.64	1.08		1.75	15
35.20	7.27	591,602	1.67	0.51	(f)	1.75	23
33.20	17.02	746,521	1.74	0.34		1.81	24
28.52	(2.82)	728,800	1.74	0.49		1.85	26

29.71	(13.39)	2,047,640	0.89	1.70		0.90	29
35.67	7.28	2,445,747	0.89	1.76		0.99	15
35.60	8.07	2,296,056	0.92	1.26	(f)	1.00	23
33.62	17.89	2,165,577	0.99	1.09		1.04	24
28.86	(2.10)	1,414,635	0.99	1.16		1.05	26

29.73	(13.26)	1,593,954	0.74	1.85		0.75	29
35.69	7.41	2,569,596	0.74	2.04		0.84	15
35.62	8.29	3,255,993	0.74	1.42	(f)	0.85	23
33.63	18.17	3,643,327	0.75	1.32		0.87	24
28.86	(1.87)	5,901,818	0.74	1.50		0.88	26

29.31	(13.82)	182	1.39	1.27		1.55	29
35.24	6.72	69	1.39	1.40		2.14	15
35.22	5.54	38	1.41	0.78	(f)	1.61	23

29.21	(13.60)	1,519	1.14	1.43		1.18	29
35.08	7.00	2,241	1.14	1.44		1.26	15
35.11	7.82	1,132	1.15	1.01	(f)	1.28	23
33.24	14.87	385	1.24	1.09		1.36	24

29.56	(13.40)	32,555	0.88	1.74		0.90	29
35.52	7.27	20,538	0.89	1.79		0.99	15
35.47	8.07	17,231	0.89	1.43	(f)	1.00	23
33.55	15.10	34	1.00	1.05		1.08	24

29.67	(13.25)	5,529	0.74	1.85		0.75	29
35.62	7.41	8,018	0.74	1.85		0.84	15
35.57	8.25	6,114	0.76	1.41	(f)	0.88	23
33.59	15.27	422	0.83	1.14		0.89	24

29.71	(13.18)	3,949,596	0.64	1.96		0.65	29
35.67	7.57	4,025,348	0.64	2.02		0.74	15
35.60	8.31	3,869,991	0.67	1.52	(f)	0.75	23
33.61	15.35	3,069,390	0.74	1.39		0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG,” and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.

The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.

The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.

Class L Shares of the Mid Cap Value Fund and the Value Advantage Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of these Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$11,129,848	$—	$—	$11,129,848

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,637,187	$—	$—	$1,637,187

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,720,634	$—	$—	$5,720,634

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$12,897,295	$—	$—	$12,897,295

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$8,418,517	$—	$—		$8,418,517
Rights
Media	—	—	—	(b)	—	(b)
Wireless Telecommunication Services	47	—	—		47

Total Rights	47	—	—	(b)	47

Short-Term Investments
Investment Companies	193,827	—	—		193,827
Investment of cash collateral from securities loaned	154,262	—	—		154,262

Total Short-Term Investments	348,089	—	—		348,089

Total Investments in Securities	$8,766,653	$—	$—	(b)	$8,766,653

(a)	Please refer to the SOIs for specifics of portfolio holdings.
(b)	Amount rounds to less than one thousand.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$331,253	$(331,253)	$—
Mid Cap Growth Fund	231,676	(231,676)	—
Mid Cap Value Fund	188,161	(188,161)	—
Value Advantage Fund	150,467	(150,467)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended June 30, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Growth Advantage Fund	$27
Mid Cap Equity Fund	8
Mid Cap Growth Fund	24
Mid Cap Value Fund	34
Value Advantage Fund	29

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

Mid Cap Equity Fund did not have any securities out on loan at June 30, 2020.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Growth Advantage Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$214,350	$3,435,887	$3,544,930	$72		$37	$105,416	105,321	$3,057		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	157,046	2,064,501	1,919,000	(1	)*	(17)	302,529	302,408	3,039	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	36,180	1,350,989	1,355,679	—		—	31,490	31,490	441	*	—

Total	$407,576	$6,851,377	$6,819,609	$71		$20	$439,435		$6,537		$—

Mid Cap Equity Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$97,782	$795,812	$853,004	$20		$2	$40,612	40,575	$1,079		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares (a)	69,023	198,000	267,019	1	*	(5)	—	—	489	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	15,260	256,338	271,598	—		—	—	—	141	*	—

Total	$182,065	$1,250,150	$1,391,621	$21		$(3)	$40,612		$1,709		$—

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Mid Cap Growth Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$113,766	$1,417,961	$1,480,197	$14		$16	$51,560	51,514	$1,973		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	168,065	1,180,999	1,138,002	40	*	(14)	211,088	211,004	2,689	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	30,123	839,294	845,040	—		—	24,377	24,377	402	*	—

Total	$311,954	$3,438,254	$3,463,239	$54		$2	$287,025		$5,064		$—

Mid Cap Value Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$715,289	$2,490,470	$3,035,774	$216		$101	$170,302	170,149	$6,799		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	296,060	1,446,000	1,574,000	40	*	(26)	168,074	168,007	4,175	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	58,776	962,073	997,377	—		—	23,472	23,472	605	*	—

Total	$1,070,125	$4,898,543	$5,607,151	$256		$75	$361,848		$11,579		$—

Value Advantage Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$181,870	$3,171,347	$3,159,521	$151		$(20)	$193,827	193,652	$4,895		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	215,041	1,454,000	1,530,000	102	*	(17)	139,126	139,070	3,080	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	42,795	892,790	920,449	—		—	15,136	15,136	471	*	—

Total	$439,706	$5,518,137	$5,609,970	$253		$(37)	$348,089		$8,446		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$142	$57	$47	n/a	$1		$1		$—	(a)	$7		$55	$310
Mid Cap Equity Fund
Transfer agency fees	33	2	7	n/a	—	(a)	n/a		n/a		—	(a)	15	57
Mid Cap Growth Fund
Transfer agency fees	255	7	29	n/a	20		2		—	(a)	12		66	391
Mid Cap Value Fund
Transfer agency fees	105	7	38	$486	7		—	(a)	1		1		47	692
Value Advantage Fund
Transfer agency fees	85	41	35	36	—	(a)	1		—	(a)	—	(a)	43	241

(a)	Amount rounds to less than one thousand.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan Growth Advantage Fund	$103,783	$2,926	$(106,709)
JPMorgan Mid Cap Equity Fund	248,867	(303)	(248,564)
JPMorgan Mid Cap Growth Fund	—	1,198	(1,198)
JPMorgan Value Advantage Fund	—	(4,076)	4,076

The reclassifications for the Funds relate primarily to redemptions in-kind and tax equalization.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.55	%(1)
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.55	(1)

(1)	Prior to August 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.65% on each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2020, the effective rate for Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund was 0.08%, 0.08%, 0.08%, 0.07% and 0.07%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$434	$5
Mid Cap Equity Fund	114	—
Mid Cap Growth Fund	103	1
Mid Cap Value Fund	63	—	(a)
Value Advantage Fund	131	1

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C		Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6
Growth Advantage Fund	1.14%	1.64%		0.89%	n/a	1.39%	1.14%		n/a	(1)	n/a	(1)	n/a	(1)
Mid Cap Equity Fund	1.14	1.64		0.89	n/a	1.39	n/a		n/a		0.74%		0.64%
Mid Cap Growth Fund	1.24	n/a	(2)	0.93	n/a	1.49	n/a	(2)	0.99%		0.79		0.74
Mid Cap Value Fund	1.24	1.75		0.99	0.75%	1.50	1.25		1.00		0.85		0.73
Value Advantage Fund	1.14	1.64		0.89	0.75	1.39	1.14		0.89		0.74		0.64

(1)

Effective November 1, 2019, the contractual expense limitation for Class R4, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 0.89%, 0.74% and 0.64% for Class R4, Class R5 and Class R6 Shares, respectively.

(2)

Effective November 1, 2019, the contractual expense limitation for Class C and Class R3 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.74% and 1.24% for Class C and Class R3 Shares, respectively.

The expense limitation agreements were in effect for the year ended June 30, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2020.

For the year ended June 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$522	$348	$254	$1,124	$7
Mid Cap Equity Fund	1,328	886	31	2,245	—	(a)
Mid Cap Growth Fund	104	65	1,160	1,329	38
Mid Cap Value Fund	262	163	6,600	7,025	32
Value Advantage Fund	596	396	111	1,103	23

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2020 was as follows (amounts in thousands):

Growth Advantage Fund	$250
Mid Cap Equity Fund	89
Mid Cap Growth Fund	166
Mid Cap Value Fund	581
Value Advantage Fund	407

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2020, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2020, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$4,274,522	$5,219,165
Mid Cap Equity Fund	962,224	927,634
Mid Cap Growth Fund	2,985,297	2,950,253
Mid Cap Value Fund	2,626,179	4,009,322
Value Advantage Fund	2,865,591	3,393,186

During the year ended June 30, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$6,399,734	$4,798,998	$68,884	$4,730,114
Mid Cap Equity Fund	1,185,039	508,588	56,440	452,148
Mid Cap Growth Fund	4,141,185	1,652,724	73,275	1,579,449
Mid Cap Value Fund	10,015,650	4,123,961	1,242,316	2,881,645
Value Advantage Fund	7,618,053	1,831,644	683,044	1,148,600

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, investments in passive foreign investment companies (“PFICs”) and non-taxable dividends.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

The tax character of distributions paid during the year ended June 30, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$—	$835,282	$835,282
Mid Cap Equity Fund	18,575	205,540	224,115
Mid Cap Growth Fund	—	345,443	345,443
Mid Cap Value Fund	207,560	647,712	855,272
Value Advantage Fund	180,428	287,467	467,895

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$35,076	$663,086	$698,162
Mid Cap Equity Fund	43,984	241,956	285,940
Mid Cap Growth Fund	24,869	226,941	251,810
Mid Cap Value Fund	264,620	935,839	1,200,459
Value Advantage Fund	234,470	474,480	708,950

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$73,501	$819,396	$4,730,114
Mid Cap Equity Fund	13,965	141,232	452,148
Mid Cap Growth Fund	31,577	504,597	1,579,449
Mid Cap Value Fund	93,059	780,462	2,881,645
Value Advantage Fund	87,294	209,615	1,148,600

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, investments in PFICs, non-taxable dividends, late year ordinary loss deferrals and post-October capital loss deferrals.

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the following Funds deferred to July 1, 2020 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Net Capital Losses		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Growth Advantage Fund	$—	$—	$3,489
Mid Cap Growth Fund	—	—	6,406
Value Advantage Fund	104,712	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2020.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	12.3%	1	20.7%
Mid Cap Equity Fund	—	—	1	54.7
Mid Cap Growth Fund	—	—	1	17.0
Mid Cap Value Fund	—	—	2	34.7
Value Advantage Fund	—	—	3	36.4

As of June 30, 2020, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Growth Advantage Fund	19.9%
Value Advantage Fund	24.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Redemptions in-Kind

On October 11, 2019, certain shareholders sold Class R6 Shares of Mid Cap Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
Mid Cap Equity Fund	$1,200,715	*	$234,072	Redemption in-kind

*	This amount includes cash of approximately $42,541,000 associated with the redemption in-kind.

9. Subsequent Event

On August 11, 2020, the contractual expense limitations for Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares of the Funds were extended until at least October 31, 2021.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund and JPMorgan Value Advantage Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Growth Advantage Fund (constituting J.P. Morgan Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund (constituting J.P. Morgan Fleming Mutual Fund Group, Inc.), JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (two of the funds constituting JPMorgan Trust I) and JPMorgan Mid Cap Growth Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$1,159.20	$6.12	1.14%
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class C
Actual	1,000.00	1,156.00	8.79	1.64
Hypothetical	1,000.00	1,016.71	8.22	1.64
Class I
Actual	1,000.00	1,160.20	4.78	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class R2
Actual	1,000.00	1,157.60	7.46	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class R3
Actual	1,000.00	1,158.60	6.12	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class R4
Actual	1,000.00	1,160.20	4.78	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class R5
Actual	1,000.00	1,160.80	4.03	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class R6
Actual	1,000.00	1,161.70	3.44	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$952.40	$5.53	1.14%
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class C
Actual	1,000.00	949.90	7.95	1.64
Hypothetical	1,000.00	1,016.71	8.22	1.64
Class I
Actual	1,000.00	953.40	4.32	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class R2
Actual	1,000.00	951.30	6.74	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class R5
Actual	1,000.00	954.20	3.60	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Class R6
Actual	1,000.00	954.80	3.11	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64

JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,116.10	6.52	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,113.20	9.14	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class I
Actual	1,000.00	1,118.00	4.90	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class R2
Actual	1,000.00	1,114.80	7.83	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class R3
Actual	1,000.00	1,116.00	6.52	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class R4
Actual	1,000.00	1,117.80	5.21	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class R5
Actual	1,000.00	1,118.50	4.16	0.79
Hypothetical	1,000.00	1,020.93	3.97	0.79
Class R6
Actual	1,000.00	1,118.80	3.90	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74

JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	803.70	5.52	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class C
Actual	1,000.00	801.60	7.75	1.73
Hypothetical	1,000.00	1,016.26	8.67	1.73
Class I
Actual	1,000.00	804.40	4.40	0.98
Hypothetical	1,000.00	1,019.99	4.92	0.98

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class L
Actual	$1,000.00	$805.60	$3.37	0.75%
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class R2
Actual	1,000.00	802.50	6.68	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class R3
Actual	1,000.00	803.70	5.52	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class R4
Actual	1,000.00	804.40	4.40	0.98
Hypothetical	1,000.00	1,019.99	4.92	0.98
Class R5
Actual	1,000.00	805.10	3.73	0.83
Hypothetical	1,000.00	1,020.74	4.17	0.83
Class R6
Actual	1,000.00	805.50	3.28	0.73
Hypothetical	1,000.00	1,021.23	3.67	0.73

JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	795.10	5.09	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class C
Actual	1,000.00	793.00	7.31	1.64
Hypothetical	1,000.00	1,016.71	8.22	1.64
Class I
Actual	1,000.00	796.10	3.93	0.88
Hypothetical	1,000.00	1,020.49	4.42	0.88
Class L
Actual	1,000.00	796.60	3.26	0.73
Hypothetical	1,000.00	1,021.23	3.67	0.73
Class R2
Actual	1,000.00	794.10	6.20	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class R3
Actual	1,000.00	795.30	5.09	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class R4
Actual	1,000.00	795.90	3.93	0.88
Hypothetical	1,000.00	1,020.49	4.42	0.88
Class R5
Actual	1,000.00	796.50	3.26	0.73
Hypothetical	1,000.00	1,021.23	3.67	0.73
Class R6
Actual	1,000.00	796.90	2.81	0.63
Hypothetical	1,000.00	1,021.73	3.17	0.63

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2020:

Dividends Received Deduction
JPMorgan Mid Cap Equity Fund	100.00%
JPMorgan Mid Cap Value Fund	100.00
JPMorgan Value Advantage Fund	100.00

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Growth Advantage Fund	$933,356
JPMorgan Mid Cap Equity Fund	223,957
JPMorgan Mid Cap Growth Fund	345,443
JPMorgan Mid Cap Value Fund	647,712
JPMorgan Value Advantage Fund	287,467

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Qualified Dividend Income
JPMorgan Mid Cap Equity Fund	$18,575
JPMorgan Mid Cap Value Fund	207,560
JPMorgan Value Advantage Fund	180,428

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	AN-MC-620

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2020

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Equity Premium Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.”
— Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

While U.S. equity markets generally outperformed other financial markets in the second half of 2019, global prices for a broad range of assets fell sharply in the first quarter of 2020 as large sectors of global, national and local economies shut down in response to the COVID-19 pandemic. However, equity markets rebounded somewhat in the final three months of the reporting period as stimulus programs from leading central banks and governments took hold and countries in Asia and Europe showed progress in halting the spread of virus.

In late July 2019, the U.S. Federal Reserve (the “Fed”) cut interest rates for the first time in more than a decade as U.S. economic growth showed signs of slowing, even as U.S. unemployment remained at historically low levels. The central bank followed with two more interest rate cuts in September and October 2019. In response to lower rates and improved or stable economic data, equity prices in the U.S. generally rose in the final months of 2019.

Further support for U.S. equity markets came from a “Phase One” trade agreement between the U.S. and China that reduced existing tariffs and headed off the implementation of new tariffs scheduled to take effect December 15, 2019. U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 – the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of the 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the Fed’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose. Within U.S. equity markets, large cap stocks generally outperformed mid cap and small cap stocks and growth stocks outperformed value stocks during the reporting period.

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.12%
S&P 500 Index	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$85,054

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s overweight position and security selection in the financials sector and its security selection in the real estate sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the health care sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Loews Inc., Delta Air Lines Inc. and Capital One Financial Corp. Shares of Loews, a holding company operating in the energy, insurance and hotels sectors, fell after the company reported a loss for the first quarter of 2020. Shares of Delta Air Lines, a passenger airline, fell as global air travel was restricted in response to the COVID-19 pandemic. Shares of Capital One Financial, a credit card and financial services company, fell after the company reported a loss and lower-than-expected revenue for the first quarter of 2020.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Tesla, Inc. and its overweight positions in DexCom Inc. and Microsoft Corp. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose amid a faster-than-expected schedule for production of its Model Y vehicles and efficient production output from its Shanghai factory. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for several consecutive quarters. Shares of Microsoft, an information technology company, rose amid general investor demand for large cap technology stocks during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.7%
2.	Amazon.com, Inc.	5.8
3.	Apple, Inc	4.7
4.	Loews Corp.	3.8
5.	Berkshire Hathaway, Inc., Class B	3.5
6.	UnitedHealth Group, Inc.	3.5
7.	Home Depot, Inc. (The)	3.5
8.	Alphabet, Inc., Class C	3.5
9.	Bank of America Corp.	3.3
10.	Mastercard, Inc., Class A	2.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.7%
Financials	19.4
Consumer Discretionary	15.4
Health Care	12.3
Materials	5.5
Communication Services	5.0
Real Estate	4.0
Energy	3.1
Industrials	3.0
Utilities	2.1
Consumer Staples	1.7
Short-Term Investments	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge*		0.31%	9.00%	11.39%
Without Sales Charge		5.87	10.18	12.06
CLASS C SHARES	July 29, 2011
With CDSC**		4.30	9.63	11.50
Without CDSC		5.30	9.63	11.50
CLASS I SHARES	July 29, 2011	6.12	10.46	12.34
CLASS R6 SHARES	October 1, 2018	6.39	10.56	12.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from July 29, 2011 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(6.06)%
Russell 1000 Value Index	(8.84)%

Net Assets as of 6/30/2020 (In Thousands)	$29,554,937

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and overweight position in the information technology and energy sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the real estate and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Apple Inc. and Microsoft Corp. and its overweight position in BlackRock Inc. Shares of Apple and Microsoft, both of which are information technology companies, rose amid general investor demand for large cap technology stocks during the reporting period. Shares of BlackRock, a financial services provider, rose after the company reported better-than-expected revenue for the first quarter of 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Discover Financial Services, Simon Property Group Inc. and Prudential Financial Inc. Shares of Discover Financial Services, a banking and credit card company, fell amid a sharp decline in consumer spending in response to the COVID-19 pandemic. Shares of Simon Property Group, a real estate investment trust operating in the retail property sector, fell as retail businesses closed in response to the COVID-19 pandemic. Shares of Prudential Financial, a financial services provider, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	2.5%
2.	Bristol-Myers Squibb Co	2.5
3.	Johnson & Johnson	2.4
4.	Comcast Corp., Class A	2.4
5.	Microsoft Corp.	2.4
6.	BlackRock, Inc.	2.3
7.	Texas Instruments, Inc.	2.2
8.	CME Group, Inc.	2.2
9.	Home Depot, Inc. (The)	2.1
10.	UnitedHealth Group, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.6%
Health Care	15.0
Industrials	12.6
Information Technology	11.9
Consumer Staples	9.6
Consumer Discretionary	6.1
Utilities	5.5
Communication Services	4.3
Energy	4.0
Materials	2.8
Real Estate	2.6
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(11.28)%	5.31%	11.01%
Without Sales Charge		(6.36)	6.45	11.60
CLASS C SHARES	November 4, 1997
With CDSC**		(7.83)	5.93	11.05
Without CDSC		(6.83)	5.93	11.05
CLASS I SHARES	July 2, 1987	(6.06)	6.73	11.88
CLASS R2 SHARES	February 28, 2011	(6.57)	6.18	11.32
CLASS R3 SHARES	September 9, 2016	(6.29)	6.46	11.61
CLASS R4 SHARES	September 9, 2016	(6.07)	6.73	11.88
CLASS R5 SHARES	February 28, 2011	(5.98)	6.91	12.07
CLASS R6 SHARES	January 31, 2012	(5.83)	7.00	12.14

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(3.50)%
S&P 500 Index	7.51%
ICE BofAML 3-Month U.S. Treasury Bill Index	1.63%

Net Assets as of 6/30/2020 (In Thousands)	$191,730

INVESTMENT OBJECTIVE**

The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed both the S&P 500 Index (the “Benchmark”) and the ICE BofAML 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2020. The Fund’s underweight position and security selection in the information technology sector and its overweight position in the utilities sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection and underweight position in the energy sector and its security selection in the health care sector were leading contributors to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight positions in Apple Inc. and Amazon.com Inc. and its overweight position in Automatic Data Processing Inc. Shares of Apple, a maker of mobile devices, computers, software and relative services, rose amid better-than-expected earnings growth and positive investor sentiment over the company’s planned launch of new products and upgrades. Shares of Amazon.com, a provider of online retail products and services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic, as well as investor demand for large cap technology sector stocks. Shares of Automatic Data Processing, a provider of payroll and other business services, fell amid significant disruption in the U.S. labor market in response to the COVID-19 pandemic.

Leading individual contributors to the Fund’s performance included its overweight position in Eli Lilly Inc. and its underweight positions in Cisco Systems Inc. and Boeing Co. Shares of Eli Lilly, a pharmaceutical manufacturer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2020. Shares of Cisco Systems, a provider of internet networking products and services that was not held in the Fund, fell in the first half of the reporting period following two consecutive quarters of weaker-than-expected revenue growth. Shares of Boeing, an aircraft and aerospace manufacturer, fell amid investor concerns about the future of its 737 Max aircraft as well as a sharp decline in airline traffic in response to the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund seeks to generate income through a combination of selling options and investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Barclays Bank plc, ELN, 68.00%, 7/17/2020, (linked to S&P 500 Index)	4.0%
2.	BNP Paribas, ELN, 72.67%, 7/31/2020, (linked to S&P 500 Index)	3.4
3.	BMO Capital Markets Corp., ELN, 70.97%, 7/10/2020, (linked to S&P 500 Index)	3.0
4.	Toronto-Dominion Bank (The), ELN, 78.20%, 8/7/2020, (linked to S&P 500 Index)	2.7
5.	Royal Bank of Canada, ELN, 81.10%, 7/24/2020, (linked to S&P 500 Index)	2.4
6.	Amazon.com, Inc.	1.5
7.	Microsoft Corp.	1.5
8.	Accenture plc, Class A	1.5
9.	AbbVie, Inc.	1.4
10.	Eli Lilly and Co.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Equity-Linked Notes	15.5%
Information Technology	12.5
Health Care	11.6
Consumer Staples	11.5
Financials	9.3
Industrials	8.6
Utilities	7.5
Consumer Discretionary	7.1
Communication Services	6.9
Materials	2.6
Real Estate	2.2
Exchange-Traded Fund	1.0
Energy	0.7
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge*		(8.84)%	(1.83)%
Without Sales Charge		(3.77)	1.10
CLASS C SHARES	August 31, 2018
With CDSC**		(5.26)	0.55
Without CDSC		(4.26)	0.55
CLASS I SHARES	August 31, 2018	(3.50)	1.32
CLASS R5 SHARES	August 31, 2018	(3.35)	1.48
CLASS R6 SHARES	August 31, 2018	(3.33)	1.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/18 to 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2018.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from August 31, 2018 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(5.10)%
Russell 1000 Value Index	(8.84)%

Net Assets as of 6/30/2020 (In Thousands)	$726,854

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and to earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and overweight position in the information technology sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and real estate and sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Apple Inc. and Microsoft Corp. and its overweight position in BlackRock Inc. Shares of Apple and Microsoft, both of which are information technology companies, rose amid general investor demand for large cap technology stocks during the reporting period. Shares of BlackRock, a financial services provider, rose after the company reported better-than-expected revenue for the first quarter of 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Discover Financial Services, Ventas Inc. and Simon Property Group Inc. Shares of Discover Financial Services, a banking and credit card company, fell amid a sharp decline in consumer spending in response to the COVID-19 pandemic. Shares of Ventas, a real estate investment trust operating in the senior housing and health care sector, fell amid investor concerns about the impact of the COVID-19 pandemic on the company’s line of business. Shares of Simon Property Group, a real estate investment trust operating in the retail sector, fell as consumers moved to online shopping in response to the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.1%
2.	Bank of America Corp.	2.6
3.	BlackRock, Inc.	2.4
4.	Morgan Stanley	2.4
5.	Bristol-Myers Squibb Co.	2.3
6.	Johnson & Johnson	2.1
7.	Home Depot, Inc. (The)	2.0
8.	Texas Instruments, Inc.	2.0
9.	Alphabet, Inc., Class C	2.0
10.	Berkshire Hathaway, Inc., Class B	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.6%
Health Care	15.6
Industrials	12.5
Information Technology	11.2
Consumer Discretionary	8.3
Communication Services	6.2
Consumer Staples	5.9
Energy	4.6
Utilities	4.4
Materials	1.8
Real Estate	1.4
Short-Term Investments	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge*		(10.08)%	4.78%	10.80%
Without Sales Charge		(5.10)	5.91	11.40
CLASS C SHARES	January 2, 1998
With CDSC**		(6.57)	5.39	10.84
Without CDSC		(5.57)	5.39	10.84
CLASS I SHARES	January 25, 1996	(4.85)	6.18	11.69
CLASS R2 SHARES	November 2, 2015	(5.32)	5.67	11.28
CLASS R3 SHARES	July 31, 2017	(5.10)	5.92	11.41
CLASS R4 SHARES	July 31, 2017	(4.88)	6.18	11.69
CLASS R5 SHARES	November 2, 2015	(4.72)	6.35	11.78
CLASS R6 SHARES	November 2, 2015	(4.62)	6.43	11.82

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund and the Russell 1000 Value Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.30%
S&P 500 Index	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$8,741,592

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 120% of the Benchmark’s total return with about 50% of the Benchmark’s volatility during the twelve month reporting period.

The Fund’s security selection in the technology and pharmaceutical/medical technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the insurance and basic materials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight position in PayPal Inc. and its underweight positions in Disney Co. and Boeing Co. Shares of PayPal, a provider of digital payment services, rose amid investor expectations the company’s businesses would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Disney, a media and entertainment provider, fell as the company closed its resorts and withheld the release of new films in response to the COVID-19 pandemic. Shares of Boeing, an aircraft and aerospace manufacturer, fell amid investor concerns about the future of its 737 Max aircraft as well as a sharp decline in airline traffic in response to the COVID-19 pandemic.

Leading individual detractors from relative performance included the Fund’s overweight positions in Discovery Inc., Automatic Data Processing Inc. and Analog Devices Inc.

Shares of Discovery, a media company, fell after the company reported lower-than-expected earnings for the first quarter of 2020. Shares of Automatic Data Processing, a provider of payroll and other business services, fell amid significant disruption in the U.S. labor market in response to the COVID-19 pandemic. Shares of Analog Devices, an integrated circuits manufacturer, fell after the company withdrew its earnings forecast amid uncertainty about the impact of the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.5%
2.	Apple, Inc.	5.9
3.	Amazon.com, Inc.	4.6
4.	S&P 500 Index 9/30/2020 at USD 2,930.00, European Style	3.3
5.	Facebook, Inc., Class A	1.9
6.	Mastercard, Inc., Class A	1.7
7.	Alphabet, Inc., Class A	1.7
8.	Alphabet, Inc., Class C	1.5
9.	Procter & Gamble Co. (The)	1.4
10.	Berkshire Hathaway, Inc., Class B	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.8%
Health Care	13.4
Consumer Discretionary	10.9
Communication Services	10.1
Financials	9.5
Industrials	7.1
Consumer Staples	5.6
Put Options Purchased	3.3
Utilities	2.8
Energy	2.6
Materials	2.2
Real Estate	1.7
Short-Term Investments	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge*		3.31%	5.71%	6.13%
Without Sales Charge		9.03	6.85	7.01
CLASS C SHARES	December 13, 2013
With CDSC**		7.44	6.32	6.47
Without CDSC		8.44	6.32	6.47
CLASS I SHARES	December 13, 2013	9.30	7.13	7.27
CLASS R5 SHARES	December 13, 2013	9.44	7.31	7.47
CLASS R6 SHARES	December 13, 2013	9.60	7.39	7.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from December 13, 2013 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	30.40%
Russell 1000 Growth Index	23.28%

Net Assets as of 6/30/2020 (In Thousands)	$23,265,166

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the health care sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the industrials sector was the sole sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla, Inc., DexCom Inc. and its out-of-Benchmark position in Shopify Inc. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose amid a faster-than-expected schedule for production of its Model Y vehicles and efficient production output from its Shanghai factory. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for several consecutive quarters and the company was included in the S&P 500 Index in May 2020. Shares of Shopify, an electronic commerce platform provider not held in the Benchmark, rose after the company reported better-than-expected earnings for the first quarter of 2020 and formed a sales partnership with Walmart Inc.

Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc. and Amazon.com Inc., and its underweight position in Exact Sciences Inc. Shares of Apple, a maker of mobile devices, computers, software and relative services, rose amid better-than-expected earnings growth and positive investor sentiment over the company’s planned launch of new products and upgrades. Shares of Amazon.com, a provider of online retail products and services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic, as well as investor demand for large cap technology sector stocks. Shares of Exact Sciences, a medical diagnostics provider, fell after the company reported lower-than-expected sales of its colon cancer screening test.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.6%
2.	Microsoft Corp.	5.7
3.	Tesla, Inc.	5.4
4.	Amazon.com, Inc.	5.0
5.	Alphabet, Inc., Class C	3.2
6.	PayPal Holdings, Inc.	2.7
7.	Facebook, Inc., Class A	2.5
8.	NVIDIA Corp.	2.5
9.	Mastercard, Inc., Class A	2.3
10.	DexCom, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.6%
Consumer Discretionary	21.0
Health Care	13.8
Communication Services	8.6
Financials	5.3
Industrials	4.5
Materials	2.0
Consumer Staples	1.6
Real Estate	1.0
Energy	0.3
Short-Term Investments	9.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge*		23.26%	16.51%	17.68%
Without Sales Charge		30.09	17.77	18.31
CLASS C SHARES	November 4, 1997
With CDSC**		28.42	17.18	17.71
Without CDSC		29.42	17.18	17.71
CLASS I SHARES	February 28, 1992	30.40	18.01	18.53
CLASS R2 SHARES	November 3, 2008	29.76	17.46	18.01
CLASS R3 SHARES	September 9, 2016	30.09	17.73	18.29
CLASS R4 SHARES	September 9, 2016	30.40	18.01	18.53
CLASS R5 SHARES	April 14, 2009	30.59	18.21	18.76
CLASS R6 SHARES	November 30, 2010	30.75	18.33	18.85

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from June 30, 2010 to June 30, 2020. The performance of the

Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	(8.35)%
Russell 1000 Value Index	(8.84)%

Net Assets as of 6/30/2020 (In Thousands)	$1,259,997

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the retail sector and its security selection and overweight position in the basic materials sector were leading contributors to performance relative to the Benchmark, while the Fund’s overweight position and security selection in the consumer cyclical and real estate investment trusts sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Morgan Stanley and FMC Corp. and its out-of-Benchmark position in Lowe’s Cos. Shares of Morgan Stanley, a financial services provider, rose amid investor expectations that it would maintain dividend payments to shareholders. Shares of FMC, a diversified chemicals manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2020 and raised its forecast for 2020. Shares of Lowe’s, a retailer of home improvement products, rose amid increased consumer spending on home improvement during at-home quarantines.

Leading individual detractors from relative performance included the Fund’s overweight positions in Wells Fargo & Co., Norwegian Cruise Line Holdings Ltd. and Ventas Inc. Shares of Wells Fargo, a banking and financial services company, fell amid investor expectations that it would cut its dividends and report lower-than-expected earnings in 2020. Shares of Norwegian Cruise Lines Holdings, an operator of cruise ships, fell as its business shut down in response to the COVID-19 pandemic. Shares of Ventas, a real estate investment trust operating in the senior housing and health care sector, fell amid investor concerns about the impact of the COVID-19 pandemic on the company’s line of business.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Comcast Corp., Class A	3.8%
2.	FMC Corp.	3.8
3.	Citigroup, Inc.	3.2
4.	Wells Fargo & Co.	2.9
5.	Bank of America Corp.	2.7
6.	Morgan Stanley	2.7
7.	ON Semiconductor Corp.	2.5
8.	General Motors Co.	2.5
9.	Lamb Weston Holdings, Inc.	2.4
10.	Bristol-Myers Squibb Co.	2.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.5%
Health Care	13.6
Industrials	12.5
Consumer Discretionary	10.7
Materials	9.9
Real Estate	7.1
Energy	6.3
Information Technology	5.8
Consumer Staples	5.7
Communication Services	4.9
Utilities	0.5
Short-Term Investments	5.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(13.45)%	3.14%	9.43%
Without Sales Charge		(8.66)	4.25	10.02
CLASS C SHARES	March 22, 1999
With CDSC**		(10.04)	3.73	9.47
Without CDSC		(9.04)	3.73	9.47
CLASS I SHARES	March 1, 1991	(8.35)	4.48	10.22
CLASS R2 SHARES	November 3, 2008	(8.83)	3.98	9.75
CLASS R3 SHARES	October 1, 2018	(8.59)	4.26	10.03
CLASS R4 SHARES	October 1, 2018	(8.34)	4.48	10.22
CLASS R5 SHARES	May 15, 2006	(8.26)	4.64	10.43
CLASS R6 SHARES	November 30, 2010	(8.14)	4.73	10.49

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the per- formance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000

Value Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	13.03%
S&P 500 Index	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$14,938,762

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the industrial cyclical sector and its security selection and overweight position in the media sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the retail and consumer cyclical sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Prologis Inc. and Charter Communications Inc. and its underweight position in Cisco Systems Inc. Shares of Prologis, a real estate investment trust operating in the warehousing and logistics sector, rose amid increase demand for inventory storage and after the company reported better-than-expected earnings for the first quarter of 2020. Shares of Charter Communications, a provider of broadband communications, rose on the consumer trend toward non-cable TV content, which accelerated with at-home quarantines in response to the COVID-19. Shares of Cisco Systems, a provider of internet networking products and services that was not held in the Fund, fell in the first half of the reporting period following two consecutive quarters of weaker-than-expected revenue growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Royal Caribbean Cruises Ltd., Boston Scientific Corp. and Analog Devices Inc. Shares of Royal Caribbean Cruises, a cruise ship operator, fell as its business shut down in response to the COVID-19 pandemic. Shares of Boston Scientific, a medical devices manufacturer, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2020. Shares of Analog Devices, a manufacturer of integrated circuits, fell after the company reported lower-than-expected earnings and revenue for its fiscal fourth quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	7.5%
2.	Amazon.com, Inc.	5.9
3.	Alphabet, Inc., Class A	4.6
4.	Apple, Inc.	4.4
5.	Mastercard, Inc., Class A	4.3
6.	Verizon Communications, Inc.	2.8
7.	Prologis, Inc.	2.7
8.	AbbVie, Inc.	2.7
9.	Norfolk Southern Corp.	2.5
10.	Eaton Corp. plc	2.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	31.3%
Health Care	15.1
Consumer Discretionary	11.9
Communication Services	11.5
Financials	8.1
Industrials	8.0
Utilities	3.7
Consumer Staples	3.6
Real Estate	2.7
Materials	2.4
Energy	1.3
Short-Term Investments	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge*		6.67%	9.33%	13.28%
Without Sales Charge		12.59	10.52	13.90
CLASS C SHARES	September 10, 2001
With CDSC**		11.01	9.96	13.32
Without CDSC		12.01	9.96	13.32
CLASS I SHARES	September 10, 2001	12.82	10.74	14.11
CLASS L SHARES	September 17, 1993	13.03	10.91	14.28
CLASS R2 SHARES	November 3, 2008	12.29	10.22	13.60
CLASS R3 SHARES	September 9, 2016	12.57	10.49	13.88
CLASS R4 SHARES	September 9, 2016	12.84	10.74	14.11
CLASS R5 SHARES	May 15, 2006	13.04	10.94	14.33
CLASS R6 SHARES	November 30, 2010	13.13	11.02	14.41

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from

June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.93%
S&P 500 Index	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$3,050,306

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the media sector and the semiconductors & hardware sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer stable and basic materials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight position in PayPal Inc. and its underweight positions in Cisco Systems Inc. and Disney Co. Shares of PayPal, a provider of digital payment services, rose amid investor expectations the company’s businesses would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Cisco Systems, a provider of internet networking products and services that was not held in the Fund, fell in the first half of the reporting period following two consecutive quarters of weaker-than-expected revenue growth. Shares of Disney, a media and entertainment provider, fell as the company closed its resorts and withheld the release of new films in response to the COVID-19 pandemic.

Leading individual detractors from relative performance included the Fund’s overweight position in DuPont Inc. and Diamondback Energy Inc. and its underweight position in Apple

Inc. Shares of DuPont, a chemicals and materials manufacturer, fell after the company reported a decline in profit and sales for the third and fourth quarters of 2019 and forecast lower-than-expected results for 2020. Shares of Diamondback Energy, a petroleum and natural gas producer operating in U.S. shale formations, fell as global oil prices fell sharply in the second half of the reporting period. Shares of Apple, a maker of mobile devices, computers, software and relative services, rose amid better-than-expected earnings growth and positive investor sentiment over the company’s planned launch of new products and upgrades.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 129% to 29%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Microsoft Corp.	5.8%
2.	Amazon.com, Inc.	4.8
3.	Apple, Inc.	4.8
4.	PayPal Holdings, Inc.	2.2
5.	Mastercard, Inc., Class A	2.0
6.	Alphabet, Inc., Class A	2.0
7.	AbbVie, Inc.	1.6
8.	Procter & Gamble Co. (The)	1.4
9.	NextEra Energy, Inc.	1.4
10.	ASML Holding NV (Registered), NYRS (Netherlands)	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Cisco Systems, Inc.	2.7%
2.	Clorox Co. (The)	2.5
3.	Spotify Technology SA	2.5
4.	Juniper Networks, Inc.	1.8
5.	Walt Disney Co. (The)	1.8
6.	NetApp, Inc.	1.8
7.	Gilead Sciences, Inc.	1.7
8.	Kroger Co. (The)	1.7
9.	Western Union Co. (The)	1.6
10.	3M Co.	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	29.8%
Health Care	13.4
Consumer Discretionary	12.6
Communication Services	9.3
Industrials	9.2
Financials	7.1
Consumer Staples	4.5
Real Estate	3.5
Energy	3.4
Materials	3.3
Utilities	3.0
Short-Term Investments	0.9

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Information Technology	16.0%
Industrials	15.8
Communication Services	11.9
Health Care	10.3
Energy	8.7
Financials	8.5
Real Estate	7.6
Consumer Staples	6.9
Materials	5.8
Consumer Discretionary	4.6
Utilities	3.9

*	Percentages indicated are based on total long investments as of June 30, 2020 The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge*		5.82%	8.24%	12.65%
Without Sales Charge		11.66	9.41	13.27
CLASS C SHARES	November 1, 2005
With CDSC**		10.11	8.87	12.70
Without CDSC		11.11	8.87	12.70
CLASS I SHARES	November 1, 2005	11.93	9.69	13.55
CLASS R2 SHARES	November 3, 2008	11.32	9.09	12.95
CLASS R5 SHARES	May 15, 2006	12.04	9.82	13.74
CLASS R6 SHARES	November 1, 2017	12.10	9.88	13.76

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	9.32%
S&P 500 Index	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$4,364,764

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Benchmark for the twelve months ended June 30, 2020. The Fund’s security selection in the technology and pharmaceutical/medical technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the insurance and basic materials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight position in PayPal Holdings Inc. and its underweight positions in Disney Co. and Boeing Co. Shares of PayPal, a provider of digital payment services, rose amid investor expectations the company’s businesses would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Disney, a media and entertainment provider, fell as the company closed its resorts and withheld the release of new films in response to the COVID-19 pandemic. Shares of Boeing, an aircraft and aerospace manufacturer, fell amid investor concerns about the future of its 737 Max aircraft as well as a sharp decline in airline traffic in response to the COVID-19 pandemic

Leading individual detractors from relative performance included the Fund’s overweight positions in Discovery Inc., Automatic Data Processing Inc. and Analog Devices Inc. Shares of Discovery, a media company, fell after the company reported lower-than-expected earnings for the first quarter of 2020. Shares of Automatic Data Processing, a provider of payroll and other business services, fell amid significant disruption in the U.S. labor market in response to the COVID-19 pandemic. Shares of Analog Devices, an integrated circuits manufacturer, fell after the company withdrew its earnings forecast amid uncertainty about the impact of the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.9%
2.	Apple, Inc.	6.3
3.	Amazon.com, Inc.	4.9
4.	Facebook, Inc., Class A	2.1
5.	Mastercard, Inc., Class A	1.8
6.	Alphabet, Inc., Class A	1.8
7.	Alphabet, Inc., Class C	1.6
8.	Procter & Gamble Co. (The)	1.5
9.	Berkshire Hathaway, Inc., Class	1.5
10.	PayPal Holdings, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.4%
Health Care	14.2
Consumer Discretionary	11.6
Communication Services	10.8
Financials	10.1
Industrials	7.5
Consumer Staples	5.9
Utilities	2.9
Energy	2.8
Materials	2.4
Real Estate	1.9
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020 The Fund’s portfolio composition is subject to change.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		3.34%	7.68%	12.72%
Without Sales Charge		9.08	8.85	13.33
CLASS I SHARES	September 10, 2001	9.38	9.13	13.61
CLASS L SHARES	January 3, 1997	9.32	9.15	13.71
CLASS R6 SHARES	March 24, 2003	9.47	9.27	13.83

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.3%

Airlines — 1.3%

Southwest Airlines Co.	32	1,084

Automobiles — 2.6%

Tesla, Inc. *	2	2,170

Banks — 3.3%

Bank of America Corp.	119	2,829

Biotechnology — 6.2%

AbbVie, Inc.	22	2,124

Amgen, Inc.	9	2,170

Regeneron Pharmaceuticals, Inc. *	2	998

		5,292

Capital Markets — 6.3%

Charles Schwab Corp. (The)	62	2,087

S&P Global, Inc.	4	1,347

T. Rowe Price Group, Inc.	16	1,940

		5,374

Construction Materials — 2.7%

Martin Marietta Materials, Inc.	11	2,306

Consumer Finance — 2.4%

Capital One Financial Corp.	33	2,073

Containers & Packaging — 2.8%

Ball Corp.	12	818

Packaging Corp. of America	15	1,527

		2,345

Diversified Financial Services — 3.5%

Berkshire Hathaway, Inc., Class B *	17	3,015

Electric Utilities — 2.1%

Xcel Energy, Inc.	29	1,815

Electronic Equipment, Instruments & Components — 1.2%

Zebra Technologies Corp., Class A *	4	1,007

Equity Real Estate Investment Trusts (REITs) — 4.0%

Federal Realty Investment Trust	19	1,594

Public Storage	9	1,770

		3,364

Food & Staples Retailing — 1.7%

Walgreens Boots Alliance, Inc.	35	1,477

Health Care Equipment & Supplies — 2.5%

DexCom, Inc. *	2	885

Intuitive Surgical, Inc. *	2	1,256

		2,141

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 3.5%

UnitedHealth Group, Inc.	10	3,012

Insurance — 3.8%

Loews Corp.	95	3,262

Interactive Media & Services — 3.5%

Alphabet, Inc., Class C *	2	2,950

Internet & Direct Marketing Retail — 7.5%

Amazon.com, Inc. *	2	4,919

Booking Holdings, Inc. *	1	1,438

		6,357

IT Services — 6.5%

Global Payments, Inc.	7	1,247

Mastercard, Inc., Class A	8	2,457

PayPal Holdings, Inc. *	10	1,797

		5,501

Machinery — 1.7%

Stanley Black & Decker, Inc.	11	1,488

Media — 1.6%

DISH Network Corp., Class A *	39	1,341

Oil, Gas & Consumable Fuels — 3.1%

Kinder Morgan, Inc.	96	1,451

Marathon Petroleum Corp.	31	1,145

		2,596

Semiconductors & Semiconductor Equipment — 3.7%

Advanced Micro Devices, Inc. *	26	1,390

QUALCOMM, Inc.	20	1,790

		3,180

Software — 8.7%

Microsoft Corp.	28	5,701

Synopsys, Inc. *	8	1,621

		7,322

Specialty Retail — 5.4%

AutoZone, Inc. *	1	1,594

Home Depot, Inc. (The)	12	2,983

		4,577

Technology Hardware, Storage & Peripherals — 4.7%

Apple, Inc.	11	4,011

Total Common Stocks (Cost $58,592)		81,889

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.8%

Investment Companies — 3.8%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b) (Cost $3,215)	3,213	3,216

Total Investments — 100.1% (Cost $61,807)		85,105
Liabilities in Excess of Other Assets — (0.1)%		(51)

NET ASSETS — 100.0%		85,054

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Aerospace & Defense — 3.0%

General Dynamics Corp.	3,265	488,023

Raytheon Technologies Corp.	6,440	396,848

		884,871

Banks — 6.6%

Bank of America Corp.	31,161	740,063

Cullen/Frost Bankers, Inc.	1,134	84,705

M&T Bank Corp.	484	50,278

PNC Financial Services Group, Inc. (The)	5,201	547,221

Truist Financial Corp.	7,301	274,163

US Bancorp	7,069	260,268

		1,956,698

Beverages — 2.0%

Coca-Cola Co. (The)	4,068	181,764

PepsiCo, Inc.	3,020	399,457

		581,221

Biotechnology — 0.6%

Amgen, Inc.	748	176,428

Building Products — 0.4%

Trane Technologies plc	1,388	123,510

Capital Markets — 7.8%

BlackRock, Inc.	1,240	674,539

Charles Schwab Corp. (The)	3,157	106,513

CME Group, Inc.	3,948	641,660

Morgan Stanley	10,549	509,503

Northern Trust Corp.	1,794	142,354

T. Rowe Price Group, Inc.	2,186	270,032

		2,344,601

Chemicals — 2.8%

Air Products and Chemicals, Inc.	1,930	465,921

PPG Industries, Inc.	3,503	371,545

		837,466

Commercial Services & Supplies — 0.8%

Republic Services, Inc.	2,904	238,296

Consumer Finance — 1.8%

American Express Co.	3,629	345,472

Capital One Financial Corp.	2,827	176,927

		522,399

Diversified Telecommunication Services — 1.9%

Verizon Communications, Inc.	9,945	548,282

Electric Utilities — 3.7%

Entergy Corp.	1,824	171,113

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued

NextEra Energy, Inc.	2,249	540,038

Xcel Energy, Inc.	5,973	373,301

		1,084,452

Electrical Equipment — 1.2%

Eaton Corp. plc	4,154	363,355

Equity Real Estate Investment Trusts (REITs) — 2.6%

Alexandria Real Estate Equities, Inc.	734	119,026

AvalonBay Communities, Inc.	1,335	206,473

Boston Properties, Inc.	1,006	90,881

Prologis, Inc.	659	61,544

Realty Income Corp.	931	55,400

Simon Property Group, Inc.	420	28,695

Ventas, Inc.	2,578	94,394

Vornado Realty Trust	3,013	115,113

		771,526

Food & Staples Retailing — 1.8%

Sysco Corp.	2,349	128,371

Walmart, Inc.	3,365	403,035

		531,406

Food Products — 1.6%

Mondelez International, Inc., Class A	9,246	472,756

Health Care Equipment & Supplies — 3.2%

Abbott Laboratories	710	64,919

Becton Dickinson and Co.	1,394	333,589

Medtronic plc	5,820	533,681

		932,189

Health Care Providers & Services — 3.5%

AmerisourceBergen Corp.	2,181	219,770

CVS Health Corp.	3,747	243,438

UnitedHealth Group, Inc.	1,930	569,373

		1,032,581

Hotels, Restaurants & Leisure — 1.8%

McDonald’s Corp.	2,486	458,635

Starbucks Corp.	1,058	77,856

		536,491

Household Products — 1.7%

Procter & Gamble Co. (The)	4,268	510,348

Industrial Conglomerates — 0.6%

Honeywell International, Inc.	1,218	176,109

Insurance — 6.3%

Arthur J Gallagher & Co.	2,934	286,021

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Chubb Ltd.	1,881	238,229

Hartford Financial Services Group, Inc. (The)	5,701	219,758

Marsh & McLennan Cos., Inc.	2,236	240,081

MetLife, Inc.	6,797	248,235

Progressive Corp. (The)	3,506	280,904

Prudential Financial, Inc.	2,780	169,278

Travelers Cos., Inc. (The)	1,479	168,625

		1,851,131

IT Services — 3.8%

Accenture plc, Class A	988	212,127

Automatic Data Processing, Inc.	1,864	277,577

Fidelity National Information Services, Inc.	3,007	403,271

International Business Machines Corp.	1,926	232,573

		1,125,548

Leisure Products — 0.8%

Hasbro, Inc.	3,021	226,411

Machinery — 5.4%

Deere & Co.	2,123	333,668

Dover Corp.	5,119	494,326

Illinois Tool Works, Inc.	772	135,067

Otis Worldwide Corp.	1,492	84,828

Parker-Hannifin Corp.	2,178	399,138

Stanley Black & Decker, Inc.	1,097	152,918

		1,599,945

Media — 2.4%

Comcast Corp., Class A	18,311	713,777

Multi-Utilities — 1.8%

CMS Energy Corp.	5,011	292,756

DTE Energy Co.	585	62,927

Public Service Enterprise Group, Inc.	3,703	182,048

		537,731

Oil, Gas & Consumable Fuels — 4.0%

Chevron Corp.	6,375	568,885

ConocoPhillips	11,798	495,748

Valero Energy Corp.	2,055	120,867

		1,185,500

Pharmaceuticals — 7.7%

Bristol-Myers Squibb Co.	12,551	737,972

Eli Lilly and Co.	2,122	348,468

Johnson & Johnson	5,125	720,689

Merck & Co., Inc.	3,456	267,220

Pfizer, Inc.	6,748	220,648

		2,294,997

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.2%

Norfolk Southern Corp.	1,945	341,526

Semiconductors & Semiconductor Equipment — 4.1%

Analog Devices, Inc.	4,634	568,308

Texas Instruments, Inc.	5,155	654,512

		1,222,820

Software — 2.4%

Microsoft Corp.	3,470	706,236

Specialty Retail — 3.1%

Best Buy Co., Inc.	1,210	105,636

Home Depot, Inc. (The)	2,482	621,784

TJX Cos., Inc. (The)	3,557	179,831

		907,251

Technology Hardware, Storage & Peripherals — 1.6%

Apple, Inc.	1,267	462,101

Textiles, Apparel & Luxury Goods — 0.5%

VF Corp.	2,459	149,850

Tobacco — 2.5%

Altria Group, Inc.	6,477	254,216

Philip Morris International, Inc.	6,815	477,445

		731,661

Total Common Stocks (Cost $24,776,423)		28,681,470

Short-Term Investments — 3.0%

Investment Companies — 3.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b) (Cost $882,345)	882,220	883,014

Total Investments — 100.0% (Cost $25,658,768)		29,564,484
Liabilities in Excess of Other Assets — 0.0% (c)		(9,547)

NET ASSETS — 100.0%		29,554,937

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
(c)	Amount rounds to less than 0.1% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 81.7%

Aerospace & Defense — 2.1%

General Dynamics Corp.	6	867

Northrop Grumman Corp.	7	2,300

Raytheon Technologies Corp.	14	835

		4,002

Beverages — 2.6%

Coca-Cola Co. (The)	34	1,512

Constellation Brands, Inc., Class A	5	830

PepsiCo, Inc.	20	2,580

		4,922

Biotechnology — 2.6%

AbbVie, Inc.	29	2,803

Alexion Pharmaceuticals, Inc. *	8	914

Regeneron Pharmaceuticals, Inc. *	2	1,204

		4,921

Building Products — 0.8%

Trane Technologies plc	18	1,570

Capital Markets — 3.0%

BlackRock, Inc.	1	704

CME Group, Inc.	12	2,001

Intercontinental Exchange, Inc.	25	2,267

S&P Global, Inc.	2	771

		5,743

Chemicals — 1.1%

Air Products and Chemicals, Inc.	3	829

Linde plc (United Kingdom)	6	1,244

		2,073

Commercial Services & Supplies — 0.9%

Waste Management, Inc.	16	1,691

Consumer Finance — 0.4%

American Express Co.	8	748

Containers & Packaging — 1.2%

Silgan Holdings, Inc.	74	2,388

Diversified Financial Services — 1.1%

Berkshire Hathaway, Inc., Class B *	12	2,133

Diversified Telecommunication Services — 1.2%

Verizon Communications, Inc.	41	2,237

Electric Utilities — 5.4%

American Electric Power Co., Inc.	18	1,407

Duke Energy Corp.	18	1,445

Entergy Corp.	21	2,000

Evergy, Inc.	12	718

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued

NextEra Energy, Inc.	10	2,448

Xcel Energy, Inc.	40	2,505

		10,523

Electrical Equipment — 0.6%

Eaton Corp. plc	13	1,163

Entertainment — 0.8%

Netflix, Inc. *	3	1,545

Equity Real Estate Investment Trusts (REITs) — 2.2%

Equinix, Inc.	3	2,058

Equity LifeStyle Properties, Inc.	9	534

Prologis, Inc.	9	809

Sun Communities, Inc.	6	810

		4,211

Food & Staples Retailing — 2.3%

Costco Wholesale Corp.	8	2,358

Kroger Co. (The)	23	789

Walmart, Inc.	11	1,337

		4,484

Food Products — 2.9%

Conagra Brands, Inc.	26	923

General Mills, Inc.	15	954

Hershey Co. (The)	9	1,160

Mondelez International, Inc., Class A	49	2,506

		5,543

Health Care Equipment & Supplies — 1.3%

Baxter International, Inc.	21	1,801

Medtronic plc	7	652

		2,453

Health Care Providers & Services — 0.8%

McKesson Corp.	4	611

UnitedHealth Group, Inc.	3	964

		1,575

Hotels, Restaurants & Leisure — 0.5%

McDonald’s Corp.	5	1,005

Household Products — 2.6%

Kimberly-Clark Corp.	17	2,378

Procter & Gamble Co. (The)	21	2,517

		4,895

Industrial Conglomerates — 1.4%

Honeywell International, Inc.	18	2,614

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 4.8%

Allstate Corp. (The)	24	2,320

Aon plc, Class A	9	1,647

Chubb Ltd.	16	2,053

Marsh & McLennan Cos., Inc.	6	591

Progressive Corp. (The)	31	2,448

RenaissanceRe Holdings Ltd. (Bermuda)	2	411

		9,470

Interactive Media & Services — 2.2%

Alphabet, Inc., Class A *	2	2,688

Facebook, Inc., Class A *	7	1,515

		4,203

Internet & Direct Marketing Retail — 1.5%

Amazon.com, Inc. *	1	2,908

IT Services — 7.0%

Accenture plc, Class A	13	2,895

Automatic Data Processing, Inc.	11	1,594

Jack Henry & Associates, Inc.	14	2,578

Leidos Holdings, Inc.	16	1,454

Mastercard, Inc., Class A	9	2,516

PayPal Holdings, Inc. *	7	1,133

Visa, Inc., Class A	7	1,350

		13,520

Life Sciences Tools & Services — 0.9%

Thermo Fisher Scientific, Inc.	5	1,639

Machinery — 1.6%

Cummins, Inc.	6	982

Deere & Co.	3	433

PACCAR, Inc.	22	1,679

		3,094

Media — 2.0%

Charter Communications, Inc., Class A *	5	2,394

Comcast Corp., Class A	36	1,413

		3,807

Metals & Mining — 0.3%

Newmont Corp.	9	572

Multiline Retail — 1.9%

Dollar Tree, Inc. *	15	1,385

Target Corp.	19	2,279

		3,664

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 2.1%

CMS Energy Corp.	40	2,364

Sempra Energy	14	1,622

		3,986

Oil, Gas & Consumable Fuels — 0.7%

Chevron Corp.	7	590

Kinder Morgan, Inc.	49	748

		1,338

Pharmaceuticals — 6.2%

Bristol-Myers Squibb Co.	41	2,436

Eli Lilly and Co.	16	2,695

Johnson & Johnson	17	2,421

Merck & Co., Inc.	31	2,383

Pfizer, Inc.	64	2,082

		12,017

Road & Rail — 1.4%

Norfolk Southern Corp.	6	1,037

Old Dominion Freight Line, Inc.	10	1,622

		2,659

Semiconductors & Semiconductor Equipment — 0.8%

Texas Instruments, Inc.	11	1,450

Software — 3.5%

Intuit, Inc.	8	2,460

Microsoft Corp.	14	2,900

salesforce.com, Inc. *	7	1,341

		6,701

Specialty Retail — 2.8%

AutoZone, Inc. *	2	1,863

Home Depot, Inc. (The)	7	1,821

Ross Stores, Inc.	5	401

TJX Cos., Inc. (The)	25	1,277

		5,362

Technology Hardware, Storage & Peripherals — 1.4%

Apple, Inc.	7	2,692

Textiles, Apparel & Luxury Goods — 0.5%

NIKE, Inc., Class B	10	980

Tobacco — 1.4%

Altria Group, Inc.	31	1,211

Philip Morris International, Inc.	20	1,410

		2,621

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc. *	16	1,642

Total Common Stocks (Cost $149,125)		156,764

	PRINCIPAL AMOUNT ($000)
Equity Linked Notes — 15.8%

Barclays Bank plc, ELN, 68.00%, 7/17/2020, (linked to S&P 500 Index) (a)	2	7,849

BMO Capital Markets Corp., ELN, 70.97%, 7/10/2020, (linked to S&P 500 Index) (a)	2	5,924

BNP Paribas, ELN, 72.67%, 7/31/2020, (linked to S&P 500 Index) (a)	2	6,578

Royal Bank of Canada, ELN, 81.10%, 7/24/2020, (linked to S&P 500 Index) (a)	1	4,701

Toronto-Dominion Bank (The), ELN, 78.20%, 8/7/2020, (linked to S&P 500 Index) (a)	2	5,199

Total Equity Linked Notes (Cost $30,098)		30,251

	SHARES (000)
Exchange-Traded Funds — 1.0%

International Equity — 1.0%

iShares Edge MSCI Min Vol USA ETF (Cost $1,844)	31	1,866

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Wireless Telecommunication Services — 0.0% (b)

T-Mobile US, Inc., expiring 7/27/2020 * (Cost $74)	15	3

	SHARES (000)
Short-Term Investments — 3.1%

Investment Companies — 3.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d) (Cost $5,899)	5,893	5,899

Total Investments — 101.6% (Cost $187,040)		194,783
Liabilities in Excess of Other Assets — (1.6)%		(3,053)

NET ASSETS — 100.0%		191,730

Percentages indicated are based on net assets.

Abbreviations

ELN	Equity-Linked Note
ETF	Exchange-Traded Fund

(a)	Securities exempt from registration under Rule 144A or Section 4 (a)(2), of the Securities Act of 1933, as amended.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.4%

Aerospace & Defense — 3.3%

General Dynamics Corp.	61	9,087

Northrop Grumman Corp.	16	4,981

Raytheon Technologies Corp.	157	9,649

		23,717

Banks — 8.7%

Bank of America Corp.	800	19,002

Citigroup, Inc.	164	8,363

Citizens Financial Group, Inc.	137	3,468

Cullen/Frost Bankers, Inc.	38	2,817

M&T Bank Corp.	38	3,972

PNC Financial Services Group, Inc. (The)	74	7,743

Truist Financial Corp.	322	12,105

US Bancorp	149	5,482

		62,952

Beverages — 0.7%

PepsiCo, Inc.	37	4,867

Biotechnology — 2.1%

AbbVie, Inc.	112	11,026

Amgen, Inc.	18	4,245

		15,271

Building Products — 0.6%

Trane Technologies plc	51	4,574

Capital Markets — 8.3%

BlackRock, Inc.	33	17,791

Charles Schwab Corp. (The)	118	3,968

Goldman Sachs Group, Inc. (The)	46	9,110

Morgan Stanley	363	17,533

T. Rowe Price Group, Inc.	94	11,584

		59,986

Chemicals — 1.4%

Air Products and Chemicals, Inc.	27	6,544

Axalta Coating Systems Ltd. *	176	3,964

		10,508

Commercial Services & Supplies — 0.6%

Republic Services, Inc.	55	4,472

Consumer Finance — 1.6%

American Express Co.	71	6,740

Capital One Financial Corp.	75	4,701

		11,441

Containers & Packaging — 0.4%

Ball Corp.	42	2,905

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 2.0%

Berkshire Hathaway, Inc., Class B *	81	14,441

Diversified Telecommunication Services — 1.1%

Verizon Communications, Inc.	151	8,304

Electric Utilities — 2.4%

Entergy Corp.	46	4,306

NextEra Energy, Inc.	31	7,325

Xcel Energy, Inc.	90	5,606

		17,237

Electrical Equipment — 0.9%

Eaton Corp. plc	78	6,788

Entertainment — 0.7%

Walt Disney Co. (The)	46	5,129

Equity Real Estate Investment Trusts (REITs) — 1.4%

AvalonBay Communities, Inc.	25	3,866

Ventas, Inc.	91	3,329

Vornado Realty Trust	81	3,099

		10,294

Food & Staples Retailing — 1.0%

Walmart, Inc.	63	7,522

Food Products — 1.1%

Mondelez International, Inc., Class A	150	7,675

Health Care Equipment & Supplies — 2.7%

Becton Dickinson and Co.	39	9,403

Medtronic plc	114	10,454

		19,857

Health Care Providers & Services — 3.8%

Anthem, Inc.	14	3,603

Cigna Corp.	44	8,304

Humana, Inc.	11	4,071

UnitedHealth Group, Inc.	41	12,004

		27,982

Hotels, Restaurants & Leisure — 1.0%

McDonald’s Corp.	39	7,176

Household Durables — 0.5%

Newell Brands, Inc.	213	3,375

Household Products — 1.3%

Colgate-Palmolive Co.	129	9,473

Industrial Conglomerates — 0.7%

Honeywell International, Inc.	37	5,408

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 4.2%

Chubb Ltd.	61	7,732

Hartford Financial Services Group, Inc. (The)	187	7,213

Loews Corp.	84	2,880

Marsh & McLennan Cos., Inc.	41	4,424

MetLife, Inc.	138	5,051

Prudential Financial, Inc.	49	2,978

		30,278

Interactive Media & Services — 2.0%

Alphabet, Inc., Class C *	10	14,601

Internet & Direct Marketing Retail — 0.6%

Booking Holdings, Inc. *	1	2,070

Expedia Group, Inc.	30	2,433

		4,503

IT Services — 1.8%

Fidelity National Information Services, Inc.	55	7,415

International Business Machines Corp.	47	5,616

		13,031

Machinery — 4.4%

Dover Corp.	106	10,204

IDEX Corp.	26	4,093

Otis Worldwide Corp.	53	3,028

Parker-Hannifin Corp.	61	11,199

Stanley Black & Decker, Inc.	25	3,526

		32,050

Media — 2.3%

Comcast Corp., Class A	352	13,702

Discovery, Inc., Class A *	153	3,226

		16,928

Multi-Utilities — 2.0%

CMS Energy Corp.	199	11,632

Public Service Enterprise Group, Inc.	59	2,920

		14,552

Oil, Gas & Consumable Fuels — 4.6%

Chevron Corp.	138	12,270

ConocoPhillips	198	8,306

EOG Resources, Inc.	107	5,408

Phillips 66	28	1,999

Pioneer Natural Resources Co.	15	1,485

Valero Energy Corp.	62	3,664

		33,132

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 6.9%

Bristol-Myers Squibb Co.	289	16,988

Eli Lilly and Co.	35	5,739

Johnson & Johnson	110	15,455

Merck & Co., Inc.	83	6,385

Pfizer, Inc.	166	5,441

		50,008

Road & Rail — 1.5%

CSX Corp.	54	3,766

Kansas City Southern	47	7,046

		10,812

Semiconductors & Semiconductor Equipment — 4.4%

Analog Devices, Inc.	107	13,098

NXP Semiconductors NV (Netherlands)	37	4,185

Texas Instruments, Inc.	115	14,614

		31,897

Software — 3.1%

Microsoft Corp.	112	22,875

Specialty Retail — 5.1%

AutoZone, Inc. *	8	8,923

Home Depot, Inc. (The)	59	14,731

Lowe’s Cos., Inc.	52	6,972

TJX Cos., Inc. (The)	124	6,259

		36,885

Technology Hardware, Storage & Peripherals — 1.8%

Apple, Inc.	36	13,297

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	89	8,707

Tobacco — 1.8%

Altria Group, Inc.	102	3,996

Philip Morris International, Inc.	129	9,051

		13,047

Trading Companies & Distributors — 0.4%

Watsco, Inc.	18	3,234

Total Common Stocks (Cost $534,823)		701,191

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.5%

Investment Companies — 3.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b) (Cost $25,216)	25,211	25,234

Total Investments — 99.9% (Cost $560,039)		726,425
Other Assets Less Liabilities — 0.1%		429

NET ASSETS — 100.0%		726,854

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.4%

Aerospace & Defense — 1.2%

General Dynamics Corp. (a)	171	25,527

Northrop Grumman Corp.	116	35,692

Raytheon Technologies Corp.	727	44,787

		106,006

Airlines — 0.3%

Delta Air Lines, Inc.	309	8,665

Southwest Airlines Co.	400	13,686

		22,351

Auto Components — 0.1%

Magna International, Inc. (Canada)	293	13,064

Automobiles — 0.2%

General Motors Co.	568	14,359

Banks — 3.0%

Bank of America Corp. (a)	1,895	45,002

Citigroup, Inc.	1,933	98,771

Citizens Financial Group, Inc.	705	17,798

KeyCorp	2,414	29,400

Regions Financial Corp.	1,862	20,711

Truist Financial Corp.	161	6,044

Wells Fargo & Co.	1,881	48,154

		265,880

Beverages — 1.1%

Coca-Cola Co. (The) (a)	1,272	56,821

Constellation Brands, Inc., Class A	246	43,016

		99,837

Biotechnology — 2.8%

AbbVie, Inc.	1,072	105,254

Alexion Pharmaceuticals, Inc. *	237	26,619

Amgen, Inc. (a)	64	15,004

Biogen, Inc. * (a)	88	23,576

Gilead Sciences, Inc.	41	3,120

Regeneron Pharmaceuticals, Inc. *	62	38,611

Vertex Pharmaceuticals, Inc. *	111	32,124

		244,308

Building Products — 0.8%

Carrier Global Corp.	829	18,425

Masco Corp.	557	27,955

Trane Technologies plc	251	22,315

		68,695

Capital Markets — 2.9%

BlackRock, Inc.	64	34,897

Charles Schwab Corp. (The)	459	15,502

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

CME Group, Inc.	124	20,148

Goldman Sachs Group, Inc. (The)	107	21,091

MarketAxess Holdings, Inc.	25	12,418

Morgan Stanley	1,126	54,383

MSCI, Inc.	36	11,876

S&P Global, Inc.	166	54,569

State Street Corp.	347	22,058

T. Rowe Price Group, Inc.	66	8,156

		255,098

Chemicals — 1.6%

Air Products and Chemicals, Inc.	70	17,021

Celanese Corp.	223	19,249

Dow, Inc.	431	17,561

DuPont de Nemours, Inc.	254	13,492

Eastman Chemical Co.	481	33,470

Linde plc (United Kingdom)	123	26,028

LyondellBasell Industries NV, Class A	163	10,704

		137,525

Commercial Services & Supplies — 0.1%

Cintas Corp. (a)	34	9,092

Communications Equipment — 0.4%

Cisco Systems, Inc.	603	28,131

Motorola Solutions, Inc.	32	4,462

		32,593

Consumer Finance — 0.6%

American Express Co. (a)	320	30,468

Capital One Financial Corp.	293	18,354

		48,822

Containers & Packaging — 0.5%

Avery Dennison Corp.	160	18,297

Crown Holdings, Inc. * (a)	234	15,250

Packaging Corp. of America	64	6,395

Westrock Co.	284	8,021

		47,963

Diversified Consumer Services — 0.0% (b)

H&R Block, Inc.	128	1,822

Diversified Financial Services — 1.5%

Berkshire Hathaway, Inc., Class B * (a)	706	126,061

Voya Financial, Inc.	31	1,455

		127,516

Diversified Telecommunication Services — 1.1%

Verizon Communications, Inc. (a)	1,813	99,925

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 2.3%

Duke Energy Corp.	230	18,345

Entergy Corp.	482	45,228

FirstEnergy Corp.	542	21,024

NextEra Energy, Inc. (a)	355	85,268

Southern Co. (The)	278	14,423

Xcel Energy, Inc. (a)	239	14,950

		199,238

Electrical Equipment — 0.9%

Eaton Corp. plc	637	55,725

Emerson Electric Co.	342	21,238

		76,963

Electronic Equipment, Instruments & Components — 0.1%

TE Connectivity Ltd.	112	9,159

Entertainment — 1.2%

Electronic Arts, Inc. *	57	7,518

Netflix, Inc. * (a)	217	98,767

		106,285

Equity Real Estate Investment Trusts (REITs) — 1.8%

Equinix, Inc.	65	45,367

Equity LifeStyle Properties, Inc.	134	8,371

Equity Residential	355	20,875

Mid-America Apartment Communities, Inc.	144	16,490

Prologis, Inc.	483	45,046

Realty Income Corp.	69	4,085

Sun Communities, Inc.	44	5,973

UDR, Inc.	95	3,566

Ventas, Inc.	253	9,268

		159,041

Food & Staples Retailing — 0.8%

Costco Wholesale Corp.	202	61,183

Kroger Co. (The)	374	12,670

		73,853

Food Products — 0.7%

Conagra Brands, Inc.	161	5,648

Mondelez International, Inc., Class A (a)	1,029	52,635

		58,283

Health Care Equipment & Supplies — 2.8%

ABIOMED, Inc. *	14	3,498

Baxter International, Inc.	509	43,796

Becton Dickinson and Co.	20	4,734

Boston Scientific Corp. * (a)	688	24,143

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

DexCom, Inc. *	22	9,083

Edwards Lifesciences Corp. *	142	9,825

Intuitive Surgical, Inc. * (a)	26	14,671

Medtronic plc (a)	939	86,074

Zimmer Biomet Holdings, Inc. (a)	423	50,477

		246,301

Health Care Providers & Services — 2.9%

Anthem, Inc. (a)	114	30,030

Cigna Corp. (a)	252	47,319

DaVita, Inc. *	122	9,685

McKesson Corp.	319	49,011

UnitedHealth Group, Inc. (a)	385	113,508

		249,553

Hotels, Restaurants & Leisure — 0.5%

Hilton Worldwide Holdings, Inc.	247	18,113

Yum! Brands, Inc.	280	24,358

		42,471

Household Durables — 0.3%

Lennar Corp., Class A	483	29,781

Household Products — 1.9%

Kimberly-Clark Corp.	274	38,746

Procter & Gamble Co. (The) (a)	1,059	126,608

		165,354

Industrial Conglomerates — 1.0%

Honeywell International, Inc. (a)	617	89,206

Insurance — 1.9%

Allstate Corp. (The) (a)	497	48,197

American International Group, Inc.	282	8,794

Aon plc, Class A	141	27,070

Arch Capital Group Ltd. *	141	4,041

Everest Re Group Ltd.	14	2,932

Hartford Financial Services Group, Inc. (The)	253	9,736

Marsh & McLennan Cos., Inc.	166	17,783

MetLife, Inc.	103	3,771

Progressive Corp. (The)	523	41,930

		164,254

Interactive Media & Services — 5.4%

Alphabet, Inc., Class A * (a)	109	154,685

Alphabet, Inc., Class C * (a)	97	137,530

Facebook, Inc., Class A * (a)	780	177,002

		469,217

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Internet & Direct Marketing Retail — 5.2%

Amazon.com, Inc. * (a)	153	421,496

Booking Holdings, Inc. * (a)	22	35,366

		456,862

IT Services — 6.3%

Accenture plc, Class A	285	61,137

Automatic Data Processing, Inc. (a)	298	44,325

FleetCor Technologies, Inc. *	28	7,020

International Business Machines Corp.	430	51,889

Leidos Holdings, Inc.	309	28,978

Mastercard, Inc., Class A (a)	526	155,545

PayPal Holdings, Inc. * (a)	690	120,174

Visa, Inc., Class A (a)	404	78,072

		547,140

Life Sciences Tools & Services — 1.3%

Illumina, Inc. *	47	17,567

Thermo Fisher Scientific, Inc. (a)	270	97,994

		115,561

Machinery — 1.7%

Cummins, Inc. (a)	230	39,774

Deere & Co.	140	22,074

Parker-Hannifin Corp.	217	39,683

Snap-on, Inc.	75	10,436

Stanley Black & Decker, Inc.	238	33,129

		145,096

Media — 2.2%

Altice USA, Inc., Class A * (a)	340	7,655

Charter Communications, Inc., Class A * (a)	168	85,877

Comcast Corp., Class A (a)	1,867	72,765

Discovery, Inc., Class A *	694	14,634

Discovery, Inc., Class C *	757	14,588

		195,519

Metals & Mining — 0.2%

Newmont Corp.	257	15,880

Multiline Retail — 0.7%

Dollar Tree, Inc. *	187	17,311

Target Corp.	363	43,498

		60,809

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	362	6,756

CMS Energy Corp.	363	21,201

DTE Energy Co.	128	13,769

Sempra Energy	90	10,499

		52,225

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 2.8%

Cabot Oil & Gas Corp.	154	2,654

Cheniere Energy, Inc. *	197	9,528

Chevron Corp. (a)	836	74,552

Diamondback Energy, Inc.	279	11,658

EOG Resources, Inc. (a)	755	38,258

Exxon Mobil Corp. (a)	381	17,043

Marathon Petroleum Corp. (a)	265	9,921

ONEOK, Inc.	370	12,284

Phillips 66	319	22,969

Pioneer Natural Resources Co. (a)	351	34,296

Williams Cos., Inc. (The)	393	7,472

		240,635

Pharmaceuticals — 4.1%

Bristol-Myers Squibb Co. (a)	1,431	84,161

Eli Lilly and Co. (a)	491	80,661

Johnson & Johnson (a)	563	79,180

Merck & Co., Inc. (a)	1,321	102,127

Pfizer, Inc.	474	15,491

		361,620

Professional Services — 0.1%

Verisk Analytics, Inc.	53	9,010

Road & Rail — 1.3%

CSX Corp.	458	31,921

Kansas City Southern	43	6,348

Lyft, Inc., Class A *	148	4,896

Norfolk Southern Corp. (a)	359	63,011

Union Pacific Corp. (a)	64	10,844

		117,020

Semiconductors & Semiconductor Equipment — 4.9%

Advanced Micro Devices, Inc. * (a)	357	18,792

Analog Devices, Inc. (a)	531	65,137

Applied Materials, Inc.	220	13,271

Intel Corp.	317	18,980

Lam Research Corp.	142	46,091

Microchip Technology, Inc.	174	18,277

Micron Technology, Inc. *	473	24,394

NVIDIA Corp. (a)	166	62,897

NXP Semiconductors NV (Netherlands)	323	36,834

Qorvo, Inc. *	194	21,406

QUALCOMM, Inc.	202	18,400

Texas Instruments, Inc. (a)	668	84,822

		429,301

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 8.8%

Fortinet, Inc. *	46	6,349

Intuit, Inc.	229	67,956

Microsoft Corp. (a)	2,901	590,359

salesforce.com, Inc. * (a)	481	90,108

Workday, Inc., Class A *	73	13,613

		768,385

Specialty Retail — 3.5%

AutoZone, Inc. * (a)	35	39,763

Best Buy Co., Inc. (a)	535	46,718

Home Depot, Inc. (The) (a)	367	91,973

Lowe’s Cos., Inc. (a)	543	73,413

Ross Stores, Inc. (a)	255	21,718

TJX Cos., Inc. (The)	691	34,960

		308,545

Technology Hardware, Storage & Peripherals — 6.4%

Apple, Inc. (a)	1,474	537,797

HP, Inc.	1,088	18,960

		556,757

Textiles, Apparel & Luxury Goods — 0.7%

Carter’s, Inc.	51	4,082

NIKE, Inc., Class B	495	48,486

Ralph Lauren Corp.	115	8,343

		60,911

Tobacco — 1.3%

Altria Group, Inc. (a)	1,266	49,704

Philip Morris International, Inc.	888	62,185

		111,889

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	501	52,176

Total Common Stocks (Cost $6,836,961)		8,339,156

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 3.4%

Put Options Purchased — 3.4%

Index Funds — 3.4%

S&P 500 Index 9/30/2020 at USD 2,930.00, European Style Notional Amount: USD 8,539,749 Exchange-Traded *	27,545	298,312

Total Options Purchased (Cost $309,275)		298,312

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Wireless Telecommunication Services — 0.0% (b)

T-Mobile US, Inc., expiring 7/27/2020 * (Cost $2,307)	481	81

	SHARES (000)
Short-Term Investments — 5.2%

Investment Companies — 5.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.06% (c) (d) (Cost $456,381)	456,381	456,381

Total Investments — 104.0% (Cost $7,604,924)		9,093,930
Liabilities in Excess of Other Assets — (4.0)%		(352,338)

NET ASSETS — 100.0%		8,741,592

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
S&P 500 E-Mini Index	1,049	09/2020	USD	161,769	1,680

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Written Call Options Contracts as of June 30, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	27,545	USD 8,539,749	USD 3,230.00	9/30/2020	(219,672)

Written Put Options Contracts as of June 30, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	27,545	USD 8,539,749	USD 2,465.00	9/30/2020	(85,527)

Total Written Options Contracts (Premiums Received $300,626)						(305,199)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.2%

Aerospace & Defense — 0.2%

TransDigm Group, Inc.	94	41,641

Automobiles — 5.7%

Tesla, Inc. * (a)	1,222	1,319,852

Beverages — 1.2%

Monster Beverage Corp. *	4,118	285,477

Biotechnology — 7.9%

Alnylam Pharmaceuticals, Inc. * (a)	483	71,493

Amgen, Inc.	1,415	333,671

Biogen, Inc. *	309	82,673

BioMarin Pharmaceutical, Inc.*	1,784	220,032

Exact Sciences Corp. * (a)	1,610	139,991

Moderna, Inc. * (a)	1,107	71,106

Regeneron Pharmaceuticals, Inc.*	636	396,578

Sarepta Therapeutics, Inc. * (a)	962	154,279

Seattle Genetics, Inc. * (a)	2,230	378,939

		1,848,762

Capital Markets — 5.6%

Blackstone Group, Inc. (The), Class A (a)	3,179	180,094

Charles Schwab Corp. (The)	4,975	167,847

MarketAxess Holdings, Inc.	979	490,149

Morgan Stanley (a)	1,483	71,605

MSCI, Inc.	313	104,386

S&P Global, Inc. (a)	873	287,702

		1,301,783

Chemicals — 2.1%

Air Products and Chemicals, Inc.	1,115	269,131

Sherwin-Williams Co. (The)	389	224,495

		493,626

Communications Equipment — 0.3%

Arista Networks, Inc. * (a)	285	59,796

Electrical Equipment — 1.7%

Rockwell Automation, Inc. (a)	1,852	394,519

Electronic Equipment, Instruments & Components — 0.6%

Amphenol Corp., Class A	1,401	134,230

Entertainment — 1.3%

Netflix, Inc. *	670	304,786

Equity Real Estate Investment Trusts (REITs) — 1.0%

Equinix, Inc. (a)	327	229,757

Health Care Equipment & Supplies — 3.8%

ABIOMED, Inc. *	343	82,807

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

DexCom, Inc. * (a)	1,357	550,087

Intuitive Surgical, Inc. *	459	261,367

		894,261

Health Care Providers & Services — 0.5%

McKesson Corp.	685	105,139

Health Care Technology — 0.7%

Veeva Systems, Inc., Class A*	687	161,000

Hotels, Restaurants & Leisure — 3.4%

Chipotle Mexican Grill, Inc. * (a)	470	494,399

Las Vegas Sands Corp.	1,995	90,852

Starbucks Corp. (a)	2,809	206,736

		791,987

Industrial Conglomerates — 0.9%

Roper Technologies, Inc. (a)	525	203,875

Interactive Media & Services — 7.7%

Alphabet, Inc., Class C *	548	774,746

Facebook, Inc., Class A *	2,732	620,429

Match Group, Inc. * (a)	2,297	245,926

Snap, Inc., Class A * (a)	5,862	137,694

Twitter, Inc. *	376	11,213

		1,790,008

Internet & Direct Marketing Retail — 9.9%

Alibaba Group Holding Ltd., ADR (China) *	992	213,888

Amazon.com, Inc. *	443	1,222,448

Booking Holdings, Inc. *	165	263,373

Grubhub, Inc. * (a)	1,101	77,414

MercadoLibre, Inc. (Argentina) *	451	444,587

Wayfair, Inc., Class A * (a)	411	81,277

		2,302,987

IT Services — 6.7%

FleetCor Technologies, Inc. *	316	79,383

Mastercard, Inc., Class A	1,939	573,362

PayPal Holdings, Inc. *	3,844	669,714

Shopify, Inc., Class A (Canada) *	172	163,073

Square, Inc., Class A * (a)	723	75,840

		1,561,372

Life Sciences Tools & Services — 1.5%

Illumina, Inc. *	320	118,429

Thermo Fisher Scientific, Inc.	640	231,847

		350,276

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Oil, Gas & Consumable Fuels — 0.3%

Phillips 66	1,052	75,610

Personal Products — 0.4%

Estee Lauder Cos., Inc. (The), Class A	499	94,076

Professional Services — 0.7%

CoStar Group, Inc. *	215	152,865

Road & Rail — 1.3%

Lyft, Inc., Class A * (a)	3,470	114,553

Norfolk Southern Corp.	1,122	196,972

		311,525

Semiconductors & Semiconductor Equipment — 9.2%

Advanced Micro Devices, Inc. *	8,849	465,556

ASML Holding NV (Registered), NYRS (Netherlands) (a)	985	362,399

Lam Research Corp.	640	207,111

NVIDIA Corp.	1,601	608,224

QUALCOMM, Inc.	1,684	153,607

Texas Instruments, Inc.	2,743	348,253

		2,145,150

Software — 10.6%

Atlassian Corp. plc, Class A *	862	155,411

Microsoft Corp.	6,845	1,393,005

ServiceNow, Inc. *	594	240,464

SS&C Technologies Holdings, Inc.	1,988	112,254

Synopsys, Inc. *	1,865	363,596

Trade Desk, Inc. (The), Class A * (a)	474	192,681

		2,457,411

Specialty Retail — 1.9%

Home Depot, Inc. (The)	1,458	365,153

Ross Stores, Inc.	835	71,182

		436,335

Technology Hardware, Storage & Peripherals — 6.9%

Apple, Inc. (a)	4,406	1,607,205

Textiles, Apparel & Luxury Goods — 1.2%

Lululemon Athletica, Inc. *	921	287,330

Total Common Stocks (Cost $11,896,273)		22,142,641

Short-Term Investments — 9.8%

Investment Companies — 4.7%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $1,083,765)	1,083,387	1,084,362

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 5.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	1,102,458	1,102,899

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	96,805	96,805

Total Investment of Cash Collateral from Securities Loaned (Cost $1,199,665)		1,199,704

Total Short-Term Investments (Cost $2,283,430)		2,284,066

Total Investments — 105.0% (Cost $14,179,703)		24,426,707
Liabilities in Excess of Other Assets — (5.0)%		(1,161,541)

NET ASSETS — 100.0%		23,265,166

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $1,215,560,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%

Aerospace & Defense — 3.1%

General Dynamics Corp.	82	12,316

Howmet Aerospace, Inc.	549	8,700

Raytheon Technologies Corp.	175	10,777

Spirit AeroSystems Holdings, Inc., Class A (a)	321	7,685

		39,478

Airlines — 0.5%

Southwest Airlines Co.	203	6,928

Auto Components — 1.9%

Aptiv plc	66	5,135

Autoliv, Inc. (Sweden) (a)	298	19,224

		24,359

Automobiles — 3.0%

Ford Motor Co.	806	4,903

General Motors Co.	1,288	32,597

		37,500

Banks — 10.8%

Bank of America Corp.	1,508	35,813

Citigroup, Inc.	829	42,375

Citizens Financial Group, Inc. (a)	279	7,029

East West Bancorp, Inc.	153	5,548

Regions Financial Corp. (a)	571	6,351

Wells Fargo & Co.	1,492	38,200

		135,316

Biotechnology — 2.5%

AbbVie, Inc.	65	6,382

Alexion Pharmaceuticals, Inc. *	159	17,879

Biogen, Inc. *	28	7,545

		31,806

Building Products — 4.0%

Carrier Global Corp.	419	9,312

Owens Corning	453	25,277

Trane Technologies plc	176	15,678

		50,267

Capital Markets — 3.2%

Invesco Ltd.	466	5,012

Morgan Stanley	735	35,476

		40,488

Chemicals — 9.6%

Celanese Corp.	209	18,002

CF Industries Holdings, Inc.	296	8,327

DuPont de Nemours, Inc.	424	22,543

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

Eastman Chemical Co.	223	15,551

FMC Corp.	503	50,060

Westlake Chemical Corp. (a)	120	6,443

		120,926

Containers & Packaging — 0.5%

International Paper Co. (a)	177	6,232

Electric Utilities — 0.5%

Entergy Corp.	72	6,736

Electrical Equipment — 0.5%

Sensata Technologies Holding plc *	168	6,243

Equity Real Estate Investment Trusts (REITs) — 5.8%

Realty Income Corp.	230	13,709

Ventas, Inc.	704	25,784

VEREIT, Inc.	1,206	7,751

Weingarten Realty Investors	697	13,196

Welltower, Inc.	246	12,715

		73,155

Food & Staples Retailing — 2.5%

US Foods Holding Corp. *	1,582	31,205

Food Products — 2.6%

Lamb Weston Holdings, Inc. (a)	505	32,265

Health Care Equipment & Supplies — 1.4%

Zimmer Biomet Holdings, Inc.	148	17,618

Health Care Providers & Services — 5.8%

Anthem, Inc.	64	16,778

Cigna Corp.	137	25,689

CVS Health Corp.	179	11,630

McKesson Corp.	121	18,579

		72,676

Hotels, Restaurants & Leisure — 2.2%

Darden Restaurants, Inc. (a)	260	19,715

InterContinental Hotels Group plc, ADR (United Kingdom) (a)	172	7,608

		27,323

Household Durables — 0.8%

Whirlpool Corp. (a)	82	10,634

Insurance — 4.3%

American International Group, Inc.	432	13,454

Chubb Ltd.	117	14,803

Hartford Financial Services Group, Inc. (The)	236	9,082

MetLife, Inc.	225	8,224

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Prudential Financial, Inc.	143	8,678

		54,241

Internet & Direct Marketing Retail — 0.4%

Booking Holdings, Inc. *	3	5,095

IT Services — 1.8%

WEX, Inc. *	137	22,672

Machinery — 2.5%

AGCO Corp.	234	12,995

Snap-on, Inc. (a)	54	7,493

Stanley Black & Decker, Inc.	77	10,704

		31,192

Media — 4.4%

Comcast Corp., Class A	1,289	50,238

Discovery, Inc., Class A * (a)	232	4,895

		55,133

Metals & Mining — 0.3%

Alcoa Corp. * (a)	284	3,192

Oil, Gas & Consumable Fuels — 6.6%

Chevron Corp.	69	6,157

Diamondback Energy, Inc.	322	13,458

EOG Resources, Inc.	476	24,093

Parsley Energy, Inc., Class A	1,611	17,209

Pioneer Natural Resources Co.	232	22,637

		83,554

Pharmaceuticals — 4.4%

Bristol-Myers Squibb Co.	534	31,423

Elanco Animal Health, Inc. * (a)	267	5,727

Merck & Co., Inc.	239	18,513

		55,663

Real Estate Management & Development — 1.6%

CBRE Group, Inc., Class A *	167	7,565

Cushman & Wakefield plc * (a)	1,002	12,481

		20,046

Road & Rail — 2.4%

Lyft, Inc., Class A * (a)	348	11,478

Norfolk Southern Corp.	106	18,592

		30,070

Semiconductors & Semiconductor Equipment — 4.3%

Microchip Technology, Inc. (a)	134	14,080

NXP Semiconductors NV (Netherlands)	63	7,139

ON Semiconductor Corp. * (a)	1,673	33,163

		54,382

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 2.7%

AutoNation, Inc. * (a)	296	11,116

Best Buy Co., Inc. (a)	189	16,520

Lowe’s Cos., Inc.	48	6,432

		34,068

Textiles, Apparel & Luxury Goods — 0.1%

Levi Strauss & Co., Class A (a)	138	1,848

Tobacco — 0.9%

Philip Morris International, Inc.	169	11,812

Wireless Telecommunication Services — 0.8%

T-Mobile US, Inc. *	96	9,946

Total Common Stocks (Cost $1,244,175)		1,244,069

	NO. OF RIGHTS (000)
Rights — 0.1%

Pharmaceuticals — 0.1%

Bristol-Myers Squibb Co., CVR, expiring 12/31/2020 *	214	767

Wireless Telecommunication Services — 0.0% (b)

T-Mobile US, Inc., expiring 7/27/2020 *	96	16

Total Rights (Cost $915)		783

	SHARES (000)
Short-Term Investments — 5.8%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d) (Cost $12,570)	12,558	12,570

Investment of Cash Collateral from Securities Loaned — 4.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (c) (d)	51,684	51,705

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d)	8,693	8,692

Total Investment of Cash Collateral from Securities Loaned (Cost $60,398)		60,397

Total Short-Term Investments (Cost $72,968)		72,967

Total Investments — 104.6% (Cost $1,318,058)		1,317,819
Liabilities in Excess of Other Assets — (4.6)%		(57,822)

NET ASSETS — 100.0%		1,259,997

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Abbreviations

ADR	American Depositary Receipt
CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $59,241,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.0%

Aerospace & Defense — 2.3%

Northrop Grumman Corp.	1,104	339,268

Banks — 4.1%

Huntington Bancshares, Inc.	11,284	101,951

KeyCorp	9,110	110,966

SVB Financial Group *	643	138,481

Truist Financial Corp.	7,102	266,685

		618,083

Beverages — 3.6%

Coca-Cola Co. (The)	4,107	183,511

Constellation Brands, Inc., Class A	2,003	350,479

		533,990

Biotechnology — 3.1%

AbbVie, Inc.	4,178	410,194

Biogen, Inc. *	206	55,001

		465,195

Capital Markets — 2.0%

Ameriprise Financial, Inc.	975	146,226

Morgan Stanley	3,268	157,865

		304,091

Chemicals — 1.2%

Eastman Chemical Co.	2,505	174,443

Containers & Packaging — 1.3%

Crown Holdings, Inc. *	2,966	193,179

Diversified Telecommunication Services — 2.8%

Verizon Communications, Inc.	7,626	420,396

Electric Utilities — 3.7%

NextEra Energy, Inc.	1,479	355,091

Xcel Energy, Inc. (a)	3,184	199,021

		554,112

Electrical Equipment — 2.5%

Eaton Corp. plc	4,197	367,131

Entertainment — 1.8%

Netflix, Inc. *	590	268,620

Equity Real Estate Investment Trusts (REITs) — 2.7%

Prologis, Inc.	4,401	410,725

Health Care Equipment & Supplies — 4.2%

Baxter International, Inc.	2,038	175,500

Boston Scientific Corp. *	9,456	332,013

Intuitive Surgical, Inc. * (a)	212	120,801

		628,314

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 4.9%

Cigna Corp.	1,519	284,989

Quest Diagnostics, Inc.	1,481	168,810

UnitedHealth Group, Inc.	954	281,244

		735,043

Hotels, Restaurants & Leisure — 3.1%

McDonald’s Corp.	1,652	304,747

Yum! Brands, Inc.	1,891	164,317

		469,064

Insurance — 1.9%

Chubb Ltd.	1,182	149,641

Progressive Corp. (The)	1,722	137,984

		287,625

Interactive Media & Services — 5.4%

Alphabet, Inc., Class A *	484	686,454

Facebook, Inc., Class A *	561	127,403

		813,857

Internet & Direct Marketing Retail — 5.9%

Amazon.com, Inc. *	322	887,187

IT Services — 7.9%

Booz Allen Hamilton Holding Corp. (a)	1,028	79,947

FleetCor Technologies, Inc. *	812	204,362

Leidos Holdings, Inc.	2,604	243,924

Mastercard, Inc., Class A	2,182	645,343

		1,173,576

Machinery — 0.8%

Stanley Black & Decker, Inc. (a)	822	114,595

Media — 1.5%

Altice USA, Inc., Class A *	4,306	97,064

Charter Communications, Inc., Class A * (a)	246	125,645

		222,709

Oil, Gas & Consumable Fuels — 1.3%

Diamondback Energy, Inc.	1,206	50,456

Pioneer Natural Resources Co. (a)	1,499	146,467

		196,923

Pharmaceuticals — 2.9%

Bristol-Myers Squibb Co.	3,670	215,812

Eli Lilly and Co.	1,324	217,343

		433,155

Road & Rail — 2.5%

Norfolk Southern Corp.	2,157	378,751

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 9.3%

Advanced Micro Devices, Inc. *	1,488	78,272

Analog Devices, Inc.	1,985	243,446

ASML Holding NV (Registered), NYRS (Netherlands)	754	277,467

NXP Semiconductors NV (Netherlands)	1,571	179,176

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	5,058	287,146

Texas Instruments, Inc.	2,423	307,619

		1,373,126

Software — 10.0%

Microsoft Corp.	5,542	1,127,756

salesforce.com, Inc. *	1,901	356,199

		1,483,955

Specialty Retail — 2.9%

O’Reilly Automotive, Inc. *	732	308,813

Ross Stores, Inc.	1,420	121,082

		429,895

Technology Hardware, Storage & Peripherals — 4.4%

Apple, Inc.	1,821	664,203

Total Common Stocks (Cost $10,549,672)		14,941,211

Short-Term Investments — 0.4%

Investment Companies — 0.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c)(Cost $41,341)	41,304	41,341

Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	1,073	1,074

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	12,605	12,605

Total Investment of Cash Collateral from Securities Loaned (Cost $13,679)		13,679

Total Short-Term Investments (Cost $55,020)		55,020

Total Investments — 100.4% (Cost $10,604,692)		14,996,231
Liabilities in Excess of Other Assets — (0.4)%		(57,469)

NET ASSETS — 100.0%		14,938,762

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $13,372,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 129.5%
Common Stocks — 128.3%

Aerospace & Defense — 2.3%

Northrop Grumman Corp. (a)	131	40,267

Raytheon Technologies Corp.	490	30,211

		70,478

Auto Components — 0.6%

Aptiv plc	56	4,340

BorgWarner, Inc.	150	5,302

Magna International, Inc. (Canada)	189	8,416

		18,058

Banks — 3.4%

Bank of America Corp. (a)	1,210	28,736

Citigroup, Inc.	873	44,598

First Republic Bank	122	12,958

SVB Financial Group *	59	12,616

Truist Financial Corp.	127	4,779

		103,687

Beverages — 1.8%

Coca-Cola Co. (The) (a)	628	28,037

PepsiCo, Inc. (a)	203	26,893

		54,930

Biotechnology — 4.0%

AbbVie, Inc.	641	62,946

Alexion Pharmaceuticals, Inc. *	114	12,812

Amgen, Inc.	35	8,371

Biogen, Inc. *	48	12,862

Regeneron Pharmaceuticals, Inc. *	18	11,219

Vertex Pharmaceuticals, Inc. *	53	15,282

		123,492

Building Products — 1.7%

Carrier Global Corp.	317	7,034

Masco Corp.	259	12,982

Trane Technologies plc	368	32,705

		52,721

Capital Markets — 3.1%

BlackRock, Inc. (a)	52	28,262

Morgan Stanley (a)	1,037	50,109

State Street Corp.	239	15,201

		93,572

Chemicals — 4.3%

Air Products and Chemicals, Inc.	141	34,038

Celanese Corp.	169	14,565

DuPont de Nemours, Inc.	58	3,071

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

Eastman Chemical Co.	145	10,085

FMC Corp.	248	24,738

Linde plc (United Kingdom)	207	43,812

		130,309

Commercial Services & Supplies — 0.2%

Waste Management, Inc.	59	6,280

Consumer Finance — 0.8%

American Express Co.	257	24,452

Diversified Financial Services — 0.4%

Voya Financial, Inc.	281	13,093

Diversified Telecommunication Services — 0.5%

Verizon Communications, Inc.	293	16,163

Electric Utilities — 3.7%

Entergy Corp.	180	16,870

Evergy, Inc.	175	10,403

FirstEnergy Corp.	130	5,026

NextEra Energy, Inc. (a)	228	54,652

Xcel Energy, Inc.	416	26,015

		112,966

Electrical Equipment — 0.9%

AMETEK, Inc.	77	6,864

Eaton Corp. plc	210	18,381

Sensata Technologies Holding plc *	75	2,776

		28,021

Electronic Equipment, Instruments & Components — 0.2%

TE Connectivity Ltd.	67	5,451

Energy Equipment & Services — 0.2%

Baker Hughes Co.	327	5,029

Entertainment — 2.0%

Electronic Arts, Inc. *	86	11,422

Netflix, Inc. * (a)	87	39,789

Warner Music Group Corp., Class A *	334	9,862

		61,073

Equity Real Estate Investment Trusts (REITs) — 4.6%

Brixmor Property Group, Inc.	485	6,224

Equinix, Inc.	31	22,022

Equity LifeStyle Properties, Inc.	193	12,042

JBG SMITH Properties	68	2,010

Prologis, Inc.	404	37,715

Realty Income Corp.	129	7,669

SBA Communications Corp.	81	24,085

Ventas, Inc.	582	21,310

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

WP Carey, Inc.	89	6,007

		139,084

Food & Staples Retailing — 0.6%

Albertsons Cos., Inc., Class A *	457	7,199

Costco Wholesale Corp.	37	11,232

		18,431

Food Products — 0.7%

Conagra Brands, Inc.	139	4,902

Mondelez International, Inc., Class A (a)	335	17,135

		22,037

Health Care Equipment & Supplies — 3.4%

Baxter International, Inc.	256	22,025

Boston Scientific Corp. * (a)	936	32,880

Medtronic plc	108	9,946

Zimmer Biomet Holdings, Inc. (a)	326	38,947

		103,798

Health Care Providers & Services — 4.0%

Cigna Corp. (a)	281	52,702

HCA Healthcare, Inc.	32	3,125

McKesson Corp.	168	25,844

UnitedHealth Group, Inc. (a)	140	41,421

		123,092

Hotels, Restaurants & Leisure — 1.7%

Las Vegas Sands Corp.	311	14,150

McDonald’s Corp.	56	10,280

Yum! Brands, Inc.	330	28,710

		53,140

Household Durables — 0.5%

Lennar Corp., Class A	271	16,674

Household Products — 1.9%

Kimberly-Clark Corp.	22	3,097

Procter & Gamble Co. (The)	469	56,088

		59,185

Industrial Conglomerates — 1.3%

Honeywell International, Inc. (a)	279	40,341

Insurance — 1.4%

Arthur J Gallagher & Co.	121	11,795

Chubb Ltd.	134	17,005

Progressive Corp. (The)	189	15,166

		43,966

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 5.7%

Alphabet, Inc., Class A * (a)	56	79,970

Alphabet, Inc., Class C * (a)	29	40,613

Facebook, Inc., Class A * (a)	235	53,376

		173,959

Internet & Direct Marketing Retail — 6.8%

Amazon.com, Inc. * (a)	69	190,557

Booking Holdings, Inc. *	10	15,984

		206,541

IT Services — 11.1%

Automatic Data Processing, Inc. (a)	177	26,425

Booz Allen Hamilton Holding Corp.	75	5,850

Fidelity National Information Services, Inc.	326	43,671

Fiserv, Inc. * (a)	284	27,757

Leidos Holdings, Inc.	363	34,005

Mastercard, Inc., Class A (a)	273	80,638

PayPal Holdings, Inc. *	498	86,813

WEX, Inc. *	202	33,278

		338,437

Life Sciences Tools & Services — 1.7%

Thermo Fisher Scientific, Inc.	146	52,851

Machinery — 1.9%

Parker-Hannifin Corp.	129	23,623

Snap-on, Inc.	36	4,955

Stanley Black & Decker, Inc.	218	30,319

		58,897

Media — 2.7%

Charter Communications, Inc., Class A * (a)	62	31,674

Comcast Corp., Class A (a)	773	30,141

Discovery, Inc., Class A *	819	17,277

Discovery, Inc., Class C *	227	4,376

		83,468

Multiline Retail — 0.5%

Dollar Tree, Inc. *	149	13,796

Multi-Utilities — 0.2%

CenterPoint Energy, Inc.	252	4,706

Oil, Gas & Consumable Fuels — 4.3%

Cheniere Energy, Inc. *	104	5,005

Chevron Corp.	222	19,805

ConocoPhillips	409	17,190

Diamondback Energy, Inc.	572	23,938

Marathon Petroleum Corp. (a)	221	8,243

Parsley Energy, Inc., Class A	509	5,432

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	49

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Oil, Gas & Consumable Fuels — continued

Phillips 66	101	7,294

Pioneer Natural Resources Co. (a)	214	20,935

TC Energy Corp. (Canada)	207	8,887

Williams Cos., Inc. (The)	745	14,174

		130,903

Pharmaceuticals — 4.1%

Bristol-Myers Squibb Co. (a)	693	40,720

Elanco Animal Health, Inc. *	135	2,890

Eli Lilly and Co.	243	39,973

Johnson & Johnson	114	15,968

Merck & Co., Inc.	323	24,963

		124,514

Road & Rail — 3.5%

CSX Corp.	228	15,915

Kansas City Southern	21	3,073

Lyft, Inc., Class A *	508	16,778

Norfolk Southern Corp. (a)	280	49,171

Union Pacific Corp. (a)	123	20,722

		105,659

Semiconductors & Semiconductor Equipment — 9.4%

Advanced Micro Devices, Inc. *	126	6,619

Analog Devices, Inc. (a)	274	33,602

ASML Holding NV (Registered), NYRS (Netherlands)	148	54,448

KLA Corp.	36	7,094

Lam Research Corp.	81	26,079

Micron Technology, Inc. *	147	7,595

NVIDIA Corp. (a)	74	27,947

NXP Semiconductors NV (Netherlands)	344	39,240

ON Semiconductor Corp. *	258	5,122

Qorvo, Inc. *	69	7,634

Skyworks Solutions, Inc.	16	2,105

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	528	29,953

Texas Instruments, Inc. (a)	279	35,442

Xilinx, Inc.	39	3,867

		286,747

Software — 11.8%

Ceridian HCM Holding, Inc. *	169	13,405

Intuit, Inc.	40	11,919

Microsoft Corp. (a)	1,124	228,802

Paylocity Holding Corp. *	146	21,295

salesforce.com, Inc. * (a)	259	48,471

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

ServiceNow, Inc. *	31	12,365

Workday, Inc., Class A *	109	20,441

		356,698

Specialty Retail — 5.9%

AutoZone, Inc. * (a)	13	14,535

Best Buy Co., Inc.	195	17,004

Home Depot, Inc. (The) (a)	171	42,888

Lowe’s Cos., Inc.	364	49,165

O’Reilly Automotive, Inc. *	100	42,068

TJX Cos., Inc. (The)	265	13,410

		179,070

Technology Hardware, Storage & Peripherals — 6.2%

Apple, Inc. (a)	517	188,420

Textiles, Apparel & Luxury Goods — 0.4%

NIKE, Inc., Class B	128	12,501

Tobacco — 0.8%

Altria Group, Inc.	310	12,166

Philip Morris International, Inc.	159	11,165

		23,331

Wireless Telecommunication Services — 1.1%

T-Mobile US, Inc. *	325	33,895

Total Common Stocks (Cost $2,450,302)		3,913,916

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Wireless Telecommunication Services — 0.0% (b)

T-Mobile US, Inc., expiring 7/27/2020 * (Cost $1)	— (c)	— (c)

	SHARES (000)
Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (d) (e) (Cost $35,657)	35,630	35,661

Total Long Positions (Cost $2,485,960)		3,949,577

Short Positions — (29.3)%
Common Stocks — (29.3)%

Aerospace & Defense — (0.7)%

Boeing Co. (The)	(30)	(5,545)

HEICO Corp.	(50)	(4,963)

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Aerospace & Defense — continued

Huntington Ingalls Industries, Inc.	(18)	(3,195)

Lockheed Martin Corp.	(12)	(4,337)

TransDigm Group, Inc.	(8)	(3,421)

		(21,461)

Air Freight & Logistics — (0.5)%

CH Robinson Worldwide, Inc.	(117)	(9,247)

Expeditors International of Washington, Inc.	(78)	(5,946)

		(15,193)

Automobiles — (0.2)%

Ford Motor Co.	(964)	(5,860)

Banks — (1.0)%

BancorpSouth Bank	(139)	(3,170)

Bank of Hawaii Corp.	(62)	(3,834)

Commerce Bancshares, Inc.	(165)	(9,818)

M&T Bank Corp.	(61)	(6,357)

Old National Bancorp	(174)	(2,399)

People’s United Financial, Inc.	(407)	(4,705)

		(30,283)

Biotechnology — (0.5)%

Gilead Sciences, Inc.	(203)	(15,589)

Building Products — (0.5)%

Fortune Brands Home & Security, Inc.	(74)	(4,711)

Johnson Controls International plc	(208)	(7,086)

Lennox International, Inc.	(16)	(3,616)

		(15,413)

Capital Markets — (0.7)%

Franklin Resources, Inc.	(256)	(5,360)

Nasdaq, Inc.	(73)	(8,705)

Northern Trust Corp.	(85)	(6,765)

		(20,830)

Chemicals — (0.4)%

Albemarle Corp.	(148)	(11,389)

RPM International, Inc.	(20)	(1,479)

		(12,868)

Commercial Services & Supplies — (0.1)%

Republic Services, Inc.	(35)	(2,883)

Communications Equipment — (1.3)%

Cisco Systems, Inc.	(518)	(24,180)

Juniper Networks, Inc.	(700)	(16,004)

		(40,184)

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — (0.3)%

Martin Marietta Materials, Inc.	(14)	(2,848)

Vulcan Materials Co.	(50)	(5,747)

		(8,595)

Consumer Finance — (0.1)%

Capital One Financial Corp.	(48)	(2,979)

Containers & Packaging — (1.0)%

AptarGroup, Inc.	(27)	(2,971)

Avery Dennison Corp.	(53)	(6,037)

Ball Corp.	(55)	(3,788)

International Paper Co.	(257)	(9,050)

Sealed Air Corp.	(39)	(1,270)

Sonoco Products Co.	(144)	(7,532)

		(30,648)

Diversified Telecommunication Services — (0.6)%

AT&T, Inc.	(465)	(14,062)

CenturyLink, Inc.	(432)	(4,332)

		(18,394)

Electric Utilities — (0.5)%

Exelon Corp.	(163)	(5,927)

Southern Co. (The)	(190)	(9,827)

		(15,754)

Electrical Equipment — (0.4)%

Acuity Brands, Inc.	(77)	(7,419)

Hubbell, Inc.	(29)	(3,586)

		(11,005)

Electronic Equipment, Instruments & Components — (0.2)%

Cognex Corp.	(106)	(6,326)

Energy Equipment & Services — (0.6)%

Halliburton Co.	(845)	(10,967)

Schlumberger Ltd.	(390)	(7,165)

		(18,132)

Entertainment — (1.7)%

Activision Blizzard, Inc.	(76)	(5,754)

Spotify Technology SA *	(87)	(22,388)

Take-Two Interactive Software, Inc. *	(52)	(7,220)

Walt Disney Co. (The)	(143)	(15,991)

		(51,353)

Equity Real Estate Investment Trusts (REITs) — (2.2)%

Crown Castle International Corp.	(38)	(6,291)

Digital Realty Trust, Inc.	(62)	(8,770)

Duke Realty Corp.	(85)	(3,025)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	51

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Equity Residential	(46)	(2,693)

Extra Space Storage, Inc.	(89)	(8,258)

Iron Mountain, Inc.	(379)	(9,894)

National Retail Properties, Inc.	(158)	(5,604)

Public Storage	(31)	(5,880)

Simon Property Group, Inc.	(187)	(12,815)

Vornado Realty Trust	(135)	(5,155)

		(68,385)

Food & Staples Retailing — (0.6)%

Kroger Co. (The)	(436)	(14,773)

Sysco Corp.	(51)	(2,813)

		(17,586)

Food Products — (0.7)%

Campbell Soup Co.	(206)	(10,203)

General Mills, Inc.	(68)	(4,180)

Hershey Co. (The)	(23)	(2,996)

Kellogg Co.	(40)	(2,627)

		(20,006)

Health Care Equipment & Supplies — (0.7)%

Abbott Laboratories	(118)	(10,764)

Dentsply Sirona, Inc.	(33)	(1,457)

Stryker Corp.	(40)	(7,180)

Varian Medical Systems, Inc. *	(24)	(2,974)

		(22,375)

Health Care Providers & Services — (0.7)%

AmerisourceBergen Corp.	(74)	(7,478)

Cardinal Health, Inc.	(56)	(2,935)

Henry Schein, Inc. *	(175)	(10,200)

		(20,613)

Health Care Technology — (0.3)%

Cerner Corp.	(129)	(8,843)

Hotels, Restaurants & Leisure — (0.5)%

Chipotle Mexican Grill, Inc. *	(5)	(4,978)

Starbucks Corp.	(145)	(10,688)

		(15,666)

Household Products — (0.7)%

Clorox Co. (The)	(102)	(22,483)

Industrial Conglomerates — (0.7)%

3M Co.	(91)	(14,130)

General Electric Co.	(1,176)	(8,030)

		(22,160)

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — (0.7)%

Allstate Corp. (The)	(84)	(8,186)

Aon plc, Class A	(25)	(4,725)

Axis Capital Holdings Ltd.	(41)	(1,668)

Globe Life, Inc.	(12)	(918)

Principal Financial Group, Inc.	(75)	(3,114)

Travelers Cos., Inc. (The)	(32)	(3,612)

		(22,223)

Interactive Media & Services — (0.3)%

Twitter, Inc. *	(329)	(9,793)

IT Services — (1.3)%

Accenture plc, Class A	(15)	(3,128)

Alliance Data Systems Corp.	(39)	(1,740)

Jack Henry & Associates, Inc.	(43)	(7,943)

Paychex, Inc.	(145)	(10,996)

Western Union Co. (The)	(676)	(14,607)

		(38,414)

Life Sciences Tools & Services — (0.7)%

Agilent Technologies, Inc.	(102)	(9,013)

Mettler-Toledo International, Inc. *	(4)	(3,576)

Waters Corp. *	(50)	(9,088)

		(21,677)

Machinery — (0.9)%

Caterpillar, Inc.	(79)	(9,999)

Donaldson Co., Inc.	(63)	(2,928)

Illinois Tool Works, Inc.	(70)	(12,313)

PACCAR, Inc.	(42)	(3,156)

		(28,396)

Media — (0.9)%

AMC Networks, Inc., Class A *	(58)	(1,352)

Fox Corp., Class A	(104)	(2,777)

Interpublic Group of Cos., Inc. (The)	(158)	(2,715)

Omnicom Group, Inc.	(168)	(9,187)

Sirius XM Holdings, Inc.	(1,554)	(9,125)

ViacomCBS, Inc.	(92)	(2,145)

		(27,301)

Multiline Retail — (0.4)%

Kohl’s Corp.	(192)	(3,978)

Macy’s, Inc.	(880)	(6,055)

Nordstrom, Inc.	(196)	(3,038)

		(13,071)

Multi-Utilities — (0.6)%

Consolidated Edison, Inc.	(162)	(11,689)

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Multi-Utilities — continued

NiSource, Inc.	(131)	(2,974)

Public Service Enterprise Group, Inc.	(65)	(3,210)

		(17,873)

Oil, Gas & Consumable Fuels — (2.0)%

Apache Corp.	(317)	(4,280)

Devon Energy Corp.	(198)	(2,245)

Enbridge, Inc. (Canada)	(305)	(9,284)

Exxon Mobil Corp.	(222)	(9,929)

Hess Corp.	(163)	(8,469)

HollyFrontier Corp.	(142)	(4,144)

Marathon Oil Corp.	(666)	(4,078)

Noble Energy, Inc.	(246)	(2,204)

Occidental Petroleum Corp.	(730)	(13,354)

Valero Energy Corp.	(36)	(2,105)

		(60,092)

Personal Products — 0.0% (b)

Coty, Inc., Class A	(301)	(1,345)

Pharmaceuticals — (0.1)%

Pfizer, Inc.	(92)	(3,021)

Professional Services — (0.4)%

Robert Half International, Inc.	(226)	(11,942)

Road & Rail — (0.3)%

JB Hunt Transport Services, Inc.	(67)	(8,063)

Werner Enterprises, Inc.	(35)	(1,533)

		(9,596)

Semiconductors & Semiconductor Equipment — (0.3)%

Broadcom, Inc.	(11)	(3,340)

Intel Corp.	(95)	(5,660)

		(9,000)

Software — (0.5)%

Adobe, Inc. *	(15)	(6,733)

Splunk, Inc. *	(39)	(7,831)

		(14,564)

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — (0.1)%

Bed Bath & Beyond, Inc.	(186)	(1,971)

Technology Hardware, Storage & Peripherals — (1.1)%

Hewlett Packard Enterprise Co.	(156)	(1,518)

HP, Inc.	(268)	(4,668)

NetApp, Inc.	(354)	(15,702)

Seagate Technology plc	(108)	(5,208)

Western Digital Corp.	(119)	(5,261)

Xerox Holdings Corp.	(157)	(2,403)

		(34,760)

Textiles, Apparel & Luxury Goods — (0.2)%

Hanesbrands, Inc.	(431)	(4,868)

Trading Companies & Distributors — (0.1)%

Fastenal Co.	(81)	(3,454)

Total Common Stocks (Proceeds $(963,436))		(895,228)

Total Short Positions (Proceeds $(963,436))		(895,228)

Total Investments — 100.2% (Cost $1,522,524)		3,054,349
Liabilities in Excess of Other Assets — (0.2)%		(4,043)

NET ASSETS — 100.0%		3,050,306

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registry Shares

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is approximately $1,215,707,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	14	09/2020	USD	2,159	(24)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	53

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Aerospace & Defense — 1.3%

General Dynamics Corp.	88	13,193

Northrop Grumman Corp.	60	18,446

Raytheon Technologies Corp.	376	23,146

		54,785

Airlines — 0.3%

Delta Air Lines, Inc.	160	4,478

Southwest Airlines Co.	207	7,073

		11,551

Auto Components — 0.2%

Magna International, Inc. (Canada)	152	6,752

Automobiles — 0.2%

General Motors Co.	293	7,421

Banks — 3.1%

Bank of America Corp.	979	23,257

Citigroup, Inc.	999	51,047

Citizens Financial Group, Inc.	364	9,198

KeyCorp	1,247	15,194

Regions Financial Corp.	963	10,703

Truist Financial Corp.	83	3,124

Wells Fargo & Co.	972	24,886

		137,409

Beverages — 1.2%

Coca-Cola Co. (The)	657	29,365

Constellation Brands, Inc., Class A	127	22,231

		51,596

Biotechnology — 2.9%

AbbVie, Inc.	554	54,396

Alexion Pharmaceuticals, Inc. *	123	13,757

Amgen, Inc.	33	7,754

Biogen, Inc. *	46	12,184

Gilead Sciences, Inc.	21	1,613

Regeneron Pharmaceuticals, Inc. *	32	19,954

Vertex Pharmaceuticals, Inc. *	57	16,602

		126,260

Building Products — 0.8%

Carrier Global Corp.	429	9,522

Masco Corp.	288	14,447

Trane Technologies plc	130	11,533

		35,502

Capital Markets — 3.0%

BlackRock, Inc.	33	18,035

Charles Schwab Corp. (The)	237	8,012

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

CME Group, Inc.	64	10,412

Goldman Sachs Group, Inc. (The)	55	10,900

MarketAxess Holdings, Inc.	13	6,418

Morgan Stanley	582	28,106

MSCI, Inc.	18	6,137

S&P Global, Inc.	86	28,202

State Street Corp.	179	11,400

T. Rowe Price Group, Inc.	34	4,215

		131,837

Chemicals — 1.6%

Air Products and Chemicals, Inc.	36	8,797

Celanese Corp.	115	9,948

Dow, Inc.	223	9,075

DuPont de Nemours, Inc.	131	6,973

Eastman Chemical Co.	248	17,298

Linde plc (United Kingdom)	63	13,451

LyondellBasell Industries NV, Class A	84	5,532

		71,074

Commercial Services & Supplies — 0.1%

Cintas Corp.	18	4,699

Communications Equipment — 0.4%

Cisco Systems, Inc.	312	14,538

Motorola Solutions, Inc.	16	2,306

		16,844

Consumer Finance — 0.6%

American Express Co.	165	15,746

Capital One Financial Corp.	152	9,486

		25,232

Containers & Packaging — 0.6%

Avery Dennison Corp.	83	9,457

Crown Holdings, Inc. *	121	7,881

Packaging Corp. of America	33	3,305

Westrock Co.	147	4,145

		24,788

Diversified Consumer Services — 0.0% (a)

H&R Block, Inc.	66	942

Diversified Financial Services — 1.5%

Berkshire Hathaway, Inc., Class B *	365	65,149

Voya Financial, Inc.	16	752

		65,901

Diversified Telecommunication Services — 1.2%

Verizon Communications, Inc.	937	51,642

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 2.4%

Duke Energy Corp.	119	9,481

Entergy Corp.	249	23,374

FirstEnergy Corp.	276	10,706

NextEra Energy, Inc.	183	44,067

Southern Co. (The)	144	7,454

Xcel Energy, Inc.	124	7,726

		102,808

Electrical Equipment — 0.9%

Eaton Corp. plc	329	28,799

Emerson Electric Co.	177	10,976

		39,775

Electronic Equipment, Instruments & Components — 0.1%

TE Connectivity Ltd.	58	4,733

Entertainment — 1.3%

Electronic Arts, Inc. *	29	3,885

Netflix, Inc. *	112	51,044

		54,929

Equity Real Estate Investment Trusts (REITs) — 1.9%

Equinix, Inc.	33	23,447

Equity LifeStyle Properties, Inc.	69	4,326

Equity Residential	183	10,788

Mid-America Apartment Communities, Inc.	74	8,522

Prologis, Inc.	249	23,280

Realty Income Corp.	35	2,111

Sun Communities, Inc.	23	3,087

UDR, Inc.	49	1,843

Ventas, Inc.	131	4,790

		82,194

Food & Staples Retailing — 0.9%

Costco Wholesale Corp.	104	31,620

Kroger Co. (The)	193	6,548

		38,168

Food Products — 0.7%

Conagra Brands, Inc.	83	2,919

Mondelez International, Inc., Class A	532	27,202

		30,121

Health Care Equipment & Supplies — 2.9%

ABIOMED, Inc. *	7	1,808

Baxter International, Inc.	263	22,634

Becton Dickinson and Co.	10	2,447

Boston Scientific Corp. *	355	12,477

DexCom, Inc. *	12	4,695

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Edwards Lifesciences Corp. *	73	5,078

Intuitive Surgical, Inc. *	13	7,582

Medtronic plc	485	44,482

Zimmer Biomet Holdings, Inc.	219	26,087

		127,290

Health Care Providers & Services — 3.0%

Anthem, Inc.	59	15,520

Cigna Corp.	130	24,455

DaVita, Inc. *	63	5,005

McKesson Corp.	165	25,329

UnitedHealth Group, Inc.	199	58,662

		128,971

Hotels, Restaurants & Leisure — 0.5%

Hilton Worldwide Holdings, Inc.	127	9,361

Yum! Brands, Inc.	145	12,589

		21,950

Household Durables — 0.4%

Lennar Corp., Class A	250	15,391

Household Products — 2.0%

Kimberly-Clark Corp.	142	20,024

Procter & Gamble Co. (The)	547	65,432

		85,456

Industrial Conglomerates — 1.1%

Honeywell International, Inc.	319	46,102

Insurance — 1.9%

Allstate Corp. (The)	257	24,908

American International Group, Inc.	146	4,545

Aon plc, Class A	73	13,990

Arch Capital Group Ltd. *	73	2,089

Everest Re Group Ltd.	7	1,515

Hartford Financial Services Group, Inc. (The)	131	5,032

Marsh & McLennan Cos., Inc.	86	9,190

MetLife, Inc.	53	1,949

Progressive Corp. (The)	270	21,669

		84,887

Interactive Media & Services — 5.6%

Alphabet, Inc., Class A *	56	79,943

Alphabet, Inc., Class C *	50	71,076

Facebook, Inc., Class A *	403	91,475

		242,494

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	55

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Internet & Direct Marketing Retail — 5.4%

Amazon.com, Inc. *	79	217,834

Booking Holdings, Inc. *	11	18,277

		236,111

IT Services — 6.4%

Accenture plc, Class A	147	31,596

Automatic Data Processing, Inc.	154	22,907

FleetCor Technologies, Inc. *	14	3,628

International Business Machines Corp.	222	26,816

Leidos Holdings, Inc.	160	14,976

Mastercard, Inc., Class A	272	80,388

PayPal Holdings, Inc. *	356	62,107

Visa, Inc., Class A	209	40,348

		282,766

Life Sciences Tools & Services — 1.4%

Illumina, Inc. *	25	9,079

Thermo Fisher Scientific, Inc.	140	50,644

		59,723

Machinery — 1.7%

Cummins, Inc.	119	20,557

Deere & Co.	73	11,408

Parker-Hannifin Corp.	112	20,508

Snap-on, Inc.	39	5,393

Stanley Black & Decker, Inc.	123	17,121

		74,987

Media — 2.3%

Altice USA, Inc., Class A *	176	3,956

Charter Communications, Inc., Class A *	87	44,383

Comcast Corp., Class A	965	37,605

Discovery, Inc., Class A *	358	7,563

Discovery, Inc., Class C *	391	7,539

		101,046

Metals & Mining — 0.2%

Newmont Corp.	133	8,207

Multiline Retail — 0.7%

Dollar Tree, Inc. *	97	8,946

Target Corp.	187	22,480

		31,426

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	187	3,491

CMS Energy Corp.	188	10,957

DTE Energy Co.	66	7,116

Sempra Energy	46	5,426

		26,990

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 2.8%

Cabot Oil & Gas Corp.	80	1,372

Cheniere Energy, Inc. *	102	4,924

Chevron Corp.	432	38,530

Diamondback Energy, Inc.	144	6,025

EOG Resources, Inc.	390	19,772

Exxon Mobil Corp.	197	8,808

Marathon Petroleum Corp.	137	5,127

ONEOK, Inc.	191	6,348

Phillips 66	165	11,870

Pioneer Natural Resources Co.	181	17,724

Williams Cos., Inc. (The)	203	3,862

		124,362

Pharmaceuticals — 4.3%

Bristol-Myers Squibb Co.	740	43,495

Eli Lilly and Co.	254	41,686

Johnson & Johnson	291	40,921

Merck & Co., Inc.	683	52,780

Pfizer, Inc.	245	8,006

		186,888

Professional Services — 0.1%

Verisk Analytics, Inc.	27	4,656

Road & Rail — 1.4%

CSX Corp.	237	16,498

Kansas City Southern	22	3,280

Lyft, Inc., Class A *	77	2,530

Norfolk Southern Corp.	185	32,565

Union Pacific Corp.	33	5,604

		60,477

Semiconductors & Semiconductor Equipment — 5.1%

Advanced Micro Devices, Inc. *	185	9,712

Analog Devices, Inc.	274	33,664

Applied Materials, Inc.	113	6,859

Intel Corp.	164	9,809

Lam Research Corp.	74	23,821

Microchip Technology, Inc.	90	9,445

Micron Technology, Inc. *	245	12,607

NVIDIA Corp.	86	32,505

NXP Semiconductors NV (Netherlands)	167	19,036

Qorvo, Inc. *	100	11,063

QUALCOMM, Inc.	104	9,509

Texas Instruments, Inc.	345	43,836

		221,866

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 9.0%

Fortinet, Inc. *	24	3,281

Intuit, Inc.	119	35,120

Microsoft Corp.	1,499	305,101

salesforce.com, Inc. *	249	46,569

Workday, Inc., Class A *	38	7,035

		397,106

Specialty Retail — 3.7%

AutoZone, Inc. *	18	20,550

Best Buy Co., Inc.	277	24,144

Home Depot, Inc. (The)	190	47,534

Lowe’s Cos., Inc.	281	37,940

Ross Stores, Inc.	132	11,224

TJX Cos., Inc. (The)	357	18,067

		159,459

Technology Hardware, Storage & Peripherals — 6.5%

Apple, Inc.	762	277,937

HP, Inc.	562	9,798

		287,735

Textiles, Apparel & Luxury Goods — 0.7%

Carter’s, Inc.	26	2,109

NIKE, Inc., Class B	256	25,058

Ralph Lauren Corp.	59	4,312

		31,479

Tobacco — 1.3%

Altria Group, Inc.	654	25,687

Philip Morris International, Inc.	459	32,138

		57,825

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	259	26,967

Total Common Stocks (Cost $2,976,403)		4,309,580

	NO. OF RIGHTS (000)
Rights — 0.0% (a)

Wireless Telecommunication Services — 0.0% (a)

T-Mobile US, Inc., expiring 7/27/2020 * (Cost $1,115)	232	39

	SHARES (000)
Short-Term Investments — 2.5%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $110,137)	110,045	110,144

Total Investments — 101.3% (Cost $3,087,655)		4,419,763
Liabilities in Excess of Other Assets — (1.3)%		(54,999)

NET ASSETS — 100.0%		4,364,764

Percentages indicated are based on net assets.

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	328	09/2020	USD	50,582	992

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
ASSETS:
Investments in non-affiliates, at value	$81,889		$28,681,470	$188,884
Investments in affiliates, at value	3,216		883,014	5,899
Cash	1		361	2
Receivables:
Investment securities sold	—		—	10,701
Fund shares sold	40		42,691	193
Interest and dividends from non-affiliates	44		51,541	1,298
Dividends from affiliates	—	(a)	11	—	(a)
Securities lending income (See Note 2.B.)	—	(a)	—	—
Other assets	—		168	—

Total Assets	85,190		29,659,256	206,977

LIABILITIES:
Payables:
Distributions	—		—	10
Investment securities purchased	—		50,059	14,200
Fund shares redeemed	10		37,478	906
Accrued liabilities:
Investment advisory fees	8		9,709	9
Administration fees	—		1,242	—
Distribution fees	3		1,597	5
Service fees	12		3,357	37
Custodian and accounting fees	9		173	12
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2	—	(a)
Audit fees	27		27	45
Printing and mailing costs	52		569	4
Registration fees	9		—	16
Other	6		106	3

Total Liabilities	136		104,319	15,247

Net Assets	$85,054		$29,554,937	$191,730

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
NET ASSETS:
Paid-in-Capital	$55,297	$26,551,129	$216,611
Total distributable earnings (loss)	29,757	3,003,808	(24,881)

Total Net Assets	$85,054	$29,554,937	$191,730

Net Assets:
Class A	$5,723	$3,234,850	$12,904
Class C	3,147	1,350,402	4,710
Class I	52,303	10,727,252	173,409
Class R2	—	72,182	—
Class R3	—	170,246	—
Class R4	—	106,277	—
Class R5	—	1,230,147	21
Class R6	23,881	12,663,581	686

Total	$85,054	$29,554,937	$191,730

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	213	199,425	996
Class C	123	85,030	363
Class I	1,910	649,396	13,378
Class R2	—	4,472	—
Class R3	—	10,504	—
Class R4	—	6,438	—
Class R5	—	74,412	2
Class R6	877	766,658	53

Net Asset Value (a):
Class A — Redemption price per share	$26.88	$16.22	$12.96
Class C — Offering price per share (b)	25.63	15.88	12.96
Class I — Offering and redemption price per share	27.38	16.52	12.96
Class R2 — Offering and redemption price per share	—	16.14	—
Class R3 — Offering and redemption price per share	—	16.21	—
Class R4 — Offering and redemption price per share	—	16.51	—
Class R5 — Offering and redemption price per share	—	16.53	12.96
Class R6 — Offering and redemption price per share	27.25	16.52	12.96
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$28.37	$17.12	$13.68

Cost of investments in non-affiliates	$58,592	$24,776,423	$181,141
Cost of investments in affiliates	3,215	882,345	5,899

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$701,191		$8,339,237		$22,142,641
Investments in affiliates, at value	25,234		456,381		1,084,362
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	—		—		1,199,704
Options purchased, at value	—		298,312		—
Cash	10		125		389
Deposits at broker for futures contracts	—		21,442		—
Receivables:
Investment securities sold	—		1,438,064		36,470
Fund shares sold	458		357,447		40,303
Dividends from non-affiliates	893		9,461		2,875
Dividends from affiliates	—	(a)	13		14
Securities lending income (See Note 2.B.)	—		—		2,105
Variation margin on futures contracts	—		3,458		—
Other assets	—		31		138

Total Assets	727,786		10,923,971		24,509,001

LIABILITIES:
Payables:
Investment securities purchased	—		1,867,528		—
Collateral received on securities loaned (See Note 2.B.)	—		—		1,199,704
Fund shares redeemed	337		5,598		32,745
Outstanding options written, at fair value	—		305,199		—
Accrued liabilities:
Investment advisory fees	207		1,587		7,064
Administration fees	25		472		411
Distribution fees	121		246		1,146
Service fees	109		1,457		2,278
Custodian and accounting fees	17		139		103
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	1
Audit fees	26		42		28
Printing and mailing costs	18		90		286
Registration fees	32		—		—
Other	40		21		69

Total Liabilities	932		2,182,379		1,243,835

Net Assets	$726,854		$8,741,592		$23,265,166

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Growth and Income Fund	JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$561,690	$7,976,458	$12,152,998
Total distributable earnings (loss)	165,164	765,134	11,112,168

Total Net Assets	$726,854	$8,741,592	$23,265,166

Net Assets:
Class A	$497,399	$473,314	$3,280,463
Class C	26,487	246,741	701,820
Class I	135,234	7,167,488	7,058,308
Class R2	1,126	—	118,628
Class R3	398	—	90,107
Class R4	1,159	—	64,792
Class R5	83	2,964	781,380
Class R6	64,968	851,085	11,169,668

Total	$726,854	$8,741,592	$23,265,166

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	10,903	21,684	68,286
Class C	652	11,372	19,807
Class I	2,798	327,324	144,303
Class R2	24	—	2,584
Class R3	8	—	1,864
Class R4	24	—	1,326
Class R5	2	135	15,564
Class R6	1,334	38,781	220,494

Net Asset Value (a):
Class A — Redemption price per share	$45.62	$21.83	$48.04
Class C — Offering price per share (b)	40.63	21.70	35.43
Class I — Offering and redemption price per share	48.34	21.90	48.91
Class R2 — Offering and redemption price per share	45.72	—	45.90
Class R3 — Offering and redemption price per share	48.25	—	48.34
Class R4 — Offering and redemption price per share	48.31	—	48.84
Class R5 — Offering and redemption price per share	48.69	21.93	50.20
Class R6 — Offering and redemption price per share	48.70	21.95	50.66
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$48.15	$23.04	$50.70

Cost of investments in non-affiliates	$534,823	$6,839,268	$11,896,273
Cost of investments in affiliates	25,216	456,381	1,083,765
Cost of options purchased	—	309,275	—
Investment securities on loan, at value (See Note 2.B.)	—	—	1,215,560
Cost of investment of cash collateral (See Note 2.B.)	—	—	1,199,665
Premiums received from options written	—	300,626	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
ASSETS:
Investments in non-affiliates, at value	$1,244,852		$14,941,211	$3,913,916		$4,309,619
Investments in affiliates, at value	12,570		41,341	35,661		110,144
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	60,397		13,679	—		—
Cash	6		47	23		44
Deposits at broker for futures contracts	—		—	368		9,236
Receivables:
Investment securities sold	2,020		65,587	39,484		10,105
Fund shares sold	676		12,528	697		3,431
Interest and dividends from non-affiliates	2,084		11,462	3,941		4,541
Dividends from affiliates	—	(a)	1	—	(a)	1
Tax reclaims	—		—	6		6
Securities lending income (See Note 2.B.)	26		24	—		—
Variation margin on futures contracts	—		—	26		871

Total Assets	1,322,631		15,085,880	3,994,122		4,447,998

LIABILITIES:
Payables:
Securities sold short, at value	—		—	895,228		—
Dividend expense to non-affiliates on securities sold short	—		—	1,071		—
Investment securities purchased	239		90,961	42,579		76,348
Collateral received on securities loaned (See Note 2.B.)	60,397		13,679	—		—
Fund shares redeemed	1,254		34,853	2,343		5,629
Accrued liabilities:
Investment advisory fees	375		4,634	1,570		714
Administration fees	48		658	146		155
Distribution fees	66		665	117		37
Service fees	78		881	308		62
Custodian and accounting fees	19		122	109		37
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	—	(a)	1
Audit fees	27		28	38		29
Printing and mailing costs	78		536	172		154
Registration fees	35		28	96		38
Other	18		72	39		30

Total Liabilities	62,634		147,118	943,816		83,234

Net Assets	$1,259,997		$14,938,762	$3,050,306		$4,364,764

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
NET ASSETS:
Paid-in-Capital	$1,337,326	$10,151,899	$1,092,254	$3,003,808
Total distributable earnings (loss)	(77,329)	4,786,863	1,958,052	1,360,956

Total Net Assets	$1,259,997	$14,938,762	$3,050,306	$4,364,764

Net Assets:
Class A	$119,402	$1,869,111	$267,701	$183,005
Class C	33,769	274,741	59,105	—
Class I	262,414	1,038,998	2,189,079	204,193
Class L	—	1,309,531	—	391,894
Class R2	17,777	216,689	4,560	—
Class R3	18	117,991	—	—
Class R4	11,823	21,651	—	—
Class R5	18,535	817,671	38,447	—
Class R6	796,259	9,272,379	491,414	3,585,672

Total	$1,259,997	$14,938,762	$3,050,306	$4,364,764

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,384	115,270	10,891	6,893
Class C	2,775	17,611	2,607	—
Class I	21,012	63,841	87,406	7,606
Class L	—	80,324	—	14,625
Class R2	1,410	13,508	194	—
Class R3	1	7,305	—	—
Class R4	929	1,332	—	—
Class R5	1,469	50,136	1,526	—
Class R6	63,531	567,326	19,515	133,743

Net Asset Value (a):
Class A — Redemption price per share	$12.72	$16.22	$24.58	$26.55
Class C — Offering price per share (b)	12.17	15.60	22.67	—
Class I — Offering and redemption price per share	12.49	16.27	25.04	26.85
Class L — Offering and redemption price per share	—	16.30	—	26.80
Class R2 — Offering and redemption price per share	12.61	16.04	23.54	—
Class R3 — Offering and redemption price per share	12.48	16.15	—	—
Class R4 — Offering and redemption price per share	12.73	16.25	—	—
Class R5 — Offering and redemption price per share	12.62	16.31	25.20	—
Class R6 — Offering and redemption price per share	12.53	16.34	25.18	26.81
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.42	$17.12	$25.94	$28.02

Cost of investments in non-affiliates	$1,245,090	$10,549,672	$2,450,303	$2,977,518
Cost of investments in affiliates	12,570	41,341	35,657	110,137
Investment securities on loan, at value (See Note 2.B.)	59,241	13,372	—	—
Cost of investment of cash collateral (See Note 2.B.)	60,398	13,679	—	—
Proceeds from securities sold short	—	—	963,436	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$9	$11,943
Interest income from affiliates	—	(a)	—	—
Dividend income from non-affiliates	1,544		779,142	2,277
Dividend income from affiliates	35		15,227	25
Income from securities lending (net) (See Note 2.B.)	—	(a)	—	—

Total investment income	1,579		794,378	14,245

EXPENSES:
Investment advisory fees	491		112,524	293
Administration fees	72		14,360	88
Distribution fees:
Class A	14		8,521	15
Class C	24		10,928	17
Class R2	—		433	—
Class R3	—		407	—
Service fees:
Class A	14		8,521	15
Class C	8		3,643	6
Class I	155		25,616	271
Class R2	—		216	—
Class R3	—		407	—
Class R4	—		231	—
Class R5	—		1,423	— (a)
Custodian and accounting fees	23		738	45
Interest expense to affiliates	—	(a)	1	2
Professional fees	55		347	97
Trustees’ and Chief Compliance Officer’s fees	26		126	26
Printing and mailing costs	40		1,631	22
Registration and filing fees	76		1,005	176
Transfer agency fees (See Note 2.J.)	5		864	2
Offering costs (See Note 2.H.)	—		—	5
Other	9		359	10

Total expenses	1,012		192,301	1,090

Less fees waived	(223)		(1,353)	(299)
Less expense reimbursements	—		—	(58)

Net expenses	789		190,948	733

Net investment income (loss)	790		603,430	13,512

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	11,965		(525,415)	(29,238)
Investments in affiliates	(2)		164	— (a)

Net realized gain (loss)	11,963		(525,251)	(29,238)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(8,471)		(2,031,491)	4,460
Investments in affiliates	1		588	— (a)

Change in net unrealized appreciation/depreciation	(8,470)		(2,030,903)	4,460

Net realized/unrealized gains (losses)	3,493		(2,556,154)	(24,778)

Change in net assets resulting from operations	$4,283		$(1,952,724)	$(11,266)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Growth and Income Fund	JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$58	$12
Interest income from affiliates	— (a)	—	— (a)
Dividend income from non-affiliates	17,415	131,924	143,212
Dividend income from affiliates	287	1,628	8,356
Non-cash dividend income from non-affiliates	—	9,811	—
Income from securities lending (net) (See Note 2.B.)	— (a)	—	9,815

Total investment income	17,702	143,421	161,395

EXPENSES:
Investment advisory fees	2,780	16,376	80,645
Administration fees	521	4,913	11,495
Distribution fees:
Class A	1,278	1,037	6,695
Class C	207	1,468	4,137
Class R2	3	—	604
Class R3	— (a)	—	165
Service fees:
Class A	1,278	1,037	6,695
Class C	69	489	1,379
Class I	258	13,347	12,683
Class R2	1	—	302
Class R3	— (a)	—	165
Class R4	1	—	68
Class R5	— (a)	2	713
Custodian and accounting fees	41	354	442
Interest expense to affiliates	—	7	4
Professional fees	60	147	240
Trustees’ and Chief Compliance Officer’s fees	28	48	88
Printing and mailing costs	51	391	709
Registration and filing fees	125	471	577
Transfer agency fees (See Note 2.J.)	193	125	524
Other	21	103	230

Total expenses	6,915	40,315	128,560

Less fees waived	(780)	(366)	(17,465)
Less expense reimbursements	(8)	(7)	(17)

Net expenses	6,127	39,942	111,078

Net investment income (loss)	11,575	103,479	50,317

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,993	(329,388)	1,883,710
Investments in affiliates	(1)	—	125
Options purchased	—	401,900	—
Futures contracts	—	14,045	—
Options written	—	(556,447)	—

Net realized gain (loss)	1,992	(469,890)	1,883,835

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(46,648)	914,381	3,286,356
Investments in affiliates	17	—	592
Options purchased	—	(9,352)	—
Futures contracts	—	441	—
Options written	—	(3,226)	—

Change in net unrealized appreciation/depreciation	(46,631)	902,244	3,286,948

Net realized/unrealized gains (losses)	(44,639)	432,354	5,170,783

Change in net assets resulting from operations	$(33,064)	$535,833	$5,221,100

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020 (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$43	$32	$29
Interest income from affiliates	—	— (a)	2	— (a)
Dividend income from non-affiliates	32,140	237,219	86,340	86,166
Dividend income from affiliates	480	2,292	988	793
Non-cash dividend income from non-affiliates	—	—	—	4,720
Income from securities lending (net) (See Note 2.B.)	105	201	—	—

Total investment income	32,726	239,755	87,362	91,708

EXPENSES:
Investment advisory fees	5,752	58,661	27,650	11,230
Administration fees	1,079	9,861	3,159	3,369
Distribution fees:
Class A	551	4,221	1,161	472
Class C	340	2,074	629	—
Class R2	100	1,136	25	—
Class R3	— (a)	283	—	—
Service fees:
Class A	551	4,221	1,161	472
Class C	113	691	210	—
Class I	662	2,555	7,354	526
Class L	—	1,423	—	401
Class R2	50	568	12	—
Class R3	— (a)	283	—	—
Class R4	32	55	—	—
Class R5	26	812	83	—
Custodian and accounting fees	56	428	268	142
Interest expense to affiliates	—	2	7	— (a)
Professional fees	68	217	120	112
Trustees’ and Chief Compliance Officer’s fees	31	79	42	43
Printing and mailing costs	103	466	112	52
Registration and filing fees	166	280	191	96
Transfer agency fees (See Note 2.J.)	110	388	109	75
Dividend expense to non-affiliates on securities sold short	—	—	28,761	—
Interest expense to non-affiliates on securities sold short	—	—	5,979	—
Other	25	214	71	77

Total expenses	9,815	88,918	77,104	17,067

Less fees waived	(1,106)	(6,033)	(5,804)	(4,578)
Less expense reimbursements	(18)	(86)	(3)	(34)

Net expenses	8,691	82,799	71,297	12,455

Net investment income (loss)	24,035	156,956	16,065	79,253

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(22,839)	1,059,829	1,393,660	808,278
Investments in affiliates	17	(3)	26	(11)
Futures contracts	—	14,270	(11,552)	878
Securities sold short	—	—	79,467	—

Net realized gain (loss)	(22,822)	1,074,096	1,461,601	809,145

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(109,303)	589,057	(1,035,662)	(499,924)
Investments in affiliates	(2)	(10)	2	3
Futures contracts	—	(142)	132	356
Securities sold short	—	—	(9,577)	—

Change in net unrealized appreciation/depreciation	(109,305)	588,905	(1,045,105)	(499,565)

Net realized/unrealized gains (losses)	(132,127)	1,663,001	416,496	309,580

Change in net assets resulting from operations	$(108,092)	$1,819,957	$432,561	$388,833

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$790	$1,021	$603,430	$417,629
Net realized gain (loss)	11,963	25,683	(525,251)	261,966
Change in net unrealized appreciation/depreciation	(8,470)	(16,976)	(2,030,903)	1,549,963

Change in net assets resulting from operations	4,283	9,728	(1,952,724)	2,229,558

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(962)	(681)	(100,496)	(140,305)
Class C	(540)	(399)	(36,790)	(57,794)
Class I	(10,258)	(14,230)	(324,790)	(356,669)
Class R2	—	—	(2,344)	(3,859)
Class R3	—	—	(4,859)	(5,148)
Class R4	—	—	(2,895)	(1,500)
Class R5	—	—	(46,903)	(59,529)
Class R6 (a)	(4,735)	(2)	(394,174)	(310,524)

Total distributions to shareholders	(16,495)	(15,312)	(913,251)	(935,328)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(9,562)	(140,958)	8,758,465	5,113,722

NET ASSETS:
Change in net assets	(21,774)	(146,542)	5,892,490	6,407,952
Beginning of period	106,828	253,370	23,662,447	17,254,495

End of period	$85,054	$106,828	$29,554,937	$23,662,447

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Growth and Income Fund
	Year Ended June 30, 2020	Period Ended June 30, 2019 (a)	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,512	$3,239	$11,575	$11,130
Net realized gain (loss)	(29,238)	(3,432)	1,992	16,767
Change in net unrealized appreciation/depreciation	4,460	3,283	(46,631)	12,931

Change in net assets resulting from operations	(11,266)	3,090	(33,064)	40,828

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(857)	(2)	(19,342)	(28,923)
Class C	(258)	(1)	(1,019)	(1,489)
Class I	(12,367)	(3,249)	(3,705)	(5,085)
Class R2	—	—	(16)	(6)
Class R3	—	—	(2)	(1)
Class R4	—	—	(12)	(1)
Class R5	(2)	(1)	(3)	(3)
Class R6	(39)	(1)	(2,189)	(2,303)

Total distributions to shareholders	(13,523)	(3,254)	(26,288)	(37,811)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	162,286	54,397	133,703	38,723

NET ASSETS:
Change in net assets	137,497	54,233	74,351	41,740
Beginning of period	54,233	—	652,503	610,763

End of period	$191,730	$54,233	$726,854	$652,503

(a)	Commencement of operations was August 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$103,479	$44,889	$50,317	$9,977
Net realized gain (loss)	(469,890)	(199,259)	1,883,835	2,059,616
Change in net unrealized appreciation/depreciation	902,244	377,249	3,286,948	(142,274)

Change in net assets resulting from operations	535,833	222,879	5,221,100	1,927,319

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,986)	(2,575)	(307,305)	(290,662)
Class C	(836)	(707)	(82,111)	(80,926)
Class I	(62,588)	(36,679)	(568,389)	(537,464)
Class R2	—	—	(16,104)	(19,576)
Class R3	—	—	(7,619)	(2,356)
Class R4	—	—	(2,550)	(823)
Class R5	(32)	(7)	(83,447)	(94,352)
Class R6	(8,633)	(3,472)	(964,234)	(744,597)

Total distributions to shareholders	(76,075)	(43,440)	(2,031,759)	(1,770,756)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,226,028	2,447,975	4,163,215	1,405,460

NET ASSETS:
Change in net assets	3,685,786	2,627,414	7,352,556	1,562,023
Beginning of period	5,055,806	2,428,392	15,912,610	14,350,587

End of period	$8,741,592	$5,055,806	$23,265,166	$15,912,610

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,035	$24,256	$156,956	$163,804
Net realized gain (loss)	(22,822)	(38,069)	1,074,096	1,320,157
Change in net unrealized appreciation/depreciation	(109,305)	29,360	588,905	(180,336)

Change in net assets resulting from operations	(108,092)	15,547	1,819,957	1,303,625

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,660)	(14,350)	(161,648)	(145,610)
Class C	(354)	(4,699)	(26,242)	(34,523)
Class I	(4,022)	(26,304)	(97,817)	(176,401)
Class L	—	—	(142,043)	(197,302)
Class R2	(207)	(1,479)	(21,799)	(28,317)
Class R3 (a)	— (b)	(1)	(11,145)	(10,133)
Class R4 (a)	(193)	(93)	(2,149)	(1,931)
Class R5	(425)	(2,258)	(80,738)	(104,750)
Class R6	(15,475)	(70,128)	(925,117)	(936,749)

Total distributions to shareholders	(23,336)	(119,312)	(1,468,698)	(1,635,716)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(19,703)	(137,459)	286,006	(424,509)

NET ASSETS:
Change in net assets	(151,131)	(241,224)	637,265	(756,600)
Beginning of period	1,411,128	1,652,352	14,301,497	15,058,097

End of period	$1,259,997	$1,411,128	$14,938,762	$14,301,497

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,065	$33,620	$79,253	$100,475
Net realized gain (loss)	1,461,601	962,925	809,145	517,266
Change in net unrealized appreciation/depreciation	(1,045,105)	(561,494)	(499,565)	(24,892)

Change in net assets resulting from operations	432,561	435,051	388,833	592,849

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(110,686)	(96,383)	(21,842)	(27,920)
Class C	(22,436)	(20,837)	—	—
Class I	(858,499)	(784,212)	(23,849)	(27,285)
Class L	—	—	(45,099)	(51,150)
Class R2	(1,126)	(839)	—	—
Class R5	(20,316)	(16,031)	—	—
Class R6	(161,893)	(193,852)	(463,809)	(633,551)

Total distributions to shareholders	(1,174,956)	(1,112,154)	(554,599)	(739,906)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,626,307)	(1,932,512)	(1,284,816)	(774,687)

NET ASSETS:
Change in net assets	(3,368,702)	(2,609,615)	(1,450,582)	(921,744)
Beginning of period	6,419,008	9,028,623	5,815,346	6,737,090

End of period	$3,050,306	$6,419,008	$4,364,764	$5,815,346

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,181	$2,435	$1,164,544	$755,202
Distributions reinvested	962	681	95,360	133,800
Cost of shares redeemed	(2,204)	(1,458)	(977,172)	(824,132)

Change in net assets resulting from Class A capital transactions	$939	$1,658	$282,732	$64,870

Class C
Proceeds from shares issued	$409	$529	$366,152	$284,340
Distributions reinvested	540	399	32,079	51,095
Cost of shares redeemed	(490)	(688)	(334,932)	(286,413)

Change in net assets resulting from Class C capital transactions	$459	$240	$63,299	$49,022

Class I
Proceeds from shares issued	$4,205	$23,367	$5,501,467	$3,482,287
Distributions reinvested	10,183	14,130	291,290	318,091
Cost of shares redeemed	(30,218)	(198,184)	(3,044,873)	(1,602,290)

Change in net assets resulting from Class I capital transactions	$(15,830)	$(160,687)	$2,747,884	$2,198,088

Class R2
Proceeds from shares issued	$—	$—	$23,230	$30,350
Distributions reinvested	—	—	2,243	3,484
Cost of shares redeemed	—	—	(40,287)	(25,985)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(14,814)	$7,849

Class R3
Proceeds from shares issued	$—	$—	$92,006	$64,756
Distributions reinvested	—	—	4,162	4,644
Cost of shares redeemed	—	—	(46,297)	(30,072)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$49,871	$39,328

Class R4
Proceeds from shares issued	$—	$—	$71,534	$57,970
Distributions reinvested	—	—	2,895	1,500
Cost of shares redeemed	—	—	(23,816)	(20,302)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$50,613	$39,168

Class R5
Proceeds from shares issued	$—	$—	$478,990	$460,008
Distributions reinvested	—	—	44,948	55,745
Cost of shares redeemed	—	—	(593,726)	(273,526)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(69,788)	$242,227

Class R6 (a)
Proceeds from shares issued	$7,519	$40,177	$7,465,340	$3,362,596
Subscriptions in-kind (See Note 9)	—	—	48,418	—
Distributions reinvested	4,735	2	377,452	292,441
Cost of shares redeemed	(7,384)	(22,348)	(2,242,542)	(1,127,173)
Redemptions in-kind (See Note 8)	—	—	—	(54,694)

Change in net assets resulting from Class R6 capital transactions	$4,870	$17,831	$5,648,668	$2,473,170

Total change in net assets resulting from capital transactions	$(9,562)	$(140,958)	$8,758,465	$5,113,722

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	79	81	67,608	44,333
Reinvested	35	25	5,373	8,045
Redeemed	(84)	(51)	(57,395)	(48,297)

Change in Class A Shares	30	55	15,586	4,081

Class C
Issued	17	18	21,351	17,076
Reinvested	21	15	1,838	3,143
Redeemed	(21)	(25)	(20,307)	(17,081)

Change in Class C Shares	17	8	2,882	3,138

Class I
Issued	143	726	317,929	201,387
Reinvested	366	511	16,183	18,776
Redeemed	(1,079)	(6,421)	(181,493)	(93,029)

Change in Class I Shares	(570)	(5,184)	152,619	127,134

Class R2
Issued	—	—	1,382	1,779
Reinvested	—	—	126	211
Redeemed	—	—	(2,304)	(1,521)

Change in Class R2 Shares	—	—	(796)	469

Class R3
Issued	—	—	5,236	3,784
Reinvested	—	—	235	280
Redeemed	—	—	(2,666)	(1,796)

Change in Class R3 Shares	—	—	2,805	2,268

Class R4
Issued	—	—	3,947	3,364
Reinvested	—	—	162	88
Redeemed	—	—	(1,344)	(1,151)

Change in Class R4 Shares	—	—	2,765	2,301

Class R5
Issued	—	—	26,787	26,643
Reinvested	—	—	2,489	3,283
Redeemed	—	—	(33,212)	(15,716)

Change in Class R5 Shares	—	—	(3,936)	14,210

Class R6 (a)
Issued	264	1,490	418,476	192,820
Subscriptions in-kind (See Note 9)	—	—	2,637	—
Reinvested	170	— (b)	21,032	17,229
Redeemed	(290)	(757)	(128,412)	(64,768)
Redemptions in-kind (See Note 8)	—	—	—	(3,151)

Change in Class R6 Shares	144	733	313,733	142,130

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.
(b)	Amount rounds to less than one thousand

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund			JPMorgan Growth and Income Fund
	Year Ended June 30, 2020	Period Ended June 30, 2019 (a)		Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$25,022	$123		$103,634	$48,540
Distributions reinvested	852	2		18,821	28,106
Cost of shares redeemed	(11,252)	—	(b)	(69,860)	(63,999)

Change in net assets resulting from Class A capital transactions	$14,622	$125		$52,595	$12,647

Class C
Proceeds from shares issued	$5,247	$20		$9,193	$8,554
Distributions reinvested	254	1		848	1,282
Cost of shares redeemed	(238)	—		(6,721)	(6,924)

Change in net assets resulting from Class C capital transactions	$5,263	$21		$3,320	$2,912

Class I
Proceeds from shares issued	$165,512	$51,120		$75,806	$37,640
Distributions reinvested	12,358	3,248		3,345	4,589
Cost of shares redeemed	(36,261)	(159)		(33,791)	(26,157)

Change in net assets resulting from Class I capital transactions	$141,609	$54,209		$45,360	$16,072

Class R2
Proceeds from shares issued	$—	$—		$1,202	$66
Distributions reinvested	—	—		16	6
Cost of shares redeemed	—	—		(111)	(3)

Change in net assets resulting from Class R2 capital transactions	$—	$—		$1,107	$69

Class R3
Proceeds from shares issued	$—	$—		$400	$—
Distributions reinvested	—	—		2	1
Cost of shares redeemed	—	—		— (b)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—		$402	$1

Class R4
Proceeds from shares issued	$—	$—		$1,340	$—
Distributions reinvested	—	—		12	1
Cost of shares redeemed	—	—		(38)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—		$1,314	$1

Class R5
Proceeds from shares issued	$—	$20		$71	$30
Distributions reinvested	2	1		3	3
Cost of shares redeemed	—	—		(55)	(3)

Change in net assets resulting from Class R5 capital transactions	$2	$21		$19	$30

Class R6
Proceeds from shares issued	$939	$20		$48,377	$12,212
Distributions reinvested	25	1		2,097	2,197
Cost of shares redeemed	(174)	—		(20,888)	(7,418)

Change in net assets resulting from Class R6 capital transactions	$790	$21		$29,586	$6,991

Total change in net assets resulting from capital transactions	$162,286	$54,397		$133,703	$38,723

(a)	Commencement of operations was August 31, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Equity Premium Income Fund			JPMorgan Growth and Income Fund
	Year Ended June 30, 2020	Period Ended June 30, 2019 (a)		Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	1,779	8		2,118	987
Reinvested	66	—	(b)	373	606
Redeemed	(857)	—	(b)	(1,432)	(1,316)

Change in Class A Shares	988	8		1,059	277

Class C
Issued	362	1		209	198
Reinvested	19	—	(b)	19	31
Redeemed	(19)	—		(160)	(158)

Change in Class C Shares	362	1		68	71

Class I
Issued	11,688	3,410		1,616	736
Reinvested	917	225		64	93
Redeemed	(2,849)	(11)		(675)	(519)

Change in Class I Shares	9,756	3,624		1,005	310

Class R2
Issued	—	—		24	1
Reinvested	—	—		— (b)	—	(b)
Redeemed	—	—		(2)	—	(b)

Change in Class R2 Shares	—	—		22	1

Class R3
Issued	—	—		7	—
Reinvested	—	—		— (b)	1
Redeemed	—	—		— (b)	—

Change in Class R3 Shares	—	—		7	1

Class R4
Issued	—	—		24	—
Reinvested	—	—		— (b)	1
Redeemed	—	—		(1)	—

Change in Class R4 Shares	—	—		23	1

Class R5
Issued	—	1		2	—	(b)
Reinvested	1	—	(b)	— (b)	—	(b)
Redeemed	—	—		(1)	—	(b)

Change in Class R5 Shares	1	1		1	—	(b)

Class R6
Issued	64	1		915	235
Reinvested	2	—	(b)	39	44
Redeemed	(14)	—		(395)	(144)

Change in Class R6 Shares	52	1		559	135

(a)	Commencement of operations was August 31, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$495,566	$200,515	$1,093,424	$565,602
Distributions reinvested	3,972	2,559	290,772	268,247
Cost of shares redeemed	(348,671)	(196,149)	(1,019,134)	(848,901)

Change in net assets resulting from Class A capital transactions	$150,867	$6,925	$365,062	$(15,052)

Class C
Proceeds from shares issued	$128,940	$98,773	$194,307	$101,496
Distributions reinvested	835	705	64,738	64,190
Cost of shares redeemed	(56,070)	(27,734)	(147,910)	(162,510)

Change in net assets resulting from Class C capital transactions	$73,705	$71,744	$111,135	$3,176

Class I
Proceeds from shares issued	$5,474,198	$3,264,704	$2,721,471	$1,278,824
Distributions reinvested	59,927	34,623	522,530	499,924
Cost of shares redeemed	(2,956,713)	(1,180,493)	(1,843,411)	(1,526,803)

Change in net assets resulting from Class I capital transactions	$2,577,412	$2,118,834	$1,400,590	$251,945

Class R2
Proceeds from shares issued	$—	$—	$36,135	$52,974
Distributions reinvested	—	—	13,984	15,016
Cost of shares redeemed	—	—	(83,183)	(85,360)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(33,064)	$(17,370)

Class R3
Proceeds from shares issued	$—	$—	$51,615	$41,442
Distributions reinvested	—	—	4,020	1,370
Cost of shares redeemed	—	—	(23,556)	(5,767)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$32,079	$37,045

Class R4
Proceeds from shares issued	$—	$—	$49,115	$5,495
Distributions reinvested	—	—	2,550	823
Cost of shares redeemed	—	—	(6,458)	(1,898)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$45,207	$4,420

Class R5
Proceeds from shares issued	$1,405	$1,826	$172,183	$171,763
Distributions reinvested	32	7	78,312	89,822
Cost of shares redeemed	(550)	(105)	(278,117)	(351,362)

Change in net assets resulting from Class R5 capital transactions	$887	$1,728	$(27,622)	$(89,777)

Class R6
Proceeds from shares issued	$755,421	$295,474	$3,367,122	$1,840,965
Distributions reinvested	3,351	978	931,375	723,675
Cost of shares redeemed	(335,615)	(47,708)	(2,028,669)	(1,333,567)

Change in net assets resulting from Class R6 capital transactions	$423,157	$248,744	$2,269,828	$1,231,073

Total change in net assets resulting from capital transactions	$3,226,028	$2,447,975	$4,163,215	$1,405,460

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	23,862	10,234	26,425	14,213
Reinvested	190	131	7,477	7,726
Redeemed	(17,011)	(10,028)	(24,532)	(21,501)

Change in Class A Shares	7,041	337	9,370	438

Class C
Issued	6,200	5,092	6,347	3,322
Reinvested	40	37	2,250	2,388
Redeemed	(2,757)	(1,432)	(4,817)	(5,303)

Change in Class C Shares	3,483	3,697	3,780	407

Class I
Issued	261,714	166,589	64,836	31,957
Reinvested	2,858	1,758	13,208	14,219
Redeemed	(145,069)	(60,565)	(44,234)	(38,672)

Change in Class I Shares	119,503	107,782	33,810	7,504

Class R2
Issued	—	—	906	1,393
Reinvested	—	—	376	449
Redeemed	—	—	(2,121)	(2,227)

Change in Class R2 Shares	—	—	(839)	(385)

Class R3
Issued	—	—	1,251	1,026
Reinvested	—	—	103	39
Redeemed	—	—	(568)	(148)

Change in Class R3 Shares	—	—	786	917

Class R4
Issued	—	—	1,166	139
Reinvested	—	—	64	23
Redeemed	—	—	(157)	(47)

Change in Class R4 Shares	—	—	1,073	115

Class R5
Issued	66	92	3,989	4,109
Reinvested	2	— (a)	1,927	2,499
Redeemed	(26)	(5)	(6,525)	(8,504)

Change in Class R5 Shares	42	87	(609)	(1,896)

Class R6
Issued	36,462	15,045	77,205	44,475
Reinvested	159	49	22,702	19,983
Redeemed	(16,768)	(2,420)	(47,053)	(32,490)

Change in Class R6 Shares	19,853	12,674	52,854	31,968

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$138,275	$38,199	$715,588	$668,701
Distributions reinvested	2,618	13,929	154,154	132,720
Cost of shares redeemed	(156,095)	(120,946)	(605,447)	(561,909)

Change in net assets resulting from Class A capital transactions	$(15,202)	$(68,818)	$264,295	$239,512

Class C
Proceeds from shares issued	$3,402	$12,245	$40,488	$47,501
Distributions reinvested	344	4,589	24,891	32,837
Cost of shares redeemed	(20,436)	(26,332)	(84,646)	(81,416)

Change in net assets resulting from Class C capital transactions	$(16,690)	$(9,498)	$(19,267)	$(1,078)

Class I
Proceeds from shares issued	$187,035	$180,351	$295,219	$408,617
Distributions reinvested	4,008	26,175	94,363	171,208
Cost of shares redeemed	(206,607)	(258,184)	(492,924)	(922,817)

Change in net assets resulting from Class I capital transactions	$(15,564)	$(51,658)	$(103,342)	$(342,992)

Class L
Proceeds from shares issued	$—	$—	$269,061	$340,083
Distributions reinvested	—	—	124,874	166,869
Cost of shares redeemed	—	—	(663,087)	(575,141)

Change in net assets resulting from Class L capital transactions	$—	$—	$(269,152)	$(68,189)

Class R2
Proceeds from shares issued	$4,111	$9,456	$28,578	$31,183
Distributions reinvested	196	1,316	21,162	26,663
Cost of shares redeemed	(6,217)	(4,971)	(82,008)	(72,348)

Change in net assets resulting from Class R2 capital transactions	$(1,910)	$5,801	$(32,268)	$(14,502)

Class R3 (a)
Proceeds from shares issued	$— (b)	$20	$27,510	$53,558
Distributions reinvested	— (b)	1	10,063	9,047
Cost of shares redeemed	— (b)	—	(33,612)	(9,993)

Change in net assets resulting from Class R3 capital transactions	$— (b)	$21	$3,961	$52,612

Class R4 (a)
Proceeds from shares issued	$1,815	$13,825	$4,496	$17,146
Distributions reinvested	192	93	2,149	1,931
Cost of shares redeemed	(3,474)	(1,201)	(8,139)	(6,325)

Change in net assets resulting from Class R4 capital transactions	$(1,467)	$12,717	$(1,494)	$12,752

Class R5
Proceeds from shares issued	$7,109	$20,278	$78,859	$73,209
Distributions reinvested	420	2,241	73,591	94,444
Cost of shares redeemed	(17,058)	(13,694)	(194,808)	(236,756)

Change in net assets resulting from Class R5 capital transactions	$(9,529)	$8,825	$(42,358)	$(69,103)

Class R6
Proceeds from shares issued	$166,602	$325,810	$1,785,782	$1,335,233
Subscriptions in-kind (See Note 9)	—	—	45,414	—
Distributions reinvested	15,432	69,882	919,240	934,866
Cost of shares redeemed	(141,375)	(430,541)	(2,264,805)	(2,503,620)

Change in net assets resulting from Class R6 capital transactions	$40,659	$(34,849)	$485,631	$(233,521)

Total change in net assets resulting from capital transactions	$(19,703)	$(137,459)	$286,006	$(424,509)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	10,104	2,636	46,733	43,450
Reinvested	196	1,057	9,829	9,250
Redeemed	(11,819)	(8,443)	(39,445)	(35,922)

Change in Class A Shares	(1,519)	(4,750)	17,117	16,778

Class C
Issued	262	893	2,740	3,118
Reinvested	26	365	1,647	2,381
Redeemed	(1,590)	(1,966)	(5,697)	(5,483)

Change in Class C Shares	(1,302)	(708)	(1,310)	16

Class I
Issued	14,482	12,677	18,972	26,279
Reinvested	306	2,016	5,999	11,895
Redeemed	(15,555)	(18,372)	(31,630)	(59,810)

Change in Class I Shares	(767)	(3,679)	(6,659)	(21,636)

Class L
Issued	—	—	17,663	21,487
Reinvested	—	—	7,922	11,566
Redeemed	—	—	(42,694)	(37,224)

Change in Class L Shares	—	—	(17,109)	(4,171)

Class R2
Issued	326	652	1,874	2,018
Reinvested	15	101	1,363	1,883
Redeemed	(468)	(353)	(5,292)	(4,597)

Change in Class R2 Shares	(127)	400	(2,055)	(696)

Class R3 (a)
Issued	— (b)	1	1,723	3,354
Reinvested	— (b)	— (b)	644	633
Redeemed	— (b)	—	(2,144)	(643)

Change in Class R3 Shares	— (b)	1	223	3,344

Class R4 (a)
Issued	134	1,113	290	1,067
Reinvested	14	7	137	134
Redeemed	(250)	(89)	(534)	(400)

Change in Class R4 Shares	(102)	1,031	(107)	801

Class R5
Issued	542	1,415	5,056	4,699
Reinvested	32	170	4,669	6,538
Redeemed	(1,286)	(950)	(12,468)	(15,115)

Change in Class R5 Shares	(712)	635	(2,743)	(3,878)

Class R6
Issued	12,775	22,094	113,479	85,926
Subscriptions in-kind (See Note 9)	—	—	2,771	—
Reinvested	1,189	5,350	58,213	64,491
Redeemed	(10,425)	(29,764)	(143,075)	(154,015)

Change in Class R6 Shares	3,539	(2,320)	31,388	(3,598)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$82,531	$135,379	$56,324	$34,397
Distributions reinvested	107,818	94,468	21,732	27,797
Cost of shares redeemed	(536,310)	(275,160)	(97,073)	(123,985)

Change in net assets resulting from Class A capital transactions	$(345,961)	$(45,313)	$(19,017)	$(61,791)

Class C
Proceeds from shares issued	$7,465	$12,993	$—	$—
Distributions reinvested	19,111	17,995	—	—
Cost of shares redeemed	(60,945)	(67,277)	—	—

Change in net assets resulting from Class C capital transactions	$(34,369)	$(36,289)	$—	$—

Class I
Proceeds from shares issued	$542,564	$888,442	$49,261	$56,824
Distributions reinvested	811,087	739,627	23,349	26,614
Cost of shares redeemed	(3,344,154)	(2,590,860)	(94,822)	(115,409)

Change in net assets resulting from Class I capital transactions	$(1,990,503)	$(962,791)	$(22,212)	$(31,971)

Class L
Proceeds from shares issued	$—	$—	$76,268	$60,334
Distributions reinvested	—	—	26,507	32,173
Cost of shares redeemed	—	—	(125,628)	(138,095)

Change in net assets resulting from Class L capital transactions	$—	$—	$(22,853)	$(45,588)

Class R2
Proceeds from shares issued	$1,116	$946	$—	$—
Distributions reinvested	808	532	—	—
Cost of shares redeemed	(1,967)	(2,235)	—	—

Change in net assets resulting from Class R2 capital transactions	$(43)	$(757)	$—	$—

Class R5
Proceeds from shares issued	$15,058	$22,201	$—	$—
Distributions reinvested	20,259	15,977	—	—
Cost of shares redeemed	(84,259)	(57,731)	—	—

Change in net assets resulting from Class R5 capital transactions	$(48,942)	$(19,553)	$—	$—

Class R6
Proceeds from shares issued	$91,207	$38,738	$898,953	$253,929
Distributions reinvested	113,531	166,828	462,987	633,410
Cost of shares redeemed	(411,227)	(1,073,375)	(1,245,965)	(1,522,676)
Redemptions in-kind (See Note 8)	—	—	(1,336,709)	—

Change in net assets resulting from Class R6 capital transactions	$(206,489)	$(867,809)	$(1,220,734)	$(635,337)

Total change in net assets resulting from capital transactions	$(2,626,307)	$(1,932,512)	$(1,284,816)	$(774,687)

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	3,532	4,895	2,164	1,253
Reinvested	4,576	3,825	890	1,116
Redeemed	(21,865)	(9,740)	(3,751)	(4,605)

Change in Class A Shares	(13,757)	(1,020)	(697)	(2,236)

Class C
Issued	340	506	—	—
Reinvested	873	773	—	—
Redeemed	(2,792)	(2,631)	—	—

Change in Class C Shares	(1,579)	(1,352)	—	—

Class I
Issued	22,659	31,989	1,907	2,021
Reinvested	33,851	29,468	945	1,056
Redeemed	(138,788)	(93,992)	(3,638)	(4,084)

Change in Class I Shares	(82,278)	(32,535)	(786)	(1,007)

Class L
Issued	—	—	3,031	2,291
Reinvested	—	—	1,075	1,280
Redeemed	—	—	(4,779)	(4,963)

Change in Class L Shares	—	—	(673)	(1,392)

Class R2
Issued	49	36	—	—
Reinvested	36	22	—	—
Redeemed	(90)	(82)	—	—

Change in Class R2 Shares	(5)	(24)	—	—

Class R5
Issued	639	840	—	—
Reinvested	840	633	—	—
Redeemed	(3,482)	(2,058)	—	—

Change in Class R5 Shares	(2,003)	(585)	—	—

Class R6
Issued	3,578	1,425	35,010	9,239
Reinvested	4,714	6,614	18,774	25,157
Redeemed	(16,836)	(38,577)	(46,532)	(54,997)
Redemptions in-kind (See Note 8)	—	—	(52,834)	—

Change in Class R6 Shares	(8,544)	(30,538)	(45,582)	(20,601)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	81

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2020

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$432,561

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(4,437,015)
Proceeds from disposition of investment securities	8,696,129
Covers of investment securities sold short	(2,603,850)
Proceeds from investment securities sold short	2,100,141
Purchases of short-term investments — affiliates, net	42,453
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	1,035,662
Change in unrealized (appreciation)/depreciation on investments in affiliates	(2)
Change in unrealized (appreciation)/depreciation on investment securities sold short	9,577
Net realized (gain)/loss on investments in non-affiliates	(1,393,660)
Net realized (gain)/loss on investments in affiliates	(26)
Net realized (gain)/loss on securities sold short	(79,467)
Decrease in interest and dividends receivable from non-affiliates	5,040
Decrease in dividends receivable from affiliates	5
Increase in tax reclaims receivable	(6)
Decrease in variation margin receivable	143
Decrease in dividend expense to non-affiliates on securities sold short	(1,782)
Decrease in interest expense to non-affiliates on securities sold short	(674)
Decrease in investment advisory fees payable	(1,904)
Decrease in administration fees payable	(79)
Decrease in distribution fees payable	(92)
Decrease in service fees payable	(385)
Decrease in custodian and accounting fees payable	(26)
Increase in audit fees payable	5
Decrease in printing and mailing cost payable	(61)
Increase in registration fees payable	96
Decrease in other accrued expenses payable	(68)

Net cash provided (used) by operating activities	3,802,715

Cash flows provided (used) by financing activities:
Proceeds from shares issued	742,052
Payment for shares redeemed	(4,444,274)
Cash distributions paid to shareholders (net of reinvestments of approximately $1,072,614,000)	(102,342)

Net cash provided (used) by financing activities	(3,804,564)

Cash:
Net increase (decrease) in unrestricted and restricted cash and deposits at broker	(1,849)
Restricted and unrestricted cash and deposits at broker at beginning of period	2,240

Restricted and unrestricted cash and deposits at broker at end of period	$391

Supplemental disclosure of cash flow information:

For the year ended June 30, 2020 the Fund paid approximately $6,660,000 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:

	June 30, 2019	June 30, 2020
Cash	$408	$23
Deposits at broker:
Futures contracts	1,832	368

	$2,240	$391

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Year Ended June 30, 2020	$30.15	$0.15	$1.68	$1.83	$(0.12)	$(4.98)	$(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2016	24.78	(0.01)	(0.38)	(0.39)	— (f)	(0.66)	(0.66)

Class C
Year Ended June 30, 2020	29.01	0.01	1.60	1.61	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13)	(0.37)	(0.50)	—	(0.66)	(0.66)

Class I
Year Ended June 30, 2020	30.60	0.23	1.70	1.93	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(0.39)	(0.33)	(0.04)	(0.66)	(0.70)

Class R6
Year Ended June 30, 2020	30.48	0.30	1.69	1.99	(0.24)	(4.98)	(5.22)
October 1, 2018 (g) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$26.88	5.87%	$5,723	1.10%	0.55%	1.34%	44%
30.15	9.22	5,511	1.09	0.42	1.41	45
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84
23.73	(1.60)	1,937	1.24	(0.03)	1.55	45

25.63	5.30	3,147	1.60	0.05	1.84	44
29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84
23.18	(2.10)	1,268	1.74	(0.54)	1.96	45

27.38	6.12	52,303	0.85	0.79	1.08	44
30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84
23.92	(1.37)	136,284	0.99	0.24	1.11	45

27.25	6.39	23,881	0.60	1.06	0.83	44
30.48	2.03	22,346	0.59	1.08	0.95	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Year Ended June 30, 2020	$17.83	$0.32	$(1.42)	$(1.10)	$(0.32)	$(0.19)	$(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	1.75	1.99	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2016	13.77	0.25	0.35	0.60	(0.25)	(0.11)	(0.36)

Class C
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	0.35	0.53	(0.20)	(0.11)	(0.31)

Class I
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	0.37	0.65	(0.28)	(0.11)	(0.39)

Class R2
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	0.35	0.56	(0.22)	(0.11)	(0.33)

Class R3
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	0.35	0.66	(0.30)	(0.11)	(0.41)

Class R6
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	0.34	0.67	(0.31)	(0.11)	(0.42)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$16.22	(6.36)%	$3,234,850	0.98%	1.83%	0.98%	22%
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14
14.01	4.45	3,370,383	1.04	1.83	1.11	20

15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14
13.80	4.01	1,304,007	1.54	1.33	1.58	20

16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14
14.23	4.75	4,679,200	0.79	2.07	0.81	20

16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14
13.97	4.20	77,230	1.29	1.59	1.45	20

16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14
14.23	4.89	722,424	0.59	2.28	0.64	20

16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14
14.22	4.98	1,913,077	0.50	2.43	0.50	20

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Equity Premium Income Fund
Class A
Year Ended June 30, 2020	$14.92	$1.88	$(2.42)	$(0.54)	$(1.42)
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)

Class C
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)

Class I
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)

Class R5
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)

Class R6
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$12.96	(3.78)%	$12,904	0.85%		14.21%		1.11%		236%
14.92	5.95	125	0.85	(g)	7.90	(g)	1.80	(g)	43

12.96	(4.26)	4,710	1.35		11.77		1.61		236
14.92	5.50	21	1.35	(g)	7.14	(g)	2.26	(g)	43

12.96	(3.57)	173,409	0.60		11.40		0.91		236
14.92	6.15	54,045	0.60	(g)	7.89	(g)	1.13	(g)	43

12.96	(3.43)	21	0.45		10.37		0.83		236
14.92	6.28	21	0.45	(g)	8.04	(g)	1.36	(g)	43

12.96	(3.33)	686	0.35		13.60		0.59		236
14.92	6.37	21	0.35	(g)	8.14	(g)	1.26	(g)	43

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth and Income Fund
Class A
Year Ended June 30, 2020	$49.84	$0.79	$(3.18)	$(2.39)	$(0.76)	$(1.07)	$(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)

Class C
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)

Class I
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)

Class R2
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R3
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$45.62	(5.11)%	$497,399	0.94%	1.61%	1.06%	22%
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28
42.75	1.02	422,151	1.06	1.38	1.13	39

40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39

48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39

45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity Fund
Class A
Year Ended June 30, 2020	$20.23	$0.28	$1.51	$1.79	$(0.19)
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)
Year Ended June 30, 2017	16.23	0.19	2.01	2.20	(0.19)
Year Ended June 30, 2016	16.47	0.20	(0.28)	(0.08)	(0.16)

Class C
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)
Year Ended June 30, 2017	16.17	0.10	2.01	2.11	(0.12)
Year Ended June 30, 2016	16.43	0.13	(0.29)	(0.16)	(0.10)

Class I
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)
Year Ended June 30, 2017	16.26	0.23	2.01	2.24	(0.23)
Year Ended June 30, 2016	16.50	0.25	(0.28)	(0.03)	(0.21)

Class R5
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)
Year Ended June 30, 2017	16.28	0.26	2.02	2.28	(0.26)
Year Ended June 30, 2016	16.51	0.24	(0.24)	— (d)	(0.23)

Class R6
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)
Year Ended June 30, 2017	16.28	0.25	2.03	2.28	(0.27)
Year Ended June 30, 2016	16.52	0.27	(0.27)	— (d)	(0.24)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$21.83	8.89%	$473,314	0.85%	1.35%	0.86%	68%
20.23	5.12	296,242	0.85	1.02	0.87	48
19.43	7.33	277,898	0.84	0.92	0.87	44
18.24	13.60	133,789	0.84	1.06	1.05	31
16.23	(0.43)	71,417	0.85	1.27	1.11	57

21.70	8.40	246,741	1.35	0.84	1.36	68
20.10	4.60	158,602	1.35	0.55	1.37	48
19.33	6.79	81,030	1.34	0.42	1.38	44
18.16	13.07	29,168	1.34	0.55	1.45	31
16.17	(0.95)	9,867	1.35	0.80	1.52	57

21.90	9.21	7,167,488	0.59	1.59	0.60	68
20.28	5.39	4,214,453	0.60	1.30	0.61	48
19.47	7.63	1,947,444	0.59	1.17	0.62	44
18.27	13.86	597,013	0.59	1.30	0.69	31
16.26	(0.17)	158,820	0.60	1.54	0.74	57

21.93	9.30	2,964	0.45	1.74	0.59	68
20.32	5.57	1,893	0.45	1.46	0.95	48
19.50	7.81	123	0.39	1.37	0.67	44
18.30	14.10	37	0.40	1.51	1.08	31
16.28	0.07	25	0.40	1.49	2.16	57

21.95	9.50	851,085	0.35	1.87	0.35	68
20.32	5.69	384,616	0.35	1.56	0.37	48
19.49	7.87	121,897	0.34	1.42	0.42	44
18.29	14.09	3,289	0.34	1.41	0.42	31
16.28	0.07	74	0.35	1.66	1.40	57

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Year Ended June 30, 2020	$41.87	$(0.01)	$11.39	$11.38	$—	$(5.21)	$(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.82	(0.06)	(2.23)	(2.29)	—	(1.60)	(1.60)

Class C
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)	(1.91)	(2.11)	—	(1.60)	(1.60)

Class I
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)	(2.23)	(2.24)	—	(1.60)	(1.60)

Class R2
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)	(2.18)	(2.33)	—	(1.60)	(1.60)

Class R3
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06	(2.25)	(2.19)	—	(1.60)	(1.60)

Class R6
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10	(2.26)	(2.16)	—	(1.60)	(1.60)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$48.04	30.09%	$3,280,463	0.94%	(0.03)%	1.04%	47%
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22
32.93	(6.45)	4,251,242	1.04	(0.17)	1.27	43

35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22
28.15	(6.90)	559,238	1.55	(0.67)	1.69	43

48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)	0.93	43

45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22
32.31	(6.67)	192,560	1.30	(0.43)	1.55	43

48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22
33.46	(6.10)	1,209,521	0.69	0.17	0.73	43

50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22
33.58	(6.00)	3,330,565	0.60	0.28	0.60	43

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Year Ended June 30, 2020	$14.11	$0.18	$(1.40)	$(1.22)	$(0.17)	$—	$(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)

Class C
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)

Class I
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)

Class R2
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)

Class R3
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)

Class R4
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)

Class R5
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)

Class R6
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$12.72	(8.66)%	$119,402	0.93%	1.33%	1.04%	177%
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145
12.71	(2.51)	96,373	0.93	1.27	1.12	219

12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219

12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219

12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219

12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219

12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Year Ended June 30, 2020	$15.86	$0.11	$1.82	$1.93	$(0.11)	$(1.46)	$(1.57)
Year Ended June 30, 2019	16.48	0.12	1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11	1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11	2.57	2.68	(0.11)	(0.53)	(0.64)
Year Ended June 30, 2016	14.75	0.12	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)

Class C
Year Ended June 30, 2020	15.31	0.03	1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04	2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)

Class I
Year Ended June 30, 2020	15.91	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14	2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)

Class L
Year Ended June 30, 2020	15.93	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16	2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)

Class R2
Year Ended June 30, 2020	15.70	0.07	1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07	2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)

Class R3
Year Ended June 30, 2020	15.80	0.11	1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (f) through June 30, 2017	14.11	0.08	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Year Ended June 30, 2020	15.89	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (f) through June 30, 2017	14.15	0.13	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Year Ended June 30, 2020	15.94	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17	2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)

Class R6
Year Ended June 30, 2020	15.97	0.19	1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18	2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$16.22	12.59%	$1,869,111	0.94%	0.70%	0.99%	84%
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83

15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83

16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83

16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83

16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83

16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83

16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2020	$27.51	$0.04	$2.65	$2.69	$(0.03)	$(5.59)	$(5.62)
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)
Year Ended June 30, 2018	30.35	— (g)	3.87	3.87	—	(4.12)	(4.12)
Year Ended June 30, 2017	26.06	— (g)	5.54	5.54	(0.01)	(1.24)	(1.25)
Year Ended June 30, 2016	29.81	0.04	(1.37)	(1.33)	— (g)	(2.42)	(2.42)

Class C
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14)	5.36	5.22	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.07	(0.10)	(1.32)	(1.42)	—	(2.42)	(2.42)

Class I
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	5.59	5.67	(0.09)	(1.24)	(1.33)
Year Ended June 30, 2016	30.07	0.10	(1.37)	(1.27)	(0.06)	(2.42)	(2.48)

Class R2
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07)	5.44	5.37	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.40	(0.03)	(1.34)	(1.37)	—	(2.42)	(2.42)

Class R5
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	5.62	5.75	(0.14)	(1.24)	(1.38)
Year Ended June 30, 2016	30.21	0.18	(1.40)	(1.22)	(0.13)	(2.42)	(2.55)

Class R6
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (i) through June 30, 2018	32.99	0.09	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.10% and 1.26% for the year ended June 30, 2020, 1.09% and 1.34% for the year ended June 30, 2019, 1.15% and 1.40% for the year ended June 30, 2018, 1.25% and 1.43% for the year ended June 30, 2017 and 1.26% and 1.49% for the year ended June 30, 2016; for Class C are 1.60% and 1.76% for the year ended June 30, 2020, 1.60% and 1.85% for the year ended June 30, 2019, 1.65% and 1.90% for the year ended June 30, 2018, 1.75% and 1.94% for the year ended June 30, 2017 and 1.76% and 2.00% for the year ended June 30, 2016; for Class I are 0.85% and 1.01% for the year ended June 30, 2020, 0.85% and 1.09% for the year ended June 30, 2019, 0.90% and 1.15% for the year ended June 30, 2018, 0.98% and 1.16% for the year ended June 30, 2017 and 1.00% and 1.21% for the year ended June 30, 2016; for Class R2 are 1.45% and 1.52% for the year ended June 30, 2020, 1.45% and 1.63% for the year ended June 30, 2019, 1.47% and 1.67% for the year ended June 30, 2018, 1.50% and 1.76% for the year ended June 30, 2017 and 1.51% and 1.84% for the year ended June 30, 2016; for Class R5 are 0.80% and 0.85% for the year ended June 30, 2020, 0.80% and 0.94% for the year ended June 30, 2019, 0.79% and 1.00% for the year ended June 30, 2018, 0.80% and 0.96% for the year ended June 30, 2017 and 0.80% and 0.97% for the year ended June 30, 2016; for Class R6 are 0.70% and 0.75% for the year ended June 30, 2020, 0.70% and 0.85% for the year ended June 30, 2019 and 0.70% and 0.90% for the period ended June 30, 2018, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$24.58	11.66%	$267,701	1.92%	0.19%	2.08%	85%	134%
27.51	6.84	678,071	1.91	0.22	2.16	98	148
30.10	13.16	772,656	2.01	0.01	2.26	110	161
30.35	21.64	791,067	2.20	0.00 (h)	2.39	94	131
26.06	(4.52)	890,217	2.21	0.14	2.44	88	127

22.67	11.11	59,105	2.42	(0.32)	2.58	85	134
25.88	6.31	108,332	2.42	(0.29)	2.67	98	148
28.65	12.58	158,677	2.50	(0.50)	2.75	110	161
29.21	21.05	201,031	2.70	(0.50)	2.89	94	131
25.23	(4.98)	212,879	2.71	(0.37)	2.95	88	127

25.04	11.93	2,189,079	1.67	0.40	1.83	85	134
27.94	7.11	4,740,691	1.67	0.46	1.91	98	148
30.51	13.46	6,169,553	1.75	0.27	2.00	110	161
30.66	21.95	8,075,047	1.94	0.27	2.12	94	131
26.32	(4.28)	8,175,603	1.95	0.38	2.16	88	127

23.54	11.32	4,560	2.27	(0.13)	2.34	85	134
26.62	6.45	5,304	2.27	(0.14)	2.45	98	148
29.31	12.81	6,528	2.31	(0.30)	2.52	110	161
29.74	21.33	6,207	2.45	(0.24)	2.71	94	131
25.61	(4.74)	5,987	2.46	(0.11)	2.79	88	127

25.20	11.99	38,447	1.62	0.46	1.67	85	134
28.08	7.14	99,113	1.62	0.51	1.76	98	148
30.65	13.57	126,084	1.65	0.37	1.85	110	161
30.81	22.18	168,526	1.76	0.47	1.92	94	131
26.44	(4.07)	591,379	1.75	0.73	1.92	88	127

25.18	12.10	491,414	1.52	0.58	1.57	85	134
28.07	7.30	787,497	1.52	0.59	1.67	98	148
30.63	6.10	1,795,125	1.54	0.44	1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Year Ended June 30, 2020	$27.38	$0.38	$1.80	$2.18	$(0.31)	$(2.70)	$—	$(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	—	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)

Class I
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	—	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	—	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)

Class L
Year Ended June 30, 2020	27.61	0.45	1.82	2.27	(0.38)	(2.70)	—	(3.08)
Year Ended June 30, 2019	28.57	0.41	1.97	2.38	(0.41)	(2.93)	—	(3.34)
Year Ended June 30, 2018	25.58	0.38	2.98	3.36	(0.37)	—	—	(0.37)
Year Ended June 30, 2017	21.89	0.35	3.75	4.10	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	—	(1.28)

Class R6
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	—	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	—	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$26.55	9.08%	$183,005	0.60%	1.45%	0.85%	59%
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40
21.74	(4.30)	497,934	0.85	1.20	1.02	122

26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122

26.80	9.36	391,894	0.35	1.70	0.44	59
27.61	9.66	422,351	0.35	1.50	0.44	42
28.57	13.20	476,809	0.35	1.38	0.44	45
25.58	18.86	835,535	0.40	1.47	0.49	40
21.89	(3.94)	824,559	0.45	1.59	0.50	122

26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6(1)	JPM I	Diversified(5)
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund(2)	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Growth and Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3(3), Class R4(3), Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A(4), Class I, Class L(6) and Class R6	JPM I	Diversified

(1)	Class R6 commenced operations on October 1, 2018 for JPMorgan Equity Focus Fund.
(2)	Equity Premium Income Fund commenced operations on August 31, 2018.
(3)	Class R3 and Class R4 commenced operations on October 1, 2018 for JPMorgan Large Cap Value Fund.
(4)	Class A Shares are publicly offered on a limited basis for JPMorgan U.S. Research Enhanced Equity Fund.
(5)	Effective February 12, 2020, JPMorgan Equity Focus Fund is classified as a diversified fund.
(6)	On July 6, 2020, the Funds’ Class L Shares will be converted into Class I Shares. Additionally, on July 6, 2020, the Class L Shares were no longer offered.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.

The investment objective of JPMorgan Growth and Income Fund (“Growth and Income Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

104	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Class L Shares for U.S. Equity Fund and Class A and Class L Shares for U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

Class A Shares for the U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly , follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$85,105	$—	$—	$85,105

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$29,564,484	$—	$—	$29,564,484

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$156,764	$—	$—	$156,764
Equity Linked Notes	—	30,251	—	30,251
Exchange-Traded Funds	1,866	—	—	1,866
Rights	3	—	—	3
Short-Term Investments
Investment Companies	5,899	—	—	5,899

Total Investments in Securities	$164,532	$30,251	$—	$194,783

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$726,425	$—	$—	$726,425

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,093,930	$—	$—	$9,093,930

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,680	$—	$—	$1,680

Depreciation in Other Financial Instruments
Options Written
Call Options Written	$(219,672)	$—	$—	$(219,672)
Put Options Written	(85,527)	—	—	(85,527)

Total Depreciation in Other Financial Instruments	$(305,199)	$—	$—	$(305,199)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$24,426,707	$—	$—	$24,426,707

106	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,317,819	$—	$—	$1,317,819

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$14,996,231	$—	$—	$14,996,231

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,949,577	$—	$—	$3,949,577

Total Liabilities for Securities Sold Short (a)	$(895,228)	$—	$—	$(895,228)

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(24)	$—	$—	$(24)

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,419,763	$—	$—	$4,419,763

Appreciation in Other Financial Instruments
Futures Contracts (a)	$992	$—	$—	$992

(a)	Please refer to the SOIs for specifics of portfolio holdings.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Large Cap Growth Fund	$1,215,560	$(1,199,704)**	$15,856
Large Cap Value Fund	59,241	(59,241)	—
U.S. Equity Fund	13,372	(13,372)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
**	Subsequent to June 30, 2020, additional collateral was received from borrowers.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived management fees investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended June 30, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Focus Fund	$—	(a)
Growth and Income Fund	—	(a)
Large Cap Growth Fund	65
Large Cap Value Fund	4
U.S. Equity Fund	8

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

Equity Focus Fund and Growth and Income Fund did not have any securities out on loan at June 30, 2020. Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund did not lend out any securities during the year ended June 30, 2020.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Equity Focus Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$2,779	$32,183	$31,745	$(2)	$1	$3,216	3,213	$35		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	18,414	18,414	—	—	—	—	1	*	—

Total	$2,779	$50,597	$50,159	$(2)	$1	$3,216		$36		$—

108	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Equity Income Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$1,052,315	$11,186,437	$11,356,490	$164	$588		$883,014	882,220	$15,227		$—

Equity Premium Income Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$—	$235,098	$229,199	$— (c)	$—	(c)	$5,899	5,893	$25		$—

Growth and Income Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$20,398	$188,034	$183,214	$(1)	$17		$25,234	25,211	$287		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	5,048	5,048	—	—		—	—	—	*(c)	—

Total	$20,398	$193,082	$188,262	$(1)	$17		$25,234		$287		$—

Hedged Equity Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.06% (a)(b)	$232,451	$4,012,643	$3,788,713	$—	$—		$456,381	456,381	$1,628		$—

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Large Cap Growth Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$177,684	$7,186,540	$6,280,577	$125		$590	$1,084,362	1,083,387	$8,356		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	406,108	4,166,500	3,469,999	288	*	2	1,102,899	1,102,458	8,541	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	96,965	2,481,334	2,481,494	—		—	96,805	96,805	1,063	*	—

Total	$680,757	$13,834,374	$12,232,070	$413		$592	$2,284,066		$17,960		$—

Large Cap Value Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$11,520	$965,730	$964,695	$17		$(2)	$12,570	12,558	$480		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	—	270,200	218,500	5	*	—	51,705	51,684	166	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	—	266,260	257,568	—		—	8,692	8,693	77	*	—

Total	$11,520	$1,502,190	$1,440,763	$22		$(2)	$72,967		$723		$—

U.S. Equity Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$88,792	$6,761,851	$6,809,290	$(3)		$(9)	$41,341	41,304	$2,292		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	13,017	1,194,300	1,206,299	57	*	(1)	1,074	1,073	658	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	3,902	574,106	565,403	—		—	12,605	12,605	142	*	—

Total	$105,711	$8,530,257	$8,580,992	$54		$(10)	$55,020		$3,092		$—

110	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

U.S. Large Cap Core Plus Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$78,086	$3,523,730	$3,566,183	$26	$2	$35,661	35,630	$988	$—

U.S. Research Enhanced Equity Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$39,677	$1,462,388	$1,391,913	$(11)	$3	$110,144	110,045	$793	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — Hedged Equity Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2020 (amounts in thousands):

	Hedged Equity Fund	U.S. Equity Fund		U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund
Futures Contracts — Equity:
Average Notional Balance Long	$109,146	$43,267	(a)	$17,019	$50,779
Ending Notional Balance Long	161,769	—		2,159	50,582

(a)	For the period July 1, 2019 through May 31, 2020.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

The table below discloses the volume of the Fund’s options contracts activity during the year ended June 30, 2020:

Exchange-Traded Options:
Average Number of Contracts Purchased	22,110
Average Number of Contracts Written	44,220
Ending Number of Contracts Purchased	27,545
Ending Number of Contracts Written	55,090

F. Equity-Linked Notes — The Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs’ values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board of JPM IV, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.

As of June 30, 2020, the Fund had outstanding ELNs as listed on the SOI.

G. Short Sales — The U.S. Large Cap Core Plus Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a

112	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2020, the Fund had outstanding short sales as listed on the SOI.

H. Offering and Organizational Costs — Total offering costs of approximately $27,000 incurred in connection with the offering of shares of the Equity Premium Income Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, are recorded as an expense at the time the Fund commenced operations. For the year ended June 30, 2020, total offering costs amortized were approximately $5,000.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2020 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1	$—	(a)	$3	n/a	n/a	n/a		n/a		n/a		$1		$5
Equity Income Fund
Transfer agency fees	424	79		129	n/a	$11	$5		$3		$26		187		864
Equity Premium Income Fund
Transfer agency fees	1	—	(a)	1	n/a	n/a	n/a		n/a		—	(a)	—	(a)	2
Growth and Income Fund
Transfer agency fees	176	2		6	n/a	4	—	(a)	—	(a)	4		1		193
Hedged Equity Fund
Transfer agency fees	34	13		58	n/a	n/a	n/a		n/a		3		17		125
Large Cap Growth Fund
Transfer agency fees	312	22		73	n/a	8	2		1		14		92		524
Large Cap Value Fund
Transfer agency fees	68	3		7	n/a	4	—	(a)	—	(a)	2		26		110
U.S. Equity Fund
Transfer agency fees	98	13		33	$139	6	3		—	(a)	10		86		388
U.S. Large Cap Core Plus Fund
Transfer agency fees	41	7		55	n/a	1	n/a		n/a		—	(a)	5		109
U.S. Research Enhanced Equity Fund
Transfer agency fees	21	n/a		6	14	n/a	n/a		n/a		n/a		34		75

(a)	Amount rounds to less than one thousand.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for Equity Focus Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund and Equity Premium Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Focus Fund	$1,688	$(41)	$(1,647)
Equity Income Fund	(1,369)	(366)	1,735
Equity Premium Income Fund	(57)	(7)	64
Growth and Income Fund	—	(46)	46
Hedged Equity Fund	—	(2,562)	2,562
Large Cap Growth Fund	133,929	(4,345)	(129,584)
Large Cap Value Fund	—	(552)	552
U.S. Equity Fund	85,025	(5,849)	(79,176)
U.S. Large Cap Core Plus Fund	237,550	(370)	(237,180)
U.S. Research Enhanced Equity Fund	529,741	(2,676)	(527,065)

The reclassifications for the Funds relate primarily to non-taxable dividends, redemptions in-kind and tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.50	%(1)
Equity Income Fund	0.40
Equity Premium Income Fund	0.25
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.45	(1)
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	0.65	(1)
U.S. Research Enhanced Equity Fund	0.25

(1)

Prior to August 1, 2019, the investment advisory fee for Equity Focus Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund was accrued daily and paid monthly at an annual rate of 0.60%, 0.50% and 0.70%, respectively, of each Fund’s daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and

114	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

$20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2020, the effective annualized rate for Equity Focus Fund, Equity Income Fund, Equity Premium Income Fund, Growth and Income Fund, Hedged Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund was 0.08%, 0.05%, 0.08%, 0.08%, 0.08%, 0.06%, 0.08%, 0.07%, 0.08% and 0.08%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Growth and Income Fund	0.25	0.75	0.50	0.25
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Equity Focus Fund	$3		$—
Equity Income Fund	831		9
Equity Premium Income Fund	9		—
Growth and Income Fund	20		—	(a)
Hedged Equity Fund	224		6
Large Cap Growth Fund	584		1
Large Cap Value Fund	6		—	(a)
U.S. Equity Fund	86		1
U.S. Large Cap Core Plus Fund	10		—
U.S. Research Enhanced Equity Fund	—	(a)	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except for

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	0.10	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L		Class R2		Class R3		Class R4		Class R5		Class R6
Equity Focus Fund	1.10%		1.60%		0.85%		n/a		n/a		n/a		n/a		n/a		0.60%
Equity Income Fund	n/a	(1)	n/a	(1)	n/a	(1)	n/a		n/a	(1)	n/a	(1)	n/a	(1)	n/a	(1)	n/a	(1)
Equity Premium Income Fund	0.85		1.35		0.60		n/a		n/a		n/a		n/a		0.45%		0.35
Growth and Income Fund	0.94		1.44		0.69		n/a		1.19%		0.94%		0.69%		0.54		0.44
Hedged Equity Fund	0.85		1.35		0.60		n/a		n/a		n/a		n/a		0.45		0.35
Large Cap Growth Fund	0.94		1.44		0.69		n/a		1.19		0.94		0.69		0.54		0.44
Large Cap Value Fund	0.93		1.44		0.69		n/a		1.19		0.94		0.69		0.54		0.44
U.S. Equity Fund	0.94		1.44		0.69		0.61%		1.19		0.94		0.69		0.54		0.44
U.S. Large Cap Core Plus Fund	1.10		1.60		0.85		n/a		1.45		n/a		n/a		0.80		0.70
U.S. Research Enhanced Equity Fund	0.60		n/a		0.35		n/a	(2)	n/a		n/a		n/a		n/a		0.25

(1)

Effective November 1, 2019, the contractual expense limitation for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.04%, 1.54%, 0.79%, 1.29%, 1.04%, 0.79%, 0.59% and 0.54% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

(2)	Effective November 1, 2019, the contractual expense limitation for Class L Shares expired. Prior to November 1, 2019, the contractual expense limitation was 0.45% for Class L Shares.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2020.

116	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

For the year ended June 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$144	$72	$4	$220	$—
Equity Income Fund	26	—	—	26	—
Equity Premium Income Fund	207	86	2	295	58
Growth and Income Fund	342	228	184	754	8
Hedged Equity Fund	34	23	38	95	7
Large Cap Growth Fund	9,855	6,561	349	16,765	17
Large Cap Value Fund	580	386	100	1,066	18
U.S. Equity Fund	3,402	2,262	163	5,827	86
U.S. Large Cap Core Plus Fund	1,285	856	3,583	5,724	3
U.S. Research Enhanced Equity Fund	2,331	1,553	627	4,511	34

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2020 were as follows (amounts in thousands):

Equity Focus Fund	$3
Equity Income Fund	1,327
Equity Premium Income Fund	4
Growth and Income Fund	26
Hedged Equity Fund	271
Large Cap Growth Fund	700
Large Cap Value Fund	40
U.S. Equity Fund	206
U.S. Large Cap Core Plus Fund	80
U.S. Research Enhanced Equity Fund	67

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2020, the Equity Focus Fund, Hedged Equity Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

4. Investment Transactions

During the year ended June 30, 2020, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$40,702	$66,276	$—	$—
Equity Income Fund	14,541,363	5,952,474	—	—
Equity Premium Income Fund	391,071	243,402	—	—
Growth and Income Fund	256,073	147,831	—	—
Hedged Equity Fund	7,197,964	4,440,015	—	—
Large Cap Growth Fund	9,150,109	8,029,538	—	—
Large Cap Value Fund	2,467,558	2,480,523	—	—
U.S. Equity Fund	12,158,581	13,148,030	—	—
U.S. Large Cap Core Plus Fund	4,437,561	8,676,822	2,085,919	2,568,414
U.S. Research Enhanced Equity Fund	2,620,610	3,083,207	—	—

During the year ended June 30, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$63,787	$23,839	$2,521	$21,318
Equity Income Fund	25,738,640	5,105,328	1,279,484	3,825,844
Equity Premium Income Fund	190,402	9,560	5,179	4,381
Growth and Income Fund	563,252	186,206	23,033	163,173
Hedged Equity Fund	7,681,671	1,342,625	233,885	1,108,740
Large Cap Growth Fund	14,247,264	10,312,516	133,073	10,179,443
Large Cap Value Fund	1,336,577	96,559	115,317	(18,758)
U.S. Equity Fund	10,890,347	4,265,729	159,845	4,105,884
U.S. Large Cap Core Plus Fund*	1,665,830	1,498,392	109,897	1,388,495
U.S. Research Enhanced Equity Fund	3,129,584	1,405,463	114,292	1,291,171

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of options contracts and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$1,840	$14,655	$16,495
Equity Income Fund	604,025	309,226	913,251
Equity Premium Income Fund	13,523	—	13,523
Growth and Income Fund	12,810	13,478	26,288
Hedged Equity Fund	76,075	—	76,075
Large Cap Growth Fund	25,755	2,006,004	2,031,759
Large Cap Value Fund	23,336	—	23,336
U.S. Equity Fund	156,829	1,311,869	1,468,698
U.S. Large Cap Core Plus Fund	20,011	1,154,945	1,174,956
U.S. Research Enhanced Equity Fund	70,897	483,702	554,599

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

118	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$1,517	$13,795	$15,312
Equity Income Fund	429,818	505,510	935,328
Equity Premium Income Fund	3,254	—	3,254
Growth and Income Fund	12,960	24,851	37,811
Hedged Equity Fund	43,440	—	43,440
Large Cap Growth Fund	5,415	1,765,341	1,770,756
Large Cap Value Fund	69,943	49,369	119,312
U.S. Equity Fund	493,090	1,142,626	1,635,716
U.S. Large Cap Core Plus Fund	34,942	1,077,212	1,112,154
U.S. Research Enhanced Equity Fund	99,784	640,122	739,906

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Focus Fund	$1,000	$7,466	$21,318
Equity Income Fund	—	—	3,825,844
Equity Premium Income Fund	—	(4,187)	4,381
Growth and Income Fund	793	7,677	163,173
Hedged Equity Fund	26,480	(272,280)	1,108,740
Large Cap Growth Fund	25,426	976,336	10,179,443
Large Cap Value Fund	1,422	(24,093)	(18,758)
U.S. Equity Fund	26,301	654,859	4,105,884
U.S. Large Cap Core Plus Fund	48,650	521,841	1,387,712
U.S. Research Enhanced Equity Fund	12,968	91,777	1,291,171

For the Funds, the cumulative timing differences primarily consist of mark to market of options contracts, post-October capital loss deferrals, non-taxable dividends and wash sale loss deferrals.

As of June 30, 2020, the following Funds had net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Premium Income Fund	$4,187	$—
Hedged Equity Fund	114,389	157,891
Large Cap Value Fund	24,093	—

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the following Funds deferred to July 1, 2020 the following net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Income Fund	$491,217	$330,688
Equity Premium Income Fund	25,154	(102)
Growth and Income Fund	6,424	—
Hedged Equity Fund	57,540	40,233
Large Cap Growth Fund	68,836	—
Large Cap Value Fund	49,514	(13,663)
U.S. Research Enhanced Equity Fund	34,878	—

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2020.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds had no borrowings outstanding from the Credit Facility at June 30, 2020. Average borrowings from the Credit Facility during the year ended June 30, 2020 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Hedged Equity Fund	$94,500	1.95%	2	$10

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

120	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

As of June 30, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	64.5%	1	21.1%
Equity Income Fund	1	10.3	2	25.9
Equity Premium Income Fund	1	19.1	3	54.1
Growth and Income Fund	1	15.7	1	17.9
Hedged Equity Fund	—	—	2	29.3
Large Cap Growth Fund	—	—	1	19.7
Large Cap Value Fund	2	30.4	1	10.4
U.S. Equity Fund	—	—	1	14.4
U.S. Large Cap Core Plus Fund	1	23.1	1	32.1
U.S. Research Enhanced Equity Fund	1	10.3	1	14.7

As of June 30, 2020, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	42.5%	n/a
U.S. Equity Fund	n/a	28.0%
U.S. Research Enhanced Equity Fund	14.9	38.9

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Equity Premium Income Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Equity Premium Income Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the funds from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

8. Redemptions in-kind

On February 28, 2019, certain shareholders sold Class R6 Shares of Equity Income Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
Equity Income Fund	$54,694	*	$27,965	Redemption in-kind

*	This amount includes cash of approximately $2,919,000 associated with the redemption in-kind.

On October 18, 2019, certain shareholders sold Class R6 Shares of U.S. Research Enhanced Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
U.S. Research Enhanced Equity Fund	$1,336,709	*	$545,813	Redemption in-kind

*	This amount includes cash of approximately $17,300,000 associated with the redemption in-kind.

9. Subscription in-kind

On July 29, 2019, certain shareholders purchased Class R6 Shares of U.S. Equity Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

	Value	Type
U.S. Equity Fund	$45,414	Subscription in-kind

On February 26, 2020, certain shareholders purchased Class R6 Shares of Equity Income Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

	Value	Type
Equity Income Fund	$48,418*	Subscription in-kind

*	This amount includes cash of approximately $230,000 associated with the subscription in-kind.

10. Subsequent Events

On August 11, 2020 the Board of Trustees of JPM I approved the following changes for the Growth and Income Fund, which are expected to become effective on or about November 1, 2020: (i) a change to the Fund’s name to JPMorgan U.S. Value Fund; (ii) a change to the Fund’s investment objective so the new objective will be “the Fund seeks to provide capital growth over the long-term”; and (iii) a change to the Fund’s 80% investment policy so that, under normal circumstances, at least 80% of the Fund’s Assets (net assets plus the amount of any borrowings for investment purposes) will be invested in common stocks issued by U.S companies.

On August 11, 2020, the contractual expense limitations for all share classes of the Funds, excluding Equity Income Fund and Class L Shares of the U.S. Equity Fund, were extended until at least October 31, 2021.

122	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Equity Premium Income Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Research Enhanced Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. Research Enhanced Equity Fund and JPMorgan U.S. Large Cap Core Plus Fund (six of the funds constituting JPMorgan Trust I), JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (three of the funds constituting JPMorgan Trust II) and JPMorgan Equity Premium Income Fund (one of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations and the statement of cash flows for JPMorgan U.S. Large Cap Core Plus Fund for the year ended June 30, 2020 and the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations and its cash flows for JPMorgan U.S. Large Cap Core Plus Fund for the year then ended and the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Equity Focus Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Research Enhanced Equity Fund

JPMorgan Equity Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Large Cap Core Plus Fund

Statements of changes in net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the periods indicated therein
JPMorgan Equity Premium Income Fund

Statement of changes in net assets for the year ended June 30, 2020, and the period August 31, 2018 (commencement of operations) through June 30, 2019 and the financial highlights for the year ended June 30, 2020, and the period August 31, 2018 (commencement of operations) through June 30, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	123

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

124	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	125

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

126	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	127

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual	$1,000.00	$968.60	$5.38	1.10%
Hypothetical	1,000.00	1,019.39	5.52	1.10
Class C
Actual	1,000.00	966.10	7.82	1.60
Hypothetical	1,000.00	1,016.91	8.02	1.60
Class I
Actual	1,000.00	969.50	4.16	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Class R6
Actual	1,000.00	971.10	2.94	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60

JPMorgan Equity Income Fund
Class A
Actual	1,000.00	858.00	4.48	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97
Class C
Actual	1,000.00	856.00	6.78	1.47
Hypothetical	1,000.00	1,017.55	7.37	1.47
Class I
Actual	1,000.00	859.00	3.28	0.71
Hypothetical	1,000.00	1,021.33	3.57	0.71
Class R2
Actual	1,000.00	857.20	5.63	1.22
Hypothetical	1,000.00	1,018.80	6.12	1.22
Class R3
Actual	1,000.00	858.40	4.48	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97

128	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R4
Actual	$1,000.00	$859.40	$3.28	0.71%
Hypothetical	1,000.00	1,021.33	3.57	0.71
Class R5
Actual	1,000.00	859.70	2.59	0.56
Hypothetical	1,000.00	1,022.08	2.82	0.56
Class R6
Actual	1,000.00	860.10	2.13	0.46
Hypothetical	1,000.00	1,022.58	2.31	0.46

JPMorgan Equity Premium Income Fund
Class A
Actual	1,000.00	908.30	4.03	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Class C
Actual	1,000.00	906.10	6.40	1.35
Hypothetical	1,000.00	1,018.15	6.77	1.35
Class I
Actual	1,000.00	909.40	2.85	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60
Class R5
Actual	1,000.00	910.10	2.14	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Class R6
Actual	1,000.00	910.50	1.66	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35

JPMorgan Growth and Income Fund
Class A
Actual	1,000.00	854.70	4.33	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Class C
Actual	1,000.00	852.70	6.63	1.44
Hypothetical	1,000.00	1,017.70	7.22	1.44
Class I
Actual	1,000.00	855.90	3.18	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class R2
Actual	1,000.00	853.80	5.48	1.19
Hypothetical	1,000.00	1,018.95	5.97	1.19
Class R3
Actual	1,000.00	854.80	4.33	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Class R4
Actual	1,000.00	855.80	3.18	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class R5
Actual	1,000.00	856.50	2.49	0.54
Hypothetical	1,000.00	1,022.18	2.72	0.54
Class R6
Actual	1,000.00	856.90	2.03	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44

JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	1,034.30	4.30	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	129

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Hedged Equity Fund (continued)
Class C
Actual	$1,000.00	$1,031.90	$6.82	1.35%
Hypothetical	1,000.00	1,018.15	6.77	1.35
Class I
Actual	1,000.00	1,035.90	2.99	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class R5
Actual	1,000.00	1,036.20	2.28	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Class R6
Actual	1,000.00	1,037.60	1.77	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35

JPMorgan Large Cap Growth Fund
Class A
Actual	1,000.00	1,202.20	5.09	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class C
Actual	1,000.00	1,199.00	7.82	1.43
Hypothetical	1,000.00	1,017.75	7.17	1.43
Class I
Actual	1,000.00	1,203.80	3.73	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68
Class R2
Actual	1,000.00	1,200.60	6.46	1.18
Hypothetical	1,000.00	1,019.00	5.92	1.18
Class R3
Actual	1,000.00	1,202.20	5.09	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class R4
Actual	1,000.00	1,203.50	3.73	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68
Class R5
Actual	1,000.00	1,204.70	2.91	0.53
Hypothetical	1,000.00	1,022.23	2.66	0.53
Class R6
Actual	1,000.00	1,205.30	2.36	0.43
Hypothetical	1,000.00	1,022.73	2.16	0.43

JPMorgan Large Cap Value Fund
Class A
Actual	1,000.00	825.90	4.22	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class C
Actual	1,000.00	824.20	6.53	1.44
Hypothetical	1,000.00	1,017.70	7.22	1.44
Class I
Actual	1,000.00	827.30	3.13	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class R2
Actual	1,000.00	825.20	5.40	1.19
Hypothetical	1,000.00	1,018.95	5.97	1.19
Class R3
Actual	1,000.00	826.00	4.27	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94

130	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Value Fund (continued)
Class R4
Actual	$1,000.00	$827.20	$3.13	0.69%
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class R5
Actual	1,000.00	827.80	2.45	0.54
Hypothetical	1,000.00	1,022.18	2.72	0.54
Class R6
Actual	1,000.00	827.80	2.00	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44

JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	1,014.20	4.71	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Class C
Actual	1,000.00	1,011.40	7.20	1.44
Hypothetical	1,000.00	1,017.70	7.22	1.44
Class I
Actual	1,000.00	1,014.90	3.46	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class L
Actual	1,000.00	1,015.60	2.76	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55
Class R2
Actual	1,000.00	1,013.00	5.96	1.19
Hypothetical	1,000.00	1,018.95	5.97	1.19
Class R3
Actual	1,000.00	1,013.60	4.71	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Class R4
Actual	1,000.00	1,015.50	3.46	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class R5
Actual	1,000.00	1,016.30	2.71	0.54
Hypothetical	1,000.00	1,022.18	2.72	0.54
Class R6
Actual	1,000.00	1,016.20	2.21	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44

JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,012.80	9.97	1.99
Hypothetical	1,000.00	1,014.95	9.98	1.99
Class C
Actual	1,000.00	1,010.30	12.46	2.49
Hypothetical	1,000.00	1,012.47	12.47	2.49
Class I
Actual	1,000.00	1,013.80	8.68	1.73
Hypothetical	1,000.00	1,016.25	8.69	1.73
Class R2
Actual	1,000.00	1,011.20	11.71	2.34
Hypothetical	1,000.00	1,013.21	11.73	2.34
Class R5
Actual	1,000.00	1,014.10	8.48	1.69
Hypothetical	1,000.00	1,016.45	8.49	1.69

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	131

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R6
Actual	$1,000.00	$1,014.90	$7.98	1.59%
Hypothetical	1,000.00	1,016.94	7.99	1.59

JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	1,000.00	981.50	2.96	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60
Class I
Actual	1,000.00	983.00	1.73	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35
Class L
Actual	1,000.00	983.00	1.73	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35
Class R6
Actual	1,000.00	983.20	1.23	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

132	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program

Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	133

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2020:

Dividends Received Deduction
JPMorgan Equity Focus Fund	72.59%
JPMorgan Equity Income Fund	100.00
JPMorgan Equity Premium Income Fund	13.70
JPMorgan Growth and Income Fund	100.00
JPMorgan Hedged Equity Fund	100.00
JPMorgan Large Cap Growth Fund	100.00
JPMorgan Large Cap Value Fund	100.00
JPMorgan U.S. Equity Fund	100.00
JPMorgan U.S. Large Cap Core Plus Fund	100.00
JPMorgan U.S. Research Enhanced Equity Fund	100.00

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Equity Focus Fund	$16,179
JPMorgan Equity Income Fund	309,226
JPMorgan Growth and Income Fund	13,478
JPMorgan Large Cap Growth Fund	2,139,934
JPMorgan U.S. Equity Fund	1,385,904
JPMorgan U.S. Large Cap Core Plus Fund	1,386,459
JPMorgan U.S. Research Enhanced Equity Fund	483,702

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Qualified Dividend Income
JPMorgan Equity Focus Fund	$1,339
JPMorgan Equity Income Fund	604,025
JPMorgan Equity Premium Income Fund	1,990
JPMorgan Growth and Income Fund	12,810
JPMorgan Hedged Equity Fund	76,075
JPMorgan Large Cap Growth Fund	25,755
JPMorgan Large Cap Value Fund	23,336
JPMorgan U.S. Equity Fund	156,829
JPMorgan U.S. Large Cap Core Plus Fund	20,011
JPMorgan U.S. Research Enhanced Equity Fund	70,897

Section 199A Income

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as 199A dividends for the fiscal year ended June 30, 2020.

JPMorgan Equity Focus Fund	$145

134	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	AN-LCE-620

Annual Report

J.P. Morgan Equity Funds

June 30, 2020

JPMorgan Equity Index Fund

JPMorgan Market Expansion Enhanced Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.”
— Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Index Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

While U.S. equity markets generally outperformed other financial markets in the second half of 2019, global prices for a broad range of assets fell sharply in the first quarter of 2020 as large sectors of global, national and local economies shut down in response to the COVID-19 pandemic. However, equity markets rebounded somewhat in the final three months of the reporting period as stimulus programs from leading central banks and governments took hold and countries in Asia and Europe showed progress in halting the spread of virus.

In late July 2019, the U.S. Federal Reserve (the “Fed”) cut interest rates for the first time in more than a decade as U.S. economic growth showed signs of slowing, even as U.S. unemployment remained at historically low levels. The central bank followed with two more interest rate cuts in September and October 2019. In response to lower rates and improved or stable economic data, equity prices in the U.S. generally rose in the final months of 2019.

Further support for U.S. equity markets came from a “Phase One” trade agreement between the U.S. and China that reduced existing tariffs and headed off the implementation of new tariffs scheduled to take effect December 15, 2019. U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 — the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of the 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the Fed’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose. Within U.S. equity markets, large cap stocks generally outperformed mid cap and small cap stocks and growth stocks outperformed value stocks during the reporting period.

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.35%
S&P 500 Index**	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$5,003,871

INVESTMENT OBJECTIVE***

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended June 30, 2020, the Fund’s Class I Shares largely performed in line with the Benchmark, before considering the effect of Fund fees and expenses. This was consistent with the Fund’s investment objective and indexing strategy, as the Fund looks to generate returns that are comparable to those of the Benchmark.

U.S. equity markets provided positive returns for the reporting period amid lower interest rates, continued growth in corporate earnings and an easing of global trade tensions in 2019. During the reporting period, the information technology and consumer discretionary sectors were leading contributors to performance for the Fund and the Benchmark, while the energy and financials sectors were leading detractors from performance for the Fund and the Benchmark.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Microsoft Corp.	5.8%
2.	Apple, Inc.	5.6
3.	Amazon.com, Inc.	4.4
4.	Facebook, Inc., Class A	2.1
5.	Alphabet, Inc., Class A	1.6
6.	Alphabet, Inc., Class C	1.6
7.	Johnson & Johnson	1.4
8.	Berkshire Hathaway, Inc., Class B	1.3
9.	Visa, Inc., Class A	1.2
10.	Procter & Gamble Co. (The)	1.1

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	26.7%
Health Care	14.2
Consumer Discretionary	10.5
Communication Services	10.5
Financials	9.8
Industrials	7.7
Consumer Staples	6.8
Utilities	3.0
Real Estate	2.8
Energy	2.7
Materials	2.4
Short-Term Investments	2.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		1.46%	9.05%	12.86%
Without Sales Charge		7.09	10.24	13.47
CLASS C SHARES	November 4, 1997
With CDSC**		5.42	9.53	12.68
Without CDSC		6.42	9.53	12.68
CLASS I SHARES	July 2, 1991	7.35	10.52	13.76
CLASS R6 SHARES	September 1, 2016	7.52	10.65	13.83

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund and the S&P 500 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(9.68)%
S&P 1000 Index**	(8.04)%

Net Assets as of 6/30/2020 (In Thousands)	$798,709

INVESTMENT OBJECTIVE***

The JPMorgan Market Expansion Enhanced Index Fund (the “Fund”) seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 1000 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the industrial cyclical and semiconductors sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the real estate investment trust and pharmaceutical sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Trex Co. and Nordson Corp., and its overweight position in Meredith Corp. Shares of Trex, a manufacturer of residential outdoor products, rose after the company reported growth in earnings and revenue for the first quarter of 2020. Shares of Nordson, a manufacturer of adhesives, coating and related materials, rose after the company unveiled plans to reorganize into two businesses and reported better-than-expected earnings and revenue for its fiscal second quarter of 2020. Shares of Meredith, a media company, fell after the company reported declining advertising revenue amid the COVID-19 pandemic.

Leading individual contributors to relative performance included the Fund’s overweight positions in The Medicines Co., Etsy Inc. and Momenta Pharmaceuticals Inc. Shares of Medicines, a German pharmaceutical company, rose ahead of its acquisition by Novartis AG. Shares of Etsy, an online retail market operator, rose as consumers turned to online retailers amid at-home quarantines in response to the COVID-19 pandemic. Shares of Momenta Pharmaceuticals, a drug development company focused on immune systems diseases, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2020.

HOW WAS THE FUND POSITIONED?

The Fund seeks to closely follow the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. The Fund’s portfolio managers seek to invest in stocks that they believe are attractively valued and that have improving momentum characteristics. The portfolio managers strive to add value exclusively through security selection rather than sector, style or theme allocation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Etsy, Inc.	0.8%
2.	Teradyne, Inc.	0.7
3.	Masimo Corp.	0.7
4.	Arrow Electronics, Inc.	0.6
5.	Chemed Corp.	0.5
6.	FactSet Research Systems, Inc.	0.5
7.	Molina Healthcare, Inc.	0.5
8.	Fair Isaac Corp.	0.5
9.	CACI International, Inc., Class A	0.5
10.	United Therapeutics Corp.	0.5

PORTFOLIO COMPOSITION BY SECTOR****
Industrials	15.4%
Information Technology	14.0
Financials	13.8
Consumer Discretionary	12.9
Health Care	11.4
Real Estate	8.1
Materials	5.7
Consumer Staples	3.8
Utilities	3.6
Communication Services	2.0
Energy	1.6
Short-Term Investments	7.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 1000 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 1998
With Sales Charge*		(14.72)%	2.30%	9.74%
Without Sales Charge		(9.97)	3.41	10.34
CLASS C SHARES	March 22, 1999
With CDSC**		(11.43)	2.82	9.65
Without CDSC		(10.43)	2.82	9.65
CLASS I SHARES	July 31, 1998	(9.68)	3.66	10.62
CLASS R2 SHARES	November 3, 2008	(10.32)	3.09	10.01
CLASS R6 SHARES	October 1, 2018	(9.65)	3.68	10.63

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Market Expansion Enhanced Index Fund and the S&P 1000 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.3%

Aerospace & Defense — 1.8%

Boeing Co. (The)	104	19,051

General Dynamics Corp.	45	6,733

Howmet Aerospace, Inc.	74	1,179

Huntington Ingalls Industries, Inc.	8	1,369

L3Harris Technologies, Inc.	42	7,101

Lockheed Martin Corp.	48	17,459

Northrop Grumman Corp.	30	9,241

Raytheon Technologies Corp.	285	17,571

Teledyne Technologies, Inc. *	7	2,210

Textron, Inc.	44	1,452

TransDigm Group, Inc.	10	4,310

		87,676

Air Freight & Logistics — 0.5%

CH Robinson Worldwide, Inc. (a)	26	2,063

Expeditors International of Washington, Inc.	32	2,453

FedEx Corp.	47	6,534

United Parcel Service, Inc., Class B	137	15,177

		26,227

Airlines — 0.2%

Alaska Air Group, Inc.	24	862

American Airlines Group, Inc. (a)	96	1,259

Delta Air Lines, Inc.	110	3,087

Southwest Airlines Co.	104	3,555

United Airlines Holdings, Inc. *	49	1,695

		10,458

Auto Components — 0.1%

Aptiv plc	52	4,049

BorgWarner, Inc. (a)	40	1,419

		5,468

Automobiles — 0.2%

Ford Motor Co.	757	4,604

General Motors Co.	244	6,177

		10,781

Banks — 3.6%

Bank of America Corp.	1,514	35,952

Citigroup, Inc.	404	20,624

Citizens Financial Group, Inc.	83	2,088

Comerica, Inc.	27	1,027

Fifth Third Bancorp	138	2,661

First Republic Bank	33	3,523

Huntington Bancshares, Inc.	197	1,777

JPMorgan Chase & Co. (b)	591	55,564

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

KeyCorp	189	2,303

M&T Bank Corp.	25	2,573

People’s United Financial, Inc. (a)	82	953

PNC Financial Services Group, Inc. (The)	82	8,654

Regions Financial Corp.	186	2,063

SVB Financial Group *	10	2,152

Truist Financial Corp.	261	9,809

US Bancorp	266	9,785

Wells Fargo & Co.	723	18,517

Zions Bancorp NA	32	1,080

		181,105

Beverages — 1.7%

Brown-Forman Corp., Class B	35	2,251

Coca-Cola Co. (The)	749	33,483

Constellation Brands, Inc., Class A	33	5,697

Molson Coors Beverage Co., Class B (a)	36	1,253

Monster Beverage Corp. *	72	5,024

PepsiCo, Inc.	269	35,577

		83,285

Biotechnology — 2.5%

AbbVie, Inc.	342	33,546

Alexion Pharmaceuticals, Inc. *	43	4,805

Amgen, Inc.	114	26,898

Biogen, Inc. *	32	8,464

Gilead Sciences, Inc.	243	18,705

Incyte Corp. *	35	3,637

Regeneron Pharmaceuticals, Inc. *	20	12,195

Vertex Pharmaceuticals, Inc. *	50	14,593

		122,843

Building Products — 0.4%

Allegion plc	18	1,828

AO Smith Corp.	26	1,234

Carrier Global Corp.	158	3,507

Fortune Brands Home & Security, Inc.	27	1,732

Johnson Controls International plc	144	4,923

Masco Corp.	51	2,567

Trane Technologies plc	46	4,127

		19,918

Capital Markets — 2.7%

Ameriprise Financial, Inc.	24	3,559

Bank of New York Mellon Corp. (The)	156	6,038

BlackRock, Inc.	30	16,272

Cboe Global Markets, Inc.	21	1,984

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Capital Markets — continued

Charles Schwab Corp. (The)	222	7,495

CME Group, Inc.	70	11,300

E*TRADE Financial Corp.	43	2,131

Franklin Resources, Inc. (a)	54	1,128

Goldman Sachs Group, Inc. (The)	60	11,858

Intercontinental Exchange, Inc.	106	9,718

Invesco Ltd.	73	785

MarketAxess Holdings, Inc.	7	3,682

Moody’s Corp.	31	8,589

Morgan Stanley	232	11,213

MSCI, Inc.	16	5,502

Nasdaq, Inc.	22	2,660

Northern Trust Corp.	40	3,200

Raymond James Financial, Inc.	24	1,627

S&P Global, Inc.	47	15,388

State Street Corp.	68	4,336

T. Rowe Price Group, Inc.	44	5,448

		133,913

Chemicals — 1.8%

Air Products and Chemicals, Inc.	43	10,339

Albemarle Corp. (a)	21	1,591

Celanese Corp.	23	1,979

CF Industries Holdings, Inc.	41	1,166

Corteva, Inc.	145	3,887

Dow, Inc.	144	5,853

DuPont de Nemours, Inc.	142	7,558

Eastman Chemical Co.	26	1,835

Ecolab, Inc.	48	9,538

FMC Corp.	25	2,500

International Flavors & Fragrances, Inc. (a)	21	2,537

Linde plc (United Kingdom)	102	21,598

LyondellBasell Industries NV, Class A	50	3,274

Mosaic Co. (The)	68	846

PPG Industries, Inc.	46	4,851

Sherwin-Williams Co. (The)	16	9,053

		88,405

Commercial Services & Supplies — 0.4%

Cintas Corp.	16	4,352

Copart, Inc. *	40	3,335

Republic Services, Inc.	41	3,342

Rollins, Inc.	27	1,158

Waste Management, Inc.	75	7,973

		20,160

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 1.0%

Arista Networks, Inc. *	10	2,189

Cisco Systems, Inc.	822	38,346

F5 Networks, Inc. *	12	1,647

Juniper Networks, Inc.	64	1,469

Motorola Solutions, Inc.	33	4,620

		48,271

Construction & Engineering — 0.1%

Jacobs Engineering Group, Inc.	25	2,139

Quanta Services, Inc.	27	1,047

		3,186

Construction Materials — 0.1%

Martin Marietta Materials, Inc.	12	2,493

Vulcan Materials Co. (a)	26	2,974

		5,467

Consumer Finance — 0.5%

American Express Co.	128	12,183

Capital One Financial Corp.	88	5,525

Discover Financial Services	59	2,974

Synchrony Financial	104	2,307

		22,989

Containers & Packaging — 0.3%

Amcor plc (a)	305	3,117

Avery Dennison Corp.	16	1,842

Ball Corp.	63	4,393

International Paper Co.	76	2,683

Packaging Corp. of America	18	1,835

Sealed Air Corp.	30	991

Westrock Co.	50	1,420

		16,281

Distributors — 0.1%

Genuine Parts Co.	28	2,432

LKQ Corp. *	59	1,544

		3,976

Diversified Consumer Services — 0.0% (c)

H&R Block, Inc. (a)	37	533

Diversified Financial Services — 1.3%

Berkshire Hathaway, Inc., Class B * (a)	377	67,279

Diversified Telecommunication Services — 1.8%

AT&T, Inc.	1,381	41,758

CenturyLink, Inc.	191	1,921

Verizon Communications, Inc.	802	44,227

		87,906

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.9%

Alliant Energy Corp.	48	2,314

American Electric Power Co., Inc.	96	7,652

Duke Energy Corp.	142	11,382

Edison International	73	3,979

Entergy Corp.	39	3,640

Evergy, Inc.	44	2,606

Eversource Energy	65	5,431

Exelon Corp.	189	6,856

FirstEnergy Corp.	105	4,073

NextEra Energy, Inc.	95	22,791

NRG Energy, Inc.	47	1,541

Pinnacle West Capital Corp.	22	1,598

PPL Corp.	149	3,851

Southern Co. (The)	205	10,615

Xcel Energy, Inc.	102	6,362

		94,691

Electrical Equipment — 0.5%

AMETEK, Inc.	44	3,975

Eaton Corp. plc	78	6,784

Emerson Electric Co.	116	7,185

Rockwell Automation, Inc.	22	4,783

		22,727

Electronic Equipment, Instruments & Components — 0.5%

Amphenol Corp., Class A	57	5,497

CDW Corp.	28	3,206

Corning, Inc.	147	3,811

FLIR Systems, Inc.	25	1,029

IPG Photonics Corp. * (a)	7	1,105

Keysight Technologies, Inc. *	36	3,654

TE Connectivity Ltd.	64	5,215

Zebra Technologies Corp., Class A *	10	2,634

		26,151

Energy Equipment & Services — 0.2%

Baker Hughes Co. (a)	127	1,954

Halliburton Co.	170	2,208

National Oilwell Varco, Inc. (a)	75	922

Schlumberger Ltd.	269	4,948

TechnipFMC plc (United Kingdom)	82	558

		10,590

Entertainment — 2.0%

Activision Blizzard, Inc.	149	11,338

Electronic Arts, Inc. *	56	7,391

INVESTMENTS	SHARES (000)	VALUE ($000)

Entertainment — continued

Live Nation Entertainment, Inc. * (a)	28	1,221

Netflix, Inc. *	85	38,799

Take-Two Interactive Software, Inc. *	22	3,083

Walt Disney Co. (The)	350	39,049

		100,881

Equity Real Estate Investment Trusts (REITs) — 2.8%

Alexandria Real Estate Equities, Inc.	24	3,970

American Tower Corp.	86	22,221

Apartment Investment and Management Co., Class A (a)	29	1,086

AvalonBay Communities, Inc.	27	4,219

Boston Properties, Inc.	28	2,532

Crown Castle International Corp.	81	13,521

Digital Realty Trust, Inc. (a)	52	7,392

Duke Realty Corp.	71	2,528

Equinix, Inc.	17	12,052

Equity Residential	68	3,989

Essex Property Trust, Inc. (a)	13	2,907

Extra Space Storage, Inc.	25	2,312

Federal Realty Investment Trust (a)	14	1,162

Healthpeak Properties, Inc.	104	2,876

Host Hotels & Resorts, Inc.	137	1,475

Iron Mountain, Inc. (a)	56	1,457

Kimco Realty Corp.	84	1,077

Mid-America Apartment Communities, Inc.	22	2,542

Prologis, Inc.	143	13,364

Public Storage	29	5,592

Realty Income Corp.	67	3,961

Regency Centers Corp.	33	1,509

SBA Communications Corp.	22	6,447

Simon Property Group, Inc. (a)	59	4,053

SL Green Realty Corp.	15	731

UDR, Inc.	57	2,137

Ventas, Inc.	72	2,649

Vornado Realty Trust	31	1,175

Welltower, Inc.	81	4,188

Weyerhaeuser Co.	145	3,249

		138,373

Food & Staples Retailing — 1.5%

Costco Wholesale Corp.	86	25,954

Kroger Co. (The)	152	5,159

Sysco Corp.	98	5,379

Walgreens Boots Alliance, Inc.	143	6,056

Walmart, Inc.	275	32,883

		75,431

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food Products — 1.1%

Archer-Daniels-Midland Co.	108	4,297

Campbell Soup Co.	33	1,628

Conagra Brands, Inc.	94	3,321

General Mills, Inc.	118	7,245

Hershey Co. (The)	29	3,704

Hormel Foods Corp. (a)	54	2,623

JM Smucker Co. (The) (a)	22	2,339

Kellogg Co.	48	3,204

Kraft Heinz Co. (The) (a)	121	3,853

Lamb Weston Holdings, Inc.	28	1,810

McCormick & Co., Inc. (Non-Voting)	24	4,300

Mondelez International, Inc., Class A	277	14,150

Tyson Foods, Inc., Class A	57	3,407

		55,881

Gas Utilities — 0.0% (c)

Atmos Energy Corp.	24	2,361

Health Care Equipment & Supplies — 3.8%

Abbott Laboratories	343	31,354

ABIOMED, Inc. *	9	2,105

Align Technology, Inc. * (a)	14	3,814

Baxter International, Inc.	99	8,494

Becton Dickinson and Co.	57	13,679

Boston Scientific Corp. *	277	9,725

Cooper Cos., Inc. (The)	10	2,702

Danaher Corp.	122	21,572

Dentsply Sirona, Inc.	42	1,871

DexCom, Inc. *	18	7,254

Edwards Lifesciences Corp. *	120	8,303

Hologic, Inc. *	50	2,853

IDEXX Laboratories, Inc. *	16	5,436

Intuitive Surgical, Inc. *	23	12,883

Medtronic plc	260	23,842

ResMed, Inc.	28	5,385

STERIS plc	16	2,527

Stryker Corp.	62	11,261

Teleflex, Inc.	9	3,276

Varian Medical Systems, Inc. *	18	2,157

West Pharmaceutical Services, Inc.	14	3,241

Zimmer Biomet Holdings, Inc.	40	4,786

		188,520

Health Care Providers & Services — 2.8%

AmerisourceBergen Corp.	29	2,901

Anthem, Inc.	49	12,854

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued

Cardinal Health, Inc.	57	2,954

Centene Corp. *	112	7,135

Cigna Corp.	72	13,424

CVS Health Corp.	253	16,464

DaVita, Inc. *	17	1,308

HCA Healthcare, Inc.	51	4,955

Henry Schein, Inc. *	28	1,616

Humana, Inc.	26	9,938

Laboratory Corp. of America Holdings *	19	3,130

McKesson Corp.	31	4,814

Quest Diagnostics, Inc.	26	2,955

UnitedHealth Group, Inc.	184	54,231

Universal Health Services, Inc., Class B	15	1,399

		140,078

Health Care Technology — 0.1%

Cerner Corp. (a)	59	4,045

Hotels, Restaurants & Leisure — 1.5%

Carnival Corp. (a)	92	1,508

Chipotle Mexican Grill, Inc. *	5	5,235

Darden Restaurants, Inc.	25	1,908

Domino’s Pizza, Inc.	8	2,802

Hilton Worldwide Holdings, Inc.	54	3,948

Las Vegas Sands Corp.	65	2,967

Marriott International, Inc., Class A (a)	52	4,473

McDonald’s Corp.	144	26,593

MGM Resorts International (a)	96	1,606

Norwegian Cruise Line Holdings Ltd. * (a)	50	817

Royal Caribbean Cruises Ltd. (a)	33	1,674

Starbucks Corp.	226	16,666

Wynn Resorts Ltd. (a)	19	1,402

Yum! Brands, Inc.	58	5,071

		76,670

Household Durables — 0.4%

DR Horton, Inc.	64	3,555

Garmin Ltd.	28	2,744

Leggett & Platt, Inc.	26	902

Lennar Corp., Class A	53	3,281

Mohawk Industries, Inc. *	12	1,174

Newell Brands, Inc.	74	1,175

NVR, Inc. *	1	2,187

PulteGroup, Inc.	49	1,663

Whirlpool Corp. (a)	12	1,561

		18,242

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Products — 1.8%

Church & Dwight Co., Inc.	48	3,685

Clorox Co. (The)	24	5,320

Colgate-Palmolive Co.	166	12,165

Kimberly-Clark Corp.	66	9,332

Procter & Gamble Co. (The)	480	57,389

		87,891

Independent Power and Renewable Electricity Producers — 0.0% (c)

AES Corp. (The)	129	1,868

Industrial Conglomerates — 1.1%

3M Co.	112	17,395

General Electric Co.	1,696	11,582

Honeywell International, Inc.	136	19,675

Roper Technologies, Inc.	20	7,858

		56,510

Insurance — 1.9%

Aflac, Inc.	139	5,012

Allstate Corp. (The)	61	5,906

American International Group, Inc.	167	5,206

Aon plc, Class A	45	8,629

Arthur J Gallagher & Co.	37	3,584

Assurant, Inc.	12	1,195

Chubb Ltd.	88	11,081

Cincinnati Financial Corp. (a)	29	1,873

Everest Re Group Ltd.	8	1,598

Globe Life, Inc.	19	1,409

Hartford Financial Services Group, Inc. (The)	69	2,676

Lincoln National Corp.	37	1,378

Loews Corp.	47	1,609

Marsh & McLennan Cos., Inc.	99	10,621

MetLife, Inc.	150	5,462

Principal Financial Group, Inc.	49	2,051

Progressive Corp. (The)	113	9,090

Prudential Financial, Inc.	77	4,664

Travelers Cos., Inc. (The)	49	5,591

Unum Group	39	654

Willis Towers Watson plc	25	4,915

WR Berkley Corp.	27	1,568

		95,772

Interactive Media & Services — 5.4%

Alphabet, Inc., Class A *	58	82,489

Alphabet, Inc., Class C *	57	80,152

Facebook, Inc., Class A *	466	105,854

Twitter, Inc. *	152	4,532

		273,027

INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — 4.9%

Amazon.com, Inc. *	81	224,091

Booking Holdings, Inc. *	8	12,635

eBay, Inc.	128	6,717

Expedia Group, Inc.	26	2,159

		245,602

IT Services — 5.6%

Accenture plc, Class A	124	26,518

Akamai Technologies, Inc. * (a)	31	3,369

Automatic Data Processing, Inc.	83	12,406

Broadridge Financial Solutions, Inc.	22	2,809

Cognizant Technology Solutions Corp., Class A (a)	105	5,955

DXC Technology Co.	49	812

Fidelity National Information Services, Inc.	120	16,061

Fiserv, Inc. *	109	10,643

FleetCor Technologies, Inc. *	16	4,087

Gartner, Inc. *	17	2,098

Global Payments, Inc.	58	9,836

International Business Machines Corp.	172	20,789

Jack Henry & Associates, Inc.	15	2,733

Leidos Holdings, Inc.	26	2,425

Mastercard, Inc., Class A	171	50,667

Paychex, Inc.	62	4,689

PayPal Holdings, Inc. *	228	39,661

VeriSign, Inc. *	20	4,077

Visa, Inc., Class A (a)	327	63,182

Western Union Co. (The) (a)	80	1,722

		284,539

Leisure Products — 0.0% (c)

Hasbro, Inc. (a)	25	1,851

Life Sciences Tools & Services — 1.2%

Agilent Technologies, Inc.	60	5,290

Bio-Rad Laboratories, Inc., Class A *	4	1,871

Illumina, Inc. *	28	10,555

IQVIA Holdings, Inc. *	34	4,885

Mettler-Toledo International, Inc. *	5	3,734

PerkinElmer, Inc.	22	2,118

Thermo Fisher Scientific, Inc.	77	27,744

Waters Corp. *	12	2,165

		58,362

Machinery — 1.5%

Caterpillar, Inc.	105	13,273

Cummins, Inc.	29	4,955

Deere & Co.	61	9,531

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — continued

Dover Corp.	28	2,695

Flowserve Corp.	25	720

Fortive Corp.	57	3,888

IDEX Corp.	15	2,310

Illinois Tool Works, Inc.	56	9,745

Ingersoll Rand, Inc. * (a)	67	1,885

Otis Worldwide Corp.	79	4,488

PACCAR, Inc.	67	5,017

Parker-Hannifin Corp.	25	4,561

Pentair plc	32	1,221

Snap-on, Inc.	11	1,460

Stanley Black & Decker, Inc. (a)	30	4,165

Westinghouse Air Brake Technologies Corp. (a)	35	2,018

Xylem, Inc. (a)	35	2,266

		74,198

Media — 1.3%

Charter Communications, Inc., Class A * (a)	29	14,903

Comcast Corp., Class A	883	34,421

Discovery, Inc., Class A * (a)	31	655

Discovery, Inc., Class C *	61	1,181

DISH Network Corp., Class A *	50	1,720

Fox Corp., Class A	66	1,782

Fox Corp., Class B	31	829

Interpublic Group of Cos., Inc. (The)	76	1,296

News Corp., Class A	75	894

News Corp., Class B	24	282

Omnicom Group, Inc. (a)	42	2,268

ViacomCBS, Inc. (a)	105	2,444

		62,675

Metals & Mining — 0.3%

Freeport-McMoRan, Inc. (a)	281	3,257

Newmont Corp.	156	9,606

Nucor Corp.	58	2,418

		15,281

Multiline Retail — 0.5%

Dollar General Corp.	49	9,297

Dollar Tree, Inc. *	46	4,263

Kohl’s Corp.	31	635

Target Corp.	97	11,626

		25,821

Multi-Utilities — 1.0%

Ameren Corp.	48	3,368

CenterPoint Energy, Inc. (a)	106	1,972

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued

CMS Energy Corp.	55	3,242

Consolidated Edison, Inc.	65	4,659

Dominion Energy, Inc.	163	13,208

DTE Energy Co.	37	4,014

NiSource, Inc.	74	1,688

Public Service Enterprise Group, Inc.	98	4,819

Sempra Energy	57	6,648

WEC Energy Group, Inc.	61	5,360

		48,978

Oil, Gas & Consumable Fuels — 2.6%

Apache Corp. (a)	73	988

Cabot Oil & Gas Corp.	77	1,328

Chevron Corp.	362	32,297

Concho Resources, Inc. (a)	38	1,964

ConocoPhillips	208	8,737

Devon Energy Corp. (a)	74	841

Diamondback Energy, Inc.	31	1,280

EOG Resources, Inc.	113	5,717

Exxon Mobil Corp.	820	36,657

Hess Corp. (a)	51	2,622

HollyFrontier Corp.	29	843

Kinder Morgan, Inc.	377	5,720

Marathon Oil Corp. (a)	153	938

Marathon Petroleum Corp.	126	4,712

Noble Energy, Inc.	93	833

Occidental Petroleum Corp.	174	3,193

ONEOK, Inc.	85	2,833

Phillips 66	85	6,087

Pioneer Natural Resources Co.	32	3,123

Valero Energy Corp.	79	4,649

Williams Cos., Inc. (The)	235	4,474

		129,836

Personal Products — 0.2%

Coty, Inc., Class A	58	258

Estee Lauder Cos., Inc. (The), Class A	44	8,222

		8,480

Pharmaceuticals — 4.3%

Bristol-Myers Squibb Co.	439	25,794

Eli Lilly and Co.	163	26,807

Johnson & Johnson	511	71,830

Merck & Co., Inc.	489	37,842

Mylan NV * (a)	100	1,612

Perrigo Co. plc (a)	26	1,461

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — continued

Pfizer, Inc.	1,077	35,215

Zoetis, Inc.	92	12,618

		213,179

Professional Services — 0.3%

Equifax, Inc.	24	4,045

IHS Markit Ltd.	77	5,839

Nielsen Holdings plc	69	1,027

Robert Half International, Inc.	22	1,174

Verisk Analytics, Inc.	31	5,354

		17,439

Real Estate Management & Development — 0.1%

CBRE Group, Inc., Class A *	65	2,938

Road & Rail — 1.0%

CSX Corp.	148	10,350

JB Hunt Transport Services, Inc.	16	1,968

Kansas City Southern	18	2,750

Norfolk Southern Corp.	50	8,720

Old Dominion Freight Line, Inc.	18	3,102

Union Pacific Corp.	132	22,242

		49,132

Semiconductors & Semiconductor Equipment — 4.8%

Advanced Micro Devices, Inc. *	227	11,946

Analog Devices, Inc.	71	8,760

Applied Materials, Inc.	178	10,741

Broadcom, Inc. (a)	78	24,462

Intel Corp.	821	49,111

KLA Corp.	30	5,846

Lam Research Corp.	28	9,103

Maxim Integrated Products, Inc.	52	3,133

Microchip Technology, Inc. (a)	48	5,009

Micron Technology, Inc. *	216	11,109

NVIDIA Corp.	119	45,306

Qorvo, Inc. *	22	2,459

QUALCOMM, Inc.	218	19,892

Skyworks Solutions, Inc.	32	4,136

Texas Instruments, Inc.	178	22,592

Xilinx, Inc.	47	4,638

		238,243

Software — 9.2%

Adobe, Inc. *	93	40,662

ANSYS, Inc. *	17	4,859

Autodesk, Inc. *	42	10,165

Cadence Design Systems, Inc. *	54	5,194

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Citrix Systems, Inc.	22	3,328

Fortinet, Inc. *	26	3,571

Intuit, Inc.	51	14,974

Microsoft Corp.	1,470	299,204

NortonLifeLock, Inc.	105	2,083

Oracle Corp.	404	22,302

Paycom Software, Inc. *	9	2,897

salesforce.com, Inc. *	175	32,722

ServiceNow, Inc. *	37	14,976

Synopsys, Inc. *	29	5,701

Tyler Technologies, Inc. *	8	2,674

		465,312

Specialty Retail — 2.4%

Advance Auto Parts, Inc. (a)	13	1,908

AutoZone, Inc. *	5	5,107

Best Buy Co., Inc.	44	3,846

CarMax, Inc. * (a)	32	2,825

Gap, Inc. (The)	41	521

Home Depot, Inc. (The)	209	52,235

L Brands, Inc.	45	677

Lowe’s Cos., Inc.	146	19,778

O’Reilly Automotive, Inc. *	14	6,068

Ross Stores, Inc.	69	5,873

Tiffany & Co.	21	2,582

TJX Cos., Inc. (The)	232	11,742

Tractor Supply Co.	22	2,954

Ulta Beauty, Inc. *	11	2,221

		118,337

Technology Hardware, Storage & Peripherals — 5.9%

Apple, Inc.	790	288,152

Hewlett Packard Enterprise Co.	249	2,424

HP, Inc.	277	4,832

NetApp, Inc.	43	1,903

Seagate Technology plc	44	2,119

Western Digital Corp.	58	2,565

Xerox Holdings Corp.	36	543

		302,538

Textiles, Apparel & Luxury Goods — 0.6%

Hanesbrands, Inc. (a)	67	762

NIKE, Inc., Class B	240	23,571

PVH Corp.	14	661

Ralph Lauren Corp.	9	672

Tapestry, Inc.	54	711

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — continued

Under Armour, Inc., Class A * (a)	37	356

Under Armour, Inc., Class C * (a)	38	337

VF Corp.	62	3,767

		30,837

Tobacco — 0.7%

Altria Group, Inc.	360	14,141

Philip Morris International, Inc.	302	21,150

		35,291

Trading Companies & Distributors — 0.2%

Fastenal Co.	111	4,757

United Rentals, Inc. *	14	2,082

WW Grainger, Inc. (a)	8	2,638

		9,477

Water Utilities — 0.1%

American Water Works Co., Inc.	35	4,515

Wireless Telecommunication Services — 0.2%

T-Mobile US, Inc. * (a)	110	11,506

Total Common Stocks (Cost $2,940,655)		4,970,203

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.0%

Investment Companies — 0.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.06% (d) (e) (Cost $23,364)	23,364	23,364

Investment of Cash Collateral from Securities Loaned — 2.5%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (d) (e)	82,053	82,086

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (d) (e)	44,138	44,138

Total Investment of Cash Collateral from Securities Loaned (Cost $126,226)		126,224

Total Short-Term Investments (Cost $149,590)		149,588

Total Investments — 102.3% (Cost $3,090,245)		5,119,791
Liabilities in Excess of Other Assets — (2.3)%		(115,920)

Net Assets — 100.0%		5,003,871

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $124,206,000.
(b)	Investment in affiliate. This security is included in an index in which the Fund tracks.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
S&P 500 E-Mini Index	229	09/2020	USD	35,315	512

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Aerospace & Defense — 0.9%

AAR Corp.	14	285

Aerojet Rocketdyne Holdings, Inc. *	27	1,050

Axon Enterprise, Inc. * (a)	21	2,061

Curtiss-Wright Corp.	34	3,001

Moog, Inc., Class A	20	1,037

Triumph Group, Inc.	16	143

		7,577

Air Freight & Logistics — 0.8%

Echo Global Logistics, Inc. *	10	212

Forward Air Corp.	11	538

Hub Group, Inc., Class A *	61	2,917

XPO Logistics, Inc. *	35	2,719

		6,386

Airlines — 0.4%

Hawaiian Holdings, Inc.	19	265

JetBlue Airways Corp. *	180	1,960

SkyWest, Inc.	18	594

		2,819

Auto Components — 1.5%

Adient plc *	61	1,008

American Axle & Manufacturing Holdings, Inc. *	49	369

Cooper Tire & Rubber Co.	18	508

Dana, Inc.	129	1,569

Garrett Motion, Inc. (Switzerland) *	44	243

Gentex Corp.	90	2,322

Goodyear Tire & Rubber Co. (The)	82	729

LCI Industries	10	1,115

Lear Corp.	32	3,434

Visteon Corp. *	9	630

		11,927

Automobiles — 0.5%

Harley-Davidson, Inc.	52	1,241

Thor Industries, Inc. (a)	19	2,071

Winnebago Industries, Inc. (a)	10	686

		3,998

Banks — 5.9%

Ameris Bancorp	11	262

Associated Banc-Corp.	124	1,701

BancorpSouth Bank	37	833

Bank OZK	43	1,012

Banner Corp.	50	1,890

Berkshire Hills Bancorp, Inc.	51	564

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Boston Private Financial Holdings, Inc.	26	180

Brookline Bancorp, Inc.	25	248

Cathay General Bancorp	27	703

CIT Group, Inc.	36	752

Columbia Banking System, Inc.	21	605

Commerce Bancshares, Inc. (a)	39	2,297

Cullen/Frost Bankers, Inc. (a)	8	628

Customers Bancorp, Inc. *	108	1,292

Dime Community Bancshares, Inc.	25	346

Eagle Bancorp, Inc.	49	1,595

East West Bancorp, Inc.	49	1,767

First BanCorp (Puerto Rico)	80	449

First Commonwealth Financial Corp.	37	307

First Financial Bancorp	14	199

First Horizon National Corp.	110	1,097

First Midwest Bancorp, Inc.	125	1,674

FNB Corp.	112	841

Fulton Financial Corp. (a)	70	736

Great Western Bancorp, Inc.	23	316

Hancock Whitney Corp. (a)	73	1,552

Hanmi Financial Corp.	47	460

Hope Bancorp, Inc.	55	508

International Bancshares Corp.	19	592

NBT Bancorp, Inc.	12	357

OFG Bancorp (Puerto Rico)	18	239

Pacific Premier Bancorp, Inc.	84	1,815

PacWest Bancorp	42	830

Pinnacle Financial Partners, Inc. (a)	25	1,064

Prosperity Bancshares, Inc.	32	1,924

Signature Bank	28	2,941

Sterling Bancorp	76	886

Synovus Financial Corp.	57	1,179

TCF Financial Corp.	56	1,637

Texas Capital Bancshares, Inc. *	18	543

Trustmark Corp.	22	537

UMB Financial Corp.	12	639

Umpqua Holdings Corp.	79	843

United Bankshares, Inc.	44	1,206

United Community Banks, Inc.	94	1,899

Valley National Bancorp	114	891

Veritex Holdings, Inc.	7	116

Webster Financial Corp.	32	921

Wintrust Financial Corp.	42	1,829

		47,702

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Beverages — 0.2%

Boston Beer Co., Inc. (The), Class A * (a)	2	1,127

Coca-Cola Consolidated, Inc.	2	344

		1,471

Biotechnology — 1.9%

Arrowhead Pharmaceuticals, Inc. * (a)	54	2,328

Eagle Pharmaceuticals, Inc. *	37	1,794

Emergent BioSolutions, Inc. * (a)	5	395

Momenta Pharmaceuticals, Inc. *	100	3,330

Myriad Genetics, Inc. *	23	261

REGENXBIO, Inc. * (a)	78	2,862

Spectrum Pharmaceuticals, Inc. *	107	363

United Therapeutics Corp. *	34	4,120

		15,453

Building Products — 1.3%

American Woodmark Corp. *	6	416

Apogee Enterprises, Inc.	10	223

Gibraltar Industries, Inc. *	12	595

Insteel Industries, Inc.	7	135

Lennox International, Inc. (a)	9	1,994

Owens Corning	39	2,159

Patrick Industries, Inc.	9	570

PGT Innovations, Inc. *	47	743

Quanex Building Products Corp.	79	1,092

Simpson Manufacturing Co., Inc.	2	177

UFP Industries, Inc.	41	2,023

		10,127

Capital Markets — 2.2%

Affiliated Managers Group, Inc.	12	857

Blucora, Inc. *	43	488

Eaton Vance Corp.	42	1,613

Evercore, Inc., Class A	21	1,243

FactSet Research Systems, Inc. (a)	14	4,501

Federated Hermes, Inc., Class B	46	1,090

Janus Henderson Group plc (United Kingdom) (a)	7	141

Legg Mason, Inc.	36	1,811

Piper Sandler Cos.	6	343

SEI Investments Co.	43	2,372

Stifel Financial Corp.	56	2,662

Virtus Investment Partners, Inc.	3	349

		17,470

Chemicals — 2.6%

Ashland Global Holdings, Inc.	27	1,852

Cabot Corp.	21	769

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

FutureFuel Corp.	115	1,378

Hawkins, Inc.	3	141

HB Fuller Co.	28	1,262

Ingevity Corp. *	14	757

Innospec, Inc.	9	718

Koppers Holdings, Inc. *	48	904

Kraton Corp. *	22	372

Minerals Technologies, Inc.	13	603

NewMarket Corp.	1	400

PolyOne Corp.	78	2,054

RPM International, Inc. (a)	41	3,047

Scotts Miracle-Gro Co. (The)	14	1,936

Sensient Technologies Corp.	9	480

Stepan Co.	17	1,629

Tredegar Corp.	10	157

Trinseo SA	33	722

Valvoline, Inc.	67	1,289

		20,470

Commercial Services & Supplies — 1.6%

ABM Industries, Inc.	24	863

Brady Corp., Class A	19	876

Brink’s Co. (The)	35	1,579

Clean Harbors, Inc. *	19	1,116

Deluxe Corp.	16	370

Harsco Corp. *	29	394

Herman Miller, Inc.	78	1,847

HNI Corp.	19	583

Interface, Inc.	22	181

KAR Auction Services, Inc.	102	1,402

MSA Safety, Inc.	10	1,190

Pitney Bowes, Inc. (a)	52	136

RR Donnelley & Sons Co. (a)	65	78

Tetra Tech, Inc.	20	1,581

UniFirst Corp.	5	895

		13,091

Communications Equipment — 1.0%

ADTRAN, Inc.	80	869

Ciena Corp. *	35	1,879

Comtech Telecommunications Corp.	11	184

Digi International, Inc. *	47	546

InterDigital, Inc. (a)	11	634

Lumentum Holdings, Inc. * (a)	31	2,533

Viavi Solutions, Inc. * (a)	77	976

		7,621

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Construction & Engineering — 1.7%

AECOM *	93	3,497

Aegion Corp. *	9	145

Arcosa, Inc.	18	772

Comfort Systems USA, Inc.	34	1,387

Dycom Industries, Inc. *	12	487

EMCOR Group, Inc. (a)	41	2,723

Fluor Corp.	54	647

MasTec, Inc. *	61	2,719

Valmont Industries, Inc.	7	841

		13,218

Construction Materials — 0.2%

Eagle Materials, Inc.	15	1,075

US Concrete, Inc. *	6	151

		1,226

Consumer Finance — 0.6%

Encore Capital Group, Inc. *	9	297

Enova International, Inc. *	12	180

EZCORP, Inc., Class A *	31	195

FirstCash, Inc.	15	998

Green Dot Corp., Class A *	18	864

LendingTree, Inc. * (a)	2	695

Navient Corp. (a)	84	591

SLM Corp.	150	1,054

		4,874

Containers & Packaging — 0.6%

AptarGroup, Inc.	8	873

Greif, Inc., Class A	7	248

O-I Glass, Inc. (a)	63	562

Silgan Holdings, Inc.	64	2,057

Sonoco Products Co.	13	695

		4,435

Distributors — 0.4%

Core-Mark Holding Co., Inc.	50	1,248

Pool Corp.	8	2,256

		3,504

Diversified Consumer Services — 0.8%

American Public Education, Inc. *	28	832

Graham Holdings Co., Class B	2	651

Grand Canyon Education, Inc. * (a)	2	190

Perdoceo Education Corp. * (a)	28	452

Service Corp. International (a)	70	2,726

Strategic Education, Inc.	8	1,183

WW International, Inc. *	19	470

		6,504

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 0.2%

Jefferies Financial Group, Inc.	119	1,854

Diversified Telecommunication Services — 0.1%

ATN International, Inc.	4	212

Vonage Holdings Corp. *	88	887

		1,099

Electric Utilities — 1.3%

ALLETE, Inc.	18	967

Hawaiian Electric Industries, Inc. (a)	77	2,784

IDACORP, Inc.	42	3,701

OGE Energy Corp.	84	2,557

		10,009

Electrical Equipment — 1.7%

Acuity Brands, Inc.	14	1,312

Encore Wire Corp.	25	1,225

EnerSys (a)	16	1,025

Generac Holdings, Inc. *	10	1,219

Hubbell, Inc.	19	2,417

nVent Electric plc	58	1,094

Powell Industries, Inc.	38	1,033

Regal Beloit Corp.	46	3,986

		13,311

Electronic Equipment, Instruments & Components — 4.4%

Arrow Electronics, Inc. *	70	4,831

Avnet, Inc.	97	2,698

Bel Fuse, Inc., Class B	25	272

Belden, Inc.	13	434

Benchmark Electronics, Inc.	13	281

Cognex Corp.	41	2,437

Coherent, Inc. *	8	1,021

ePlus, Inc. *	15	1,032

Fabrinet (Thailand) *	44	2,722

Insight Enterprises, Inc. *	24	1,166

Itron, Inc. *	23	1,550

Jabil, Inc.	92	2,964

Littelfuse, Inc.	7	1,247

Methode Electronics, Inc.	56	1,764

National Instruments Corp.	67	2,605

OSI Systems, Inc. *	6	448

Sanmina Corp. *	59	1,477

SYNNEX Corp.	17	2,036

Trimble, Inc. *	69	2,986

TTM Technologies, Inc. * (a)	30	355

Vishay Intertechnology, Inc.	93	1,418

		35,744

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Energy Equipment & Services — 0.4%

Archrock, Inc. (a)	47	306

Bristow Group, Inc. *	10	140

ChampionX Corp. *	28	273

Exterran Corp. *	10	54

Helix Energy Solutions Group, Inc. *	30	103

Helmerich & Payne, Inc. (a)	24	460

Matrix Service Co. *	21	208

Newpark Resources, Inc. * (a)	31	70

Oceaneering International, Inc. *	37	237

Oil States International, Inc. *	22	105

Patterson-UTI Energy, Inc. (a)	77	266

ProPetro Holding Corp. *	91	468

SEACOR Holdings, Inc. *	6	161

Transocean Ltd. *	178	326

		3,177

Entertainment — 0.1%

Cinemark Holdings, Inc.	38	433

Equity Real Estate Investment Trusts (REITs) — 8.0%

Acadia Realty Trust	18	239

Agree Realty Corp. (a)	20	1,281

Alexander & Baldwin, Inc.	26	318

American Assets Trust, Inc.	67	1,871

American Campus Communities, Inc.	48	1,670

Armada Hoffler Properties, Inc.	94	934

Brixmor Property Group, Inc.	136	1,740

Camden Property Trust	42	3,844

CareTrust REIT, Inc.	52	892

Chatham Lodging Trust	14	87

Community Healthcare Trust, Inc.	18	753

CoreSite Realty Corp.	8	993

Corporate Office Properties Trust	92	2,320

Cousins Properties, Inc.	64	1,914

CyrusOne, Inc. (a)	37	2,677

DiamondRock Hospitality Co.	127	702

Douglas Emmett, Inc.	94	2,890

EastGroup Properties, Inc.	14	1,661

EPR Properties (a)	17	577

Essential Properties Realty Trust, Inc. (a)	61	902

First Industrial Realty Trust, Inc.	56	2,153

Four Corners Property Trust, Inc.	6	142

GEO Group, Inc. (The)	14	170

Getty Realty Corp.	12	364

Global Net Lease, Inc.	84	1,412

Highwoods Properties, Inc.	76	2,818

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Hudson Pacific Properties, Inc.	26	664

Independence Realty Trust, Inc.	30	340

Innovative Industrial Properties, Inc. (a)	7	581

iStar, Inc. (a)	29	352

JBG SMITH Properties	42	1,254

Kilroy Realty Corp.	37	2,199

Kite Realty Group Trust	31	363

Life Storage, Inc.	28	2,678

Medical Properties Trust, Inc.	197	3,710

National Retail Properties, Inc.	49	1,746

National Storage Affiliates Trust	22	628

Office Properties Income Trust	16	421

Omega Healthcare Investors, Inc.	76	2,265

Park Hotels & Resorts, Inc.	89	883

Pebblebrook Hotel Trust (a)	11	149

PotlatchDeltic Corp.	56	2,139

PS Business Parks, Inc.	2	305

Rayonier, Inc.	31	761

RPT Realty	33	232

Sabra Health Care REIT, Inc.	69	1,001

Saul Centers, Inc.	4	129

Service Properties Trust	57	404

Spirit Realty Capital, Inc. (a)	57	1,970

STORE Capital Corp.	48	1,131

Summit Hotel Properties, Inc.	41	243

Uniti Group, Inc.	18	166

Urban Edge Properties	59	700

Urstadt Biddle Properties, Inc., Class A	11	132

Weingarten Realty Investors	44	836

Xenia Hotels & Resorts, Inc.	105	977

		64,683

Food & Staples Retailing — 1.0%

Andersons, Inc. (The)	12	171

BJ’s Wholesale Club Holdings, Inc. *	42	1,573

Casey’s General Stores, Inc.	13	1,928

Chefs’ Warehouse, Inc. (The) * (a)	11	147

Grocery Outlet Holding Corp. *	11	461

PriceSmart, Inc. (a)	26	1,592

SpartanNash Co.	13	276

Sprouts Farmers Market, Inc. * (a)	46	1,172

United Natural Foods, Inc. *	21	379

		7,699

Food Products — 1.9%

B&G Foods, Inc.	21	519

Cal-Maine Foods, Inc.*	10	458

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food Products — continued

Darling Ingredients, Inc. *	54	1,337

Flowers Foods, Inc.	88	1,957

Hain Celestial Group, Inc. (The) *	13	410

Ingredion, Inc.	41	3,383

J&J Snack Foods Corp.	2	267

John B Sanfilippo & Son, Inc.	4	316

Pilgrim’s Pride Corp. *	65	1,103

Post Holdings, Inc. *	37	3,251

Sanderson Farms, Inc. (a)	7	823

Seneca Foods Corp., Class A *	10	346

TreeHouse Foods, Inc. *	20	885

		15,055

Gas Utilities — 1.1%

National Fuel Gas Co.	36	1,519

New Jersey Resources Corp.	32	1,033

Southwest Gas Holdings, Inc.	20	1,371

Spire, Inc.	18	1,150

UGI Corp.	121	3,863

		8,936

Health Care Equipment & Supplies — 3.0%

CONMED Corp. (a)	9	626

Cutera, Inc. *	6	68

Globus Medical, Inc., Class A *	27	1,264

Haemonetics Corp. *	21	1,854

Hill-Rom Holdings, Inc.	32	3,513

ICU Medical, Inc. *	6	1,014

Inogen, Inc. * (a)	8	266

Integer Holdings Corp. *	30	2,184

Integra LifeSciences Holdings Corp. * (a)	24	1,142

Lantheus Holdings, Inc. *	54	766

LivaNova plc *	15	727

Masimo Corp. * (a)	27	6,066

Meridian Bioscience, Inc. *	20	468

Natus Medical, Inc. *	12	266

NuVasive, Inc. *	17	930

OraSure Technologies, Inc. *	19	222

Orthofix Medical, Inc. *	17	541

Penumbra, Inc. * (a)	12	2,146

Varex Imaging Corp. *	13	198

		24,261

Health Care Providers & Services — 4.1%

Acadia Healthcare Co., Inc. * (a)	16	402

Amedisys, Inc. *	13	2,482

AMN Healthcare Services, Inc. *	17	758

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued

BioTelemetry, Inc. * (a)	25	1,116

Chemed Corp.	10	4,557

CorVel Corp. *	4	255

Encompass Health Corp.	23	1,412

Ensign Group, Inc. (The)	56	2,360

HealthEquity, Inc. *	23	1,373

LHC Group, Inc. *	11	1,987

Magellan Health, Inc. *	52	3,778

MEDNAX, Inc. * (a)	108	1,845

Molina Healthcare, Inc. *	24	4,324

Owens & Minor, Inc. (a)	223	1,696

Pennant Group, Inc. (The) *	28	637

Select Medical Holdings Corp. *	135	1,993

Tenet Healthcare Corp. *	45	815

Tivity Health, Inc. * (a)	81	914

		32,704

Health Care Technology — 0.5%

Allscripts Healthcare Solutions, Inc. * (a)	67	454

HealthStream, Inc. *	10	228

HMS Holdings Corp. *	56	1,823

NextGen Healthcare, Inc. *	17	191

Omnicell, Inc. *	14	1,010

		3,706

Hotels, Restaurants & Leisure — 1.9%

BJ’s Restaurants, Inc. (a)	8	172

Bloomin’ Brands, Inc.	26	279

Boyd Gaming Corp.	29	604

Brinker International, Inc.	13	314

Cheesecake Factory, Inc. (The) (a)	17	387

Cracker Barrel Old Country Store, Inc.	6	624

Dave & Buster’s Entertainment, Inc. (a)	12	163

Dine Brands Global, Inc. (a)	6	253

Dunkin’ Brands Group, Inc.	29	1,878

Eldorado Resorts, Inc. *	29	1,150

Jack in the Box, Inc. (a)	9	652

Marriott Vacations Worldwide Corp.	14	1,159

Penn National Gaming, Inc. * (a)	39	1,200

Ruth’s Hospitality Group, Inc.	8	64

Scientific Games Corp. * (a)	22	332

Six Flags Entertainment Corp. (a)	28	544

Texas Roadhouse, Inc. (a)	23	1,206

Wendy’s Co. (The)	66	1,435

Wingstop, Inc.	3	459

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — continued

Wyndham Destinations, Inc.	40	1,136

Wyndham Hotels & Resorts, Inc.	24	1,006

		15,017

Household Durables — 2.0%

Cavco Industries, Inc. *	11	2,178

Helen of Troy Ltd. *	2	337

Installed Building Products, Inc. *	8	523

iRobot Corp. *	10	831

KB Home	61	1,874

La-Z-Boy, Inc.	16	430

M/I Homes, Inc. *	9	320

MDC Holdings, Inc.	18	646

Meritage Homes Corp. *	21	1,576

Taylor Morrison Home Corp. *	45	861

Tempur Sealy International, Inc. *	17	1,202

Toll Brothers, Inc.	48	1,548

TopBuild Corp. *	12	1,365

TRI Pointe Group, Inc. *	47	693

Tupperware Brands Corp. (a)	52	249

Universal Electronics, Inc. *	36	1,700

		16,333

Household Products — 0.4%

Central Garden & Pet Co. *	36	1,277

Central Garden & Pet Co., Class A *	16	537

Energizer Holdings, Inc.	23	1,088

		2,902

Industrial Conglomerates — 0.3%

Carlisle Cos., Inc.	21	2,481

Insurance — 4.1%

Alleghany Corp.	7	3,259

Ambac Financial Group, Inc. *	18	261

American Equity Investment Life Holding Co.	49	1,211

American Financial Group, Inc.	45	2,860

Brighthouse Financial, Inc. *	40	1,118

Brown & Brown, Inc. (a)	36	1,474

CNO Financial Group, Inc.	55	853

First American Financial Corp.	55	2,656

Hanover Insurance Group, Inc. (The)	32	3,245

HCI Group, Inc. (a)	2	106

James River Group Holdings Ltd.	11	513

Kemper Corp. (a)	28	2,060

Old Republic International Corp.	191	3,117

Primerica, Inc. (a)	15	1,772

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued

Reinsurance Group of America, Inc.	34	2,628

RenaissanceRe Holdings Ltd. (Bermuda)	16	2,805

Selective Insurance Group, Inc.	18	964

Stewart Information Services Corp.	8	270

Third Point Reinsurance Ltd. (Bermuda) *	76	570

United Insurance Holdings Corp.	76	597

Universal Insurance Holdings, Inc.	12	211

		32,550

Interactive Media & Services — 0.3%

QuinStreet, Inc. *	46	482

TripAdvisor, Inc.	71	1,354

Yelp, Inc. *	27	613

		2,449

Internet & Direct Marketing Retail — 1.5%

Etsy, Inc. * (a)	64	6,767

Grubhub, Inc. *	12	872

PetMed Express, Inc.	8	299

Stamps.com, Inc. *	22	4,023

		11,961

IT Services — 2.9%

Alliance Data Systems Corp.	10	469

CACI International, Inc., Class A *	19	4,168

Cardtronics plc, Class A *	15	371

EVERTEC, Inc. (Puerto Rico)	21	579

ExlService Holdings, Inc. *	12	771

KBR, Inc.	99	2,235

ManTech International Corp., Class A	11	753

MAXIMUS, Inc.	23	1,585

NIC, Inc.	24	546

Perficient, Inc. *	12	429

Perspecta, Inc.	152	3,534

Sabre Corp.	180	1,448

Science Applications International Corp.	17	1,351

Sykes Enterprises, Inc. *	70	1,924

Unisys Corp. *	42	458

WEX, Inc. *	14	2,376

		22,997

Leisure Products — 0.8%

Brunswick Corp.	31	1,978

Mattel, Inc. * (a)	128	1,236

Polaris, Inc.	22	2,043

YETI Holdings, Inc. *	24	1,013

		6,270

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Life Sciences Tools & Services — 1.5%

Bio-Techne Corp.	13	3,538

Charles River Laboratories International, Inc. *	19	3,261

Medpace Holdings, Inc. *	19	1,795

PRA Health Sciences, Inc. *	21	2,004

Syneos Health, Inc. *	24	1,410

		12,008

Machinery — 4.4%

AGCO Corp.	55	3,040

Albany International Corp., Class A	10	575

Barnes Group, Inc.	17	673

Chart Industries, Inc. *	11	548

Colfax Corp. *	31	868

Crane Co.	52	3,117

Federal Signal Corp.	20	595

Graco, Inc.	8	389

Greenbrier Cos., Inc. (The)	49	1,108

Hillenbrand, Inc.	37	988

ITT, Inc.	69	4,076

John Bean Technologies Corp.	12	1,015

Lydall, Inc. *	8	102

Meritor, Inc. *	27	533

Mueller Industries, Inc.	36	954

Nordson Corp.	10	1,935

Oshkosh Corp.	52	3,717

SPX Corp. *	17	708

SPX FLOW, Inc. *	15	558

Standex International Corp.	4	259

Terex Corp.	62	1,167

Timken Co. (The)	72	3,269

Toro Co. (The)	37	2,481

Wabash National Corp. (a)	134	1,418

Watts Water Technologies, Inc., Class A	9	769

Woodward, Inc.	6	450

		35,312

Marine — 0.1%

Kirby Corp. *	13	680

Media — 1.4%

AMC Networks, Inc., Class A * (a)	70	1,633

Cable One, Inc.	2	3,016

EW Scripps Co. (The), Class A	20	179

Gannett Co., Inc. (a)	90	124

John Wiley & Sons, Inc., Class A	68	2,660

Meredith Corp. (a)	53	769

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

New York Times Co. (The), Class A	14	580

TEGNA, Inc.	196	2,187

		11,148

Metals & Mining — 2.1%

Allegheny Technologies, Inc. * (a)	47	480

Arconic Corp. *	34	474

Carpenter Technology Corp.	6	155

Cleveland-Cliffs, Inc. (a)	85	471

Commercial Metals Co.	101	2,066

Haynes International, Inc.	10	238

Kaiser Aluminum Corp.	11	785

Materion Corp.	12	756

Reliance Steel & Aluminum Co.	40	3,815

Royal Gold, Inc.	13	1,653

Steel Dynamics, Inc.	130	3,388

SunCoke Energy, Inc.	38	111

Warrior Met Coal, Inc.	76	1,174

Worthington Industries, Inc.	26	964

		16,530

Mortgage Real Estate Investment Trusts (REITs) — 0.4%

Apollo Commercial Real Estate Finance, Inc.	53	516

ARMOUR Residential REIT, Inc.	22	209

Capstead Mortgage Corp.	92	503

KKR Real Estate Finance Trust, Inc.	33	542

PennyMac Mortgage Investment Trust	59	1,033

Redwood Trust, Inc. (a)	96	675

		3,478

Multiline Retail — 0.3%

Big Lots, Inc.	15	613

Dillard’s, Inc., Class A (a)	7	178

Macy’s, Inc.	111	762

Ollie’s Bargain Outlet Holdings, Inc. * (a)	12	1,182

		2,735

Multi-Utilities — 0.7%

Black Hills Corp.	22	1,247

MDU Resources Group, Inc. (a)	152	3,371

NorthWestern Corp.	24	1,327

		5,945

Oil, Gas & Consumable Fuels — 1.3%

Antero Midstream Corp.	97	496

Callon Petroleum Co. * (a)	51	59

Cimarex Energy Co.	39	1,078

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Oil, Gas & Consumable Fuels — continued

CNX Resources Corp. * (a)	71	612

EQT Corp.	99	1,175

Green Plains, Inc. * (a)	13	137

Murphy Oil Corp.	66	907

Par Pacific Holdings, Inc. * (a)	86	770

PBF Energy, Inc., Class A	26	264

PDC Energy, Inc. *	36	447

Renewable Energy Group, Inc. * (a)	33	823

REX American Resources Corp. *	2	160

Southwestern Energy Co. * (a)	173	443

World Fuel Services Corp.	79	2,038

WPX Energy, Inc. *	180	1,146

		10,555

Paper & Forest Products — 0.7%

Boise Cascade Co.	47	1,764

Domtar Corp.	37	785

Louisiana-Pacific Corp.	75	1,916

Mercer International, Inc. (Germany)	17	140

PH Glatfelter Co.	16	258

Schweitzer-Mauduit International, Inc.	12	392

		5,255

Personal Products — 0.3%

Edgewell Personal Care Co. *	20	620

Medifast, Inc. (a)	5	644

Nu Skin Enterprises, Inc., Class A	20	779

USANA Health Sciences, Inc. * (a)	4	294

		2,337

Pharmaceuticals — 1.0%

Catalent, Inc. *	56	4,112

Endo International plc * (a)	272	934

Lannett Co., Inc. * (a)	241	1,747

Prestige Consumer Healthcare, Inc. *	20	744

Supernus Pharmaceuticals, Inc. *	17	401

		7,938

Professional Services — 1.5%

ASGN, Inc. *	20	1,314

CoreLogic, Inc.	29	1,956

FTI Consulting, Inc. *	14	1,577

Heidrick & Struggles International, Inc.	43	938

Insperity, Inc.	14	893

Kelly Services, Inc., Class A	14	220

Korn Ferry	51	1,564

ManpowerGroup, Inc.	41	2,839

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — continued

Resources Connection, Inc.	40	484

TrueBlue, Inc. *	21	328

		12,113

Real Estate Management & Development — 0.4%

Jones Lang LaSalle, Inc.	20	2,026

RE/MAX Holdings, Inc., Class A (a)	8	239

Realogy Holdings Corp.	167	1,240

		3,505

Road & Rail — 0.6%

ArcBest Corp.	80	2,116

Landstar System, Inc.	27	3,073

		5,189

Semiconductors & Semiconductor Equipment — 3.2%

Advanced Energy Industries, Inc. *	15	989

Axcelis Technologies, Inc. *	12	345

Cabot Microelectronics Corp.	5	690

Cirrus Logic, Inc. *	21	1,300

Cohu, Inc.	15	251

Cree, Inc. * (a)	23	1,361

FormFactor, Inc. *	30	880

Ichor Holdings Ltd. *	9	242

Kulicke & Soffa Industries, Inc. (Singapore)	80	1,669

MKS Instruments, Inc.	27	3,022

Rambus, Inc. *	117	1,772

Semtech Corp. *	24	1,232

SMART Global Holdings, Inc. * (a)	46	1,242

Synaptics, Inc. * (a)	26	1,563

Teradyne, Inc. (a)	72	6,111

Ultra Clean Holdings, Inc. *	28	625

Universal Display Corp.	16	2,409

Veeco Instruments, Inc. *	2	32

		25,735

Software — 3.1%

ACI Worldwide, Inc. *	43	1,166

Bottomline Technologies DE, Inc. *	12	619

CDK Global, Inc.	66	2,717

CommVault Systems, Inc. *	17	673

Fair Isaac Corp. *	10	4,204

j2 Global, Inc. *	17	1,062

LogMeIn, Inc.	16	1,356

Manhattan Associates, Inc. * (a)	34	3,156

Progress Software Corp.	24	914

PTC, Inc. *	53	4,085

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Qualys, Inc. *	11	1,175

SPS Commerce, Inc. *	13	999

Xperi Holding Corp.	157	2,318

		24,444

Specialty Retail — 2.6%

Aaron’s, Inc.	23	1,060

American Eagle Outfitters, Inc. (a)	54	586

Asbury Automotive Group, Inc. * (a)	7	534

AutoNation, Inc. *	22	842

Bed Bath & Beyond, Inc. (a)	121	1,282

Boot Barn Holdings, Inc. * (a)	10	218

Caleres, Inc.	17	138

Cato Corp. (The), Class A	40	328

Children’s Place, Inc. (The)	3	110

Dick’s Sporting Goods, Inc.	23	958

Express, Inc. * (a)	24	37

Five Below, Inc. *	11	1,219

Foot Locker, Inc.	40	1,163

Guess?, Inc. (a)	17	163

Haverty Furniture Cos., Inc. (a)	6	92

Hibbett Sports, Inc. * (a)	33	696

Lithia Motors, Inc., Class A	8	1,196

Michaels Cos., Inc. (The) * (a)	36	255

Murphy USA, Inc. *	11	1,238

Office Depot, Inc.	507	1,191

Rent-A-Center, Inc.	45	1,238

RH * (a)	6	1,493

Sally Beauty Holdings, Inc. * (a)	33	411

Signet Jewelers Ltd. (a)	20	207

Sleep Number Corp. *	9	375

Urban Outfitters, Inc. * (a)	24	370

Williams-Sonoma, Inc. (a)	29	2,385

Zumiez, Inc. *	29	805

		20,590

Technology Hardware, Storage & Peripherals — 0.1%

Diebold Nixdorf, Inc. *	30	184

NCR Corp. *	49	845

		1,029

Textiles, Apparel & Luxury Goods — 1.2%

Capri Holdings Ltd. * (a)	50	785

Carter’s, Inc.	16	1,323

Crocs, Inc. * (a)	26	972

Deckers Outdoor Corp. *	15	3,005

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — continued

Fossil Group, Inc. * (a)	19	88

G-III Apparel Group Ltd. *	15	199

Skechers U.S.A., Inc., Class A *	47	1,476

Steven Madden Ltd.	28	703

Wolverine World Wide, Inc.	29	679

		9,230

Thrifts & Mortgage Finance — 1.0%

Essent Group Ltd.	28	1,008

Flagstar Bancorp, Inc.	13	377

HomeStreet, Inc.	9	224

Meta Financial Group, Inc.	12	209

New York Community Bancorp, Inc. (a)	160	1,636

NMI Holdings, Inc., Class A *	30	489

Northwest Bancshares, Inc.	240	2,457

TrustCo Bank Corp.	146	926

Walker & Dunlop, Inc.	10	493

		7,819

Tobacco — 0.3%

Universal Corp.	9	400

Vector Group Ltd.	191	1,921

		2,321

Trading Companies & Distributors — 0.8%

Applied Industrial Technologies, Inc.	14	855

DXP Enterprises, Inc. *	5	90

GMS, Inc. *	14	354

Kaman Corp. (a)	35	1,443

MSC Industrial Direct Co., Inc., Class A	16	1,173

NOW, Inc. *	114	980

Univar Solutions, Inc. *	50	846

Veritiv Corp. * (a)	24	400

Watsco, Inc. (a)	2	444

		6,585

Water Utilities — 0.7%

American States Water Co.	12	978

California Water Service Group	17	787

Essential Utilities, Inc.	82	3,447

		5,212

Wireless Telecommunication Services — 0.2%

Spok Holdings, Inc.	30	281

Telephone and Data Systems, Inc.	73	1,442

		1,723

Total Common Stocks (Cost $674,553)		774,920

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Preferred Stocks — 0.0% (b)

Trading Companies & Distributors — 0.0% (b)

WESCO International, Inc. Series A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 10.33%), 10.63%, 6/22/2025 (c) (d) (Cost $ — )	—	(e)	—	(e)

Short-Term Investments — 8.0%

Investment Companies — 3.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (f) (g) (Cost $24,756)	24,740		24,762

Investment of Cash Collateral from Securities Loaned — 4.9%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (f) (g)	35,005		35,019

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (f) (g)	4,323		4,323

Total Investment of Cash Collateral from Securities Loaned (Cost $39,340)			39,342

Total Short-Term Investments (Cost $64,096)			64,104

Total Investments — 105.0% (Cost $738,649)			839,024
Liabilities in Excess of Other Assets — (5.0)%			(40,315)

Net Assets — 100.0%			798,709

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $38,484,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2020.
(d)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of June 30, 2020.
(e)	Amount rounds to less than one thousand.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
Russell 2000 E-Mini Index	70	09/2020	USD	5,027	185
S&P Midcap 400 E-Mini Index	86	09/2020	USD	15,291	318

					503

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$4,914,639		$774,920
Investments in affiliates, at value	78,928		24,762
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	126,224		39,342
Cash	—		37
Deposits at broker for futures contracts	2,288		1,735
Receivables:
Investment securities sold	15		15,945
Fund shares sold	33,090		167
Dividends from non-affiliates	3,890		873
Dividends from affiliates	1		—	(a)
Securities lending income (See Note 2.B.)	48		19
Variation margin on futures contracts	303		213
Due from adviser	6		—

Total Assets	5,159,432		858,013

LIABILITIES:
Payables:
Investment securities purchased	24,359		19,126
Collateral received on securities loaned (See Note 2.B.)	126,224		39,342
Fund shares redeemed	4,380		555
Accrued liabilities:
Investment advisory fees	—		108
Administration fees	37		12
Distribution fees	209		37
Service fees	206		24
Custodian and accounting fees	51		23
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1
Other	95		76

Total Liabilities	155,561		59,304

Net Assets	$5,003,871		$798,709

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$3,082,963	$694,056
Total distributable earnings (loss)	1,920,908	104,653

Total Net Assets	$5,003,871	$798,709

Net Assets:
Class A	$572,292	$96,485
Class C	102,864	19,697
Class I	1,022,318	171,771
Class R2	—	10,627
Class R6	3,306,397	500,129

Total	$5,003,871	$798,709

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,149	11,520
Class C	2,205	2,940
Class I	21,650	20,100
Class R2	—	1,295
Class R6	70,034	58,896

Net Asset Value (a):
Class A — Redemption price per share	$47.11	$8.38
Class C — Offering price per share (b)	46.65	6.70
Class I — Offering and redemption price per share	47.22	8.55
Class R2 — Offering and redemption price per share	—	8.21
Class R6 — Offering and redemption price per share	47.21	8.49
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$49.72	$8.84

Cost of investments in non-affiliates	$2,902,621	$674,553
Cost of investments in affiliates	61,398	24,756
Investment securities on loan, at value (See Note 2.B.)	124,206	38,484
Cost of investment of cash collateral (See Note 2.B.)	126,226	39,340

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

(Amounts in thousands)

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$19	$10
Interest income from affiliates	— (a)	—
Dividend income from non-affiliates	114,564	14,005
Dividend income from affiliates	2,522	331
Income from securities lending (net) (See Note 2.B.)	360	233

Total investment income	117,465	14,579

EXPENSES:
Investment advisory fees	1,942	2,165
Administration fees	3,642	650
Distribution fees:
Class A	1,815	284
Class C	761	188
Class R2	—	57
Service fees:
Class A	1,815	284
Class C	254	63
Class I	1,993	545
Class R2	—	28
Custodian and accounting fees	153	51
Interest expense to affiliates	1	— (a)
Professional fees	105	63
Trustees’ and Chief Compliance Officer’s fees	43	29
Printing and mailing costs	133	51
Registration and filing fees	141	101
Transfer agency fees (See Note 2.F.)	253	60
Other	66	21

Total expenses	13,117	4,640

Less fees waived	(5,773)	(1,586)
Less expense reimbursements	(24)	(1)

Net expenses	7,320	3,053

Net investment income (loss)	110,145	11,526

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(73,743)	21,630
Investments in affiliates	(882)	9
Futures contracts	(4,930)	(8,431)

Net realized gain (loss)	(79,555)	13,208

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	320,605	(102,510)
Investments in affiliates	(9,615)	(1)
Futures contracts	51	348

Change in net unrealized appreciation/depreciation	311,041	(102,163)

Net realized/unrealized gains (losses)	231,486	(88,955)

Change in net assets resulting from operations	$341,631	$(77,429)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$110,145	$79,171	$11,526	$11,988
Net realized gain (loss)	(79,555)	(697)	13,208	60,062
Change in net unrealized appreciation/depreciation	311,041	296,868	(102,163)	(113,928)

Change in net assets resulting from operations	341,631	375,342	(77,429)	(41,878)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(13,786)	(10,894)	(7,463)	(17,379)
Class C	(1,399)	(1,200)	(1,930)	(4,564)
Class I	(17,951)	(15,256)	(14,281)	(38,817)
Class R2	—	—	(683)	(1,606)
Class R6 (a)	(76,732)	(59,940)	(32,417)	(57,201)

Total distributions to shareholders	(109,868)	(87,290)	(56,774)	(119,567)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	261,702	856,598	(16,159)	24,718

NET ASSETS:
Change in net assets	493,465	1,144,650	(150,362)	(136,727)
Beginning of period	4,510,406	3,365,756	949,071	1,085,798

End of period	$5,003,871	$4,510,406	$798,709	$949,071

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Market Expansion Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$396,037	$104,926	$14,635	$28,741
Distributions reinvested	13,586	10,738	7,071	15,789
Cost of shares redeemed	(476,055)	(150,518)	(35,182)	(62,068)

Change in net assets resulting from Class A capital transactions	$(66,432)	$(34,854)	$(13,476)	$(17,538)

Class C
Proceeds from shares issued	$28,430	$39,258	$2,645	$9,837
Distributions reinvested	1,019	886	1,874	4,419
Cost of shares redeemed	(27,965)	(30,024)	(9,924)	(14,664)

Change in net assets resulting from Class C capital transactions	$1,484	$10,120	$(5,405)	$(408)

Class I
Proceeds from shares issued	$615,684	$373,010	$66,205	$135,987
Distributions reinvested	17,086	14,608	12,652	34,494
Cost of shares redeemed	(449,355)	(340,701)	(132,377)	(683,948)

Change in net assets resulting from Class I capital transactions	$183,415	$46,917	$(53,520)	$(513,467)

Class R2
Proceeds from shares issued	$—	$—	$2,859	$5,659
Distributions reinvested	—	—	683	1,476
Cost of shares redeemed	—	—	(3,891)	(5,678)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(349)	$1,457

Class R6 (a)
Proceeds from shares issued	$933,144	$1,219,905	$88,970	$516,387
Distributions reinvested	75,669	59,271	32,417	57,201
Cost of shares redeemed	(865,578)	(444,761)	(64,796)	(18,914)

Change in net assets resulting from Class R6 capital transactions	$143,235	$834,415	$56,591	$554,674

Total change in net assets resulting from capital transactions	$261,702	$856,598	$(16,159)	$24,718

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Market Expansion Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	9,010	2,516	1,620	2,791
Reinvested	300	257	706	1,719
Redeemed	(10,572)	(3,539)	(3,909)	(5,982)

Change in Class A Shares	(1,262)	(766)	(1,583)	(1,472)

Class C
Issued	638	964	354	1,183
Reinvested	23	22	234	591
Redeemed	(629)	(718)	(1,383)	(1,763)

Change in Class C Shares	32	268	(795)	11

Class I
Issued	13,690	8,890	7,326	13,208
Reinvested	378	349	1,238	3,691
Redeemed	(10,027)	(8,135)	(14,740)	(63,152)

Change in Class I Shares	4,041	1,104	(6,176)	(46,253)

Class R2
Issued	—	—	332	530
Reinvested	—	—	69	164
Redeemed	—	—	(425)	(548)

Change in Class R2 Shares	—	—	(24)	146

Class R6 (a)
Issued	20,323	27,981	11,559	47,015
Reinvested	1,679	1,409	3,191	6,146
Redeemed	(19,098)	(10,460)	(7,082)	(1,933)

Change in Class R6 Shares	2,904	18,930	7,668	51,228

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Market Expansion Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Index Fund
Class A
Year Ended June 30, 2020	$44.90	$0.91	$2.20	$3.11	$(0.81)	$(0.09)	$(0.90)
Year Ended June 30, 2019	41.64	0.72	3.33	4.05	(0.65)	(0.14)	(0.79)
Year Ended June 30, 2018	37.41	0.61	4.54	5.15	(0.54)	(0.38)	(0.92)
Year Ended June 30, 2017	35.36	0.61	5.22	5.83	(0.59)	(3.19)	(3.78)
Year Ended June 30, 2016	41.12	0.71	0.38	1.09	(0.67)	(6.18)	(6.85)

Class C
Year Ended June 30, 2020	44.45	0.62	2.21	2.83	(0.54)	(0.09)	(0.63)
Year Ended June 30, 2019	41.27	0.46	3.30	3.76	(0.44)	(0.14)	(0.58)
Year Ended June 30, 2018	37.08	0.37	4.50	4.87	(0.30)	(0.38)	(0.68)
Year Ended June 30, 2017	35.09	0.36	5.18	5.54	(0.36)	(3.19)	(3.55)
Year Ended June 30, 2016	40.86	0.43	0.38	0.81	(0.40)	(6.18)	(6.58)

Class I
Year Ended June 30, 2020	44.97	1.02	2.25	3.27	(0.93)	(0.09)	(1.02)
Year Ended June 30, 2019	41.68	0.83	3.34	4.17	(0.74)	(0.14)	(0.88)
Year Ended June 30, 2018	37.44	0.72	4.54	5.26	(0.64)	(0.38)	(1.02)
Year Ended June 30, 2017	35.39	0.70	5.22	5.92	(0.68)	(3.19)	(3.87)
Year Ended June 30, 2016	41.14	0.81	0.38	1.19	(0.76)	(6.18)	(6.94)

Class R6
Year Ended June 30, 2020	44.98	1.10	2.22	3.32	(1.00)	(0.09)	(1.09)
Year Ended June 30, 2019	41.68	0.90	3.33	4.23	(0.79)	(0.14)	(0.93)
Year Ended June 30, 2018	37.44	0.76	4.57	5.33	(0.71)	(0.38)	(1.09)
September 1, 2016 (f) through June 30, 2017	36.73	0.58	4.05	4.63	(0.73)	(3.19)	(3.92)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$47.11	7.02%	$572,292	0.45%	1.97%	0.66%	15%
44.90	9.87	602,186	0.45	1.68	0.66	6
41.64	13.88	590,286	0.45	1.52	0.69	14
37.41	17.35	580,645	0.45	1.67	0.76	21
35.36	3.53	598,815	0.45	1.93	0.94	4

46.65	6.42	102,864	1.05	1.37	1.14	15
44.45	9.23	96,605	1.05	1.10	1.13	6
41.27	13.20	78,613	1.05	0.92	1.15	14
37.08	16.57	89,681	1.11	1.01	1.23	21
35.09	2.76	89,104	1.20	1.19	1.43	4

47.22	7.40	1,022,318	0.20	2.21	0.38	15
44.97	10.16	791,881	0.20	1.94	0.38	6
41.68	14.18	687,941	0.20	1.78	0.40	14
37.44	17.62	740,340	0.20	1.93	0.48	21
35.39	3.81	819,463	0.20	2.17	0.67	4

47.21	7.52	3,306,397	0.044	2.38	0.13	15
44.98	10.33	3,019,734	0.043	2.11	0.13	6
41.68	14.36	2,008,916	0.042	1.85	0.14	14
37.44	13.49	338,764	0.045	1.93	0.15	21

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Market Expansion Enhanced Index Fund
Class A
Year Ended June 30, 2020	$9.88	$0.10	$(0.98)	$(0.88)	$(0.11)	$(0.51)	$(0.62)
Year Ended June 30, 2019	11.75	0.10	(0.65)	(0.55)	(0.09)	(1.23)	(1.32)
Year Ended June 30, 2018	11.52	0.10	1.46	1.56	(0.08)	(1.25)	(1.33)
Year Ended June 30, 2017	10.64	0.10	1.92	2.02	(0.08)	(1.06)	(1.14)
Year Ended June 30, 2016	12.98	0.09	(0.21)	(0.12)	(0.08)	(2.14)	(2.22)

Class C
Year Ended June 30, 2020	8.02	0.04	(0.78)	(0.74)	(0.07)	(0.51)	(0.58)
Year Ended June 30, 2019	9.83	0.04	(0.56)	(0.52)	(0.06)	(1.23)	(1.29)
Year Ended June 30, 2018	9.85	0.03	1.24	1.27	(0.04)	(1.25)	(1.29)
Year Ended June 30, 2017	9.27	0.03	1.65	1.68	(0.04)	(1.06)	(1.10)
Year Ended June 30, 2016	11.62	0.01	(0.19)	(0.18)	(0.03)	(2.14)	(2.17)

Class I
Year Ended June 30, 2020	10.06	0.12	(0.99)	(0.87)	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2019	11.92	0.13	(0.67)	(0.54)	(0.09)	(1.23)	(1.32)
Year Ended June 30, 2018	11.66	0.13	1.48	1.61	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2017	10.75	0.13	1.94	2.07	(0.10)	(1.06)	(1.16)
Year Ended June 30, 2016	13.09	0.12	(0.21)	(0.09)	(0.11)	(2.14)	(2.25)

Class R2
Year Ended June 30, 2020	9.69	0.06	(0.97)	(0.91)	(0.06)	(0.51)	(0.57)
Year Ended June 30, 2019	11.56	0.07	(0.65)	(0.58)	(0.06)	(1.23)	(1.29)
Year Ended June 30, 2018	11.36	0.07	1.44	1.51	(0.06)	(1.25)	(1.31)
Year Ended June 30, 2017	10.52	0.07	1.89	1.96	(0.06)	(1.06)	(1.12)
Year Ended June 30, 2016	12.87	0.07	(0.22)	(0.15)	(0.06)	(2.14)	(2.20)

Class R6
Year Ended June 30, 2020	10.00	0.13	(0.99)	(0.86)	(0.14)	(0.51)	(0.65)
October 1, 2018 (f) through June 30, 2019	12.08	0.11	(0.82)	(0.71)	(0.14)	(1.23)	(1.37)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$8.38	(9.97)%	$96,485	0.60%	1.08%	0.88%	49%
9.88	(3.69)	129,406	0.60	0.98	0.88	36
11.75	14.02	171,304	0.60	0.85	0.88	33
11.52	19.37	162,853	0.62	0.87	0.93	30
10.64	0.22	99,397	0.69	0.81	0.98	39

6.70	(10.43)	19,697	1.10	0.57	1.39	49
8.02	(4.21)	29,952	1.10	0.49	1.38	36
9.83	13.46	36,618	1.10	0.34	1.38	33
9.85	18.58	37,529	1.17	0.32	1.44	30
9.27	(0.43)	24,343	1.39	0.12	1.52	39

8.55	(9.68)	171,771	0.35	1.32	0.62	49
10.06	(3.56)	264,415	0.34	1.14	0.61	36
11.92	14.31	864,316	0.35	1.10	0.61	33
11.66	19.66	788,063	0.38	1.13	0.62	30
10.75	0.47	800,082	0.44	1.04	0.63	39

8.21	(10.32)	10,627	1.00	0.68	1.29	49
9.69	(4.11)	12,786	0.93	0.66	1.35	36
11.56	13.79	13,560	0.83	0.61	1.35	33
11.36	19.06	22,703	0.85	0.63	1.29	30
10.52	(0.05)	11,536	0.92	0.60	1.40	39

8.49	(9.65)	500,129	0.25	1.45	0.36	49
10.00	(4.81)	512,512	0.25	1.51	0.37	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Equity Index Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Market Expansion Enhanced Index Fund	Class A, Class C, Class I, Class R2 and Class R6	Diversified

The investment objective of the JPMorgan Equity Index Fund (“Equity Index Fund”) is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index.

The investment objective of the JPMorgan Market Expansion Enhanced Index Fund (“Market Expansion Enhanced Index Fund”) is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,119,791	$—	$—	$5,119,791

Appreciation in Other Financial Instruments
Futures Contracts (a)	$512	$—	$—	$512

Market Expansion Enhanced Index Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$839,024	$—	$—	$839,024

Appreciation in Other Financial Instruments
Futures Contracts (a)	$503	$—	$—	$503

(a)	Please refer to the SOIs for specifics of portfolio holdings.

B. Securities Lending —The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Equity Index Fund	$124,206	$(124,206)	$—
Market Expansion Enhanced Index Fund	38,484	(38,484)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security. JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended June 30, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Index Fund	$13
Market Expansion Enhanced Index Fund	8

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Equity Index Fund

	For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Chase & Co. Shares (a)	$66,537	$11,588	$12,069	$(882)	$(9,610)	$55,564	591	$2,144		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	30,018	1,395,800	1,344,000	273 *	(5)	82,086	82,053	830	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	8,648	749,545	714,055	—	—	44,138	44,138	152	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.06% (b) (c)	24,731	1,281,700	1,283,067	—	—	23,364	23,364	378		—

Total	$129,934	$3,438,633	$3,353,191	$(609)	$(9,615)	$205,152		$3,504		$—

Market Expansion Enhanced Index Fund

	For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c)	$9,338	$338,063	$322,654	$9		$6	$24,762	24,740	$331		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	58,018	96,001	118,999	6	*	(7)	35,019	35,005	651	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	14,456	216,999	227,132	—		—	4,323	4,323	139	*	—

Total	$81,812	$651,063	$668,785	$15		$(1)	$64,104		$1,121		$—

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to their respective indices, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2020 (amounts in thousands):

	Equity Index Fund	Market Expansion Enhanced Index Fund
Futures Contracts — Equity:
Average Notional Balance Long	$34,532	$17,408
Ending Notional Balance Long	35,315	20,318

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R6	Total
Equity Index Fund
Transfer agency fees	$201	$6	$22	n/a	$24	$253
Market Expansion Enhanced Index Fund
Transfer agency fees	21	7	7	$20	5	60

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Equity Index Fund generally declares and pays distributions from net investment income quarterly. Market Expansion Enhanced Index Fund generally declares and pays distributions from net investment income annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Index Fund	$—	$(947)	$947
Market Expansion Enhanced Index Fund	—	(62)	62

The reclassifications for the Fund relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.04% of the Equity Index Fund’s average daily net assets and 0.25% of the Market Expansion Enhanced Index Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreements, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2020, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Equity Index Fund	0.25%	0.75%	n/a
Market Expansion Enhanced Index Fund	0.25	0.75	0.50%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2020, JPMDS retained the following amounts (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$37	$—	(a)
Market Expansion Enhanced Index Fund	9	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C		Class I	Class R2	Class R6
Equity Index Fund	0.45%	n/a	(1)	0.20%	n/a	0.045%
Market Expansion Enhanced Index Fund	0.60	1.10%		0.35	1.00%	0.25

(1)	Effective November 1, 2019, the contractual expense limitation for Class C Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.20% for Class C Shares.

The expense limitation agreements were in effect for the year ended June 30, 2020 and are in place until at least October 31, 2020.

For the year ended June 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Index Fund	$1,942	$2,097	$1,670	$5,709	$24
Market Expansion Enhanced Index Fund	584	389	586	1,559	1
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2020 was as follows (amounts in thousands):

Equity Index Fund	$64
Market Expansion Enhanced Index Fund	27

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$961,005	$729,294
Market Expansion Enhanced Index Fund	416,535	497,866

During the year ended June 30, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$3,207,806	$2,022,801	$110,304	$1,912,497
Market Expansion Enhanced Index Fund	752,037	171,594	84,104	87,490

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts, non-taxable dividends and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Index Fund	$100,689	$9,179	$109,868
Market Expansion Enhanced Index Fund	11,935	44,839	56,774

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the fiscal year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Index Fund	$74,803	$12,487	$87,290
Market Expansion Enhanced Index Fund	19,234	100,333	119,567

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

As of June 30, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Index Fund	$14,873	$(4,479)	$1,912,497
Market Expansion Enhanced Index Fund	5,191	20,724	87,490

The cumulative timing differences primarily consist of mark to market of futures contracts, non-taxable dividends, post-October capital loss deferrals and wash sale loss deferrals.

As of June 30, 2020, the following Fund had net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Index Fund	$3,355	$1,124

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the Funds deferred to July 1, 2020 the following net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Index Fund	$(5,720)	$7,623
Market Expansion Enhanced Index Fund	8,700	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at June 30, 2020. Average borrowings from the Facility during the year ended June 30, 2020, were as follows (amounts in thousands, except for number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$4,774	1.08%	5	$1

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2020.

The Trust, along with certain other trusts for the J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2020, the Funds had individual shareholder and/or omnibus accounts, which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund
Market Expansion Enhanced Index Fund	3	52.8%

As of June 30, 2020, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	JPMorgan Investor Funds	JPMorgan SmartRetirement Blend Funds
Equity Index Fund	—	46.1%
Market Expansion Enhanced Index Fund	59.0%	—

Significant shareholder transactions by these shareholders may impact each Fund’s performance and liquidity.

Because the Funds may invest a portion of their assets in Real Estate Investment Trusts (“REITs”), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Event

On August 11, 2020, the contractual expense limitations for Class A, Class I, Class R2 and Class R6 Shares of the Equity Index Fund and Class A, Class C, Class I, Class R2 and Class R6 Shares of the Market Expansion Enhanced Index Fund were extended until at least October 31, 2021.

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and Shareholders of JPMorgan Equity Index Fund and JPMorgan Market Expansion Enhanced Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Equity Index Fund and JPMorgan Market Expansion Enhanced Index Fund (two of the funds constituting JPMorgan Trust II, hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	45

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	47

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

48	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Index Fund
Class A
Actual	$1,000.00	$967.00	$2.20	0.45%
Hypothetical	1,000.00	1,022.63	2.26	0.45
Class C
Actual	1,000.00	964.60	5.13	1.05
Hypothetical	1,000.00	1,019.64	5.27	1.05
Class I
Actual	1,000.00	969.10	0.98	0.20
Hypothetical	1,000.00	1,023.87	1.01	0.20
Class R6
Actual	1,000.00	969.50	0.20	0.04
Hypothetical	1,000.00	1,024.66	0.20	0.04

JPMorgan Market Expansion Enhanced Index Fund
Class A
Actual	1,000.00	836.30	2.74	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60
Class C
Actual	1,000.00	833.30	5.01	1.10
Hypothetical	1,000.00	1,019.39	5.52	1.10
Class I
Actual	1,000.00	837.40	1.60	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35
Class R2
Actual	1,000.00	834.30	4.56	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Class R6
Actual	1,000.00	837.30	1.14	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

50	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

JUNE 30, 2020	J.P. MORGAN EQUITY FUNDS	51

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2020:

Dividends Received Deduction
JPMorgan Equity Index Fund	99.98%
JPMorgan Market Expansion Enhanced Index Fund	87.17

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Equity Index Fund	$9,179
JPMorgan Market Expansion Enhanced Index Fund	44,839

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Qualified Dividend Income
JPMorgan Equity Index Fund	$100,689
JPMorgan Market Expansion Enhanced Index Fund	10,166

Section 199A Income

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as 199A dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Section 199A Income
JPMorgan Market Expansion Enhanced Index Fund	$1,769

52	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2020

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	AN-INDEX-620

Annual Report

J.P. Morgan Investor Funds

June 30, 2020

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.”
— Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

Fund	Fund Return (With sales charge)*	Fund Return (Without sales charge)*	Bloomberg Barclays U.S. Intermediate Aggregate Index Return (Broad-Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad-Based Equity Benchmark)	MSCI EAFE Index (net of foreign withholding taxes)	Fund Net Assets as of June 30, 2020 (in thousands)

JPMorgan Investor Balanced Fund, Class A	0.23%	4.97%	6.60%	6.53%	(5.13)%	$4,664,302

JPMorgan Investor Conservative Growth Fund, Class A	0.42	5.13	6.60	6.53	(5.13)	3,534,600

JPMorgan Investor Growth Fund, Class A	(0.07)	4.64	6.60	6.53	(5.13)	2,890,351

JPMorgan Investor Growth & Income Fund, Class A	0.40	5.14	6.60	6.53	(5.13)	3,032,638

Portfolio Composition by Asset Class**

Investor Balanced Fund
Fixed Income	46.8%
U.S. Equity	35.9
International Equity	13.1
Alternative Assets	2.4
Short-Term Investments	1.8

Investor Conservative Growth Fund
Fixed Income	66.2%
U.S. Equity	20.5
International Equity	8.4
Alternative Assets	2.6
Short-Term Investments	2.3

Investor Growth Fund
U.S. Equity	62.8%
International Equity	23.0
Fixed Income	12.5
Short-Term Investments	1.7

Investor Growth & Income Fund
U.S. Equity	49.1%
Fixed Income	32.0
International Equity	16.3
Alternative Assets	0.8
Short-Term Investments	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	Percentages indicated are based on total investments as of June 30, 2020. The Funds’ portfolio composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

J.P. Morgan Investor Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

While U.S. equity markets generally outperformed other financial markets in the second half of 2019, global prices for a broad range of assets fell sharply in the first quarter of 2020 as large sectors of global, national and local economies shut down in response to the COVID-19 pandemic. However, equity markets rebounded somewhat in the final three months of the reporting period as stimulus programs from leading central banks and governments took hold and countries in Asia and Europe showed progress in halting the spread of virus.

In late July 2019, the U.S. Federal Reserve (the “Fed”) cut interest rates for the first time in more than a decade as U.S. economic growth showed signs of slowing, even as U.S. unemployment remained at historically low levels. The central bank followed with two more interest rate cuts in September and October 2019. In response to lower rates and improved or stable economic data, equity prices in the U.S. generally rose in the final months of 2019.

Further support for U.S. equity markets came from a “Phase One” trade agreement between the U.S. and China that reduced existing tariffs and headed off the implementation of new tariffs scheduled to take effect December 15, 2019. U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 – the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the Fed’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments.

For the twelve months ended June 30, 2020, each of the Investor Funds’ Class A Shares underperformed the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Funds’ broad based fixed income benchmark, mainly due to the Investor Funds’ exposure to global equity, which largely underperformed fixed income markets.

Each of the Investor Funds’ Class A Shares underperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark, mainly due to the Investor Funds’ allocation to international equity, which underperformed U.S. equity.

Each of the Investor Funds’ Class A Shares outperformed the MSCI EAFE Index, largely due to their exposure to U.S. equity and fixed income markets.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment grade, high yield bonds, commodities, equity long/short and market-neutral strategies. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. The portfolio managers determined the strategic weight for each asset class in the Investor Funds by making

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	3

J.P. Morgan Investor Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

investments that they believed would perform well over the long term and maintaining a level of volatility similar to that of each Investor Fund’s composite benchmark. During the reporting period, the Investor Funds’ portfolio managers maintained their relative overweight positions in international equities.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

JPMorgan Investor Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		0.23%	4.47%	6.68%
Without Sales Charge		4.97	5.43	7.17
CLASS C SHARES	July 1, 1997
With CDSC**		3.48	4.84	6.60
Without CDSC		4.48	4.84	6.60
CLASS I SHARES	December 10, 1996	5.26	5.70	7.44
CLASS R6 SHARES	July 31, 2017	5.46	5.80	7.49

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		0.42%	3.54%	5.00%
Without Sales Charge		5.13	4.50	5.48
CLASS C SHARES	July 1, 1997
With CDSC**		3.60	3.91	4.91
Without CDSC		4.60	3.91	4.91
CLASS I SHARES	December 10, 1996	5.35	4.76	5.73
CLASS R6 SHARES	July 31, 2017	5.57	4.84	5.77

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

JPMorgan Investor Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		(0.07)%	6.01%	9.85%
Without Sales Charge		4.64	6.99	10.35
CLASS C SHARES	July 1, 1997
With CDSC**		3.09	6.39	9.75
Without CDSC		4.09	6.39	9.75
CLASS I SHARES	December 10, 1996	4.92	7.26	10.64
CLASS R6 SHARES	July 31, 2017	5.13	7.35	10.68

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		0.40%	5.29%	8.22%
Without Sales Charge		5.14	6.26	8.72
CLASS C SHARES	July 1, 1997
With CDSC**		3.62	5.66	8.13
Without CDSC		4.62	5.66	8.13
CLASS I SHARES	December 10, 1996	5.45	6.53	8.99
CLASS R6 SHARES	July 31, 2017	5.62	6.62	9.03

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S.

Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 98.3%

Alternative Assets — 2.3%

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	6,311	71,761

JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	3,780	37,161

Total Alternative Assets		108,922

Fixed Income — 46.9%

JPMorgan Core Bond Fund Class R6 Shares (a)	82,141	1,016,902

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	52,783	460,270

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,841	44,506

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	7,970	67,191

JPMorgan High Yield Fund Class R6 Shares (a)	18,737	123,852

JPMorgan Income Fund Class R6 Shares (a)	22,795	206,297

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	6,063	63,174

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	20,001	203,010

Total Fixed Income		2,185,202

International Equity — 13.1%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,569	113,205

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,742	75,736

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	3,217	72,638

JPMorgan International Equity Fund Class R6 Shares (a)	4,455	72,965

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	17,108	276,983

Total International Equity		611,527

U.S. Equity — 36.0%

JPMorgan Equity Income Fund Class R6 Shares (a)	8,157	134,748

JPMorgan Intrepid Growth Fund Class R6 Shares (a)	2,717	157,349

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	5,213	264,075

JPMorgan Large Cap Value Fund Class R6 Shares (a)	9,321	116,791

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	18,502	157,086

JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,057	46,588

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	360	19,408

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,034	40,527

JPMorgan U.S. Equity Fund Class R6 Shares (a)	25,525	417,080

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,386	198,019

JPMorgan Value Advantage Fund Class R6 Shares (a)	4,217	125,287

Total U.S. Equity		1,676,958

Total Investment Companies (Cost $3,907,173)		4,582,609

Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b) (Cost $85,748)	85,748	85,748

Total Investments — 100.1% (Cost $3,992,921)		4,668,357
Liabilities in Excess of Other Assets — (0.1)%		(4,055)

NET ASSETS — 100.0%		4,664,302

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 97.8%

Alternative Assets — 2.6%

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	5,264	59,857

JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	3,173	31,189

Total Alternative Assets		91,046

Fixed Income — 66.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	89,642	1,109,768

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	50,957	444,346

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,376	33,346

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	8,152	68,718

JPMorgan Government Bond Fund Class R6 Shares (a)	3,181	36,072

JPMorgan High Yield Fund Class R6 Shares (a)	14,159	93,590

JPMorgan Income Fund Class R6 Shares (a)	21,894	198,144

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	5,649	58,859

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	29,404	298,450

Total Fixed Income		2,341,293

International Equity — 8.4%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,960	62,166

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,812	44,908

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	1,032	23,298

JPMorgan International Equity Fund Class R6 Shares (a)	1,559	25,534

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	8,664	140,275

Total International Equity		296,181

U.S. Equity — 20.6%

JPMorgan Equity Income Fund Class R6 Shares (a)	4,573	75,542

JPMorgan Intrepid Growth Fund Class R6 Shares (a)	1,497	86,700

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	2,050	103,858

JPMorgan Large Cap Value Fund Class R6 Shares (a)	2,916	36,535

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	5,794	49,189

JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	752	33,158

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	199	10,732

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,165	23,208

JPMorgan U.S. Equity Fund Class R6 Shares (a)	9,979	163,061

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	2,823	75,682

JPMorgan Value Advantage Fund Class R6 Shares (a)	2,329	69,196

Total U.S. Equity		726,861

Total Investment Companies (Cost $3,062,367)		3,455,381

Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b) (Cost $81,542)	81,542	81,542

Total Investments — 100.1% (Cost $3,143,909)		3,536,923
Liabilities in Excess of Other Assets — (0.1)%		(2,323)

NET ASSETS — 100.0%		3,534,600

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 98.4%

Fixed Income — 12.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	19,752	244,531

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	3,914	34,127

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,665	12,685

JPMorgan High Yield Fund Class R6 Shares (a)	8,566	56,620

JPMorgan Income Fund Class R6 Shares (a)	1,590	14,393

Total Fixed Income		362,356

International Equity — 23.0%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,728	86,521

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,068	64,972

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	3,670	82,873

JPMorgan International Equity Fund Class R6 Shares (a)	7,215	118,179

JPMorgan International Focus Fund Class R6 Shares (a)	4,146	87,895

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	13,838	224,042

Total International Equity		664,482

U.S. Equity — 62.9%

JPMorgan Equity Income Fund Class R6 Shares (a)	4,958	81,907

JPMorgan Intrepid Growth Fund Class R6 Shares (a)	2,730	158,097

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	7,560	382,989

JPMorgan Large Cap Value Fund Class R6 Shares (a)	18,968	237,668

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	17,083	145,035

JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,150	50,686

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	250	13,476

JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,993	59,627

JPMorgan U.S. Equity Fund Class R6 Shares (a)	25,713	420,147

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	6,937	185,993

JPMorgan Value Advantage Fund Class R6 Shares (a)	2,725	80,959

Total U.S. Equity		1,816,584

Total Investment Companies (Cost $2,279,740)		2,843,422

INVESTMENTS	SHARES (000)	VALUE ($000)

Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b) (Cost $49,643)	49,643	49,643

Total Investments — 100.1% (Cost $2,329,383)		2,893,065
Liabilities in Excess of Other Assets — (0.1)%		(2,714)

NET ASSETS — 100.0%		2,890,351

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	11

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 98.2%

Alternative Assets — 0.8%

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	2,114	24,041

Fixed Income — 32.0%

JPMorgan Core Bond Fund Class R6 Shares (a)	39,483	488,800

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	20,474	178,529

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,825	13,905

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	3,398	28,641

JPMorgan High Yield Fund Class R6 Shares (a)	13,090	86,524

JPMorgan Income Fund Class R6 Shares (a)	10,183	92,158

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	3,255	33,920

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	4,784	48,554

Total Fixed Income		971,031

International Equity — 16.3%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,418	76,698

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,613	57,707

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	2,715	61,298

JPMorgan International Equity Fund Class R6 Shares (a)	4,311	70,614

JPMorgan International Focus Fund Class R6 Shares (a)	2,072	43,930

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	11,431	185,069

Total International Equity		495,316

U.S. Equity — 49.1%

JPMorgan Equity Income Fund Class R6 Shares (a)	5,823	96,196

JPMorgan Intrepid Growth Fund Class R6 Shares (a)	1,720	99,637

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	6,026	305,298

JPMorgan Large Cap Value Fund Class R6 Shares (a)	11,548	144,690

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	14,087	119,601

JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	947	41,735

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	238	12,828

JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,386	47,522

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan U.S. Equity Fund Class R6 Shares (a)	20,481	334,653

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,059	189,258

JPMorgan Value Advantage Fund Class R6 Shares (a)	3,265	97,001

Total U.S. Equity		1,488,419

Total Investment Companies (Cost $2,435,969)		2,978,807

Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b) (Cost $54,957)	54,957	54,957

Total Investments — 100.0% (Cost $2,490,926)		3,033,764
Liabilities in Excess of Other Assets — 0.0% (c)		(1,126)

NET ASSETS — 100.0%		3,032,638

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund		JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$4,668,357		$3,536,923		$2,893,065		$3,033,764
Cash	—		—		7		—
Receivables:
Fund shares sold	3,625		3,601		1,741		2,840
Dividends from affiliates	883		852		48		383

Total Assets	4,672,865		3,541,376		2,894,861		3,036,987

LIABILITIES:
Payables:
Due to custodian	872		842		—		374
Distributions	75		23		35		50
Fund shares redeemed	5,356		3,947		3,115		2,521
Accrued liabilities:
Investment advisory fees	182		138		112		118
Distribution fees	1,144		1,089		582		655
Service fees	826		660		538		535
Custodian and accounting fees	6		9		5		4
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—	(a)
Other	102		68		123		92

Total Liabilities	8,563		6,776		4,510		4,349

Net Assets	$4,664,302		$3,534,600		$2,890,351		$3,032,638

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$3,858,917	$3,081,248	$2,197,329	$2,389,258
Total distributable earnings (loss)	805,385	453,352	693,022	643,380

Total Net Assets	$4,664,302	$3,534,600	$2,890,351	$3,032,638

Net Assets:
Class A	$3,638,623	$2,428,688	$2,330,222	$2,593,685
Class C	648,738	967,282	170,927	203,007
Class I	303,555	130,768	375,434	210,480
Class R6	73,386	7,862	13,768	25,466

Total	$4,664,302	$3,534,600	$2,890,351	$3,032,638

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	246,383	192,287	119,497	156,364
Class C	44,720	76,979	9,537	12,659
Class I	20,511	10,286	18,780	12,932
Class R6	4,962	619	689	1,565

Net Asset Value (a):
Class A — Redemption price per share	$14.77	$12.63	$19.50	$16.59
Class C — Offering price per share (b)	14.51	12.57	17.92	16.04
Class I — Offering and redemption price per share	14.80	12.71	19.99	16.28
Class R6 — Offering and redemption price per share	14.79	12.70	19.98	16.27
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.47	$13.23	$20.42	$17.37

Cost of investments in affiliates	$3,992,921	$3,143,909	$2,329,383	$2,490,926

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

(Amounts in thousands)

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$— (a)	$—	$2
Dividend income from affiliates	110,742	91,001	48,778	61,440

Total investment income	110,742	91,001	48,778	61,442

EXPENSES:
Investment advisory fees	2,331	1,742	1,393	1,473
Distribution fees:
Class A	8,866	5,749	5,507	6,239
Class C	5,286	7,834	1,342	1,637
Service fees:
Class A	8,866	5,749	5,507	6,239
Class C	1,762	2,611	447	546
Class I	851	346	980	544
Custodian and accounting fees	46	42	33	33
Interest expense to affiliates	19	—	5	—
Professional fees	81	66	60	61
Trustees’ and Chief Compliance Officer’s fees	42	38	36	36
Printing and mailing costs	183	130	175	148
Registration and filing fees	292	198	157	169
Transfer agency fees (See Note 2.D.)	315	207	483	355
Other	58	46	40	39

Total expenses	28,998	24,758	16,165	17,519

Less fees waived	(1,365)	(860)	(1,250)	(1,132)

Net expenses	27,633	23,898	14,915	16,387

Net investment income (loss)	83,109	67,103	33,863	45,055

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	154,582	67,580	130,833	142,821
Distributions of capital gains received from investment company affiliates	119,158	52,549	112,377	97,301
Change in net unrealized appreciation/depreciation of investments in affiliates	(149,916)	(30,281)	(153,606)	(144,999)

Net realized/unrealized gains (losses)	123,824	89,848	89,604	95,123

Change in net assets resulting from operations	$206,933	$156,951	$123,467	$140,178

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$83,109	$89,737	$67,103	$69,987
Net realized gain (loss) on investments in affiliates	154,582	37,713	67,580	10,717
Distributions of capital gains received from investment company affiliates	119,158	173,212	52,549	72,093
Change in net unrealized appreciation/depreciation of investments in affiliates	(149,916)	(54,707)	(30,281)	28,942

Change in net assets resulting from operations	206,933	245,955	156,951	181,739

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(229,989)	(232,243)	(106,707)	(119,285)
Class C	(42,751)	(50,570)	(43,315)	(58,906)
Class I	(20,229)	(34,408)	(6,669)	(8,011)
Class R6	(4,648)	(6,281)	(75)	(56)

Total distributions to shareholders	(297,617)	(323,502)	(156,766)	(186,258)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(26,255)	74,192	110,079	(70,867)

NET ASSETS:
Change in net assets	(116,939)	(3,355)	110,264	(75,386)
Beginning of period	4,781,241	4,784,596	3,424,336	3,499,722

End of period	$4,664,302	$4,781,241	$3,534,600	$3,424,336

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$33,863	$35,452	$45,055	$46,287
Net realized gain (loss) on investments in affiliates	130,833	14,651	142,821	18,602
Distributions of capital gains received from investment company affiliates	112,377	164,537	97,301	139,926
Change in net unrealized appreciation/depreciation of investments in affiliates	(153,606)	(85,789)	(144,999)	(58,395)

Change in net assets resulting from operations	123,467	128,851	140,178	146,420

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(177,809)	(144,207)	(180,537)	(172,898)
Class C	(14,895)	(14,542)	(15,142)	(17,650)
Class I	(30,485)	(31,959)	(16,426)	(18,084)
Class R6	(944)	(635)	(1,136)	(131)

Total distributions to shareholders	(224,133)	(191,343)	(213,241)	(208,763)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	204,943	146,730	199,917	78,414

NET ASSETS:
Change in net assets	104,277	84,238	126,854	16,071
Beginning of period	2,786,074	2,701,836	2,905,784	2,889,713

End of period	$2,890,351	$2,786,074	$3,032,638	$2,905,784

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$804,533	$419,952	$707,325	$294,066
Distributions reinvested	229,101	231,262	106,330	118,802
Cost of shares redeemed	(783,437)	(575,307)	(558,904)	(414,742)

Change in net assets resulting from Class A capital transactions	$250,197	$75,907	$254,751	$(1,874)

Class C
Proceeds from shares issued	$92,860	$129,028	$152,586	$143,401
Distributions reinvested	42,486	50,322	43,140	58,642
Cost of shares redeemed	(227,894)	(197,314)	(339,533)	(273,784)

Change in net assets resulting from Class C capital transactions	$(92,548)	$(17,964)	$(143,807)	$(71,741)

Class I
Proceeds from shares issued	$61,893	$106,093	$29,848	$31,399
Distributions reinvested	19,891	34,018	6,494	7,805
Cost of shares redeemed	(253,271)	(126,231)	(43,993)	(37,283)

Change in net assets resulting from Class I capital transactions	$(171,487)	$13,880	$(7,651)	$1,921

Class R6
Proceeds from shares issued	$8,796	$434	$7,156	$825
Distributions reinvested	4,648	6,281	75	56
Cost of shares redeemed	(25,861)	(4,346)	(445)	(54)

Change in net assets resulting from Class R6 capital transactions	$(12,417)	$2,369	$6,786	$827

Total change in net assets resulting from capital transactions	$(26,255)	$74,192	$110,079	$(70,867)

SHARE TRANSACTIONS:
Class A
Issued	54,485	28,470	56,518	23,834
Reinvested	15,430	16,469	8,462	9,899
Redeemed	(54,146)	(38,906)	(45,232)	(33,557)

Change in Class A Shares	15,769	6,033	19,748	176

Class C
Issued	6,428	8,765	12,247	11,611
Reinvested	2,906	3,662	3,449	4,929
Redeemed	(16,049)	(13,554)	(27,680)	(22,262)

Change in Class C Shares	(6,715)	(1,127)	(11,984)	(5,722)

Class I
Issued	4,202	7,190	2,372	2,514
Reinvested	1,338	2,415	514	645
Redeemed	(16,863)	(8,512)	(3,553)	(2,999)

Change in Class I Shares	(11,323)	1,093	(667)	160

Class R6
Issued	605	29	570	63
Reinvested	313	446	6	5
Redeemed	(1,717)	(303)	(35)	(4)

Change in Class R6 Shares	(799)	172	541	64

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$558,177	$295,028	$565,444	$294,835
Distributions reinvested	176,437	143,072	179,461	171,732
Cost of shares redeemed	(455,371)	(311,300)	(521,230)	(373,201)

Change in net assets resulting from Class A capital transactions	$279,243	$126,800	$223,675	$93,366

Class C
Proceeds from shares issued	$27,420	$34,224	$27,326	$35,286
Distributions reinvested	14,722	14,397	15,011	17,483
Cost of shares redeemed	(54,930)	(55,653)	(69,814)	(68,604)

Change in net assets resulting from Class C capital transactions	$(12,788)	$(7,032)	$(27,477)	$(15,835)

Class I
Proceeds from shares issued	$66,549	$82,376	$33,034	$35,550
Distributions reinvested	29,649	31,144	15,920	17,565
Cost of shares redeemed	(161,471)	(88,944)	(56,949)	(64,882)

Change in net assets resulting from Class I capital transactions	$(65,273)	$24,576	$(7,995)	$(11,767)

Class R6
Proceeds from shares issued	$5,644	$3,044	$11,377	$12,753
Distributions reinvested	943	634	1,136	131
Cost of shares redeemed	(2,826)	(1,292)	(799)	(234)

Change in net assets resulting from Class R6 capital transactions	$3,761	$2,386	$11,714	$12,650

Total change in net assets resulting from capital transactions	$204,943	$146,730	$199,917	$78,414

SHARE TRANSACTIONS:
Class A
Issued	28,831	15,030	34,165	17,769
Reinvested	8,791	7,926	10,681	11,040
Redeemed	(23,795)	(15,769)	(31,975)	(22,350)

Change in Class A Shares	13,827	7,187	12,871	6,459

Class C
Issued	1,555	1,838	1,717	2,154
Reinvested	796	861	922	1,166
Redeemed	(3,095)	(3,007)	(4,444)	(4,230)

Change in Class C Shares	(744)	(308)	(1,805)	(910)

Class I
Issued	3,339	4,074	2,041	2,158
Reinvested	1,443	1,682	967	1,147
Redeemed	(8,024)	(4,427)	(3,539)	(4,001)

Change in Class I Shares	(3,242)	1,329	(531)	(696)

Class R6
Issued	288	152	706	808
Reinvested	46	34	69	8
Redeemed	(145)	(66)	(48)	(14)

Change in Class R6 Shares	189	120	727	802

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Balanced Fund
Class A
Year Ended June 30, 2020	$15.00	$0.27	$0.46	$0.73	$(0.27)	$(0.69)	$(0.96)
Year Ended June 30, 2019	15.30	0.29	0.46	0.75	(0.37)	(0.68)	(1.05)
Year Ended June 30, 2018	15.37	0.24	0.72	0.96	(0.29)	(0.74)	(1.03)
Year Ended June 30, 2017	14.33	0.23	1.33	1.56	(0.24)	(0.28)	(0.52)
Year Ended June 30, 2016	15.12	0.22	(0.29)	(0.07)	(0.25)	(0.47)	(0.72)

Class C
Year Ended June 30, 2020	14.74	0.19	0.46	0.65	(0.19)	(0.69)	(0.88)
Year Ended June 30, 2019	15.06	0.21	0.44	0.65	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2018	15.14	0.14	0.73	0.87	(0.21)	(0.74)	(0.95)
Year Ended June 30, 2017	14.13	0.14	1.30	1.44	(0.15)	(0.28)	(0.43)
Year Ended June 30, 2016	14.92	0.14	(0.29)	(0.15)	(0.17)	(0.47)	(0.64)

Class I
Year Ended June 30, 2020	15.02	0.29	0.48	0.77	(0.30)	(0.69)	(0.99)
Year Ended June 30, 2019	15.33	0.33	0.45	0.78	(0.41)	(0.68)	(1.09)
Year Ended June 30, 2018	15.39	0.28	0.73	1.01	(0.33)	(0.74)	(1.07)
Year Ended June 30, 2017	14.35	0.27	1.33	1.60	(0.28)	(0.28)	(0.56)
Year Ended June 30, 2016	15.14	0.26	(0.30)	(0.04)	(0.28)	(0.47)	(0.75)

Class R6
Year Ended June 30, 2020	15.02	0.34	0.46	0.80	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2019	15.32	0.36	0.45	0.81	(0.43)	(0.68)	(1.11)
July 31, 2017 (h) through June 30, 2018	15.63	0.29	0.50	0.79	(0.36)	(0.74)	(1.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$14.77	4.97%	$3,638,623	0.54%	1.85%	0.57%	26%
15.00	5.52	3,458,135	0.52	1.98	0.60	12
15.30	6.30	3,436,111	0.52	1.54	0.63	9
15.37	11.09	3,430,816	0.52	1.55	0.65	4
14.33	(0.40)	3,836,242	0.46	1.55	0.67	12

14.51	4.48	648,738	1.07	1.31	1.07	26
14.74	4.89	758,346	1.08	1.42	1.10	12
15.06	5.71	791,718	1.09	0.89	1.13	9
15.14	10.40	1,071,522	1.09	0.97	1.15	4
14.13	(0.95)	1,155,896	1.01	1.00	1.16	12

14.80	5.26	303,555	0.29	1.98	0.32	26
15.02	5.71	478,250	0.27	2.24	0.35	12
15.33	6.62	471,153	0.27	1.76	0.37	9
15.39	11.36	469,758	0.27	1.80	0.38	4
14.35	(0.15)	408,797	0.20	1.83	0.39	12

14.79	5.46	73,386	0.06	2.27	0.07	26
15.02	5.96	86,510	0.09	2.40	0.10	12
15.32	5.07	85,614	0.12	2.03	0.12	9

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Conservative Growth Fund
Class A
Year Ended June 30, 2020	$12.58	$0.26	$0.37	$0.63	$(0.26)	$(0.32)	$(0.58)
Year Ended June 30, 2019	12.61	0.28	0.41	0.69	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2018	12.80	0.24	0.24	0.48	(0.26)	(0.41)	(0.67)
Year Ended June 30, 2017	12.36	0.23	0.61	0.84	(0.23)	(0.17)	(0.40)
Year Ended June 30, 2016	12.78	0.22	(0.11)	0.11	(0.23)	(0.30)	(0.53)

Class C
Year Ended June 30, 2020	12.52	0.19	0.37	0.56	(0.19)	(0.32)	(0.51)
Year Ended June 30, 2019	12.55	0.21	0.41	0.62	(0.25)	(0.40)	(0.65)
Year Ended June 30, 2018	12.75	0.16	0.24	0.40	(0.19)	(0.41)	(0.60)
Year Ended June 30, 2017	12.30	0.15	0.62	0.77	(0.15)	(0.17)	(0.32)
Year Ended June 30, 2016	12.73	0.15	(0.12)	0.03	(0.16)	(0.30)	(0.46)

Class I
Year Ended June 30, 2020	12.66	0.29	0.37	0.66	(0.29)	(0.32)	(0.61)
Year Ended June 30, 2019	12.69	0.31	0.41	0.72	(0.35)	(0.40)	(0.75)
Year Ended June 30, 2018	12.87	0.27	0.25	0.52	(0.29)	(0.41)	(0.70)
Year Ended June 30, 2017	12.42	0.26	0.62	0.88	(0.26)	(0.17)	(0.43)
Year Ended June 30, 2016	12.84	0.25	(0.11)	0.14	(0.26)	(0.30)	(0.56)

Class R6
Year Ended June 30, 2020	12.65	0.37	0.32	0.69	(0.32)	(0.32)	(0.64)
Year Ended June 30, 2019	12.68	0.35	0.38	0.73	(0.36)	(0.40)	(0.76)
July 31, 2017 (h) through June 30, 2018	13.00	0.24	0.14	0.38	(0.29)	(0.41)	(0.70)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$12.63	5.13%	$2,428,688	0.54%	2.08%	0.57%	21%
12.58	5.80	2,170,888	0.52	2.25	0.60	10
12.61	3.76	2,173,957	0.52	1.85	0.64	6
12.80	6.92	2,081,812	0.52	1.80	0.65	6
12.36	0.97	2,411,763	0.46	1.76	0.66	12

12.57	4.60	967,282	1.07	1.54	1.07	21
12.52	5.24	1,113,797	1.08	1.69	1.10	10
12.55	3.09	1,188,675	1.10	1.21	1.13	6
12.75	6.40	1,573,159	1.10	1.22	1.15	6
12.30	0.34	1,740,461	1.01	1.21	1.16	12

12.71	5.35	130,768	0.29	2.32	0.33	21
12.66	6.03	138,655	0.27	2.51	0.36	10
12.69	4.08	136,915	0.27	2.09	0.39	6
12.87	7.22	135,687	0.27	2.05	0.40	6
12.42	1.22	135,832	0.21	2.02	0.41	12

12.70	5.57	7,862	0.08	2.91	0.09	21
12.65	6.19	996	0.12	2.78	0.12	10
12.68	2.95	175	0.14	2.09	0.15	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth Fund
Class A
Year Ended June 30, 2020	$20.15	$0.24	$0.73	$0.97	$(0.23)	$(1.39)	$(1.62)
Year Ended June 30, 2019	20.80	0.27	0.55	0.82	(0.46)	(1.01)	(1.47)
Year Ended June 30, 2018	20.38	0.19	2.04	2.23	(0.37)	(1.44)	(1.81)
Year Ended June 30, 2017	18.04	0.18	3.19	3.37	(0.19)	(0.84)	(1.03)
Year Ended June 30, 2016	19.95	0.17	(0.89)	(0.72)	(0.24)	(0.95)	(1.19)

Class C
Year Ended June 30, 2020	18.67	0.12	0.68	0.80	(0.16)	(1.39)	(1.55)
Year Ended June 30, 2019	19.43	0.14	0.51	0.65	(0.40)	(1.01)	(1.41)
Year Ended June 30, 2018	19.20	0.04	1.95	1.99	(0.32)	(1.44)	(1.76)
Year Ended June 30, 2017	17.10	0.06	3.01	3.07	(0.13)	(0.84)	(0.97)
Year Ended June 30, 2016	19.01	0.07	(0.85)	(0.78)	(0.18)	(0.95)	(1.13)

Class I
Year Ended June 30, 2020	20.62	0.28	0.76	1.04	(0.28)	(1.39)	(1.67)
Year Ended June 30, 2019	21.24	0.32	0.58	0.90	(0.51)	(1.01)	(1.52)
Year Ended June 30, 2018	20.77	0.24	2.09	2.33	(0.42)	(1.44)	(1.86)
Year Ended June 30, 2017	18.37	0.23	3.25	3.48	(0.24)	(0.84)	(1.08)
Year Ended June 30, 2016	20.29	0.23	(0.91)	(0.68)	(0.29)	(0.95)	(1.24)

Class R6
Year Ended June 30, 2020	20.61	0.33	0.75	1.08	(0.32)	(1.39)	(1.71)
Year Ended June 30, 2019	21.23	0.36	0.57	0.93	(0.54)	(1.01)	(1.55)
July 31, 2017 (h) through June 30, 2018	21.25	0.29	1.58	1.87	(0.45)	(1.44)	(1.89)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$19.50	4.69%	$2,330,222	0.54%	1.23%	0.59%	21%
20.15	4.89	2,129,765	0.52	1.33	0.62	7
20.80	11.02	2,048,525	0.52	0.88	0.67	11
20.38	19.19	1,937,119	0.52	0.93	0.70	8
18.04	(3.54)	1,893,308	0.47	0.93	0.72	8

17.92	4.09	170,927	1.08	0.67	1.09	21
18.67	4.31	191,971	1.09	0.77	1.12	7
19.43	10.41	205,740	1.10	0.20	1.16	11
19.20	18.47	274,389	1.09	0.35	1.19	8
17.10	(4.05)	270,007	1.02	0.39	1.21	8

19.99	4.92	375,434	0.29	1.41	0.33	21
20.62	5.18	454,039	0.27	1.59	0.36	7
21.24	11.33	439,498	0.27	1.11	0.39	11
20.77	19.46	346,558	0.27	1.17	0.39	8
18.37	(3.28)	283,616	0.20	1.21	0.40	8

19.98	5.13	13,768	0.10	1.67	0.10	21
20.61	5.35	10,299	0.11	1.77	0.12	7
21.23	8.90	8,073	0.14	1.45	0.27	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth & Income Fund
Class A
Year Ended June 30, 2020	$16.94	$0.26	$0.61	$0.87	$(0.25)	$(0.97)	$(1.22)
Year Ended June 30, 2019	17.41	0.28	0.52	0.80	(0.40)	(0.87)	(1.27)
Year Ended June 30, 2018	17.37	0.22	1.27	1.49	(0.33)	(1.12)	(1.45)
Year Ended June 30, 2017	15.79	0.22	2.07	2.29	(0.23)	(0.48)	(0.71)
Year Ended June 30, 2016	17.02	0.21	(0.58)	(0.37)	(0.25)	(0.61)	(0.86)

Class C
Year Ended June 30, 2020	16.41	0.16	0.61	0.77	(0.17)	(0.97)	(1.14)
Year Ended June 30, 2019	16.92	0.18	0.49	0.67	(0.31)	(0.87)	(1.18)
Year Ended June 30, 2018	16.91	0.10	1.26	1.36	(0.23)	(1.12)	(1.35)
Year Ended June 30, 2017	15.39	0.12	2.01	2.13	(0.13)	(0.48)	(0.61)
Year Ended June 30, 2016	16.62	0.12	(0.57)	(0.45)	(0.17)	(0.61)	(0.78)

Class I
Year Ended June 30, 2020	16.64	0.29	0.61	0.90	(0.29)	(0.97)	(1.26)
Year Ended June 30, 2019	17.14	0.32	0.50	0.82	(0.45)	(0.87)	(1.32)
Year Ended June 30, 2018	17.11	0.26	1.26	1.52	(0.37)	(1.12)	(1.49)
Year Ended June 30, 2017	15.57	0.25	2.04	2.29	(0.27)	(0.48)	(0.75)
Year Ended June 30, 2016	16.80	0.25	(0.58)	(0.33)	(0.29)	(0.61)	(0.90)

Class R6
Year Ended June 30, 2020	16.64	0.33	0.60	0.93	(0.33)	(0.97)	(1.30)
Year Ended June 30, 2019	17.13	0.26	0.59	0.85	(0.47)	(0.87)	(1.34)
July 31, 2017 (h) through June 30, 2018	17.44	0.22	0.99	1.21	(0.40)	(1.12)	(1.52)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$16.59	5.14%	$2,593,685	0.54%	1.55%	0.58%	27%
16.94	5.45	2,430,409	0.52	1.67	0.61	12
17.41	8.67	2,386,397	0.52	1.25	0.66	11
17.37	14.82	2,348,659	0.52	1.30	0.67	7
15.79	(2.06)	2,489,097	0.46	1.33	0.69	13

16.04	4.62	203,007	1.07	1.00	1.08	27
16.41	4.78	237,376	1.09	1.11	1.11	12
16.92	8.10	260,085	1.10	0.57	1.14	11
16.91	14.17	385,447	1.10	0.73	1.17	7
15.39	(2.63)	414,439	1.02	0.79	1.19	13

16.28	5.45	210,480	0.29	1.79	0.33	27
16.64	5.62	224,050	0.27	1.93	0.36	12
17.14	9.02	242,612	0.27	1.49	0.39	11
17.11	15.07	238,466	0.27	1.53	0.39	7
15.57	(1.82)	238,427	0.20	1.60	0.40	13

16.27	5.62	25,466	0.06	2.02	0.07	27
16.64	5.85	13,949	0.08	1.60	0.09	12
17.13	7.04	619	0.13	1.42	0.14	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Investor Balanced Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Conservative Growth Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Growth Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Growth & Income Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of the JPMorgan Investor Balanced Fund (“Investor Balanced Fund”) is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of the JPMorgan Investor Conservative Growth Fund (“Investor Conservative Growth Fund”) is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of the JPMorgan Investor Growth Fund (“Investor Growth Fund”) is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of the JPMorgan Investor Growth & Income Fund (“Investor Growth & Income Fund”) is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I Shares or Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

30	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Investor Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,668,357	$—	$—	$4,668,357

Investor Conservative Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,536,923	$—	$—	$3,536,923

Investor Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,893,065	$—	$—	$2,893,065

Investor Growth & Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,033,764	$—	$—	$3,033,764

(a)	Please refer to the SOIs for specifics of portfolio holdings.

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Investor Balanced Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,022,269	$166,600	$220,855	$4,633	$44,255	$1,016,902	82,141	$27,547	$4,772
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	494,130	78,360	127,063	1,598	13,245	460,270	52,783	14,562	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	72,339	—	70,683	12	(1,668)	—	—	—	—

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Investor Balanced Fund (continued)
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	$48,363	$2,203	$2,866	$48	$(3,242)	$44,506	5,841	$2,203	$—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	103,229	7,407	3,850	234	6,185	113,205	3,569	985	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	77,073	—	—	(1,337)	75,736	4,742	559	154
JPMorgan Equity Income Fund Class R6 Shares (a)	102,579	44,500	—	—	(12,331)	134,748	8,157	2,956	1,427
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	83,133	2,561	6,257	(452)	(6,347)	72,638	3,217	2,561	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	99,110	4,194	27,971	(4,991)	(3,151)	67,191	7,970	4,195	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	165,104	18,235	165,612	24,708	(42,435)	—	—	3,956	12,051
JPMorgan High Yield Fund Class R6 Shares (a)	144,086	7,726	15,375	(1,308)	(11,277)	123,852	18,737	7,725	—
JPMorgan Income Fund Class R6 Shares (a)	86,074	122,523	4,796	46	2,450	206,297	22,795	5,837	23
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	69,859	1,410	8,586	(931)	1,422	63,174	6,063	1,410	—
JPMorgan International Equity Fund Class R6 Shares (a)	57,620	19,535	2,848	411	(1,753)	72,965	4,455	1,816	60
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	250,550	58,563	14,307	(313)	(17,510)	276,983	17,108	7,448	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	305,956	—	313,643	135,098	(127,411)	—	—	—	—
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	162,805	22,604	31,925	2,720	1,145	157,349	2,717	1,826	18,103
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	156,297	126,438	60,456	3,837	37,959	264,075	5,213	681	28,563
JPMorgan Large Cap Value Fund Class R6 Shares (a)	110,175	20,208	3,375	105	(10,322)	116,791	9,321	2,110	—
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	204,605	15,703	18,181	(89)	972	203,010	20,001	4,761	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	157,807	38,513	19,221	(2,334)	(17,679)	157,086	18,502	2,268	7,791
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	41,715	4,975	6,534	611	5,821	46,588	1,057	—	2,998
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	—	17,273	—	—	2,135	19,408	360	—	—
JPMorgan Small Cap Value Fund Class R6 Shares (a)	48,829	14,536	12,489	(4,960)	(5,389)	40,527	2,034	617	2,759

32	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

Investor Balanced Fund (continued)
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	$88,125	$1,892	$16,893	$(1,080)	$(283)	$71,761	6,311	$1,892	$—
JPMorgan Systematic Alpha Fund Class R6 Shares (a)	72,859	1,563	65,928	(14,196)	5,702	—	—	1,563	—	(b)
JPMorgan U.S. Equity Fund Class R6 Shares (a)	419,721	85,264	105,169	11,883	5,381	417,080	25,525	5,002	36,733
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c)	75,914	346,509	336,675	—	—	85,748	85,748	1,036	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	—	193,369	4,387	(232)	9,269	198,019	7,386	1,427	314
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	42,039	1,412	5,870	(707)	287	37,161	3,780	1,412	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	98,936	53,970	3,841	231	(24,009)	125,287	4,217	2,387	3,410

Total	$4,784,228	$1,555,119	$1,675,656	$154,582	$(149,916)	$4,668,357		$110,742	$119,158

Investor Conservative Growth Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,063,660	$120,806	$126,668	$1,693	$50,277	$1,109,768	89,642	$29,859	$5,178
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	449,252	57,083	76,036	818	13,229	444,346	50,957	13,848	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	40,505	—	39,576	566	(1,495)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	35,823	1,644	1,721	27	(2,427)	33,346	4,376	1,645	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	52,237	6,140	—	—	3,789	62,166	1,960	498	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	45,239	—	—	(331)	44,908	2,812	313	87
JPMorgan Equity Income Fund Class R6 Shares (a)	56,914	30,382	5,627	252	(6,379)	75,542	4,573	1,656	801
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	25,239	2,878	3,096	(435)	(1,288)	23,298	1,032	794	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	79,278	3,673	7,733	(1,712)	(4,788)	68,718	8,152	3,673	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	46,301	6,115	47,642	7,591	(12,365)	—	—	1,096	3,282

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Investor Conservative Growth Fund (continued)
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Government Bond Fund Class R6 Shares (a)	$37,739	$5,077	$9,092	$120	$2,228	$36,072	3,181	$870	$—
JPMorgan High Yield Fund Class R6 Shares (a)	100,446	10,617	7,900	(1,072)	(8,501)	93,590	14,159	5,812	—
JPMorgan Income Fund Class R6 Shares (a)	104,309	93,252	—	—	583	198,144	21,894	6,298	26
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	62,568	1,277	5,613	(550)	1,177	58,859	5,649	1,277	—
JPMorgan International Equity Fund Class R6 Shares (a)	27,175	893	1,035	124	(1,623)	25,534	1,559	866	28
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	125,255	30,185	5,929	(49)	(9,187)	140,275	8,664	3,841	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	156,000	—	160,464	74,295	(69,831)	—	—	—	—
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	81,748	14,333	11,676	36	2,259	86,700	1,497	955	9,484
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	43,152	72,146	27,768	817	15,511	103,858	2,050	271	11,455
JPMorgan Large Cap Value Fund Class R6 Shares (a)	20,665	21,943	3,853	127	(2,347)	36,535	2,916	585	—
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	289,258	18,304	10,480	(126)	1,494	298,450	29,404	6,995	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	44,919	20,849	11,805	(1,701)	(3,073)	49,189	5,794	690	2,454
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	34,234	4,668	10,827	3,012	2,071	33,158	752	—	2,461
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	—	9,509	—	—	1,223	10,732	199	—	—
JPMorgan Small Cap Value Fund Class R6 Shares (a)	27,792	12,335	10,458	(3,600)	(2,861)	23,208	1,165	356	1,655
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	64,851	1,457	5,429	(429)	(593)	59,857	5,264	1,457	—
JPMorgan Systematic Alpha Fund Class R6 Shares (a)	71,049	1,518	64,013	(14,360)	5,806	—	—	1,517	—	(b)
JPMorgan U.S. Equity Fund Class R6 Shares (a)	153,308	53,113	50,652	2,658	4,634	163,061	9,979	1,932	13,620
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c)	43,626	238,974	201,058	—	—	81,542	81,542	791	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	—	77,896	6,478	(96)	4,360	75,682	2,823	689	188
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	33,730	1,148	3,429	(412)	152	31,189	3,173	1,148	—

34	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

Investor Conservative Growth Fund (continued)
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Value Advantage Fund Class R6 Shares (a)	$53,069	$34,435	$6,309	$(14)	$(11,985)	$69,196	2,329	$1,269	$1,830

Total	$3,424,102	$997,889	$922,367	$67,580	$(30,281)	$3,536,923		$91,001	$52,549

Investor Growth Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$223,027	$28,365	$17,775	$27	$10,887	$244,531	19,752	$6,316	$1,073
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	35,663	7,510	9,853	(233)	1,040	34,127	3,914	1,060	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	59,679	—	58,313	(1,353)	(13)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	12,981	623	—	—	(919)	12,685	1,665	623	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	74,707	7,448	—	—	4,366	86,521	2,728	713	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	66,157	—	—	(1,185)	64,972	4,068	461	127
JPMorgan Equity Income Fund Class R6 Shares (a)	55,107	35,692	—	—	(8,892)	81,907	4,958	1,809	932
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	84,747	5,124	—	—	(6,998)	82,873	3,670	2,819	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	13,449	484	12,428	(1,424)	(81)	—	—	483	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	88,852	8,979	86,954	9,577	(20,454)	—	—	2,287	6,692
JPMorgan High Yield Fund Class R6 Shares (a)	49,717	16,522	6,489	(628)	(2,502)	56,620	8,566	3,030	—
JPMorgan Income Fund Class R6 Shares (a)	—	14,146	—	—	247	14,393	1,590	52	—
JPMorgan International Equity Fund Class R6 Shares (a)	120,554	14,465	11,568	484	(5,756)	118,179	7,215	3,608	115
JPMorgan International Focus Fund (formerly JPMorgan International Unconstrained Equity Fund) Class R6 Shares (a)	87,466	369	—	—	60	87,895	4,146	369	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	195,505	44,311	—	—	(15,774)	224,042	13,838	6,159	—

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Investor Growth Fund (continued)
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Intrepid America Fund Class R6 Shares (a)	$305,094	$—	$313,000	$128,036	$(120,130)	$—	—	$—	$—
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	139,445	18,058	3,007	(92)	3,693	158,097	2,730	1,677	16,381
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	248,829	100,534	21,978	1,088	54,516	382,989	7,560	883	37,021
JPMorgan Large Cap Value Fund Class R6 Shares (a)	255,817	6,971	—	—	(25,120)	237,668	18,968	4,562	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	151,149	23,905	8,778	(1,487)	(19,754)	145,035	17,083	2,120	7,282
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	43,329	3,011	1,407	191	5,562	50,686	1,150	—	3,012
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	—	11,996	—	—	1,480	13,476	250	—	—
JPMorgan Small Cap Value Fund Class R6 Shares (a)	43,641	27,435	—	—	(11,449)	59,627	2,993	707	2,882
JPMorgan Systematic Alpha Fund Class R6 Shares (a)	19,762	310	18,213	(3,353)	1,494	—	—	309	—	(b)
JPMorgan U.S. Equity Fund Class R6 Shares (a)	371,400	38,786	—	—	9,961	420,147	25,713	4,667	34,120
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c)	51,367	224,345	226,069	—	—	49,643	49,643	759	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	—	178,239	—	—	7,754	185,993	6,937	1,736	498
JPMorgan Value Advantage Fund Class R6 Shares (a)	54,788	41,810	—	—	(15,639)	80,959	2,725	1,569	2,242

Total	$2,786,075	$925,595	$795,832	$130,833	$(153,606)	$2,893,065		$48,778	$112,377

Investor Growth & Income Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$463,773	$82,127	$80,605	$1,336	$22,169	$488,800	39,483	$13,200	$2,255
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	189,282	31,148	47,410	922	4,587	178,529	20,474	5,725	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	51,555	—	50,372	309	(1,492)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	14,230	682	—	—	(1,007)	13,905	1,825	683	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	67,416	5,490	—	—	3,792	76,698	2,418	643	—

36	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

Investor Growth & Income Fund (continued)
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	$—	$58,422	$—	$—	$(715)	$57,707	3,613	$399	$110
JPMorgan Equity Income Fund Class R6 Shares (a)	60,205	45,717	—	—	(9,726)	96,196	5,823	2,063	1,052
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	67,904	2,161	2,938	(351)	(5,478)	61,298	2,715	2,161	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	44,786	1,967	14,000	(2,745)	(1,367)	28,641	3,398	1,966	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	114,167	11,483	111,975	15,616	(29,291)	—	—	2,925	8,558
JPMorgan High Yield Fund Class R6 Shares (a)	82,635	16,973	7,200	(983)	(4,901)	86,524	13,090	4,809	—
JPMorgan Income Fund Class R6 Shares (a)	29,419	60,278	—	—	2,461	92,158	10,183	2,142	7
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	38,526	774	5,601	(516)	737	33,920	3,255	774	—
JPMorgan International Equity Fund Class R6 Shares (a)	59,410	15,237	1,469	178	(2,742)	70,614	4,311	1,919	61
JPMorgan International Focus Fund (formerly JPMorgan International Unconstrained Equity Fund) Class R6 Shares (a)	41,989	1,571	—	—	370	43,930	2,072	177	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	152,749	47,356	3,589	(186)	(11,261)	185,069	11,431	4,844	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	281,749	—	289,814	130,120	(122,055)	—	—	—	—
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	89,987	14,181	7,091	(26)	2,586	99,637	1,720	1,082	10,572
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	201,436	124,493	66,464	4,015	41,818	305,298	6,026	787	33,354
JPMorgan Large Cap Value Fund Class R6 Shares (a)	152,478	12,579	6,989	574	(13,952)	144,690	11,548	2,735	—
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	43,271	6,790	1,718	(35)	246	48,554	4,784	1,027	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	109,487	27,426	1,484	(515)	(15,313)	119,601	14,087	1,610	5,532
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	39,253	2,821	5,454	744	4,371	41,735	947	—	2,821
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	—	11,403	—	—	1,425	12,828	238	—	—
JPMorgan Small Cap Value Fund Class R6 Shares (a)	47,232	14,341	2,427	(511)	(11,113)	47,522	2,386	652	2,805

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Investor Growth & Income Fund (continued)
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	$26,387	$591	$2,540	$(186)	$(211)	$24,041	2,114	$591	$—
JPMorgan Systematic Alpha Fund Class R6 Shares (a)	33,150	682	29,902	(6,527)	2,597	—	—	682	—	(b)
JPMorgan U.S. Equity Fund Class R6 Shares (a)	302,258	50,222	28,098	1,588	8,683	334,653	20,481	3,751	27,242
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c)	42,608	187,859	175,510	—	—	54,957	54,957	725	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	—	181,557	—	—	7,701	189,258	7,059	1,623	439
JPMorgan Value Advantage Fund Class R6 Shares (a)	58,138	56,781	—	—	(17,918)	97,001	3,265	1,745	2,493

Total	$2,905,480	$1,073,112	$942,650	$142,821	$(144,999)	$3,033,764		$61,440	$97,301

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6		Total
Investor Balanced Fund
Transfer agency fees	$259	$34	$21	$1		$315
Investor Conservative Growth Fund
Transfer agency fees	157	28	22	—	(a)	207
Investor Growth Fund
Transfer agency fees	416	29	34	4		483
Investor Growth & Income Fund
Transfer agency fees	320	15	20	—	(a)	355

(a) Amount	rounds to less than one thousand.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal

38	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for distributions from the Investor Conservative Growth Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Investor Balanced Fund	$—	$177	$(177)
Investor Conservative Growth Fund	—	118	(118)
Investor Growth Fund	—	186	(186)
Investor Growth & Income Fund	—	173	(173)

The reclassifications for the Funds relate primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. The Administrator does not receive a fee for these services.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2020, JPMDS retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$307	$—	(a)
Investor Conservative Growth Fund	201	—	(a)
Investor Growth Fund	182	3
Investor Growth & Income Fund	163	2

(a) Amount	rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of each share class.

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C	Class I		Class R6
Investor Balanced Fund	0.55	%(1)	1.10%	0.30	%(1)	0.15%
Investor Conservative Growth Fund	0.55	(1)	1.10	0.30	(1)	0.15
Investor Growth Fund	0.55	(1)	1.10	0.30	(1)	0.15
Investor Growth & Income Fund	0.55	(1)	1.10	0.30	(1)	0.15

(1)	Prior to November 1, 2019, the contractual expense limitation for Class A and Class I Shares was 0.52% and 0.27%, respectively.

The expense limitation agreements were in effect for the year ended June 30, 2020 and are in place until at least October 31, 2020.

The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C and Class I Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds up to 0.25% for Class A, Class C and Class I Shares. This waiver may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the year ended June 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Service Fees	Total
Investor Balanced Fund	$4	$1,259	$1,263
Investor Conservative Growth Fund	3	779	782
Investor Growth Fund	3	1,172	1,175
Investor Growth & Income Fund	3	1,057	1,060

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2020 were as follows (amounts in thousands):

Investor Balanced Fund	$102
Investor Conservative Growth Fund	78
Investor Growth Fund	75
Investor Growth & Income Fund	72

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 381-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

40	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. Investment Transactions

During the year ended June 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$1,208,609	$1,338,981
Investor Conservative Growth Fund	758,916	721,309
Investor Growth Fund	701,254	569,765
Investor Growth & Income Fund	885,251	767,140

During the year ended June 30, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,054,929	$644,326	$30,898	$613,428
Investor Conservative Growth Fund	3,166,240	391,306	20,623	370,683
Investor Growth Fund	2,381,938	537,292	26,165	511,127
Investor Growth & Income Fund	2,569,040	481,048	16,324	464,724

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$98,387	$199,230	$297,617
Investor Conservative Growth Fund	73,997	82,769	156,766
Investor Growth Fund	39,217	184,916	224,133
Investor Growth & Income Fund	54,732	158,509	213,241

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$121,064	$202,438	$323,502
Investor Conservative Growth Fund	83,221	103,037	186,258
Investor Growth Fund	68,910	122,433	191,343
Investor Growth & Income Fund	73,149	135,614	208,763

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$8,747	$183,393	$613,428
Investor Conservative Growth Fund	2,607	80,168	370,683
Investor Growth Fund	201	182,247	511,127
Investor Growth & Income Fund	3,514	175,279	464,724

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of June 30, 2020, the Funds did not have any net capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the Funds deferred to July 1, 2020 the following net capital losses of (amounts in thousands):

	Net Capital Losses
	Short-Term	Long-Term
Investor Growth Fund	$447	$—

6. Borrowings

The Funds rely upon an exemptive order granted by the Securities and Exchange Commission (“SEC”) (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at June 30, 2020. Average borrowings from the Facility during the year ended June 30, 2020, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Investor Balanced Fund	$90,299	2.59%	3	$19
Investor Growth Fund	25,311	2.59	3	5

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

42	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

As of June 30, 2020, the Funds had individual shareholder and/or omnibus accounts, which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/ or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/ or Non-Affiliated Omnibus Accounts	% of the Fund
Investor Balanced Fund	1	76.1%	—	—
Investor Conservative Growth Fund	1	80.3	—	—
Investor Growth Fund	1	59.3	1	13.2%
Investor Growth & Income Fund	1	65.0	1	14.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

As of June 30, 2020, the Funds owned, in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Market Expansion Enhanced Index Fund	59.0%
JPMorgan Europe Dynamic Fund	52.7
JPMorgan Intrepid Growth Fund	45.0
JPMorgan Limited Duration Bond Fund	43.9
JPMorgan Large Cap Value Fund	42.5
JPMorgan Floating Rate Income Fund	22.3
JPMorgan Small Cap Value Fund	17.9
JPMorgan Emerging Markets Debt Fund	16.6
JPMorgan International Research Enhanced Equity Fund	16.3
JPMorgan U.S. Research Enhanced Equity Fund	14.9
JPMorgan Inflation Managed Bond Fund	12.5

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Event

On August 11, 2020, the contractual expense limitations for Class A Shares of the Investor Growth Fund and Investor Growth & Income Fund were extended until at least October 31, 2021.

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and Shareholders of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund (four of the funds constituting JPMorgan Trust II, hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

44	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	45

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

46	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	47

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

48	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020 and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Balanced Fund
Class A
Actual	$1,000.00	$997.00	$2.73	0.55%
Hypothetical	1,000.00	1,022.13	2.77	0.55
Class C
Actual	1,000.00	994.20	5.31	1.07
Hypothetical	1,000.00	1,019.54	5.37	1.07
Class I
Actual	1,000.00	998.30	1.49	0.30
Hypothetical	1,000.00	1,023.37	1.51	0.30
Class R6
Actual	1,000.00	998.80	0.30	0.06
Hypothetical	1,000.00	1,024.57	0.30	0.06

JPMorgan Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,011.60	2.75	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55
Class C
Actual	1,000.00	1,009.80	5.30	1.06
Hypothetical	1,000.00	1,019.59	5.32	1.06
Class I
Actual	1,000.00	1,012.70	1.50	0.30
Hypothetical	1,000.00	1,023.37	1.51	0.30
Class R6
Actual	1,000.00	1,013.80	0.45	0.09
Hypothetical	1,000.00	1,024.42	0.45	0.09

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio

JPMorgan Investor Growth Fund
Class A
Actual	$1,000.00	$970.90	$2.70	0.55%
Hypothetical	1,000.00	1,022.13	2.77	0.55
Class C
Actual	1,000.00	968.10	5.24	1.07
Hypothetical	1,000.00	1,019.54	5.37	1.07
Class I
Actual	1,000.00	971.80	1.47	0.30
Hypothetical	1,000.00	1,023.37	1.51	0.30
Class R6
Actual	1,000.00	972.90	0.44	0.09
Hypothetical	1,000.00	1,024.42	0.45	0.09

JPMorgan Investor Growth & Income Fund
Class A
Actual	1,000.00	987.30	2.72	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55
Class C
Actual	1,000.00	984.70	5.28	1.07
Hypothetical	1,000.00	1,019.54	5.37	1.07
Class I
Actual	1,000.00	988.90	1.48	0.30
Hypothetical	1,000.00	1,023.37	1.51	0.30
Class R6
Actual	1,000.00	989.60	0.30	0.06
Hypothetical	1,000.00	1,024.57	0.30	0.06

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

50	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

JUNE 30, 2020	J.P. MORGAN INVESTOR FUNDS	51

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2020:

Dividends Received Deduction
JPMorgan Investor Balanced Fund	18.83%
JPMorgan Investor Conservative Growth Fund	10.73
JPMorgan Investor Growth Fund	46.92
JPMorgan Investor Growth & Income Fund	28.08

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Investor Balanced Fund	$199,230
JPMorgan Investor Conservative Growth Fund	82,769
JPMorgan Investor Growth Fund	184,916
JPMorgan Investor Growth & Income Fund	158,509

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Qualified Dividend Income
JPMorgan Investor Balanced Fund	$48,188
JPMorgan Investor Conservative Growth Fund	26,937
JPMorgan Investor Growth Fund	39,217
JPMorgan Investor Growth & Income Fund	36,147

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2020, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2020 will be disclosed in the semiannual report for the period ended December 31, 2020.

52	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2020

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	AN-INV-620

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2020

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.”
— Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	1

J.P. Morgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

While U.S. equity markets generally outperformed other financial markets in the second half of 2019, global prices for a broad range of assets fell sharply in the first quarter of 2020 as large sectors of global, national and local economies shut down in response to the COVID-19 pandemic. However, equity markets rebounded somewhat in the final three months of the reporting period as stimulus programs from leading central banks and governments took hold and countries in Asia and Europe showed progress in halting the spread of virus.

In late July 2019, the U.S. Federal Reserve (the “Fed”) cut interest rates for the first time in more than a decade as U.S. economic growth showed signs of slowing, even as U.S. unemployment remained at historically low levels. The central bank followed with two more interest rate cuts in September and October 2019. In response to lower rates and improved or stable economic data, equity prices in the U.S. generally rose in the final months of 2019.

Further support for U.S. equity markets came from a “Phase One” trade agreement between the U.S. and China that reduced existing tariffs and headed off the implementation of new tariffs scheduled to take effect December 15, 2019. U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 — the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the Fed’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose. Within U.S. equity markets, large cap stocks generally outperformed mid cap and small cap stocks and growth stocks outperformed value stocks during the reporting period.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	15.44%
Russell 1000 Growth Index	23.28%

Net Assets as of 6/30/2020 (In Thousands)	$1,114,382

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the information technology and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the real estate and health care sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Oracle Corp. and Euronet Worldwide Inc., and its underweight position in Tesla, Inc. Shares of Oracle, a software company, fell amid several consecutive quarters of weak revenue growth. Shares of Euronet Worldwide, a provider of electronic payment and transaction services, fell after the company reported lower-than-expected earnings for the first quarter of 2020. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose amid a faster-than-expected schedule for production of its Model Y vehicles and efficient production output from its Shanghai factory.

Leading individual contributors to relative performance included the Fund’s underweight position in Boeing Co. and its overweight positions in Lam Research Corp. and MSCI Inc. Shares of Boeing, an aircraft and aerospace manufacturer, fell amid investor concerns about the future of its 737 Max aircraft as well as a sharp decline in airline traffic in response to the COVID-19 pandemic. Shares of Lam Research, a maker of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings for its fiscal third quarter ended March 29, 2020 and forecast strong demand for its products. Shares of MSCI, a provider of financial services technology and market indexes, rose after the company reported better-than-expected earnings for the first quarter of 2020 and reported growth in recurring subscriptions for its services.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	9.8%
2.	Apple, Inc.	8.5
3.	Amazon.com, Inc.	6.7
4.	Facebook, Inc., Class A	3.5
5.	Mastercard, Inc., Class A	3.0
6.	AbbVie, Inc.	2.7
7.	Amgen, Inc.	2.2
8.	Alphabet, Inc., Class A	2.2
9.	Oracle Corp.	2.1
10.	eBay, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	43.9%
Health Care	15.0
Consumer Discretionary	14.4
Communication Services	11.5
Industrials	4.2
Consumer Staples	3.6
Financials	1.8
Real Estate	1.8
Materials	1.1
Energy	0.6
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		9.10%	11.36%	14.91%
Without Sales Charge		15.15	12.57	15.52
CLASS C SHARES	February 19, 2005
With CDSC**		13.59	12.02	14.96
Without CDSC		14.59	12.02	14.96
CLASS I SHARES	February 28, 2003	15.44	12.85	15.82
CLASS R2 SHARES	November 3, 2008	14.88	12.30	15.24
CLASS R5 SHARES	May 15, 2006	15.61	13.05	16.04
CLASS R6 SHARES	November 2, 2015	15.74	13.13	16.08

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Growth Fund and the Russell 1000 Growth Index, from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(4.35)%
Russell Midcap Index	(2.24)%

Net Assets as of 6/30/2020 (In Thousands)	$390,665

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the information technology sector and its security selection and underweight position in the consumer staples sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the real estate and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Xerox Holdings Corp., Sinclair Broadcast Group Inc. and US Foods Holding Corp. Shares of Xerox Holdings, a provider of printing and digital document services, fell after the company reported lower-than-expected earnings for the first quarter of 2020 and withdrew its 2020 earnings forecast due to uncertainty amid the COVID-19 pandemic. Shares of Sinclair Broadcast Group, a television broadcaster, fell amid investor expectations for declining advertising revenue in response to the COVID-19 pandemic. Shares of US Foods Holding, a distributor to restaurants and institutional food service providers, fell amid the closure of restaurants and institutional kitchens in response to the COVID-19 pandemic.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Equinix Inc. and its overweight positions in Moderna Inc. and Lam Research Corp. Shares of Equinix, an operator of collocation space and data centers, rose amid investor expectations for increased demand for data centers in response to office closures during the COVID-19 pandemic. Shares of Moderna, a drug development company, rose on investor expectations that it would develop a vaccine for COVID-19. Shares of Lam Research, a maker of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings for its fiscal third quarter ended March 29, 2020 and forecast strong demand for its products.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Arrow Electronics, Inc.	1.8%
2.	Dolby Laboratories, Inc., Class A	1.6
3.	Timken Co. (The)	1.6
4.	Xerox Holdings Corp.	1.6
5.	Centene Corp.	1.5
6.	PulteGroup, Inc.	1.5
7.	NCR Corp.	1.5
8.	DXC Technology Co.	1.5
9.	Dell Technologies, Inc., Class C	1.4
10.	Vistra Energy Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.9%
Industrials	13.8
Health Care	12.1
Consumer Discretionary	9.9
Financials	9.1
Real Estate	7.1
Communication Services	5.1
Utilities	4.9
Materials	4.6
Consumer Staples	3.8
Energy	2.4
Short-Term Investments	6.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge*		(9.58)%	2.54%	9.89%
Without Sales Charge		(4.57)	3.65	10.49
CLASS C SHARES	March 22, 1999
With CDSC**		(6.06)	3.09	9.84
Without CDSC		(5.06)	3.09	9.84
CLASS I SHARES	June 1, 1991	(4.35)	3.91	10.77
CLASS R3 SHARES	September 9, 2016	(4.58)	3.65	10.49
CLASS R4 SHARES	September 9, 2016	(4.33)	3.90	10.77
CLASS R6 SHARES	November 2, 2015	(4.14)	4.15	10.90

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.

Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Mid Cap Fund and the Russell Midcap

Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(10.24)%
Russell 1000 Value Index	(8.84)%

Net Assets as of 6/30/2020 (In Thousands)	$255,766

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the utilities and materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s overweight position and security selection in the information technology sector and its security selection in the consumer discretionary sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Sinclair Broadcast Group Inc. and United Airlines Holdings Inc., and its underweight position in Intel Corp. Shares of Sinclair Broadcast Group, a television broadcaster, fell amid investor expectations for declining advertising revenue in response to the COVID-19 pandemic. Share of United Airlines Holdings, a passenger airline operator, fell amid a sharp decline in travel due to the COVID-19 pandemic. Shares of Intel, a semiconductor manufacturer, rose amid general strength in the semiconductor manufacturing sector during the reporting period.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in American Tower Corp. and its overweight positions in Lam Research Corp. and AbbVie Inc. Shares of American Tower, a real estate investment trust that owns and operates communications properties, rose amid investor expectations that the company would benefit from the build out of the so-called 5G communications network. Shares of Lam Research, a maker of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings for its fiscal third quarter ended March 29, 2020 and forecast strong demand for its products. Shares of AbbVie, a drug development company focused on autoimmune diseases, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2020 and reiterated its earnings forecast for 2020.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Verizon Communications, Inc.	3.0%
2.	Bank of America Corp.	2.5
3.	Procter & Gamble Co. (The)	2.1
4.	AbbVie, Inc.	2.0
5.	Anthem, Inc.	2.0
6.	Allstate Corp. (The)	1.9
7.	Citigroup, Inc.	1.9
8.	Bristol-Myers Squibb Co.	1.8
9.	Altria Group, Inc.	1.7
10.	Berkshire Hathaway, Inc., Class B	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	16.5%
Health Care	14.7
Information Technology	11.2
Industrials	10.1
Communication Services	8.9
Consumer Staples	8.8
Consumer Discretionary	6.2
Utilities	5.8
Energy	5.5
Real Estate	4.9
Materials	4.6
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		(15.14)%	1.72%	9.19%
Without Sales Charge		(10.44)	2.82	9.78
CLASS C SHARES	February 19, 2005
With CDSC**		(11.88)	2.32	9.24
Without CDSC		(10.88)	2.32	9.24
CLASS I SHARES	February 28, 2003	(10.24)	3.03	9.98
CLASS R2 SHARES	November 3, 2008	(10.69)	2.55	9.50
CLASS R5 SHARES	May 15, 2006	(10.08)	3.21	10.18
CLASS R6 SHARES	November 30, 2010	(10.03)	3.28	10.25

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Value Fund and the Russell 1000 Value Index, from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.86%
S&P 500 Index	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$40,700

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Sustainable Leaders Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s underweight position and security selection in the energy sector and its security selection in the consumer staples sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and information technology sectors was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in American Tower Corp., Hologic Inc. and General Mills Inc. Shares of American Tower Corp., a real estate investment trust that owns and operates communications properties, rose amid investor expectations that the company would benefit from the build out of the 5G communications network. Shares of Hologic, a maker of medical diagnostics and surgical products, rose amid demand for its coronavirus tests in response to the COVID-19 pandemic. Shares of General Mills, a maker of branded consumer foods, rose on growth in demand for packaged foods as consumers began at-home quarantines in response to the COVID-19 pandemic.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight positions in Apple Inc. and Amazon.com Inc., and its overweight position in Cisco Systems Inc. Shares of Apple, a maker of mobile devices, computers, software and related services, rose amid better-than-expected earnings growth and positive investor sentiment over the company’s planned launch of new products and upgrades. Shares of Amazon.com, a provider of online retail products and services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic, as well as investor demand for large cap technology sector stocks. Shares of Cisco Systems, a provider of internet networking products and services, fell in the first half of the reporting period after the company issued two consecutive quarters of weaker-than-expected earnings forecasts.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	8.5%
2.	Home Depot, Inc. (The)	3.6
3.	Procter & Gamble Co. (The)	3.5
4.	Verizon Communications, Inc.	3.3
5.	Walt Disney Co. (The)	3.1
6.	Mastercard, Inc., Class A	3.1
7.	Cisco Systems, Inc.	2.8
8.	Target Corp.	2.6
9.	Bank of America Corp.	2.4
10.	Amgen, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.3%
Health Care	13.2
Financials	10.8
Consumer Discretionary	10.6
Communication Services	8.5
Industrials	8.3
Consumer Staples	6.4
Real Estate	5.4
Materials	1.4
Utilities	1.4
Short-Term Investments	4.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	9

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		3.82%	8.68%	13.24%
Without Sales Charge		9.57	9.86	13.85
CLASS C SHARES	February 19, 2005
With CDSC**		8.03	9.31	13.30
Without CDSC		9.03	9.31	13.30
CLASS I SHARES	February 28, 2003	9.86	10.14	14.14

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Aerospace & Defense — 0.8%

Northrop Grumman Corp.	10	2,951

Raytheon Technologies Corp.	93	5,700

		8,651

Airlines — 0.3%

Delta Air Lines, Inc.	101	2,830

Automobiles — 1.1%

Tesla, Inc. *	11	11,878

Biotechnology — 6.9%

AbbVie, Inc.	308	30,274

Alexion Pharmaceuticals, Inc. *	38	4,299

Amgen, Inc.	105	24,870

Exelixis, Inc. *	261	6,194

Vertex Pharmaceuticals, Inc. *	37	10,829

		76,466

Building Products — 0.8%

Fortune Brands Home & Security, Inc.	68	4,316

Owens Corning	75	4,204

		8,520

Capital Markets — 1.1%

MSCI, Inc.	15	4,907

State Street Corp.	120	7,639

		12,546

Commercial Services & Supplies — 0.2%

Waste Management, Inc.	21	2,203

Communications Equipment — 0.5%

Cisco Systems, Inc.	123	5,732

Construction & Engineering — 0.3%

MasTec, Inc. * (a)	76	3,406

Construction Materials — 0.2%

Eagle Materials, Inc. (a)	32	2,240

Containers & Packaging — 0.8%

Berry Global Group, Inc. *	11	496

Crown Holdings, Inc. *	127	8,259

		8,755

Diversified Consumer Services — 0.8%

Chegg, Inc. *	49	3,316

H&R Block, Inc.	396	5,649

		8,965

Diversified Telecommunication Services — 0.5%

AT&T, Inc.	179	5,414

INVESTMENTS	SHARES (000)	VALUE ($000)

Entertainment — 2.5%

Electronic Arts, Inc. *	84	11,132

Netflix, Inc. *	18	8,009

Take-Two Interactive Software, Inc. *	65	9,072

		28,213

Equity Real Estate Investment Trusts (REITs) — 1.8%

American Tower Corp.	52	13,548

Invitation Homes, Inc.	219	6,029

		19,577

Food & Staples Retailing — 1.1%

Kroger Co. (The)	116	3,923

Sprouts Farmers Market, Inc. *	324	8,299

		12,222

Food Products — 1.7%

Campbell Soup Co.	86	4,258

JM Smucker Co. (The)	40	4,201

TreeHouse Foods, Inc. * (a)	174	7,604

Tyson Foods, Inc., Class A	47	2,818

		18,881

Health Care Equipment & Supplies — 0.6%

Becton Dickinson and Co.	27	6,508

Health Care Providers & Services — 4.3%

Anthem, Inc.	66	17,252

Cigna Corp.	29	5,404

CVS Health Corp.	79	5,113

Humana, Inc.	35	13,377

UnitedHealth Group, Inc.	23	6,784

		47,930

Health Care Technology — 0.7%

Veeva Systems, Inc., Class A *	32	7,431

Household Durables — 1.1%

Lennar Corp., Class A	72	4,406

PulteGroup, Inc.	247	8,405

		12,811

Household Products — 0.8%

Procter & Gamble Co. (The)	76	9,087

Insurance — 0.7%

Allstate Corp. (The)	45	4,326

Lincoln National Corp.	97	3,572

		7,898

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Interactive Media & Services — 7.6%

Alphabet, Inc., Class A *	17	24,249

Alphabet, Inc., Class C *	15	20,639

Facebook, Inc., Class A *	173	39,373

		84,261

Internet & Direct Marketing Retail — 9.3%

Amazon.com, Inc. *	27	74,764

Booking Holdings, Inc. *	3	4,936

eBay, Inc.	403	21,116

Expedia Group, Inc.	36	2,951

		103,767

IT Services — 10.8%

Accenture plc, Class A	78	16,662

Akamai Technologies, Inc. *	85	9,060

Amdocs Ltd.	127	7,732

DXC Technology Co.	256	4,222

Euronet Worldwide, Inc. *	56	5,347

International Business Machines Corp.	137	16,485

Mastercard, Inc., Class A	112	33,119

PayPal Holdings, Inc. *	50	8,746

Visa, Inc., Class A (a)	86	16,651

WEX, Inc. *	14	2,244

		120,268

Life Sciences Tools & Services — 0.7%

IQVIA Holdings, Inc. * (a)	59	8,300

Machinery — 0.7%

Deere & Co.	25	3,866

PACCAR, Inc.	55	4,102

		7,968

Media — 0.9%

Charter Communications, Inc., Class A *	11	5,764

Discovery, Inc., Class A * (a)	203	4,283

		10,047

Metals & Mining — 0.1%

Newmont Corp.	16	963

Reliance Steel & Aluminum Co.	5	465

		1,428

Multiline Retail — 0.9%

Target Corp.	84	10,062

Oil, Gas & Consumable Fuels — 0.6%

Cheniere Energy, Inc. *	120	5,788

EOG Resources, Inc.	22	1,130

		6,918

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 1.9%

Bristol-Myers Squibb Co.	355	20,874

Professional Services — 0.4%

FTI Consulting, Inc. *	24	2,749

ManpowerGroup, Inc.	24	1,657

		4,406

Road & Rail — 0.7%

CSX Corp.	111	7,727

Semiconductors & Semiconductor Equipment — 6.1%

Applied Materials, Inc.	295	17,833

Lam Research Corp.	63	20,216

NVIDIA Corp.	37	14,209

Qorvo, Inc. *	19	2,144

QUALCOMM, Inc.	155	14,119

		68,521

Software — 16.4%

CDK Global, Inc.	64	2,655

Fortinet, Inc. *	65	8,923

Intuit, Inc.	52	15,313

j2 Global, Inc. * (a)	96	6,093

Microsoft Corp.	535	108,889

Oracle Corp.	418	23,108

Palo Alto Networks, Inc. *	19	4,341

SS&C Technologies Holdings, Inc.	38	2,146

VMware, Inc., Class A * (a)	74	11,413

		182,881

Specialty Retail — 1.1%

Best Buy Co., Inc.	108	9,399

Williams-Sonoma, Inc.	39	3,190

		12,589

Technology Hardware, Storage & Peripherals — 10.1%

Apple, Inc.	259	94,355

Dell Technologies, Inc., Class C *	190	10,450

NetApp, Inc.	107	4,734

Xerox Holdings Corp.	169	2,586

		112,125

Trading Companies & Distributors — 0.1%

United Rentals, Inc. * (a)	9	1,401

Total Common Stocks (Cost $749,118)		1,091,707

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 12/31/2020 * (Cost $71)	33	119

	SHARES (000)
Short-Term Investments — 2.1%

Investment Companies — 1.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d) (Cost $12,437)	12,436	12,447

Investment of Cash Collateral From Securities Loaned — 1.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d) (Cost $11,327)	11,327	11,327

Total Short-Term Investments (Cost $23,764)		23,774

Total Investments — 100.1% (Cost $772,953)		1,115,600
Liabilities in Excess of Other Assets — (0.1)%		(1,218)

NET ASSETS — 100.0%		1,114,382

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $11,233,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 97.9%

Aerospace & Defense — 1.8%

Axon Enterprise, Inc. *	4		402

Curtiss-Wright Corp.	35		3,097

HEICO Corp., Class A	16		1,314

Huntington Ingalls Industries, Inc.	6		1,024

Spirit AeroSystems Holdings, Inc., Class A	16		387

Teledyne Technologies, Inc. *	2		575

Textron, Inc.	11		355

			7,154

Air Freight & Logistics — 1.1%

CH Robinson Worldwide, Inc.	13		1,048

Expeditors International of Washington, Inc.	29		2,197

XPO Logistics, Inc. *	14		1,091

			4,336

Airlines — 0.9%

Alaska Air Group, Inc.	48		1,726

JetBlue Airways Corp. *	178		1,940

			3,666

Banks — 2.2%

First Horizon National Corp. (a)	100		998

KeyCorp	53		646

Popular, Inc. (Puerto Rico)	118		4,380

Regions Financial Corp.	50		553

Signature Bank	11		1,155

SVB Financial Group *	5		1,008

			8,740

Biotechnology — 1.8%

BioMarin Pharmaceutical, Inc. *	5		672

Bluebird Bio, Inc. *	20		1,230

Exelixis, Inc. *	27		650

Incyte Corp. *	4		395

Moderna, Inc. * (a)	50		3,239

Neurocrine Biosciences, Inc. *	6		747

Sarepta Therapeutics, Inc. *	—	(b)	76

			7,009

Building Products — 1.7%

Masco Corp.	32		1,627

Trane Technologies plc	55		4,896

			6,523

Capital Markets — 3.4%

Affiliated Managers Group, Inc.	3		196

Ameriprise Financial, Inc.	11		1,650

Cboe Global Markets, Inc.	1		110

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Evercore, Inc., Class A	6	327

Invesco Ltd.	34	362

KKR & Co., Inc.	15	463

Lazard Ltd., Class A	5	150

LPL Financial Holdings, Inc.	53	4,181

Morningstar, Inc.	15	2,104

State Street Corp.	44	2,796

Virtu Financial, Inc., Class A	45	1,050

		13,389

Chemicals — 1.5%

Axalta Coating Systems Ltd. *	27	604

Cabot Corp.	3	99

Eastman Chemical Co. (a)	1	96

Huntsman Corp.	174	3,135

Valvoline, Inc.	103	1,986

		5,920

Communications Equipment — 0.9%

Ciena Corp. *	7	375

F5 Networks, Inc. *	22	3,055

		3,430

Construction & Engineering — 0.2%

AECOM *	23	846

Containers & Packaging — 1.8%

Ardagh Group SA	76	979

Avery Dennison Corp.	6	693

Berry Global Group, Inc. *	51	2,238

Graphic Packaging Holding Co.	220	3,075

Westrock Co.	5	141

		7,126

Distributors — 0.8%

LKQ Corp. *	114	2,982

Diversified Consumer Services — 0.2%

frontdoor, Inc. *	17	757

Diversified Financial Services — 0.6%

Equitable Holdings, Inc. (a)	111	2,133

Jefferies Financial Group, Inc.	12	194

Voya Financial, Inc.	3	117

		2,444

Diversified Telecommunication Services — 0.5%

CenturyLink, Inc. (a)	199	1,997

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.8%

Entergy Corp.	5	457

FirstEnergy Corp.	27	1,033

NRG Energy, Inc.	148	4,810

PG&E Corp. * (a)	78	691

		6,991

Electrical Equipment — 0.6%

AMETEK, Inc.	12	1,034

Regal Beloit Corp.	17	1,481

		2,515

Electronic Equipment, Instruments & Components — 5.0%

Arrow Electronics, Inc. *	108	7,403

Avnet, Inc.	96	2,674

CDW Corp.	10	1,165

Dolby Laboratories, Inc., Class A	102	6,689

National Instruments Corp.	37	1,435

		19,366

Energy Equipment & Services — 0.2%

Baker Hughes Co.	24	370

National Oilwell Varco, Inc. (a)	34	415

		785

Entertainment — 1.3%

Activision Blizzard, Inc.	6	429

Live Nation Entertainment, Inc. * (a)	17	734

Roku, Inc. *	6	722

Take-Two Interactive Software, Inc. *	24	3,301

		5,186

Equity Real Estate Investment Trusts (REITs) — 7.4%

Alexandria Real Estate Equities, Inc. (a)	5	872

Americold Realty Trust	21	760

Boston Properties, Inc.	1	124

Brandywine Realty Trust	9	97

Camden Property Trust	5	436

Cousins Properties, Inc.	7	204

Douglas Emmett, Inc.	6	188

Duke Realty Corp.	44	1,554

Empire State Realty Trust, Inc., Class A	7	51

EPR Properties	4	136

Equinix, Inc.	5	3,249

Equity LifeStyle Properties, Inc.	17	1,065

Federal Realty Investment Trust	28	2,416

Gaming and Leisure Properties, Inc.	62	2,150

Healthcare Trust of America, Inc., Class A	4	113

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Highwoods Properties, Inc.	6	207

Host Hotels & Resorts, Inc. (a)	322	3,479

Hudson Pacific Properties, Inc.	14	355

Invitation Homes, Inc.	75	2,070

Medical Properties Trust, Inc.	26	479

Mid-America Apartment Communities, Inc.	2	185

Paramount Group, Inc.	98	756

Park Hotels & Resorts, Inc.	13	128

Realty Income Corp.	26	1,529

Regency Centers Corp.	4	197

Sun Communities, Inc.	8	1,136

VEREIT, Inc.	29	186

VICI Properties, Inc. (a)	155	3,124

Vornado Realty Trust	15	556

Weingarten Realty Investors	14	256

Weyerhaeuser Co.	47	1,051

		29,109

Food & Staples Retailing — 1.1%

Kroger Co. (The)	18	620

Sprouts Farmers Market, Inc. * (a)	142	3,626

		4,246

Food Products — 2.4%

Archer-Daniels-Midland Co.	64	2,563

Hershey Co. (The)	13	1,717

Pilgrim’s Pride Corp. * (a)	127	2,153

TreeHouse Foods, Inc. *	16	718

Tyson Foods, Inc., Class A	40	2,390

		9,541

Gas Utilities — 0.1%

National Fuel Gas Co.	7	274

Health Care Equipment & Supplies — 3.1%

Cooper Cos., Inc. (The)	1	163

Dentsply Sirona, Inc.	22	969

Hill-Rom Holdings, Inc.	14	1,562

Hologic, Inc. *	28	1,620

ICU Medical, Inc. *	4	793

SmileDirectClub, Inc. * (a)	264	2,085

Teleflex, Inc.	3	919

Zimmer Biomet Holdings, Inc.	33	3,906

		12,017

Health Care Providers & Services — 4.9%

AmerisourceBergen Corp.	18	1,766

Cardinal Health, Inc.	65	3,415

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Centene Corp. *	100	6,323

DaVita, Inc. *	18	1,448

McKesson Corp.	24	3,739

Premier, Inc., Class A *	67	2,303

		18,994

Health Care Technology — 0.1%

Change Healthcare, Inc. *	40	445

Hotels, Restaurants & Leisure — 1.8%

Domino’s Pizza, Inc.	10	3,704

Hilton Worldwide Holdings, Inc.	9	679

Wendy’s Co. (The)	27	579

Wyndham Destinations, Inc.	73	2,069

		7,031

Household Durables — 3.4%

Garmin Ltd. (a)	20	1,974

Newell Brands, Inc.	251	3,991

PulteGroup, Inc.	184	6,252

Tempur Sealy International, Inc. *	16	1,142

		13,359

Independent Power and Renewable Electricity Producers — 2.5%

AES Corp. (The)	327	4,735

Vistra Energy Corp.	278	5,185

		9,920

Industrial Conglomerates — 0.2%

Carlisle Cos., Inc.	7	808

Insurance — 2.5%

Alleghany Corp.	1	391

American Financial Group, Inc.	12	774

American National Insurance Co.	2	119

Arch Capital Group Ltd. *	13	370

Assurant, Inc.	2	176

Assured Guaranty Ltd.	38	934

Axis Capital Holdings Ltd.	14	549

Everest Re Group Ltd.	7	1,427

Fidelity National Financial, Inc.	13	405

First American Financial Corp.	28	1,333

Hanover Insurance Group, Inc. (The)	12	1,173

Hartford Financial Services Group, Inc. (The)	28	1,074

Lincoln National Corp.	24	888

Reinsurance Group of America, Inc.	1	92

		9,705

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 1.6%

InterActive Corp. *	11	3,461

Twitter, Inc. *	88	2,628

		6,089

IT Services — 5.6%

Black Knight, Inc. *	34	2,481

DXC Technology Co.	359	5,921

Fidelity National Information Services, Inc.	23	3,146

Fiserv, Inc. *	27	2,604

Global Payments, Inc.	11	1,838

Leidos Holdings, Inc.	36	3,403

Sabre Corp. (a)	167	1,342

Science Applications International Corp.	13	1,002

Switch, Inc., Class A (a)	18	316

		22,053

Leisure Products — 0.3%

Hasbro, Inc.	8	570

Mattel, Inc. * (a)	60	577

		1,147

Life Sciences Tools & Services — 1.1%

Agilent Technologies, Inc.	29	2,547

PPD, Inc. * (a)	39	1,044

Repligen Corp. *	6	692

		4,283

Machinery — 3.7%

Crane Co.	29	1,702

Ingersoll Rand, Inc. * (a)	48	1,360

PACCAR, Inc.	63	4,691

Timken Co. (The)	144	6,569

		14,322

Media — 1.9%

Discovery, Inc., Class C *	79	1,517

DISH Network Corp., Class A *	66	2,288

Fox Corp., Class B	77	2,062

Nexstar Media Group, Inc., Class A (a)	19	1,561

		7,428

Metals & Mining — 1.5%

Freeport-McMoRan, Inc.	76	885

Newmont Corp.	44	2,716

Nucor Corp.	7	270

Reliance Steel & Aluminum Co.	2	147

Steel Dynamics, Inc.	68	1,778

		5,796

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Mortgage Real Estate Investment Trusts (REITs) — 0.4%

AGNC Investment Corp.	15	191

New Residential Investment Corp.	21	153

Starwood Property Trust, Inc.	74	1,102

		1,446

Multiline Retail — 0.9%

Dollar General Corp.	15	2,911

Kohl’s Corp.	27	552

		3,463

Multi-Utilities — 0.5%

CenterPoint Energy, Inc.	25	460

Consolidated Edison, Inc.	12	854

MDU Resources Group, Inc.	28	622

		1,936

Oil, Gas & Consumable Fuels — 2.3%

Cabot Oil & Gas Corp.	141	2,419

Cheniere Energy, Inc. *	30	1,425

Cimarex Energy Co.	8	233

HollyFrontier Corp.	93	2,722

Murphy Oil Corp.	29	401

Pioneer Natural Resources Co.	9	840

Valero Energy Corp.	7	407

Williams Cos., Inc. (The)	21	406

		8,853

Personal Products — 0.4%

Herbalife Nutrition Ltd. * (a)	39	1,756

Pharmaceuticals — 1.8%

Elanco Animal Health, Inc. *	52	1,124

Jazz Pharmaceuticals plc *	17	1,864

Mylan NV *	94	1,513

Nektar Therapeutics * (a)	54	1,247

Perrigo Co. plc	21	1,147

		6,895

Professional Services — 2.2%

CoStar Group, Inc. *	5	3,607

ManpowerGroup, Inc.	14	937

Nielsen Holdings plc	33	483

TransUnion	43	3,699

		8,726

Road & Rail — 0.4%

Landstar System, Inc.	6	635

Schneider National, Inc., Class B	37	915

		1,550

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 1.4%

Lam Research Corp.	12	3,978

ON Semiconductor Corp. * (a)	76	1,513

		5,491

Software — 3.1%

FireEye, Inc. *	215	2,615

Medallia, Inc. *	34	848

Palo Alto Networks, Inc. *	11	2,429

Pluralsight, Inc., Class A *	63	1,141

Proofpoint, Inc. *	27	3,022

Synopsys, Inc. *	10	1,862

		11,917

Specialty Retail — 2.9%

Advance Auto Parts, Inc. (a)	18	2,593

AutoZone, Inc. *	1	761

Best Buy Co., Inc.	40	3,508

Burlington Stores, Inc. *	2	364

Dick’s Sporting Goods, Inc.	64	2,641

Foot Locker, Inc.	19	551

Ulta Beauty, Inc. *	1	183

Williams-Sonoma, Inc.	7	566

		11,167

Technology Hardware, Storage & Peripherals — 5.9%

Dell Technologies, Inc., Class C *	103	5,661

NCR Corp. *	349	6,045

NetApp, Inc.	65	2,884

Pure Storage, Inc., Class A *	35	613

Western Digital Corp.	33	1,440

Xerox Holdings Corp.	417	6,371

		23,014

Textiles, Apparel & Luxury Goods — 0.1%

Ralph Lauren Corp.	7	502

Thrifts & Mortgage Finance — 0.4%

MGIC Investment Corp.	182	1,493

Trading Companies & Distributors — 1.5%

HD Supply Holdings, Inc. *	39	1,339

Univar Solutions, Inc. * (a)	134	2,259

WW Grainger, Inc.	7	2,168

		5,766

Water Utilities — 0.2%

American Water Works Co., Inc.	5	579

Essential Utilities, Inc.	8	351

		930

Total Common Stocks (Cost $337,510)		382,634

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 6.6%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d) (Cost $4,826)	4,824	4,828

Investment of Cash Collateral from Securities Loaned — 5.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (c) (d)	14,998	15,004

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d)	5,757	5,757

Total Investment of Cash Collateral from Securities Loaned (Cost $20,758)		20,761

Total Short-Term Investments (Cost $25,584)		25,589

Total Investments — 104.5% (Cost $363,094)		408,223
Liabilities in Excess of Other Assets — (4.5)%		(17,558)

NET ASSETS — 100.0%		390,665

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $18,506,000.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts

S&P Midcap 400 E-Mini Index	27	09/2020	USD	4,801	108

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%

Aerospace & Defense — 1.3%

Northrop Grumman Corp.	7	2,213

Raytheon Technologies Corp.	19	1,171

		3,384

Airlines — 0.3%

Delta Air Lines, Inc.	29	813

Auto Components — 0.4%

Lear Corp.	9	1,025

Banks — 7.5%

Bank of America Corp.	274	6,509

Citigroup, Inc.	95	4,879

Citizens Financial Group, Inc.	65	1,628

Popular, Inc. (Puerto Rico)	31	1,149

Sterling Bancorp	101	1,180

Truist Financial Corp.	62	2,321

Western Alliance Bancorp	33	1,242

		18,908

Biotechnology — 4.7%

AbbVie, Inc.	53	5,240

Alexion Pharmaceuticals, Inc. *	14	1,571

Amgen, Inc.	12	2,723

Biogen, Inc. *	6	1,579

Gilead Sciences, Inc.	12	916

		12,029

Building Products — 1.4%

Fortune Brands Home & Security, Inc. (a)	21	1,330

Owens Corning	40	2,225

		3,555

Capital Markets — 1.9%

Ameriprise Financial, Inc.	14	2,101

State Street Corp.	42	2,662

		4,763

Chemicals — 3.0%

Axalta Coating Systems Ltd. *	45	1,024

Celanese Corp.	16	1,390

CF Industries Holdings, Inc.	55	1,559

DuPont de Nemours, Inc.	20	1,057

Eastman Chemical Co. (a)	10	717

Huntsman Corp.	86	1,540

LyondellBasell Industries NV, Class A	6	375

		7,662

Communications Equipment — 1.2%

Cisco Systems, Inc.	67	3,125

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 1.2%

AECOM *	29	1,090

MasTec, Inc. *	42	1,889

		2,979

Consumer Finance — 1.1%

Ally Financial, Inc.	37	724

American Express Co.	15	1,409

Discover Financial Services	14	706

		2,839

Containers & Packaging — 1.5%

Ball Corp.	8	528

Berry Global Group, Inc. *	5	222

Crown Holdings, Inc. *	34	2,240

Silgan Holdings, Inc.	23	755

		3,745

Diversified Consumer Services — 0.5%

H&R Block, Inc.	98	1,397

Diversified Financial Services — 2.5%

Berkshire Hathaway, Inc., Class B *	24	4,338

Voya Financial, Inc.	46	2,127

		6,465

Diversified Telecommunication Services — 4.1%

AT&T, Inc.	58	1,759

CenturyLink, Inc.	75	752

Verizon Communications, Inc.	143	7,862

		10,373

Electric Utilities — 5.1%

American Electric Power Co., Inc.	17	1,378

Entergy Corp.	20	1,876

Exelon Corp.	107	3,887

NextEra Energy, Inc.	5	1,129

NRG Energy, Inc.	60	1,963

OGE Energy Corp.	24	716

Southern Co. (The)	36	1,882

		12,831

Electrical Equipment — 0.6%

Eaton Corp. plc (a)	19	1,618

Energy Equipment & Services — 0.7%

Baker Hughes Co.	42	649

TechnipFMC plc (United Kingdom)	152	1,037

		1,686

Entertainment — 1.6%

Electronic Arts, Inc. *	31	4,146

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — 4.9%

American Tower Corp.	10	2,482

Essex Property Trust, Inc.	9	1,971

Extra Space Storage, Inc.	7	619

Invitation Homes, Inc.	87	2,403

Kilroy Realty Corp.	20	1,186

Paramount Group, Inc.	199	1,532

SL Green Realty Corp.	6	286

STORE Capital Corp.	41	974

VEREIT, Inc.	188	1,206

		12,659

Food & Staples Retailing — 2.3%

Kroger Co. (The)	65	2,194

Sprouts Farmers Market, Inc. *	85	2,167

Walgreens Boots Alliance, Inc.	39	1,649

		6,010

Food Products — 2.2%

Kraft Heinz Co. (The)	67	2,124

Pilgrim’s Pride Corp. *	41	694

TreeHouse Foods, Inc. *	14	591

Tyson Foods, Inc., Class A	39	2,329

		5,738

Health Care Equipment & Supplies — 1.2%

Hologic, Inc. *	32	1,807

Zimmer Biomet Holdings, Inc.	11	1,349

		3,156

Health Care Providers & Services — 3.9%

Anthem, Inc.	19	5,050

Cigna Corp.	11	2,139

CVS Health Corp.	19	1,260

Humana, Inc.	2	853

McKesson Corp.	5	721

		10,023

Hotels, Restaurants & Leisure — 1.1%

Dunkin’ Brands Group, Inc.	23	1,526

Wyndham Destinations, Inc.	46	1,285

		2,811

Household Durables — 1.4%

DR Horton, Inc.	29	1,630

PulteGroup, Inc.	60	2,056

		3,686

Household Products — 2.2%

Procter & Gamble Co. (The)	46	5,500

INVESTMENTS	SHARES (000)	VALUE ($000)

Independent Power and Renewable Electricity Producers — 0.9%

Clearway Energy, Inc.	18	380

Vistra Energy Corp.	100	1,863

		2,243

Insurance — 3.8%

Allstate Corp. (The)	51	4,909

Fidelity National Financial, Inc.	72	2,201

MetLife, Inc.	19	683

Travelers Cos., Inc. (The)	18	2,041

		9,834

Interactive Media & Services — 0.9%

Alphabet, Inc., Class A *	1	1,276

Alphabet, Inc., Class C *	1	933

		2,209

Internet & Direct Marketing Retail — 1.6%

eBay, Inc.	57	2,974

Qurate Retail, Inc., Series A *	115	1,095

		4,069

IT Services — 3.0%

DXC Technology Co. (a)	63	1,031

International Business Machines Corp.	11	1,292

KBR, Inc.	42	952

Leidos Holdings, Inc.	5	487

Mastercard, Inc., Class A	8	2,307

Science Applications International Corp.	19	1,507

		7,576

Life Sciences Tools & Services — 0.9%

IQVIA Holdings, Inc. *	16	2,284

Machinery — 3.1%

Caterpillar, Inc.	20	2,543

Deere & Co.	19	2,955

PACCAR, Inc.	19	1,422

Rexnord Corp.	36	1,049

		7,969

Media — 2.5%

Charter Communications, Inc., Class A *	6	2,908

Discovery, Inc., Class A * (a)	60	1,255

Nexstar Media Group, Inc., Class A (a)	7	594

Omnicom Group, Inc. (a)	28	1,540

		6,297

Metals & Mining — 0.2%

Newmont Corp.	9	574

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Multiline Retail — 0.5%

Target Corp.	10	1,187

Oil, Gas & Consumable Fuels — 4.9%

Cheniere Energy, Inc. *	44	2,121

Chevron Corp.	32	2,896

Concho Resources, Inc.	5	247

ConocoPhillips	48	2,025

EOG Resources, Inc.	18	902

Kinder Morgan, Inc.	55	839

ONEOK, Inc.	52	1,717

Phillips 66	26	1,841

		12,588

Personal Products — 0.4%

Herbalife Nutrition Ltd. *	23	1,044

Pharmaceuticals — 4.1%

Bristol-Myers Squibb Co.	79	4,645

Jazz Pharmaceuticals plc *	10	1,048

Johnson & Johnson	14	2,025

Mylan NV *	44	703

Pfizer, Inc.	66	2,158

		10,579

Professional Services — 0.3%

FTI Consulting, Inc. *	7	745

Road & Rail — 1.5%

CSX Corp.	56	3,871

Semiconductors & Semiconductor Equipment — 4.3%

Applied Materials, Inc.	25	1,529

Broadcom, Inc.	7	2,051

Intel Corp.	13	760

Lam Research Corp.	12	3,947

QUALCOMM, Inc.	29	2,618

		10,905

Software — 2.0%

j2 Global, Inc. *	14	904

Oracle Corp.	76	4,184

		5,088

Specialty Retail — 0.7%

Best Buy Co., Inc.	20	1,772

Technology Hardware, Storage & Peripherals — 0.9%

Dell Technologies, Inc., Class C *	15	819

NetApp, Inc.	15	661

Xerox Holdings Corp.	61	929

		2,409

INVESTMENTS	SHARES (000)	VALUE ($000)

Tobacco — 1.7%

Altria Group, Inc.	111	4,357

Trading Companies & Distributors — 0.5%

United Rentals, Inc. *	8	1,237

Total Common Stocks (Cost $240,855)		251,763

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 12/31/2020 * (Cost $30)	14	51

	SHARES (000)
Short-Term Investments — 2.8%

Investment Companies — 1.8%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d) (Cost $4,717)	4,715	4,719

Investment of Cash Collateral from Securities Loaned — 1.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (c) (d)	3	3

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d)	2,452	2,452

Total Investment of Cash Collateral from Securities Loaned (Cost $2,455)		2,455

Total Short-Term Investments (Cost $7,172)		7,174

Total Investments — 101.3% (Cost $248,057)		258,988
Liabilities in Excess of Other Assets — (1.3)%		(3,222)

NET ASSETS — 100.0%		255,766

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $2,394,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	21

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Auto Components — 1.5%

Aptiv plc	8	598

Banks — 4.5%

Bank of America Corp.	42	1,009

Citigroup, Inc.	16	836

		1,845

Biotechnology — 3.6%

Amgen, Inc.	4	943

Gilead Sciences, Inc.	7	513

		1,456

Building Products — 3.8%

Owens Corning	11	609

Trane Technologies plc	7	619

Trex Co., Inc. *	2	315

		1,543

Capital Markets — 2.6%

S&P Global, Inc.	2	616

State Street Corp.	7	459

		1,075

Communications Equipment — 2.9%

Cisco Systems, Inc.	25	1,171

Consumer Finance — 1.0%

American Express Co.	4	391

Containers & Packaging — 1.4%

Ball Corp.	8	568

Diversified Financial Services — 1.0%

Voya Financial, Inc.	8	395

Diversified Telecommunication Services — 3.3%

Verizon Communications, Inc.	24	1,349

Electric Utilities — 1.4%

NextEra Energy, Inc.	2	556

Electrical Equipment — 1.1%

Eaton Corp. plc	5	458

Entertainment — 5.3%

Electronic Arts, Inc. *	7	883

Walt Disney Co. (The) (a)	12	1,293

		2,176

Equity Real Estate Investment Trusts (REITs) — 4.8%

American Tower Corp.	3	833

Boston Properties, Inc.	5	478

Equinix, Inc.	1	625

		1,936

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — 3.0%

General Mills, Inc.	11	686

Kellogg Co.	8	546

		1,232

Health Care Equipment & Supplies — 1.1%

Hologic, Inc.*	8	465

Health Care Providers & Services — 2.2%

Cigna Corp.	5	914

Household Products — 3.5%

Procter & Gamble Co. (The)	12	1,432

Insurance — 1.9%

Lincoln National Corp.	9	326

Travelers Cos., Inc. (The)	4	451

		777

IT Services — 4.3%

Accenture plc, Class A	2	468

Mastercard, Inc., Class A	4	1,283

		1,751

Life Sciences Tools & Services — 2.4%

Agilent Technologies, Inc.	5	436

IQVIA Holdings, Inc. * (a)	4	526

		962

Machinery — 3.0%

Deere & Co.	4	588

Parker-Hannifin Corp.	2	345

Xylem, Inc.	5	292

		1,225

Multiline Retail — 2.6%

Target Corp.	9	1,062

Pharmaceuticals — 4.1%

Bristol-Myers Squibb Co.	15	859

Merck & Co., Inc.	11	824

		1,683

Professional Services — 0.5%

FTI Consulting, Inc. *	2	214

Real Estate Management & Development — 0.7%

CBRE Group, Inc., Class A *	7	294

Semiconductors & Semiconductor Equipment — 8.0%

Applied Materials, Inc.	13	779

Lam Research Corp.	3	817

NVIDIA Corp.	2	722

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

Texas Instruments, Inc.	7	887

		3,205

Software — 14.8%

Adobe, Inc. *	1	592

Cadence Design Systems, Inc. *	5	478

Intuit, Inc.	2	628

Microsoft Corp.	17	3,525

salesforce.com, Inc. *	4	764

		5,987

Specialty Retail — 5.4%

Best Buy Co., Inc.	8	728

Home Depot, Inc. (The)	6	1,470

		2,198

Textiles, Apparel & Luxury Goods — 1.3%

VF Corp.	9	539

Total Common Stocks (Cost $32,089)		39,457

Short-Term Investments — 4.7%

Investment Companies — 3.9%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $1,605)	1,604	1,605

Investment of Cash Collateral from Securities Loaned — 0.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c) (Cost $326)	326	326

TOTAL Short-Term Investments (Cost $1,931)		1,931

Total Investments — 101.7% (Cost $34,020)		41,388
Liabilities in Excess of Other Assets — (1.7)%		(688)

NET ASSETS — 100.0%		40,700

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $323,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Value Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
ASSETS:
Investments in non-affiliates, at value	$1,091,826		$382,634		$251,814		$39,457
Investments in affiliates, at value	12,447		4,828		4,719		1,605
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	11,327		20,761		2,455		326
Cash	11		—		12		1
Deposits at broker for futures contracts	—		550		—		—
Receivables:
Due from custodian	—		—		2,571		—
Investment securities sold	28,965		14,733		734		—
Fund shares sold	160		155		119		70
Dividends from non-affiliates	585		583		404		30
Dividends from affiliates	—	(a)	—	(a)	—	(a)	—	(a)
Securities lending income (See Note 2.B.)	7		76		—	(a)	—	(a)
Variation margin on futures contracts	—		75		—		—
Due from adviser	—		—		—		5

Total Assets	1,145,328		424,395		262,828		41,494

LIABILITIES:
Payables:
Due to custodian	—		927		—		—
Investment securities purchased	18,435		11,280		4,071		391
Collateral received on securities loaned (See Note 2.B.)	11,327		20,761		2,455		326
Fund shares redeemed	697		338		257		18
Accrued liabilities:
Investment advisory fees	236		169		54		—
Administration fees	46		18		9		—
Distribution fees	55		52		19		4
Service fees	72		62		37		—
Custodian and accounting fees	14		15		13		11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—	(a)
Other	64		108		147		44

Total Liabilities	30,946		33,730		7,062		794

Net Assets	$1,114,382		$390,665		$255,766		$40,700

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund	JPMorgan Intrepid Value Fund	JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
NET ASSETS:
Paid-in-Capital	$704,995	$342,860	$246,863	$33,163
Total distributable earnings (loss)	409,387	47,805	8,903	7,537

Total Net Assets	$1,114,382	$390,665	$255,766	$40,700

Net Assets:
Class A	$94,017	$154,019	$49,876	$11,178
Class C	31,216	27,417	11,038	2,735
Class I	141,497	119,926	113,316	26,787
Class R2	40,305	—	2,664	—
Class R3	—	12,615	—	—
Class R4	—	562	—	—
Class R5	189,889	—	4,269	—
Class R6	617,458	76,126	74,603	—

Total	$1,114,382	$390,665	$255,766	$40,700

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,631	9,924	1,931	261
Class C	555	2,270	435	66
Class I	2,406	7,175	4,394	621
Class R2	719	—	104	—
Class R3	—	819	—	—
Class R4	—	34	—	—
Class R5	3,278	—	167	—
Class R6	10,659	4,551	2,863	—

Net Asset Value (a):
Class A — Redemption price per share	$57.64	$15.52	$25.83	$42.76
Class C — Offering price per share (b)	56.26	12.08	25.36	41.80
Class I — Offering and redemption price per share	58.80	16.71	25.79	43.11
Class R2 — Offering and redemption price per share	56.08	—	25.55	—
Class R3 — Offering and redemption price per share	—	15.41	—	—
Class R4 — Offering and redemption price per share	—	16.64	—	—
Class R5 — Offering and redemption price per share	57.93	—	25.66	—
Class R6 — Offering and redemption price per share	57.93	16.73	26.06	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$60.83	$16.38	$27.26	$45.13

Cost of investments in non-affiliates	$749,189	$337,510	$240,885	$32,089
Cost of investments in affiliates	12,437	4,826	4,717	1,605
Investment securities on loan, at value (See Note 2.B.)	11,233	18,506	2,394	323
Cost of investment of cash collateral (See Note 2.B.)	11,327	20,758	2,455	326

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	25

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

(Amounts in thousands)

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund	JPMorgan Intrepid Value Fund	JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
INVESTMENT INCOME:
Interest income from non-affiliates	$15		$7	$16	$1
Interest income from affiliates	—	(a)	— (a)	— (a)	—
Dividend income from non-affiliates	18,843		7,498	19,245	659
Dividend income from affiliates	405		166	394	18
Non-cash dividend income from non-affiliates	2,779		—	—	—
Income from securities lending (net) (See Note 2.B.)	64		387	10	—	(a)

Total investment income	22,106		8,058	19,665	678

EXPENSES:
Investment advisory fees	3,538		2,573	2,334	154
Administration fees	835		345	563	26
Distribution fees:
Class A	249		448	154	29
Class C	257		263	115	21
Class R2	212		—	18	—
Class R3	—		34	—	—
Service fees:
Class A	249		448	154	29
Class C	86		88	38	7
Class I	380		378	1,293	52
Class R2	106		—	9	—
Class R3	—		34	—	—
Class R4	—		2	—	—
Class R5	185		—	29	—
Custodian and accounting fees	42		37	40	29
Interest expense to affiliates	—	(a)	— (a)	— (a)	—	(a)
Professional fees	68		62	64	49
Trustees’ and Chief Compliance Officer’s fees	29		27	29	25
Printing and mailing costs	13		49	105	9
Registration and filing fees	93		103	95	51
Transfer agency fees (See Note 2.F.)	64		59	22	6
Other	26		16	23	6

Total expenses	6,432		4,966	5,085	493

Less fees waived	(955)		(341)	(760)	(237)
Less expense reimbursements	—	(a)	(2)	(2)	(6)

Net expenses	5,477		4,623	4,323	250

Net investment income (loss)	16,629		3,435	15,342	428

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	90,171		35,786	47,527	341
Investments in affiliates	2		1	13	—	(a)
Futures contracts	(1,887)		876	(705)	(88)

Net realized gain (loss)	88,286		36,663	46,835	253

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	54,692		(57,865)	(120,359)	2,780
Investments in affiliates	8		4	2	—	(a)
Futures contracts	(313)		24	(127)	(12)

Change in net unrealized appreciation/depreciation	54,387		(57,837)	(120,484)	2,768

Net realized/unrealized gains (losses)	142,673		(21,174)	(73,649)	3,021

Change in net assets resulting from operations	$159,302		$(17,739)	$(58,307)	$3,449

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,629	$13,040	$3,435	$3,897
Net realized gain (loss)	88,286	139,379	36,663	67,943
Change in net unrealized appreciation/depreciation	54,387	(69,695)	(57,837)	(69,436)

Change in net assets resulting from operations	159,302	82,724	(17,739)	2,404

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(12,262)	(10,076)	(21,131)	(46,279)
Class C	(4,180)	(3,578)	(5,115)	(12,486)
Class I	(18,221)	(20,749)	(17,337)	(46,107)
Class R2	(5,271)	(4,245)	—	—
Class R3	—	—	(1,616)	(3,226)
Class R4	—	—	(132)	(191)
Class R5	(23,132)	(20,788)	—	—
Class R6	(73,479)	(60,741)	(9,366)	(13,230)

Total distributions to shareholders	(136,545)	(120,177)	(54,697)	(121,519)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(56,713)	16,197	(66,132)	(168,175)

NET ASSETS:
Change in net assets	(33,956)	(21,256)	(138,568)	(287,290)
Beginning of period	1,148,338	1,169,594	529,233	816,523

End of period	$1,114,382	$1,148,338	$390,665	$529,233

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,342	$19,043	$428	$329
Net realized gain (loss)	46,835	88,982	253	2,392
Change in net unrealized appreciation/depreciation	(120,484)	(66,169)	2,768	(180)

Change in net assets resulting from operations	(58,307)	41,856	3,449	2,541

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5,592)	(9,987)	(858)	(747)
Class C	(1,365)	(2,585)	(204)	(214)
Class I	(54,344)	(96,496)	(1,447)	(880)
Class R2	(314)	(579)	—	—
Class R5	(3,383)	(10,610)	—	—
Class R6	(11,681)	(15,052)	—	—

Total distributions to shareholders	(76,679)	(135,309)	(2,509)	(1,841)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(586,626)	(27,032)	9,075	8,039

NET ASSETS:
Change in net assets	(721,612)	(120,485)	10,015	8,739
Beginning of period	977,378	1,097,863	30,685	21,946

End of period	$255,766	$977,378	$40,700	$30,685

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$18,251	$23,602	$13,822	$29,916
Distributions reinvested	8,614	6,926	19,511	40,963
Cost of shares redeemed	(40,642)	(24,982)	(54,915)	(134,149)

Change in net assets resulting from Class A capital transactions	$(13,777)	$5,546	$(21,582)	$(63,270)

Class C
Proceeds from shares issued	$2,490	$5,263	$1,393	$4,428
Distributions reinvested	3,299	2,906	4,865	11,150
Cost of shares redeemed	(10,656)	(8,391)	(14,460)	(23,180)

Change in net assets resulting from Class C capital transactions	$(4,867)	$(222)	$(8,202)	$(7,602)

Class I
Proceeds from shares issued	$21,569	$42,963	$28,647	$46,939
Distributions reinvested	16,565	19,170	15,360	39,134
Cost of shares redeemed	(61,865)	(86,816)	(89,816)	(146,883)

Change in net assets resulting from Class I capital transactions	$(23,731)	$(24,683)	$(45,809)	$(60,810)

Class R2
Proceeds from shares issued	$10,855	$13,480	$—	$—
Distributions reinvested	5,051	3,834	—	—
Cost of shares redeemed	(21,173)	(11,486)	—	—

Change in net assets resulting from Class R2 capital transactions	$(5,267)	$5,828	$—	$—

Class R3
Proceeds from shares issued	$—	$—	$3,971	$5,800
Distributions reinvested	—	—	1,599	2,914
Cost of shares redeemed	—	—	(6,383)	(3,876)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$(813)	$4,838

Class R4
Proceeds from shares issued	$—	$—	$296	$419
Distributions reinvested	—	—	105	191
Cost of shares redeemed	—	—	(966)	(417)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$(565)	$193

Class R5
Proceeds from shares issued	$22,564	$22,080	$—	$—
Distributions reinvested	23,131	19,502	—	—
Cost of shares redeemed	(53,596)	(41,585)	—	—

Change in net assets resulting from Class R5 capital transactions	$(7,901)	$(3)	$—	$—

Class R6
Proceeds from shares issued	$41,741	$52,907	$27,441	$52,306
Distributions reinvested	68,077	56,881	7,917	12,629
Cost of shares redeemed	(110,988)	(80,057)	(24,519)	(106,459)

Change in net assets resulting from Class R6 capital transactions	$(1,170)	$29,731	$10,839	$(41,524)

Total change in net assets resulting from capital transactions	$(56,713)	$16,197	$(66,132)	$(168,175)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	335	427	834	1,581
Reinvested	160	136	1,108	2,426
Redeemed	(754)	(436)	(3,212)	(6,614)

Change in Class A Shares	(259)	127	(1,270)	(2,607)

Class C
Issued	47	97	107	287
Reinvested	63	58	355	821
Redeemed	(203)	(152)	(1,090)	(1,483)

Change in Class C Shares	(93)	3	(628)	(375)

Class I
Issued	377	747	1,604	2,306
Reinvested	300	371	810	2,168
Redeemed	(1,107)	(1,560)	(4,928)	(7,149)

Change in Class I Shares	(430)	(442)	(2,514)	(2,675)

Class R2
Issued	204	244	—	—
Reinvested	96	77	—	—
Redeemed	(397)	(208)	—	—

Change in Class R2 Shares	(97)	113	—	—

Class R3
Issued	—	—	235	284
Reinvested	—	—	91	173
Redeemed	—	—	(360)	(213)

Change in Class R3 Shares	—	—	(34)	244

Class R4
Issued	—	—	18	23
Reinvested	—	—	6	11
Redeemed	—	—	(52)	(20)

Change in Class R4 Shares	—	—	(28)	14

Class R5
Issued	412	387	—	—
Reinvested	425	383	—	—
Redeemed	(983)	(743)	—	—

Change in Class R5 Shares	(146)	27	—	—

Class R6
Issued	784	951	1,545	2,722
Reinvested	1,251	1,116	416	698
Redeemed	(1,980)	(1,391)	(1,377)	(4,759)

Change in Class R6 Shares	55	676	584	(1,339)

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

	JPMorgan Intrepid Value Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,903	$11,985	$3,668	$2,348
Distributions reinvested	5,106	9,196	837	718
Cost of shares redeemed	(23,459)	(27,574)	(4,213)	(1,953)

Change in net assets resulting from Class A capital transactions	$(11,450)	$(6,393)	$292	$1,113

Class C
Proceeds from shares issued	$567	$1,402	$266	$525
Distributions reinvested	1,288	2,461	187	197
Cost of shares redeemed	(7,152)	(6,446)	(725)	(1,137)

Change in net assets resulting from Class C capital transactions	$(5,297)	$(2,583)	$(272)	$(415)

Class I
Proceeds from shares issued	$134,333	$264,946	$12,036	$9,527
Distributions reinvested	54,229	96,262	1,446	879
Cost of shares redeemed	(689,651)	(367,734)	(4,427)	(3,065)

Change in net assets resulting from Class I capital transactions	$(501,089)	$(6,526)	$9,055	$7,341

Class R2
Proceeds from shares issued	$765	$1,113	$—	$—
Distributions reinvested	218	330	—	—
Cost of shares redeemed	(2,045)	(2,425)	—	—

Change in net assets resulting from Class R2 capital transactions	$(1,062)	$(982)	$—	$—

Class R5
Proceeds from shares issued	$2,988	$11,721	$—	$—
Distributions reinvested	3,383	10,610	—	—
Cost of shares redeemed	(48,472)	(55,669)	—	—

Change in net assets resulting from Class R5 capital transactions	$(42,101)	$(33,338)	$—	$—

Class R6
Proceeds from shares issued	$55,961	$30,950	$—	$—
Distributions reinvested	11,672	15,044	—	—
Cost of shares redeemed	(93,260)	(23,204)	—	—

Change in net assets resulting from Class R6 capital transactions	$(25,627)	$22,790	$—	$—

Total change in net assets resulting from capital transactions	$(586,626)	$(27,032)	$9,075	$8,039

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	238	363	90	58
Reinvested	173	314	20	19
Redeemed	(800)	(859)	(108)	(48)

Change in Class A Shares	(389)	(182)	2	29

Class C
Issued	22	47	8	14
Reinvested	44	85	4	5
Redeemed	(250)	(208)	(18)	(28)

Change in Class C Shares	(184)	(76)	(6)	(9)

Class I
Issued	4,400	8,250	295	235
Reinvested	1,759	3,260	33	23
Redeemed	(23,872)	(11,663)	(108)	(78)

Change in Class I Shares	(17,713)	(153)	220	180

Class R2
Issued	25	36	—	—
Reinvested	8	11	—	—
Redeemed	(72)	(73)	—	—

Change in Class R2 Shares	(39)	(26)	—	—

Class R5
Issued	101	353	—	—
Reinvested	110	358	—	—
Redeemed	(1,585)	(1,777)	—	—

Change in Class R5 Shares	(1,374)	(1,066)	—	—

Class R6
Issued	1,871	992	—	—
Reinvested	394	507	—	—
Redeemed	(3,593)	(719)	—	—

Change in Class R6 Shares	(1,328)	780	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Growth Fund
Class A
Year Ended June 30, 2020	$56.61	$0.63	(i)	$7.41	$8.04	$(0.34)	$(6.67)	$(7.01)
Year Ended June 30, 2019	59.09	0.45		3.01	3.46	(0.30)	(5.64)	(5.94)
Year Ended June 30, 2018	48.60	0.23		10.51	10.74	(0.25)	—	(0.25)
Year Ended June 30, 2017	40.37	0.22		8.27	8.49	(0.26)	—	(0.26)
Year Ended June 30, 2016	40.99	0.27		(0.63)	(0.36)	(0.26)	—	(0.26)

Class C
Year Ended June 30, 2020	55.45	0.35	(i)	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16		2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)		10.32	10.28	—	—	—
Year Ended June 30, 2017	39.63	—	(f)	8.13	8.13	(0.04)	—	(0.04)
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)	—	(0.09)

Class I
Year Ended June 30, 2020	57.60	0.79	(i)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60		3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38		10.68	11.06	(0.36)	—	(0.36)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)	—	(0.39)
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)	—	(0.02)

Class R2
Year Ended June 30, 2020	55.27	0.48	(i)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30		2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09		10.31	10.40	(0.11)	—	(0.11)
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)	—	(0.23)
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)	—	(0.29)

Class R5
Year Ended June 30, 2020	56.82	0.86	(i)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68		2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46		10.56	11.02	(0.46)	—	(0.46)
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)	—	(0.46)
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)	—	(0.44)

Class R6
Year Ended June 30, 2020	56.81	0.91	(i)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74		2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51		10.56	11.07	(0.49)	—	(0.49)
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)	—	(0.49)
November 2, 2015 (h) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.
(i)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$57.64	15.11%	$94,017	0.84%	1.15	%(i)	0.94%	96%
56.61	7.06	106,993	0.84	0.79		1.12	95
59.09	22.13	104,167	0.86	0.42		1.11	69
48.60	21.12	90,633	0.92	0.50		1.20	68
40.37	(0.88)	90,529	0.93	0.66		1.23	70

56.26	14.50	31,216	1.34	0.65	(i)	1.42	96
55.45	6.51	35,931	1.34	0.29		1.61	95
58.00	21.54	37,416	1.36	(0.08)		1.61	69
47.72	20.52	42,811	1.41	0.00	(g)	1.67	68
39.63	(1.35)	48,717	1.42	0.19		1.71	70

58.80	15.38	141,497	0.59	1.40	(i)	0.67	96
57.60	7.33	163,324	0.59	1.04		0.86	95
60.04	22.45	196,798	0.61	0.67		0.86	69
49.34	21.43	183,265	0.68	0.75		0.89	68
40.99	(0.63)	151,419	0.68	0.70		0.88	70

56.08	14.84	40,305	1.09	0.90	(i)	1.25	96
55.27	6.78	45,086	1.09	0.54		1.49	95
57.95	21.84	40,763	1.10	0.16		1.37	69
47.66	20.82	5,277	1.17	0.26		1.68	68
39.66	(1.10)	4,207	1.17	0.50		1.76	70

57.93	15.63	189,889	0.44	1.55	(i)	0.52	96
56.82	7.48	194,550	0.44	1.19		0.71	95
59.32	22.66	201,539	0.45	0.83		0.71	69
48.76	21.65	192,164	0.48	0.94		0.72	68
40.51	(0.42)	205,213	0.47	1.13		0.74	70

57.93	15.76	617,458	0.34	1.65	(i)	0.42	96
56.81	7.59	602,454	0.34	1.29		0.61	95
59.32	22.78	588,911	0.36	0.92		0.61	69
48.74	21.70	504,973	0.43	0.99		0.61	68
40.50	(2.94)	488,138	0.42	1.38		0.61	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2020	$18.24	$0.11		$(0.71)	$(0.60)	$(0.09)	$(2.03)	$(2.12)
Year Ended June 30, 2019	22.76	0.10		(0.28)	(0.18)	(0.08)	(4.26)	(4.34)
Year Ended June 30, 2018	22.11	0.15		2.29	2.44	(0.13)	(1.66)	(1.79)
Year Ended June 30, 2017	19.48	0.08		2.62	2.70	(0.07)	— (f)	(0.07)
Year Ended June 30, 2016	21.82	0.15		(0.64)	(0.49)	(0.13)	(1.72)	(1.85)

Class C
Year Ended June 30, 2020	14.64	0.01		(0.52)	(0.51)	(0.02)	(2.03)	(2.05)
Year Ended June 30, 2019	19.23	—	(f)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Year Ended June 30, 2018	18.90	0.04		1.96	2.00	(0.01)	(1.66)	(1.67)
Year Ended June 30, 2017	16.72	(0.04)		2.24	2.20	(0.02)	— (f)	(0.02)
Year Ended June 30, 2016	19.07	0.03		(0.58)	(0.55)	(0.08)	(1.72)	(1.80)

Class I
Year Ended June 30, 2020	19.48	0.16		(0.78)	(0.62)	(0.12)	(2.03)	(2.15)
Year Ended June 30, 2019	24.01	0.16		(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Year Ended June 30, 2018	23.22	0.22		2.41	2.63	(0.18)	(1.66)	(1.84)
Year Ended June 30, 2017	20.43	0.14		2.75	2.89	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	22.77	0.19		(0.64)	(0.45)	(0.17)	(1.72)	(1.89)

Class R3
Year Ended June 30, 2020	18.12	0.11		(0.70)	(0.59)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.70	0.11		(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Year Ended June 30, 2018	22.08	0.13		2.32	2.45	(0.17)	(1.66)	(1.83)
September 9, 2016 (h) through June 30, 2017	19.97	0.11		2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
Year Ended June 30, 2020	19.41	0.15		(0.76)	(0.61)	(0.13)	(2.03)	(2.16)
Year Ended June 30, 2019	23.95	0.16		(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
Year Ended June 30, 2018	23.20	0.19		2.44	2.63	(0.22)	(1.66)	(1.88)
September 9, 2016 (h) through June 30, 2017	20.95	0.12		2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Year Ended June 30, 2020	19.49	0.21		(0.76)	(0.55)	(0.18)	(2.03)	(2.21)
Year Ended June 30, 2019	24.04	0.21		(0.30)	(0.09)	(0.20)	(4.26)	(4.46)
Year Ended June 30, 2018	23.25	0.27		2.42	2.69	(0.24)	(1.66)	(1.90)
Year Ended June 30, 2017	20.42	0.19		2.76	2.95	(0.12)	— (f)	(0.12)
November 2, 2015 (h) through June 30, 2016	22.41	0.20		(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$15.52	(4.62)%	$154,019	1.14%	0.62%	1.22%	92%
18.24	0.81	204,131	1.14	0.49	1.31	82
22.76	11.18	314,171	1.14	0.65	1.29	62
22.11	13.91	304,927	1.14	0.40	1.38	70
19.48	(1.71)	311,724	1.15	0.77	1.44	78

12.08	(5.06)	27,417	1.64	0.10	1.73	92
14.64	0.24	42,429	1.64	0.00 (g)	1.79	82
19.23	10.69	62,925	1.64	0.18	1.78	62
18.90	13.20	81,761	1.74	(0.21)	1.87	70
16.72	(2.35)	89,071	1.79	0.15	1.96	78

16.71	(4.40)	119,926	0.89	0.85	0.96	92
19.48	1.05	188,694	0.89	0.75	1.04	82
24.01	11.47	296,876	0.89	0.91	1.02	62
23.22	14.17	310,316	0.89	0.65	1.11	70
20.43	(1.48)	258,866	0.90	0.93	1.13	78

15.41	(4.58)	12,615	1.14	0.63	1.20	92
18.12	0.76	15,456	1.14	0.55	1.29	82
22.70	11.22	13,823	1.14	0.59	1.27	62
22.08	11.07	8,854	1.15	0.64	1.34	70

16.64	(4.38)	562	0.89	0.82	0.98	92
19.41	1.06	1,202	0.89	0.76	1.04	82
23.95	11.46	1,157	0.89	0.80	1.11	62
23.20	11.30	22	0.90	0.67	1.11	70

16.73	(4.08)	76,126	0.64	1.16	0.70	92
19.49	1.28	77,321	0.64	0.98	0.80	82
24.04	11.73	127,571	0.64	1.11	0.77	62
23.25	14.52	183,859	0.65	0.86	0.77	70
20.42	0.12	304,934	0.65	1.53	0.78	78

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Value Fund
Class A
Year Ended June 30, 2020	$31.42	$0.55	(d)	$(3.38)	$(2.83)	$(0.63)	$(2.13)	$(2.76)
Year Ended June 30, 2019	34.53	0.49		0.55	1.04	(0.51)	(3.64)	(4.15)
Year Ended June 30, 2018	35.54	0.53		4.10	4.63	(0.55)	(5.09)	(5.64)
Year Ended June 30, 2017	31.20	0.47		4.66	5.13	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2016	35.66	0.53		(2.95)	(2.42)	(0.49)	(1.55)	(2.04)

Class C
Year Ended June 30, 2020	30.90	0.40	(d)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32		0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35		4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30		4.60	4.90	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.29	0.36		(2.91)	(2.55)	(0.32)	(1.55)	(1.87)

Class I
Year Ended June 30, 2020	31.62	0.62	(d)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57		0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62		4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53		4.67	5.20	(0.58)	(0.27)	(0.85)
Year Ended June 30, 2016	35.80	0.57		(2.95)	(2.38)	(0.53)	(1.55)	(2.08)

Class R2
Year Ended June 30, 2020	31.12	0.47	(d)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40		0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46		4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38		4.62	5.00	(0.44)	(0.27)	(0.71)
Year Ended June 30, 2016	35.48	0.44		(2.92)	(2.48)	(0.41)	(1.55)	(1.96)

Class R5
Year Ended June 30, 2020	31.73	0.67	(d)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62		0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66		4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59		4.69	5.28	(0.65)	(0.27)	(0.92)
Year Ended June 30, 2016	35.88	0.64		(2.95)	(2.31)	(0.60)	(1.55)	(2.15)

Class R6
Year Ended June 30, 2020	31.74	0.70	(d)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65		0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69		4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61		4.69	5.30	(0.67)	(0.27)	(0.94)
Year Ended June 30, 2016	35.89	0.66		(2.97)	(2.31)	(0.61)	(1.55)	(2.16)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$25.83	(9.96)%	$49,876	0.83%	1.88	%(d)	0.95%	79%
31.42	4.08	72,888	0.82	1.49		1.01	88
34.53	13.39	86,400	0.83	1.48		1.02	68
35.54	16.55	95,891	0.83	1.41		1.16	81
31.20	(6.70)	240,808	0.83	1.64		1.18	66

25.36	(10.46)	11,038	1.33	1.37	(d)	1.46	79
30.90	3.57	19,139	1.32	0.99		1.52	88
34.06	12.84	23,686	1.33	1.00		1.53	68
35.14	15.97	35,999	1.32	0.89		1.59	81
30.87	(7.16)	42,788	1.33	1.12		1.62	66

25.79	(10.69)	113,316	0.59	2.01	(d)	0.68	79
31.62	4.33	698,989	0.58	1.74		0.76	88
34.71	13.65	772,556	0.62	1.71		0.76	68
35.69	16.72	886,602	0.68	1.56		0.90	81
31.34	(6.56)	1,224,039	0.68	1.77		0.91	66

25.55	(10.24)	2,664	1.09	1.62	(d)	1.30	79
31.12	3.81	4,438	1.08	1.22		1.62	88
34.26	13.04	5,781	1.12	1.28		1.52	68
35.33	16.24	19,693	1.10	1.12		1.59	81
31.04	(6.91)	17,721	1.08	1.39		1.75	66

25.66	(11.16)	4,269	0.44	2.16	(d)	0.55	79
31.73	4.50	48,910	0.43	1.89		0.61	88
34.80	13.80	90,714	0.45	1.82		0.62	68
35.78	16.97	86,134	0.48	1.73		0.61	81
31.42	(6.35)	85,624	0.48	1.98		0.61	66

26.06	(9.68)	74,603	0.34	2.37	(d)	0.44	79
31.74	4.63	133,014	0.33	1.99		0.51	88
34.80	13.90	118,726	0.37	1.90		0.52	68
35.78	17.03	108,525	0.43	1.79		0.52	81
31.42	(6.33)	86,255	0.43	2.07		0.51	66

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
Class A
Year Ended June 30, 2020	$41.85	$0.47		$3.52		$3.99	$(0.43)	$(2.65)	$(3.08)
Year Ended June 30, 2019	41.28	0.50		3.21		3.71	(0.41)	(2.73)	(3.14)
Year Ended June 30, 2018	39.35	0.58		4.05		4.63	(0.48)	(2.22)	(2.70)
Year Ended June 30, 2017	33.20	0.29		6.20		6.49	(0.34)	—	(0.34)
Year Ended June 30, 2016	34.01	0.62	(d)	(0.87	)(d)	(0.25)	(0.56)	—	(0.56)

Class C
Year Ended June 30, 2020	40.98	0.25		3.44		3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29		3.16		3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41		3.92		4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11		6.06		6.17	(0.14)	—	(0.14)
Year Ended June 30, 2016	33.29	0.44	(d)	(0.85	)(d)	(0.41)	(0.40)	—	(0.40)

Class I
Year Ended June 30, 2020	42.15	0.57		3.56		4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60		3.23		3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66		4.10		4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38		6.25		6.63	(0.44)	—	(0.44)
Year Ended June 30, 2016	34.22	0.68	(d)	(0.86	)(d)	(0.18)	(0.64)	—	(0.64)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Class I Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$42.76	9.57%	$11,178	0.82%	1.12%		1.53%	99%
41.85	9.90	10,828	0.83	1.22		1.73	97
41.28	11.88	9,497	0.90	1.41		1.92	38
39.35	19.64	7,943	1.08	0.80		2.29	53
33.20	(0.72)	8,760	1.15	1.90	(d)	1.95	31

41.80	9.03	2,735	1.32	0.62		2.07	99
40.98	9.34	2,949	1.33	0.73		2.22	97
40.44	11.35	3,277	1.42	1.01		2.45	38
38.51	19.02	5,063	1.58	0.30		2.79	53
32.48	(1.21)	6,131	1.65	1.38	(d)	2.46	31

43.11	9.86	26,787	0.57	1.37		1.25	99
42.15	10.18	16,908	0.58	1.46		1.45	97
41.56	12.16	9,172	0.64	1.59		1.63	38
39.59	19.95	5,038	0.83	1.04		2.03	53
33.40	(0.48)	4,148	0.90	2.05	(d)	1.65	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Intrepid Growth Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Mid Cap Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan Intrepid Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund(1)	Class A, Class C and Class I	JPM I	Diversified

(1)	Effective August 17, 2020, JPMorgan Intrepid Sustainable Equity Fund changed its name to JPMorgan U.S. Sustainable Leaders Fund.

The investment objective of the JPMorgan Intrepid Growth Fund (“Intrepid Growth Fund”) is to seek to provide long-term capital growth.

The investment objective of the JPMorgan Intrepid Mid Cap Fund (“Intrepid Mid Cap Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The investment objective of both the JPMorgan Intrepid Value Fund (“Intrepid Value Fund”) and the JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,115,600	$—	$—	$1,115,600

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$408,223	$—	$—	$408,223

Appreciation in Other Financial Instruments
Futures Contracts (a)	$108	$—	$—	$108

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$258,988	$—	$—	$258,988

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$41,388	$—	$—	$41,388

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Intrepid Growth Fund	$11,233	$(11,233)	$—
Intrepid Mid Cap Fund	18,506	(18,506)	—
Intrepid Value Fund	2,394	(2,394)	—
U.S. Sustainable Leaders Fund	323	(323)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended June 30, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Intrepid Growth Fund	$4
Intrepid Mid Cap Fund	2
Intrepid Value Fund	3
U.S. Sustainable Leaders Fund	—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Intrepid Growth Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b)	$26,680	$367,998	$382,241	$2		$8	$12,447	12,436	$405		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares (a)	—	186,000	186,033	33	*	—	—	—	70	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	1,273	205,920	195,866	—		—	11,327	11,327	45	*	—

Total	$27,953	$759,918	$764,140	$35		$8	$23,774		$520		$—

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

Intrepid Mid Cap Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b)	$7,093	$206,455	$208,722	$1		$1	$4,828	4,824	$166		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a) (b)	3,001	18,999	7,000	1	*	3	15,004	14,998	51	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	2,904	94,109	91,256	—		—	5,757	5,757	39	*	—

Total	$12,998	$319,563	$306,978	$2		$4	$25,589		$256		$—

Intrepid Value Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b)	$23,318	$279,946	$298,560	$13		$2	$4,719	4,715	$394		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a) (b)	—	5,000	4,997	—	*(c)	—	3	3	29	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	—	70,160	67,708	—		—	2,452	2,452	48	*	—

Total	$23,318	$355,106	$371,265	$13		$2	$7,174		$471		$—

U.S. Sustainable Leaders Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b)	$1,669	$20,684	$20,748	$—	(c)	$—	(c)	$1,605	1,604	$18		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	—	2,548	2,222	—		—		326	326	—	*(c)	—

Total	$1,669	$23,232	$22,970	$—	(c)	$—	(c)	$1,931		$18		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2020 (amounts in thousands):

	Intrepid Growth Fund		Intrepid Mid Cap Fund	Intrepid Value Fund		U.S. Sustainable Leaders Fund
Futures Contracts — Equity:
Average Notional Balance Long	$23,711	(a)	$9,287	$24,628	(a)	$1,037	(a)
Ending Notional Balance Long	—		4,801	—		—

(a)	For the period July 1, 2019 through March 31, 2020.

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R3		Class R4		Class R5	Class R6	Total
Intrepid Growth Fund
Transfer agency fees	$16	$2	$6	$32	n/a		n/a		$3	$5	$64
Intrepid Mid Cap Fund
Transfer agency fees	42	8	6	n/a	$—	(a)	$—	(a)	n/a	3	59
Intrepid Value Fund
Transfer agency fees	3	2	8	4	n/a		n/a		3	2	22
U.S. Sustainable Leaders Fund
Transfer agency fees	3	2	1	n/a	n/a		n/a		n/a	n/a	6

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for the Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Intrepid Growth Fund	$5,671	$(232)	$(5,439)
Intrepid Mid Cap Fund	3,965	(102)	(3,863)
Intrepid Value Fund	19,538	(208)	(19,330)
U.S. Sustainable Leaders Fund	—	— (a)	— (a)

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to non-taxable dividends and tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Growth Fund	0.30	%(1)
Intrepid Mid Cap Fund	0.55	(1)
Intrepid Value Fund	0.30	(1)
U.S. Sustainable Leaders Fund	0.30	(2)

(1)

Prior to August 1, 2019, the investment advisory fee for Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund was accrued daily and paid monthly at an annual rate of 0.50%, 0.65% and 0.40%, respectively, of each Fund’s average daily net assets.

(2)

Prior to August 1, 2019, the investment advisory fee for U.S. Sustainable Leaders Fund was accrued daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets. From August 1, 2019 to May 31, 2020, the investment advisory fee for U.S. Sustainable Leaders Fund was accrued daily and paid monthly at an annual rate of 0.45% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2020, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Intrepid Growth Fund	0.25%	0.75%	0.50%	n/a
Intrepid Mid Cap Fund	0.25	0.75	n/a	0.25%
Intrepid Value Fund	0.25	0.75	0.50	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid Growth Fund	$8	$—
Intrepid Mid Cap Fund	4	—	(a)
Intrepid Value Fund	1	—
U.S. Sustainable Leaders Fund	4	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Intrepid Growth Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a	0.10%
Intrepid Mid Cap Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	n/a
Intrepid Value Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of each Fund’s respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class R2	Class R3	Class R4	Class R5	Class R6
Intrepid Growth Fund	0.84%		1.34%		0.59%		1.09%	n/a	n/a	0.44%	0.34%
Intrepid Mid Cap Fund	1.14		1.64		0.89		n/a	1.14%	0.89%	n/a	0.64
Intrepid Value Fund	0.83		1.33		0.59		1.09	n/a	n/a	0.44	0.34
U.S. Sustainable Leaders Fund	0.64	(1)	1.14	(1)	0.39	(1)	n/a	n/a	n/a	n/a	n/a

(1)

Prior to June 1, 2020, the contractual expense limitation was 0.84%, 1.34% and 0.59% for Class A, Class C and Class I, respectively. The contractual expense limitation percentages are in place until at least May 31, 2021 for U.S. Sustainable Leaders Fund.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

The expense limitation agreements were in effect for the year ended June 30, 2020 and are in place until at least October 31, 2020 for Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund.

For the year ended June 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Intrepid Growth Fund	$550	$316	$55	$921	$—	(a)
Intrepid Mid Cap Fund	163	109	55	327	2
Intrepid Value Fund	426	285	18	729	2
U.S. Sustainable Leaders Fund	154	26	55	235	6

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2020 were as follows (amounts in thousands):

Intrepid Growth Fund	$34
Intrepid Mid Cap Fund	14
Intrepid Value Fund	31
U.S. Sustainable Leaders Fund	2

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2020, Intrepid Mid Cap Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid Growth Fund	$1,035,621	$1,221,060
Intrepid Mid Cap Fund	412,615	532,166
Intrepid Value Fund	573,805	1,206,829
U.S. Sustainable Leaders Fund	39,811	33,385

During the year ended June 30, 2020, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Growth Fund	$775,222	$366,813	$26,435	$340,378
Intrepid Mid Cap Fund	368,253	60,563	20,485	40,078
Intrepid Value Fund	252,322	26,941	20,275	6,666
U.S. Sustainable Leaders Fund	34,443	7,262	317	6,945

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid Growth Fund	$10,945	$125,600	$136,545
Intrepid Mid Cap Fund	3,030	51,667	54,697
Intrepid Value Fund	13,455	63,224	76,679
U.S. Sustainable Leaders Fund	692	1,817	2,509

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid Growth Fund	$10,743	$109,434	$120,177
Intrepid Mid Cap Fund	28,929	92,590	121,519
Intrepid Value Fund	37,341	97,968	135,309
U.S. Sustainable Leaders Fund	385	1,456	1,841

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid Growth Fund	$11,788	$61,179	$340,378
Intrepid Mid Cap Fund	1,819	17,069	40,078
Intrepid Value Fund	2,278	—	6,666
U.S. Sustainable Leaders Fund	226	625	6,945

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, post-October capital loss deferrals and trustee deferred compensation.

As of June 30, 2020, the Funds did not have any net capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the Funds deferred to July 1, 2020 the following net capital losses of (amounts in thousands):

	Net Capital Losses
	Short-Term	Long-Term
Intrepid Growth Fund	$3,912	$—
Intrepid Mid Cap Fund	11,113	—
U.S. Sustainable Leaders Fund	231	—

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at June 30, 2020. Average borrowings from the Facility during the year ended June 30, 2020 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Intrepid Value Fund	$16,252	0.79%	1	$—	(a)

(a)	Amount rounds to less than one thousand.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

As of June 30, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid Growth Fund	2	28.3%	1	10.4%
Intrepid Mid Cap Fund	1	19.6	1	16.2
Intrepid Value Fund	—	—	2	22.5
U.S. Sustainable Leaders Fund	1	14.3	3	46.5

As of June 30, 2020, J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

JPMorgan Investor Funds
Intrepid Growth Fund	45.0%

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Events

On August 11, 2020 the Board of Trustees of JPM II approved the following changes to the Intrepid Mid Cap Growth Fund, which are expected to become effective on or about November 1, 2020: (i) a change to the Fund’s name to “JPMorgan SMID Cap Equity Fund”; (ii) a change to the Fund’s 80% investment policy so that, under normal circumstances, at least 80% of the Fund’s Assets (net assets plus the amount of any borrowings for investment purposes) will be invested in equity securities of small- to mid-cap companies; and (iii) a change to the Fund’s investment strategy so that the Fund will invest primarily in common stocks.

On August 11, 2020, the contractual expense limitations for all share classes of the Funds were extended until at least October 31, 2021.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Intrepid Value Fund and JPMorgan U.S. Sustainable Leaders Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Value Fund and JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund) (three of the funds constituting JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	53

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	55

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	57

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Growth Fund
Class A
Actual	$1,000.00	$1,052.20	$4.29	0.84%
Hypothetical	1,000.00	1,020.69	4.22	0.84
Class C
Actual	1,000.00	1,049.20	6.83	1.34
Hypothetical	1,000.00	1,018.20	6.72	1.34
Class I
Actual	1,000.00	1,053.40	3.01	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class R2
Actual	1,000.00	1,051.00	5.56	1.09
Hypothetical	1,000.00	1,019.44	5.47	1.09
Class R5
Actual	1,000.00	1,054.80	2.25	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44
Class R6
Actual	1,000.00	1,055.40	1.74	0.34
Hypothetical	1,000.00	1,023.17	1.71	0.34

JPMorgan Intrepid Mid Cap Fund
Class A
Actual	1,000.00	874.90	5.31	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class C
Actual	1,000.00	872.80	7.64	1.64
Hypothetical	1,000.00	1,016.71	8.22	1.64
Class I
Actual	1,000.00	875.80	4.15	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Mid Cap Fund (continued)
Class R3
Actual	$1,000.00	$874.60	$5.31	1.14%
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class R4
Actual	1,000.00	875.80	4.15	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class R6
Actual	1,000.00	877.30	2.99	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64

JPMorgan Intrepid Value Fund
Class A
Actual	1,000.00	841.70	3.80	0.83
Hypothetical	1,000.00	1,020.74	4.17	0.83
Class C
Actual	1,000.00	839.20	6.08	1.33
Hypothetical	1,000.00	1,018.25	6.67	1.33
Class I
Actual	1,000.00	833.90	2.69	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class R2
Actual	1,000.00	840.20	4.99	1.09
Hypothetical	1,000.00	1,019.44	5.47	1.09
Class R5
Actual	1,000.00	828.90	2.00	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44
Class R6
Actual	1,000.00	842.20	1.56	0.34
Hypothetical	1,000.00	1,023.17	1.71	0.34

JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
Class A
Actual	1,000.00	990.70	3.96	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80
Class C
Actual	1,000.00	988.20	6.43	1.30
Hypothetical	1,000.00	1,018.40	6.52	1.30
Class I
Actual	1,000.00	992.20	2.72	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	59

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program

Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be pro- vided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or

maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2020:

Dividends Received Deduction
JPMorgan Intrepid Growth Fund	100.00%
JPMorgan Intrepid Mid Cap Fund	100.00
JPMorgan Intrepid Value Fund	100.00
JPMorgan U.S. Sustainable Leaders Fund	87.53

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Intrepid Growth Fund	$131,281
JPMorgan Intrepid Mid Cap Fund	55,651
JPMorgan Intrepid Value Fund	82,776
JPMorgan U.S. Sustainable Leaders Fund	1,817

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Qualified Dividend Income
JPMorgan Intrepid Growth Fund	$10,945
JPMorgan Intrepid Mid Cap Fund	3,030
JPMorgan Intrepid Value Fund	13,455
JPMorgan U.S. Sustainable Leaders Fund	620

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	61

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	AN-INT-620

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2020 – $393,508

2019 – $388,182

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2020 – $53,460

2019 – $53,460

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2020 – $150,184

2019 – $143,894

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2020 and 2019, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2020 – Not applicable

2019 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2020 – 0.0%

2019 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2019 – $24.9 million

2018 – $30.4 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section  406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 31, 2020

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
August 31, 2020